                         UNION PROPERTY INVESTORS, INC.
                            5200 Town Center Circle
                           Boca Raton, Florida 33486
                                January 30, 1997

Dear Stockholder:

     You are cordially invited to attend a special meeting of stockholders of Union Property Investors, Inc. ('UPI') to be held on Wednesday, February 26, 1997, at 10:00 a.m. E.S.T. at the offices of Deloitte & Touche LLP, 1633 Broadway, Ninth Floor, New York, New York 10019 (the 'Special Meeting').

     At the Special Meeting, you will be asked to consider and vote upon a proposal to approve and adopt an Agreement and Plan of Merger, dated November 12, 1996, as amended (the 'Merger Agreement'), by and among UPI, Kranzco Realty Trust ('Kranzco') and KRT Union Corp., a wholly-owned subsidiary of Kranzco, and the authorization of the merger of UPI with and into KRT Union Corp. (the 'Merger') and the other transactions contemplated by the Merger Agreement. If the Merger Agreement is approved and the Merger is consummated, (i) each outstanding share of UPI Common Stock, par value $.01 per share, will be converted into the right to receive, at the election of the holder thereof and subject to certain adjustments, either (a) 0.298 of one share of Series B-1 Cumulative Convertible Preferred Shares of Beneficial Interest of Kranzco, par value $.01 per share, each with a $25.00 liquidation preference or (b) 0.298 of one share of Series B-2 Preferred Cumulative Convertible Preferred Shares of Beneficial Interest of Kranzco, par value $.01 per share, with a $25.00 liquidation preference, and (ii) each outstanding share of UPI Preferred Stock, par value $.01 per share, each with a $10.00 liquidation preference, will be converted into the right to receive one share of Series C Cumulative Redeemable Preferred Shares of Beneficial Interest of Kranzco, par value $.01 per share, each with a $10.00 per share liquidation preference. For more information regarding the consideration to be received by UPI stockholders in connection with the Merger, please refer to the accompanying Proxy Statement/Prospectus.

     After careful consideration, the Board of Directors of UPI has unanimously approved the Merger Agreement and authorized the Merger and the other transactions contemplated by the Merger Agreement and has determined that the Merger is fair to and in the best interests of UPI and its stockholders. The Board of Directors of UPI unanimously recommends that you vote FOR the approval and adoption of the Merger Agreement and the authorization of the Merger and the other transactions contemplated by the Merger Agreement.

     Details of the proposed Merger, the Merger Agreement and other important information concerning UPI and Kranzco appear in the accompanying Proxy Statement/Prospectus. Please give this material your careful attention.

     It is important that your shares be represented and voted at the Special Meeting. Therefore, whether or not you plan to attend the Special Meeting and regardless of the number of shares you own, we request that you complete, sign and date the enclosed proxy card and return it in the accompanying envelope, which requires no postage if mailed in the United States. You may, of course, attend the Special Meeting and vote in person, even if you have previously returned your proxy card. You should not send any stock certificates with the enclosed proxy card.

                                          Sincerely,
                                          Leonard S. Mandor
                                          Chairman of the Board and
                                          Chief Executive Officer

                         UNION PROPERTY INVESTORS, INC.
                            5200 Town Center Circle
                           Boca Raton, Florida 33486

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON FEBRUARY 26, 1997
                            ------------------------

     To the Stockholders of Union Property Investors, Inc.:

     A Special Meeting of Stockholders of UNION PROPERTY INVESTORS, INC. ('UPI'), a Delaware corporation, will be held at the offices of Deloitte & Touche LLP, 1633 Broadway, Ninth Floor, New York, New York 10019, on Wednesday, February 26, 1997, at 10:00 a.m. E.S.T., for the following purposes:

     (1) To consider and vote upon a proposal to approve and adopt an Agreement and Plan of Merger, dated November 12, 1996 as amended (the 'Merger Agreement'), by and among UPI, Kranzco Realty Trust ('Kranzco') and KRT Union Corp., a wholly-owned subsidiary of Kranzco, and authorize the merger of UPI with and into KRT Union Corp. (the 'Merger') and the other transactions contemplated by the Merger Agreement, pursuant to which (i) each outstanding share of UPI Common Stock, par value $.01 per share, would be converted into the right to receive, at the election of the holder thereof and subject to certain adjustments, either (a) 0.298 of one share of Series B-1 Cumulative Convertible Preferred Shares of Beneficial Interest of Kranzco, par value $.01 per share, each with a $25.00 liquidation preference, or (b) 0.298 of one share of Series B-2 Cumulative Convertible Preferred Shares of Beneficial Interest of Kranzco, par value $.01 per share, each with a $25.00 per share liquidation preference, and (ii) each outstanding share of UPI Preferred Stock, par value $.01 per share, each with a $25.00 per share liquidation preference, would be converted into the right to receive one share of Series C Cumulative Redeemable Preferred Shares of Beneficial Interest of Kranzco, par value $.01 per share, each with a $10.00 per share liquidation preference. A copy of the Merger Agreement is attached as Annex A to the Proxy Statement/Prospectus accompanying this Notice.

     (2) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.


     Only stockholders of record at the close of business on January 30, 1997 are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. Details of the proposed Merger, the Merger Agreement and other important information concerning UPI and Kranzco appear in the accompanying Proxy Statement/Prospectus.

     All stockholders are cordially invited to attend the Special Meeting. To ensure your representation at the Special Meeting, however, you are urged to complete and sign the accompanying proxy card and promptly return it in the enclosed prepaid envelope, whether or not you plan to attend the Special Meeting. Any stockholder of record attending the Special Meeting may vote in person even if that stockholder has already returned his or her proxy card.

                                          By order of the Board of Directors,


                                          HARVEY SHORE
                                          Secretary

Boca Raton, Florida

January 30, 1997

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL ENSURE THAT YOUR SHARES WILL BE VOTED. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                         UNION PROPERTY INVESTORS, INC.
                                PROXY STATEMENT
                              KRANZCO REALTY TRUST
                                   PROSPECTUS

     This Proxy Statement and Prospectus ('Proxy Statement/Prospectus') constitutes the Prospectus of Kranzco Realty Trust, a real estate investment trust formed under the laws of the State of Maryland ('Kranzco'), with respect to (i) the issuance of up to 310,000 shares of Series B-1 Cumulative Convertible Preferred Shares of Beneficial Interest of Kranzco, par value $.01 per share, each with a $25.00 per share liquidation preference (the 'Kranzco Series B-1 Preferred Shares'), to be issued to holders of common stock, par value $.01 per share ('UPI Common Stock'), of Union Property Investors, Inc., a Delaware corporation ('UPI'), in connection with the Merger (as hereinafter defined),
(ii) the issuance of up to 1,235,000 Series B-2 Cumulative Convertible Preferred Shares of Beneficial Interest of Kranzco, par value $.01 per share, each with a $25.00 per share liquidation preference (the 'Kranzco Series B-2 Preferred Shares'), to be issued in connection with the Merger, and (iii) the issuance of
(a) a presently indeterminable number of Common Shares of Beneficial Interest, par value $.01 per share, of Kranzco ('Kranzco Common Shares') to be issued upon the conversion of the Kranzco Series B-1 Preferred Shares or Kranzco Series B-2 Preferred Shares, and (b) a presently indeterminable amount of Series B-1 Preferred Shares upon conversion of shares of Kranzco Series B-2 Preferred Shares. See 'THE MERGER.'

     This Proxy Statement/Prospectus is also being furnished to stockholders of

UPI in connection with the solicitation of proxies by the Board of Directors of UPI ('UPI Board') for use at a Special Meeting of stockholders of UPI to be held at the offices of Deloitte & Touche LLP, 1633 Broadway, Ninth Floor, New York, New York 10019, on Wednesday, February 26, 1997, at 10:00 a.m. E.S.T. and at any adjournments or postponements thereof (the 'Special Meeting').

     This Proxy Statement/Prospectus relates to the proposed merger (the 'Merger') of UPI with and into KRT Union Corp., a Delaware corporation and a wholly-owned subsidiary of Kranzco ('Newco'), pursuant to the Agreement and Plan of Merger, dated November 12, 1996, as amended (the 'Merger Agreement'), by and among Kranzco, Newco and UPI. See 'THE MERGER.' Upon consummation of the Merger
(i) each outstanding share of UPI Common Stock will be converted into the right to receive, at the election of the holder thereof and subject to certain adjustments, either 0.298 of one share of Kranzco Series B-1 Preferred Shares or
0.298 of one share of Kranzco Series B-2 Preferred Shares, (ii) each outstanding share of UPI preferred stock, par value $.01 per share, each with a $10.00 per share liquidation preference of UPI, will be converted into the right to receive one share of Series C Cumulative Redeemable Preferred Shares of Beneficial Interest of Kranzco, par value $.01 per share, each with a $10.00 liquidation preference (the 'Kranzco Series C Preferred Shares'), and (iii) the separate corporate existence of UPI shall cease and Newco shall be the surviving corporation. Consummation of the Merger is subject to various conditions (which must be satisfied or waived), including approval and adoption of the Merger Agreement and authorization of the Merger and the other transactions contemplated by the Merger Agreement by the holders of a majority of the outstanding shares of UPI Common Stock at the Special Meeting. See 'THE MERGER AGREEMENT AND CERTAIN ANCILLARY DOCUMENTS.' The stockholders of UPI will also consider and vote upon such other business as may properly come before the Special Meeting or any and all adjournments or postponements thereof. Neither the Merger Agreement nor the Merger is being submitted to a vote of the shareholders of Kranzco and no proxies are being solicited in respect thereof.
                            ------------------------

     FOR CERTAIN RISKS THAT SHOULD BE CONSIDERED IN EVALUATING THE MERGER, SEE 'RISK FACTORS' ON PAGE 15.
                            ------------------------

     All information contained in this Proxy Statement/Prospectus with respect to Kranzco and Newco has been provided by Kranzco. All information contained in this Proxy Statement/Prospectus with respect to UPI has been provided by UPI.

     The Kranzco Common Shares are traded on the New York Stock Exchange, Inc. ('NYSE') under the symbol 'KRT' and the UPI Common Stock is traded on the OTC Electronic Bulletin Board under the symbol 'UPIC.' On January 22, 1997, the last reported sale price of the Kranzco Common Shares was $17.50 per share and the last reported sale price of the UPI Common Stock was $5.75 per share.

     This Proxy Statement/Prospectus and the accompanying form of proxy are first being mailed to stockholders of UPI on or about January 31, 1997.
                            ------------------------

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
          SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES A
           ND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION

            PASSED UPON THE THE ACCURACY OR ADEQUACY OF THIS PROXY
                STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

        THE DATE OF THIS PROXY STATEMENT/PROSPECTUS IS JANUARY 30, 1997.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Certain statements in 'SUMMARY' and under the captions 'RISK FACTORS,' 'THE MERGER-- UPI's Reasons for the Merger; Recommendations of the UPI Board,' '--Opinion of Societe Generale Securities Corporation,' 'SELECTED HISTORICAL AND UNAUDITED COMBINED CONDENSED PRO FORMA FINANCIAL DATA,' 'MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF UPI' and elsewhere in this Proxy Statement/Prospectus constitute 'forward-looking statements' within the meaning of the Private Securities Litigation Reform Act of 1995 (the 'Reform Act'). Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of UPI or Kranzco or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: expected cost savings from the Merger may not be fully realized; general economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of prospective tenants and lease rents; financial condition and bankruptcy of tenants, including disaffirmance of leases by bankrupt tenants; the availability and terms of debt and equity financing; adverse changes in the real estate market including, among other things, competition with other companies; risks of real estate development and acquisition; governmental actions and initiatives; environmental/safety requirements; and other changes and factors referenced in this Proxy Statement/Prospectus. See 'RISK FACTORS.'

                             AVAILABLE INFORMATION

     Kranzco and UPI are each subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission (the 'Commission'). Such reports, proxy statements and other information filed may be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and may be available at the following Regional Offices of the Commission: Chicago Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and New York Regional Office, 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such materials can be obtained at prescribed rates from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a Web site at 'http://www.sec.gov' that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission. In addition, materials filed by Kranzco can be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005, on which the Kranzco Common Shares are listed.


     Kranzco has filed with the Commission a registration statement on Form S-4 (herein, together with all amendments and exhibits, referred to as the 'Registration Statement') under the Securities Act of 1933, as amended (the 'Securities Act'), with respect to the registration of the securities offered hereby. This Proxy Statement/Prospectus does not contain all the information set forth in the Registration Statement. Reference is made to such Registration Statement for further information with respect to Kranzco and UPI. Statements contained herein or incorporated herein by reference concerning the provisions of documents are summaries of such documents, and each statement is qualified in its entirety by reference to the copy of the applicable document if filed with the Commission or attached as an annex hereto. The Registration Statement and the previous filings made by Kranzco and UPI with the Commission may be obtained from the Commission at its principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

                    INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents previously filed by Kranzco with the Commission are hereby incorporated by reference into this Proxy Statement/Prospectus:

          1. Annual Report on Form 10-K for the fiscal year ended December 31, 1995;

          2. Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1996, June 30, 1996 and September 30, 1996;

          3. Proxy Statement of Kranzco dated March 29, 1996; and

          4. The description of the Kranzco Common Shares contained in the Registration Statement on Form 8-A, and the documents incorporated therein by reference, as amended by Amendment No. 1 to the Registration Statement No. 33- 49434, filed with the Commission on October 16, 1992, Amendment No. 2, filed with the Commission on November 4, 1992 and Amendment No. 3, filed with the Commission on November 10, 1992, dated November 10, 1992.

     In addition, all reports and other documents filed by Kranzco pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the consummation of the Merger shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such reports and documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement/Prospectus to the extent that a statement contained herein, or in any other subsequently filed document that also is incorporated or deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement/Prospectus.

     THIS PROXY STATEMENT/PROSPECTUS INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. DOCUMENTS RELATING TO KRANZCO (OTHER THAN EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE HEREIN) ARE AVAILABLE TO ANY PERSON, INCLUDING ANY

BENEFICIAL OWNER OF UPI COMMON STOCK, TO WHOM THIS PROXY STATEMENT/PROSPECTUS IS DELIVERED, UPON WRITTEN OR ORAL REQUEST FROM KRANZCO AT 128 FAYETTE STREET, CONSHOHOCKEN, PENNSYLVANIA 19428, ATTENTION: ROBERT H. DENNIS (TELEPHONE NO.
(610) 941-9292). IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, ANY REQUEST SHOULD BE MADE BY FEBRUARY 14, 1997.
           ---------------------------------------------------------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH THE SOLICITATIONS MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY UPI OR KRANZCO. THIS PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO PURCHASE, ANY OF THE SECURITIES OFFERED BY THIS PROXY STATEMENT/PROSPECTUS, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION TO OR FROM ANY PERSON TO OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION OF AN OFFER, OR PROXY SOLICITATION IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS PROXY STATEMENT/PROSPECTUS NOR THE ISSUANCE OR SALE OF ANY SECURITIES HEREUNDER SHALL UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF KRANZCO OR UPI SINCE THE DATE HEREOF OR THAT THE INFORMATION HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

[This page intentionally left blank]

                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
SUMMARY...............................................................     1
  Summary Historical and Unaudited Combined Condensed Pro Forma
     Financial Data...................................................    11
RISK FACTORS..........................................................    15
THE SPECIAL MEETING...................................................    23
  Date, Time and Place of the Special Meeting.........................    23
  Purpose of the Special Meeting......................................    23
  Record Date and Voting of Proxies...................................    23
  Quorum..............................................................    23
  Vote Required and Voting Intentions of Certain Stockholders.........    24
  Security Ownership of Certain Beneficial Owners and Management......    24
  Solicitation of Proxies.............................................    25
THE MERGER............................................................    26
  General.............................................................    26
  Background of the Merger............................................    26
  UPI's Reasons for the Merger; Recommendations of the UPI Board......    29
  Opinion of Societe Generale Securities Corporation..................    32

  Interests of Certain Persons in the Merger..........................    36
  Appraisal Rights....................................................    38
  Accounting Treatment................................................    39
  Certain U.S. Federal Income Tax Considerations......................    40
     Federal Income Taxation of Kranzco...............................    44
     State, Local and Foreign Taxation of Kranzco and the Kranzco
      Shareholders....................................................    46
  Resale Restrictions.................................................    46
  Regulatory Approval.................................................    47
THE MERGER AGREEMENT AND CERTAIN ANCILLARY DOCUMENTS..................    48
  Merger Agreement....................................................    48
     The Merger; Merger Consideration.................................    48
     No Fractional Shares; Cash Payments..............................    50
     Description of Kranzco Series B Preferred Shares and Kranzco
      Series C Preferred Shares.......................................    50
     Representations and Warranties...................................    50
     Certain Covenants................................................    51
     Conditions to the Merger.........................................    54
     Termination of the Merger Agreement..............................    55
     Effect of Termination of the Merger Agreement....................    56
     Fees.............................................................    57
     Amendment and Waiver.............................................    57
  Shareholders and Voting Trust Agreement.............................    57
  Guaranty Agreement..................................................    57
  Registration Rights Agreement.......................................    58
SELECTED HISTORICAL AND UNAUDITED COMBINED CONDENSED PRO FORMA
  FINANCIAL DATA......................................................    59
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
  RESULTS OF OPERATIONS OF UPI........................................    67
THE COMPANIES.........................................................    71
  Business of Kranzco.................................................    71
  Business of UPI.....................................................    74
  Combined Entities...................................................    86
MARKET PRICE OF AND DIVIDENDS ON UPI AND KRANZCO COMMON EQUITY AND
  RELATED STOCKHOLDER MATTERS.........................................    87
  UPI Common Stock....................................................    87
  Kranzco Common Shares...............................................    88

DESCRIPTION OF UPI CAPITAL STOCK......................................    89
  UPI Common Stock....................................................    89
  UPI Preferred Stock.................................................    89
DESCRIPTION OF KRANZCO SHARES.........................................    90
  General.............................................................    90
  Kranzco Common Shares...............................................    90
  Kranzco Preferred Shares............................................    91
     General..........................................................    91
     Kranzco Series A-1 Preferred Shares..............................    91
     Kranzco Series B-1 Preferred Shares and Kranzco Series B-2
      Preferred Shares................................................    94

     Kranzco Series C Preferred Shares................................    99
  Warrants............................................................   101
  Classification or Reclassification of Kranzco Shares................   101
  Restrictions on Transfer Generally..................................   101
COMPARISON OF RIGHTS OF HOLDERS.......................................   103
LEGAL MATTERS.........................................................   108
EXPERTS...............................................................   108
STOCKHOLDER PROPOSALS.................................................   109
OTHER MATTERS.........................................................   109
INDEX TO FINANCIAL STATEMENTS.........................................   F-1

Annexes:

  A.   Composite Agreement and Plan of Merger

  B.   Opinion of UPI's Financial Advisor: Societe Generale Securities
       Corporation

  B-1. Letter From UPI's Financial Advisor: Societe Generale Securities
       Corporation

  C. Text of Appraisal Rights Provisions (Section 262 of the Delaware General Corporation Law)

  D.   Articles Supplementary for Kranzco Series B-1 Preferred Shares

  E.   Articles Supplementary for Kranzco Series B-2 Preferred Shares

                                    SUMMARY

     The following is a brief summary of certain information contained elsewhere in this Proxy Statement/Prospectus and the Annexes hereto. This summary does not contain a complete statement of all material information relating to the Agreement and Plan of Merger, dated November 12, 1996, as amended (the 'Merger Agreement'), by and among Kranzco Realty Trust, a real estate investment trust formed under the laws of the State of Maryland ('Kranzco'), KRT Union Corp., a Delaware corporation and a wholly-owned subsidiary of Kranzco ('Newco'), and UPI Property Investors, Inc., a Delaware corporation ('UPI'), and the proposed merger of UPI with and into Newco (the 'Merger'), and is subject to, and is qualified in its entirety by, the more detailed information and financial statements contained or incorporated by reference in this Proxy Statement/Prospectus and the Annexes hereto. Stockholders of UPI should read carefully this Proxy Statement/Prospectus and the Annexes hereto in their entirety. Unless the context indicates otherwise, all references to Kranzco shall include Kranzco's subsidiaries and affiliated partnerships.

THE COMPANIES

  Kranzco


     Kranzco is a self-administered and self-managed equity real estate investment trust ('REIT') formed under Maryland law in 1992, and is in the business of owning, managing, operating, leasing, acquiring and expanding neighborhood and community shopping centers. In addition to its own properties, Kranzco provides management services for properties owned by third parties. Kranzco owns and operates 38 neighborhood and community shopping centers aggregating approximately 5.7 million square feet of gross leasable area located in Connecticut, Maryland, New Jersey, New York, Pennsylvania, Rhode Island and Virginia.

     Kranzco's executive offices are located at 128 Fayette Street, Conshohocken, Pennsylvania 19428, and its telephone number at that address is
(610) 941-9292.

     Newco is a Delaware corporation and was incorporated on October 8, 1996 solely for the purpose of consummating the Merger and the other transactions contemplated by the Merger Agreement. Newco's executive offices are located at 128 Fayette Street, Conshohocken, Pennsylvania 19428 and its telephone number at that address is (610) 941-9292.

  UPI

     UPI is a corporation, incorporated under the laws of the State of Delaware on November 1, 1994, and is currently engaged in the ownership of shopping centers and single tenant commercial retail properties. UPI owns 16 retail properties aggregating approximately 1.3 million square feet of gross leasable area located in 11 states (the 'UPI Properties'). The 16 retail properties consist of nine shopping centers and seven single tenant commercial retail properties. In the event that the Merger is not consummated for any reason, UPI will continue to pursue its business objectives of maximizing cash flow and capital appreciation of its property portfolio through property management and the acquisition and development of properties and holding its properties for long-term investment.

     UPI's executive offices are located at 5200 Town Center Circle, Boca Raton, Florida 33486, and its telephone number at that address is (561) 394-9388.

THE SPECIAL MEETING

  Time, Place and Date

     A special meeting of stockholders of UPI will be held on Wednesday, February 26, 1997, at 10:00 a.m., E.S.T., at the offices of Deloitte & Touche LLP, 1633 Broadway, Ninth Floor, New York, New York 10019 (the 'Special Meeting').

  The Purpose of the Special Meeting

     At the Special Meeting, holders of common stock, par value $.01 per share, of UPI ('UPI Common Stock') will be asked to consider and vote upon a proposal to approve and adopt the Merger Agreement and authorize the Merger and the other transactions contemplated by the Merger Agreement.


     Holders of UPI Common Stock will also consider and vote upon any other matters that may properly come before the Special Meeting. The Board of Directors of UPI (the 'UPI Board') does not intend to bring any matter before the Special Meeting except as specifically indicated in the foregoing Notice of Special Meeting, nor does the UPI Board know of any matters which anyone else proposes to bring before the Special Meeting. If any other matters properly come before the Special Meeting, the persons named in the accompanying proxy, or their duly constituted substitutes acting at the Special Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters, unless such authorization is withheld. A holder of UPI Common Stock who has given a proxy may revoke it at any time before it is exercised at the Special Meeting by (i) delivering to the Secretary of UPI (by any means, including facsimile) a written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and delivering prior to the vote at the Special Meeting a proxy relating to the same shares and bearing a later date, or (iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not, by itself, revoke a proxy).

  Votes Required; Record Date

     Approval and adoption of the Merger Agreement and authorization of the Merger and the other transactions contemplated by the Merger Agreement require the affirmative vote of the holders of a majority of the outstanding shares of UPI Common Stock. Only holders of record of UPI Common Stock at the close of business on January 30, 1997 (the 'Record Date') are entitled to notice of and to vote at the Special Meeting. Record holders of UPI Common Stock will be entitled to one vote per share of UPI Common Stock. LEONARD MANDOR AND ROBERT MANDOR, EACH OF WHOM IS A DIRECTOR AND AN EXECUTIVE OFFICER OF UPI, TOGETHER BENEFICIALLY OWN, AND HAVE THE RIGHT TO VOTE OR DIRECT THE VOTE OF, A TOTAL OF 2,859,980 SHARES OF UPI COMMON STOCK AS OF JANUARY 24, 1997, CONSTITUTING APPROXIMATELY 75.5% OF THE OUTSTANDING UPI COMMON STOCK, AND HAVE AGREED TO VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE AUTHORIZATION OF THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT.

THE MERGER AGREEMENT

  Merger Consideration

     Upon consummation of the Merger, (a) each share of UPI Common Stock will be converted into the right to receive at the election of the holder thereof and subject to certain adjustments, either (i) 0.298 of one share of Series B-1 Cumulative Convertible Preferred Shares of Beneficial Interest of Kranzco, par value $.01 per share, each with a $25.00 liquidation preference (the 'Kranzco Series B-1 Preferred Shares'), or (ii) 0.298 of one share of Series B-2 Cumulative Convertible Preferred Shares of Beneficial Interest of Kranzco, par value $.01 per share, each with a $25.00 liquidation preference (the 'Kranzco Series B-2 Preferred Shares;' the Kranzco Series B-1 Preferred Shares and the Kranzco Series B-2 Preferred Shares shall each be sometimes referred to hereinafter as the 'Kranzco Series B Preferred Shares'), and (b) each share of preferred stock, par value $.01 per share, each with a $10.00 liquidation preference, of UPI (the 'UPI Preferred Stock'), will be converted into the right to receive one share of Series C Cumulative Redeemable Preferred Shares of Beneficial Interest of Kranzco, par value of $.01 per share, each with a $10.00 liquidation preference (the 'Kranzco Series C Preferred Shares'). In the event that on the date of the consummation of the Merger (i) certain of UPI's expenses in connection with the Merger and the other transactions contemplated by the Merger Agreement (the 'Merger Expenses') that remain unpaid as of the date of the consummation of the Merger are less than $2,000,000, (ii) the outstanding principal amount of the UPI mortgage indebtedness or the outstanding amount of UPI Preferred Stock on the date one day prior to the consummation of the Merger is less than on September 30, 1996, and/or (iii) Total Current Assets of UPI exceed Total Current Liabilities of UPI (each as defined in the Merger Agreement), each share of UPI Common Stock will be converted into the right to receive a number of additional Kranzco Series B Preferred Shares equal to the net amount of (a) unpaid Merger Expenses less than $2,000,000, (b) reduction of mortgage indebtedness and/or outstanding UPI Preferred Stock from September 30, 1996 through the date one day prior to the consummation of the Merger and/or (c) the excess of Total Current Assets over Total Current Liabilities, divided by $25, divided further by 3,789,171. In the event that (i) on the date of the Merger certain of UPI's unpaid Merger Expenses exceed $2,000,000 or (ii) Total Current Liabilities of UPI exceed Total Current Assets of UPI, the number of Kranzco Series B Preferred Shares which each share of the UPI Common Stock will be converted into the right to receive will be reduced by a number of Kranzco Series B Preferred Shares equal to (a) the unpaid Merger Expenses greater than $2,000,000 and/or (b) the excess of Total Current Liabilities over Total Current Assets, divided by $25, divided further by 3,789,171.

     Leonard Mandor and Robert Mandor, both of whom are executive officers and directors of UPI and who, together with certain of their affiliates, beneficially own approximately 75.5% of the outstanding UPI Common Stock, have informed UPI and Kranzco that they will elect to receive Kranzco Series B-2 Preferred Shares in the Merger in exchange for their shares of UPI Common Stock, and have represented that they have no plan or intention to sell or transfer such Kranzco Series B-2 Preferred Shares for at least one year following the consummation of the Merger.

  Effective Date of the Merger

     If approved by the stockholders of UPI, the Merger shall become effective upon the effective date of the filing of the certificate of merger providing for the Merger with the Delaware Secretary of State in accordance with the Delaware General Corporation Law (the 'DGCL'), or at such later time as the parties shall have agreed upon and designated in the merger certificate in accordance with the DGCL. Subject to the satisfaction or waiver of the other conditions to the obligations of Kranzco and UPI to consummate the Merger, it is currently expected that the Merger will be consummated as promptly as practicable after the Special Meeting.

  Exchange of UPI Stock Certificates

     Promptly after the consummation of the Merger, First Union National Bank NC, Charlotte, North Carolina will mail to each holder of record of a certificate or certificates which, immediately prior to the consummation of the Merger, represented shares of UPI Common Stock or UPI Preferred Stock

(collectively, the 'UPI Certificates' and individually, a 'UPI Certificate'), a letter of transmittal which shall, (a) with respect to each holder of a UPI Certificate representing shares of UPI Common Stock, instruct such holder to elect to have each of such holder's shares of UPI Common Stock converted, subject to adjustment, into either (A) 0.298 of one share of Kranzco Series B-1 Preferred Shares and the cash to be received, if any, in lieu of the issuance of fractional shares of Kranzco Series B-1 Preferred Shares, or (B) 0.298 of one share of Kranzco Series B-2 Preferred Shares and the cash to be received, if any, in lieu of the issuance of fractional shares of Kranzco Series B-2 Preferred Shares, (b) with respect to each holder of a UPI Certificate representing shares of UPI Preferred Stock, instruct such holder that upon surrender of such certificate, each share of UPI Preferred Stock will be converted into one share of Kranzco Series C Preferred Shares, and (c) specify the manner by which to effect the surrender of UPI Certificates in exchange for certificates representing shares of Kranzco Series B-1 Preferred Shares, Kranzco Series B-2 Preferred Shares or Kranzco Series C Preferred Shares, respectively, and cash in lieu of fractional shares, if applicable, after giving effect to any required withholding tax. UPI Certificates should not be surrendered until the letter of transmittal and instructions are received. In addition, the holders of UPI Common Stock who determine to seek to exercise their appraisal rights should not surrender their UPI Certificates.

  Representations, Warranties and Covenants

     Pursuant to the Merger Agreement, Kranzco and UPI each have made certain representations, warranties and covenants customary in transactions of this type.

  Conditions to the Merger

     The respective obligations of Kranzco, Newco and UPI to consummate the Merger are subject to the fulfillment or waiver of each of the following conditions, among others: (a) the other party shall have performed and complied in all material respects with all obligations required by the Merger Agreement to be performed or complied with prior to or on the date of the Merger; (b) from November 12, 1996 through the date of the Merger, there shall not have occurred any change in the financial condition, business, or operations of the other party that could reasonably be expected to have a material adverse effect; and
(c) no court, agency or other authority shall have issued any order, decree or judgment restraining, enjoining or preventing, and no law shall have been enacted which restrains, enjoins or prevents, the consummation of the Merger.

     The obligation of Kranzco and Newco to effect the Merger is also subject to the satisfaction or waiver of each of the following conditions, among others:
(a) the number of shares of UPI Common Stock held by holders who do not vote in favor of the Merger Agreement and the Merger and who properly demand appraisal rights in accordance with the DGCL shall not at any time exceed 7.5% of the shares of UPI Common Stock outstanding at such time; (b) Kranzco shall have obtained the approval for the listing of Kranzco's Common Shares of Beneficial Interest, par value $.01 per share (the 'Kranzco Common Shares'), issuable upon conversion of the Kranzco Series B Preferred Shares to be issued in connection with the Merger on the New York Stock Exchange, Inc. ('NYSE'), subject to official notice of issuance; (c) the Merger Agreement and the Merger shall have been approved in the manner required by applicable law, by applicable regulations of any applicable stock exchange or other regulatory body, and by the holders of the required number of issued and outstanding shares of UPI Common Stock on or before March 31, 1997; and (d) a person or entity designated by UPI, that shall own of record, upon consummation of the Merger, Kranzco Series B Preferred Shares having a liquidation preference of at least $1,000,000, shall have executed and delivered a guaranty agreement in favor of Kranzco.

     At any time prior to the Merger, Kranzco and UPI may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties to the Merger Agreement, (ii) waive any inaccuracies in the representations and warranties contained in the Merger Agreement or any related documents and (iii) waive compliance with any of the agreements or conditions contained in the Merger Agreement.

  Termination

     The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the consummation of the Merger, before or after the Special Meeting, in the following circumstances: (a) by the mutual consent of UPI and Kranzco; (b) by either UPI or Kranzco, if (i) the Merger shall not have been consummated by March 31, 1997, or (ii) any permanent injunction or other order, decree or ruling of a court or other competent authority preventing the consummation of the Merger shall have become final and nonappealable, provided, that the party seeking to terminate the Merger Agreement shall have used all reasonable efforts to remove such permanent injunction or other order, decree or ruling; (c) by UPI, if (i) in the exercise of its good faith judgment as to its fiduciary duties to its stockholders imposed by law, the UPI Board determines that such termination is required by reason of a proposal for a sale of any of its properties, or, except as permitted by the Merger Agreement, sale of any assets of UPI, sale of shares of capital stock by UPI, or similar transactions involving a third party or any of the third party's subsidiaries (a 'UPI Acquisition Transaction') being made, (ii) there has been a breach or breaches of a representation or warranty of Kranzco or Newco contained in the Merger Agreement and such breach or breaches could reasonably be expected to have a Kranzco Material Adverse Effect (as defined in the Merger Agreement as an Acquiror Material Adverse Effect), (iii) there has been a material breach or material breaches by Kranzco of any of the covenants or agreements of Kranzco or Newco set forth in the Merger Agreement on the part of Kranzco or Newco, which breach or breaches are not curable or, if curable, are not cured within 30 days after written notice of such breach or breaches is given by UPI to Kranzco, (iv) Kranzco amends, alters or repeals, whether by merger, consolidation or otherwise, any of the provisions of its Amended and Restated Declaration of Trust, as amended and supplemented (the 'Declaration of Trust'), so as to adversely affect, in the reasonable opinion of UPI, the preferences, right to convert, conversion price adjustments, notice rights, special conversion rights, distribution and liquidation rights, preferences, restrictions or limitations, redemption rights and privileges or voting powers or rights of Kranzco Series B Preferred Shares, or (v) Kranzco reduces the dividend on Kranzco Common Shares below $0.48 per share of Kranzco Common Shares for any calendar quarter ending during the period from November 12, 1996 through the date of the consummation of the Merger; or (d) by Kranzco, if (i) (A) the UPI Board fails to make, or withdraws, materially modifies or changes in a manner adverse to Kranzco its recommendation to the UPI stockholders of the Merger Agreement or the Merger and the holders of a majority of the shares of the UPI Common Stock outstanding do not or have not agreed to vote to approve the Merger Agreement and the Merger at the Special Meeting or (B) the UPI Board shall have recommended that the UPI stockholders accept or approve a UPI Acquisition Transaction with a person other than Kranzco, (ii) the Special Meeting has been duly convened and held and the approval of the UPI stockholders required by the Merger Agreement shall not have been obtained at such meeting or any adjournment thereof, (iii) there has been a breach or breaches of a representation or warranty of UPI contained in the Merger Agreement and such breach or breaches could reasonably be expected to have a UPI Material Adverse Effect (as defined in the Merger Agreement as a 'Target Material Adverse Effect'), or (iv) there has been a material breach or material breaches by UPI of any of the covenants or agreements of UPI set forth in the Merger Agreement, which breach or breaches are not curable or, if curable, are not cured within 30 days after written notice of such breach is given by Kranzco to UPI.

  Effect of Termination

     If (a) Kranzco elects to terminate the Merger Agreement because (i) the UPI Board fails to make, or withdraws, materially modifies or changes in a manner adverse to Kranzco its recommendation to the UPI stockholders of the Merger Agreement or the Merger and the holders of a majority of the shares of the UPI Common Stock outstanding do not or have not agreed to vote to approve the Merger Agreement and the Merger at the Special Meeting, (ii) the UPI Board shall have recommended that the UPI stockholders accept or approve a UPI Acquisition Transaction with a person other than Kranzco, (iii) there has been a breach or breaches of a representation or warranty of UPI contained in the Merger Agreement and such breach or breaches could reasonably be expected to have a UPI Material Adverse Effect, or (iv) there has been a material breach or material breaches by UPI of any of the covenants or agreements of UPI set forth in the Merger Agreement, which breach or breaches are not curable or, if curable, are not cured within 30 days after written notice of such breach is given by Kranzco to UPI, provided that such breach or breaches of a covenant either (A) are within the reasonable control of UPI or (B) could reasonably be expected to have a UPI Material Adverse Effect; (b) Kranzco elects to terminate the Merger Agreement because the Special Meeting has been duly convened and held and the approval of the UPI stockholders required by the Merger Agreement shall not have been obtained at such meeting or any adjournment thereof, or (c) in the exercise of its good faith judgment as to its fiduciary duties to its stockholders imposed by law, the UPI Board terminates the Merger Agreement by reason of a proposal for a UPI Acquisition Transaction being made, then UPI (or the successor thereto) shall, upon such termination, pay to Kranzco as liquidated damages and not as a penalty or forfeiture $930,000 plus all documented out-of-pocket costs and expenses, up to a maximum of $570,000, incurred by Kranzco in connection with the Merger Agreement and the Merger.

     If UPI elects to terminate the Merger Agreement because (a) there has been a breach or breaches of a representation or warranty of Kranzco contained in the Merger Agreement and such breach or breaches could reasonably be expected to have a Kranzco Material Adverse Effect or (b) there has been a material breach or material breaches by Kranzco of any of the covenants or agreements of Kranzco set forth in the Merger Agreement, which breach or breaches are not curable or, if curable, are not cured within 30 days after written notice of such breach is given by UPI to Kranzco provided that such breach or breaches of a covenant either (i) are within the reasonable control of Kranzco or (ii) could reasonably be expected to have a Kranzco Material Adverse Effect then Kranzco shall, upon such termination, pay to UPI as liquidated damages and not as a penalty or forfeiture $930,000 plus all documented out-of-pocket costs and expenses, up to a maximum of $570,000, incurred by UPI in connection with the Merger Agreement and the Merger.

OPINION OF FINANCIAL ADVISOR TO UPI

     UPI retained LSG Advisors, a predecessor of Societe Generale Securities Corporation ('Societe Generale'), to act as its financial advisor in connection with the Merger and related matters. Societe Generale has delivered to the UPI Board its written opinion, dated November 12, 1996, and a letter, dated December 18, 1996, that, as of November 12, 1996 and subject to the various assumptions and considerations set forth in its opinion and letter, the consideration to be received by the holders of UPI Common Stock who elect to receive the Kranzco Series B-1 Preferred Shares in the Merger was fair to such stockholders from a financial point of view. Reference is made to the full text of Societe Generale's opinion and letter, copies of which are reprinted herein in their entirety as Annex B and Annex B-1 hereto, respectively. STOCKHOLDERS OF UPI ARE URGED TO READ THE OPINION AND LETTER IN THEIR ENTIRETY. SOCIETE GENERALE IS NOT DELIVERING AN OPINION WITH RESPECT TO THE CONSIDERATION TO BE RECEIVED BY THE HOLDERS OF UPI COMMON STOCK WHO ELECT TO RECEIVE KRANZCO SERIES B-2 PREFERRED SHARES IN THE MERGER. HOLDERS OF UPI COMMON STOCK WHO ELECT TO RECEIVE KRANZCO SERIES B-2 PREFERRED SHARES IN THE MERGER ARE URGED TO CONSULT THEIR OWN FINANCIAL ADVISORS.

RECOMMENDATION OF THE UPI BOARD

     THE UPI BOARD HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND AUTHORIZED THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT AND HAS DETERMINED THAT THE MERGER IS FAIR TO AND IN THE BEST INTERESTS OF UPI AND THE STOCKHOLDERS OF UPI. THE UPI BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE AUTHORIZATION OF THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT.

SUMMARY OF TERMS OF KRANZCO SERIES B PREFERRED SHARES

  Distributions

     The holders of Kranzco Series B Preferred Shares will be entitled to receive from the day of the consummation of the Merger (the 'Initial Issue Date') cumulative cash distributions at a rate of 9.75% per annum of the Series B Liquidation Preference (defined below). Distributions on Kranzco Series B

Preferred Shares accrue and will be cumulative from the Initial Issue Date, and will be payable quarterly in arrears for each calendar quarter on January 20, April 20, July 20 and October 20 of each year, commencing on the first such date following the consummation of the Merger.

  Distributions Upon Liquidation

     Upon any liquidation of Kranzco, the holders of Kranzco Series B Preferred Shares will be entitled to receive liquidating distributions in cash or property (or a combination thereof) in the amount of $25.00 per share (the 'Series B Liquidation Preference') for each Kranzco Series B Preferred Share plus an amount equal to all accrued and unpaid distributions to the date of such liquidation.

  Conversion

     Kranzco Series B-1 Preferred Shares will, after the first anniversary of the Initial Issue Date (unless convertible earlier upon the occurrence of a Special Conversion Event, as hereinafter defined in this Proxy Statement/Prospectus), at any time and from time to time, be convertible into such number of fully paid Kranzco Common Shares as is obtained by: (i) multiplying the number of Kranzco Series B Preferred Shares to be converted by $25.00 and (ii) dividing the result by the following applicable conversion prices: (A) the day after the first anniversary of the Initial Issue Date to and including the second anniversary of the Initial Issue Date - $19.175; (B) the day after the second anniversary of the Initial Issue Date to and including the third anniversary of the Initial Issue Date -$18.6875; (C) the day after the third anniversary of the Initial Issue Date to and including the fourth anniversary of the Initial Issue Date -$18.20; (D) thereafter - $17.7125; (E) at any time after a Special Conversion Event and prior to the delivery of a notice of redemption - $17.7125; (F) at any time after a notice of redemption is delivered by Kranzco pursuant to the terms of the Kranzco Series B-1 Preferred Shares - $16.25.

     Kranzco Series B-2 Preferred Shares will, after the third anniversary of the Initial Issue Date (unless convertible earlier upon the occurrence of a Special Conversion Event), automatically convert into an equal number of Kranzco Series B-1 Preferred Shares which will then be convertible into Kranzco Common Shares at the conversion ratios set forth above. Upon the occurrence of a Special Conversion Event prior to the day after the third anniversary of the Initial Issue Date, the Kranzco Series B-2 Preferred Shares will automatically convert into an equal number of Kranzco Series B-1 Preferred Shares which will then be convertible into Kranzco Common Shares at the conversion ratios set forth above.

     The conversion ratio of Kranzco Series B Preferred Shares is subject to adjustment upon the occurrence of certain dilutive events.

  Voting

     The holders of Kranzco Series B Preferred Shares will generally not be entitled to vote at, or participate in, any meeting of shareholders of Kranzco,

and will have no right to vote, except in certain limited situations, such as the issuance by Kranzco of any class of securities senior to Kranzco Series B Preferred Shares, the amendment of Kranzco's Declaration of Trust so as to adversely affect certain rights of the holders of the Series B Preferred Shares, the occurrence of a Special Conversion Event or the failure of Kranzco to pay a specified number of required distributions on the Kranzco Series B Preferred Shares.

  Redemption

     At any time after the fifth anniversary of the Initial Issue Date, if the aggregate Series B Liquidation Preference of all of the outstanding Kranzco Series B-1 Preferred Shares is at any time less than $3,000,000, the Board of Trustees of Kranzco (the 'Kranzco Board') may, at its option and in its sole discretion, redeem the outstanding Kranzco Series B-1 Preferred Shares in whole, subject to certain limitations, at a redemption price equal to the Series B Liquidation Preference plus (i) all distributions accrued and unpaid on such Kranzco Series B-1 Preferred Shares for past distribution periods and (ii) the pro rata portion of the distributions on such Kranzco Series B Preferred Shares for the current distribution period through the date of redemption.

  Ranking

     Upon issuance, Kranzco Series B Preferred Shares will rank on a parity as to all distributions, including the distribution of assets upon any liquidation, dissolution or winding up of the affairs of Kranzco, with the Series A Increasing Rate Cumulative Convertible Preferred Shares of Beneficial Interest of Kranzco, par value $.01 per share, each with a $1,000 liquidation preference ('Kranzco Series A Preferred Shares'), and the Kranzco Series C Preferred Shares, and senior to the Kranzco Common Shares.

  Differences between Kranzco Series B-1 Preferred Shares and Kranzco Series B-2 Preferred Shares

     The Kranzco Series B-1 Preferred Shares and the Kranzco Series B-2 Preferred Shares will be indentical in all respects except as set forth below.

     Subject to the occurrence of a Special Conversion Event, the Kranzco Series B-1 Preferred Shares first become convertible into Kranzco Common Shares after the first anniversary of the Initial Issue Date and the Kranzco Series B-2 Preferred Shares first become convertible into Kranzco Common Shares after the third anniversary of the Initial Issue Date. After the third anniversary of the Initial Issue Date, the Kranzco Series B-2 Preferred Shares will automatically convert into Kranzco Series B-1 Preferred Shares.

     After the time when the Kranzco Series B Preferred Shares first become convertible for Kranzco Common Shares, the scheduled subsequent decreases in the conversion price of the Kranzco Series B Preferred Shares pursuant to the terms thereof, other than under certain anti-dilution provisions, would likely be deemed to be the payment by Kranzco of a constructive distribution (which would be taxable to the extent of earnings and profits allocable thereto) to the holders of the Kranzco Series B Preferred Shares (other than those holders who convert their Kranzco Series B Preferred Shares prior to the date of any such decrease in conversion price), even though such holders would not receive any actual cash distributions from Kranzco on account of such constructive distributions. Accordingly, unless a Special Conversion Event were to occur, holders of Kranzco Series B-1 Preferred Shares (unless such shares are converted into Kranzco Common Shares) would likely receive constructive distributions prior to the time when holders of Kranzco Series B-2 Preferred Shares would likely receive constructive distributions.

     Kranzco has agreed to use reasonable efforts to cause the Kranzco Series B-1 Preferred Shares (including the Kranzco Series B-1 Preferred Shares to be issued upon the conversion of Kranzco Series B-2 Preferred Shares) to be listed on the NYSE. The Kranzco Series B-2 Preferred Shares will not be listed or traded on an exchange.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     In considering the recommendation of the UPI Board with respect to the Merger Agreement and the Merger, UPI stockholders should be aware that certain members of the management of UPI and the UPI Board have certain interests in the Merger that are in addition to the interests of stockholders of UPI generally.

     o Under the terms of the Merger Agreement, all of the outstanding UPI Preferred Stock will, if and when the Merger is consummated, be converted into the right to receive Kranzco Series C Preferred Shares. All of the UPI Preferred Stock is owned by Milestone Properties, Inc. ('Milestone'). Additionally, Kranzco has agreed to indemnify Milestone following the Merger for certain of Milestone's obligations related to UPI. In considering the Merger, UPI's stockholders should be aware that
        (i) Leonard Mandor, Robert Mandor and Joseph Otto are directors and executive officers of both UPI and Milestone, (ii) Joan LeVine is an executive officer of both UPI and Milestone and was a director of both UPI and Milestone when the UPI Board approved the Merger Agreement and when it authorized the Merger and the other transactions contemplated by the Merger Agreement, (iii) all of the other executive officers of UPI are also executive officers of Milestone, and (iv) the directors and executive officers of UPI beneficially own, in the aggregate, approximately 78% of the outstanding UPI Common Stock and approximately 78% of Milestone's outstanding common stock.

     o Pursuant to the Merger Agreement, Kranzco has agreed to indemnify the officers and directors of UPI, with respect to actions taken in their capacity as officers and/or directors of UPI, prior to or at the consummation of the Merger, for a period of seven years following the consummation of the Merger.

     o Under the terms of the Merger Agreement, Kranzco has agreed to enter into a registration rights agreement with UPI's officers and directors and certain of their affiliates (the 'Registration Rights Agreement'), pursuant to which they will be entitled to 'demand' and 'piggyback' registration rights.

RISK FACTORS


     In considering whether to approve the Merger Agreement, stockholders of UPI should consider, in addition to the other information in this Proxy Statement/Prospectus, the matters discussed under 'RISK FACTORS.' Such matters include:

     o Risks associated with (i) any increase in Kranzco's debt level after giving effect to the Merger and any incurrence of new debt subsequent to the Merger and (ii) Kranzco's potential inability to refinance indebtedness and make balloon payments upon maturity.

     o Risks generally associated with real estate investments, including, without limitation, adverse changes in general or local economic conditions, local competitive conditions, increased operating costs and the loss, bankruptcy or financial distress of tenants.

     o Certain differences between the rights of shareholders of Kranzco and the rights of stockholders of UPI.

     o Risks associated with the fact that certain cost savings or operating efficiencies anticipated from the Merger may not be achieved or, if achieved, may not be as substantial as anticipated.

     o Possible conflicts of interest due to the fact that certain members of the UPI Board and management of UPI have certain interests in, and will receive certain benefits from, the Merger that are in addition to the interests of and benefits to stockholders of UPI generally.

     o Absence of a prior market for Kranzco Series B Preferred Shares and lack of assurance that a market will develop or, if one does, that it will provide liquidity.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     The Merger is intended to qualify as a tax-free reorganization under
Section 368(a) of the Internal Revenue Code of 1986, as amended (the 'Code'). For a more detailed discussion of certain U.S. Federal income tax consequences of the Merger and certain other matters related thereto, see 'THE
MERGER--Certain U.S. Federal Income Tax Considerations.'

ACCOUNTING TREATMENT

     Kranzco will account for the Merger in accordance with the purchase method of accounting.

NEW YORK STOCK EXCHANGE LISTING

     Kranzco has agreed to use its reasonable efforts to obtain, prior to the Merger, approval for the listing on the NYSE of the Kranzco Common Shares issuable upon conversion of Kranzco Series B-1 Preferred Shares and to pay the listing fee in connection therewith, and to use reasonable efforts to cause the Kranzco Series B-1 Preferred Shares (including the Kranzco Series B-1 Preferred Shares to be issued upon the conversion of Kranzco Series B-2 Preferred Shares)

to be listed on the NYSE. UPI has agreed to pay the listing fee in connection with the listing of the Kranzco Series B-1 Preferred Shares on the NYSE.

     The Kranzco Series B-2 Preferred Shares will not be listed or traded on an exchange.

DISTRIBUTION AND DIVIDEND POLICY

     UPI has never paid a cash dividend on the UPI Common Stock and has no present intention to declare or pay cash dividends on the UPI Common Stock. Under the terms of the Kranzco Series B Preferred Shares, following the Merger, each holder thereof will be entitled to receive a cash distribution of $2.4375 per annum per Kranzco Series B Preferred Share (which is the equivalent of $0.7264 per annum per share of UPI Common Stock to be exchanged in the Merger).

     Kranzco currently pays a regular quarterly distribution of $0.48 per Kranzco Common Share (which, if annualized, would equal $1.92 per Kranzco Common Share).

     Future distributions by Kranzco will be made at the discretion of the Kranzco Board and will depend on the actual cash flow of Kranzco, its financial condition, capital requirements, the annual distribution requirements under the real estate investment trust provisions of the Code and such other factors as the Kranzco Board deems relevant.

APPRAISAL RIGHTS

     If the Merger is consummated, holders of UPI Common Stock who vote against the Merger and who follow the procedures specified in Section 262 of the General Corporation Law of the State of Delaware (the 'DGCL') will be entitled to have their shares of UPI Common Stock appraised by the Court of Chancery of the State of Delaware (the 'Delaware Court') and to receive the 'fair value' of such shares ('UPI Dissenting Shares') in cash as determined by the Delaware Court in lieu of the consideration that such stockholder would otherwise be entitled to receive pursuant to the Merger Agreement. The Merger Agreement provides that if there are UPI Dissenting Shares in excess of 7.5% of the outstanding UPI Common Stock, Kranzco may terminate the Merger Agreement.

     For a more detailed description of the appraisal rights available to holders of UPI Common Stock, see 'THE MERGER--Appraisal Rights.' Additionally, the full text of Section 262 of the DGCL is attached as Annex C to this Proxy Statement/Prospectus.

COMPARISON OF RIGHTS OF HOLDERS

     The rights of holders of UPI Common Stock are presently governed by the DGCL, UPI's Certificate of Incorporation ('UPI Certificate of Incorporation') and UPI's Bylaws ('UPI Bylaws'). Upon consummation of the Merger, holders of UPI Common Stock will become holders of Kranzco Series B Preferred Shares. The rights of holders of Kranzco Series B Preferred Shares are governed by Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland

('Title 8') and certain other provisions of the Annotated Code of Maryland, the Declaration of Trust of Kranzco (including the Articles Supplementary setting the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the Kranzco Series B Preferred Shares and the Bylaws of Kranzco (the 'Kranzco Bylaws'). The Kranzco Series B Preferred Shares are convertible into Kranzco Common Shares. The rights of holders of Kranzco Common Shares are governed by Title 8 and certain other provisions of the Annotated Code of Maryland, the Declaration of Trust of Kranzco and the Kranzco Bylaws.

     Differences between the rights of holders of UPI Common Stock and the rights of Kranzco Series B Preferred Shares include, among others, the following: (i) holders of Kranzco Series B Preferred Shares will not be entitled to vote on any matters, except under specific circumstances set forth in the Articles Supplementary for the Kranzco Series B Preferred Shares, whereas holders of UPI Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders; (ii) holders of Kranzco Series B Preferred Shares will be entitled to cumulative dividends at an annual rate of 9.75% of the Series B Liquidation Preference, whereas holders of UPI Common Stock are entitled to dividends, if, as and when declared by the UPI Board, and UPI has never paid a cash dividend on the UPI Common Stock and has no present intention to declare or pay any such dividend; (iii) the UPI Bylaws may be amended by the UPI Board or Directors or by the stockholders of UPI, whereas the Kranzco Bylaws may be amended only by the Kranzco Board; (iv) with certain exceptions, Kranzco is subject to the provisions of the Maryland business combination statute which is more likely to deter unsolicited bids for the Kranzco Common Shares then the Delaware business combination statute; (v) Maryland law provides more limited rights of inspection to shareholders of Kranzco than Delaware law provides to stockholders of UPI; (vi) Kranzco is subject to certain restrictions on the type of assets it may own (and on the use thereof) to which UPI is not subject; and
(vii) Kranzco Series B Preferred Shares, under certain circumstances, will be convertible to Kranzco Common Shares in accordance with a specific conversion ratio, which ratio is subject to adjustment upon certain antidilutive events, whereas UPI Common Stock is not convertible into another security.

     Differences between the rights of holders of UPI Common Stock and the rights of holders of Kranzco Common Shares include, among others, the following:
(i) the differences between the rights of holders of UPI Common Stock and the rights of Kranzco Series B Preferred Shares set forth in the preceding paragraph, which apply to holders of Kranzco Common Shares as well as Kranzco Series B Preferred Shares; and (ii) holders of Kranzco Common Shares are entitled to distributions if, as and when authorized and declared by the Kranzco Board out of assets legally available therefor and Kranzco currently pays a regular quarterly distribution of $0.48 per Kranzco Common Share (which if annualized would equal $1.92 per Kranzco Common Share), whereas holders of UPI Common Stock are entitled to dividends if, as and when declared by the UPI Board, and UPI has never paid a cash dividend on the UPI Common Stock and has no present intention to declare or pay any such dividends.

SUMMARY HISTORICAL AND UNAUDITED COMBINED CONDENSED PRO FORMA FINANCIAL DATA


  Summary Historical Financial Information for Kranzco Realty Trust and Subsidiaries

    The following table sets forth summary financial information for Kranzco and its subsidiaries and the Kranzco Controlled Properties(1) on an historical cost basis. This information should be read in conjunction with, and is qualified in its entirety by, the historical financial statements (and the notes thereto) of Kranzco incorporated by reference into this Proxy Statement/Prospectus. The summary historical financial information for Kranzco and the Kranzco Controlled Properties for the five years ended December 31, 1995 has been derived from audited financial statements of Kranzco. The summary historical financial information for the nine months ended September 30, 1996 and 1995 has been derived from unaudited financial statements of Kranzco. The unaudited historical financial statements of Kranzco for the nine months ended September 30, 1996 and 1995, in the opinion of Kranzco, include all adjustments necessary to present fairly the information set forth therein. However, the results of operations for the interim periods are not necessarily indicative of results for a full year.

                                                                               KRANZCO CONTROLLED
                                                                                   PROPERTIES
                                     KRANZCO REALTY TRUST                  --------------------------
                      ---------------------------------------------------
                                                           FOR THE PERIOD    FOR THE                     KRANZCO REALTY TRUST
                                                           FROM INCEPTION  PERIOD FROM                 ------------------------
                                                             (JUNE 17,      JANUARY 1,
                                                              1992) TO          TO        YEAR ENDED      NINE MONTHS ENDED
                            YEAR ENDED DECEMBER 31,         DECEMBER 31,   NOVEMBER 18,  DECEMBER 31,       SEPTEMBER 30,
                      -----------------------------------  --------------  ------------  ------------  ------------------------
                         1995         1994        1993          1992           1992          1991         1996         1995
                      -----------  ----------  ----------  --------------  ------------  ------------  ----------   -----------
                                           (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
INCOME STATEMENT:
Revenues:
  Minimum rent......  $    40,259  $   33,166  $   27,688    $    3,151      $  3,988      $  4,200    $   31,270   $    29,735
  Percentage rent...        1,044       1,000         695            64           252           318           726           791
  Expense
    reimbursements..       10,988       9,455       7,759           720         1,048         1,083         8,852         7,496
  Other income......          277         434       2,619           162           949         1,334            83           444
  Interest income...          902         985         948            26             0             0           523           673
                      -----------  ----------  ----------  --------------  ------------  ------------  ----------   -----------
    Total
      revenues......       53,470      45,040      39,709         4,123         6,237         6,935        41,454        39,139
Operating expenses,
  exclusive of
  interest,
  depreciation and
  amortization......       16,482      15,638      13,252         1,451         3,166         3,736        13,970        11,856
Interest expense....       16,208      10,469       8,877         1,064         2,512         2,993        12,753        11,853
Depreciation and
  amortization......       10,903       9,066       7,636           782         1,097         1,175         8,434         8,113
                      -----------  ----------  ----------  --------------  ------------  ------------  ----------   -----------

Income (loss) before
  extraordinary
  items.............        9,877       9,867       9,944           826          (538)         (969)        6,297         7,317
Extraordinary
  items.............            0           0           0             0             0             0       (11,115)            0
                      -----------  ----------  ----------  --------------  ------------  ------------  ----------   -----------
Net income (loss)...        9,877       9,867       9,944           826          (538)         (969)       (4,818)        7,317
Preferred
  dividends.........          485           0           0             0             0             0           521           312
                      -----------  ----------  ----------  --------------  ------------  ------------  ----------   -----------
Net income (loss)
  available for
  shareholders of
  Kranzco...........  $     9,392  $    9,867  $    9,944    $      826      ($   538)     ($   969)   ($   5,339)  $     7,005
                      -----------  ----------  ----------  --------------  ------------  ------------  ----------   -----------
                      -----------  ----------  ----------  --------------  ------------  ------------  ----------   -----------
Ratio of Earnings to
  Fixed Charges.....         1.50        1.72        1.99          1.78           .79           .68          1.40          1.51
EARNINGS PER SHARE:
Income (loss) before
  extraordinary
  items per Kranzco
  Common Share......  $      0.91  $     0.96  $     1.16    $     0.11      $  21.00      $(203.00)   $     0.61   $      0.68
Net income (loss)
  per Kranzco Common
  Share.............  $      0.91  $     0.96  $     1.16    $     0.11      $  21.00      $(203.00)   $    (0.52)  $      0.68
Distributions to
  Shareholders of
  Kranzco per
  Kranzco Common
  Share.............  $      1.92  $     1.90  $     1.84    $      .22      $      0      $      0    $     1.44   $      1.44
Weighted average
  number of Kranzco
  Common Shares
  outstanding.......   10,322,858  10,315,497   8,590,850     8,064,497         1,000         1,000    10,326,086    10,318,184
BALANCE SHEET DATA:
Real estate, before
  accumulated
  depreciation......  $   368,073  $  318,870  $  258,166    $  225,596      $ 41,515      $ 40,675    $  369,870   $   367,618
Total assets........  $   372,983  $  331,779  $  298,813    $  251,720      $ 40,481      $ 40,369    $  361,668   $   373,728
Total mortgages and
  notes payable.....  $   204,247  $  160,771  $  118,566    $  119,798      $ 32,620      $ 32,204    $  212,716   $   201,705

------------------

(1) The Kranzco Controlled Properties consist of substantially all of the net assets of Kranzco Realty, Inc., a predecessor of Kranzco, and five of the Kranzco Properties owned by a predecessor of Kranzco and acquired by Kranzco in November 1992.

     Summary Historical Financial Information for UPI

     The following table sets forth summary financial information for UPI on an historical cost basis. This information should be read in conjunction with, and is qualified in its entirety by reference to, UPI's financial statements included elsewhere in this Proxy Statement/Prospectus. The summary historical financial information for each of the five years in the period ended December 31, 1995 has been derived from audited financial statements. The summary historical information for the nine months ended September 30, 1996 has been derived from UPI's unaudited financial statements. On August 4, 1995 and October 30, 1995, Milestone Properties, Inc. ('Milestone') transferred to UPI (the 'UPI Transfer') the UPI Properties which had been owned by Milestone. The financial data presented in the table below includes amounts relating to the UPI Properties, for periods prior to the applicable date of the UPI Transfer. Only revenue and expense amounts from the applicable date of the UPI Transfer through December 31, 1995 and September 30, 1996, respectively, are included below. The financial data presented below for the years ended December 31, 1994 and 1995 prior to the UPI Transfer, gives effect to an allocation to UPI of (i) a portion of the salaries of Milestone's officers and certain other general and administrative expenses of Milestone and (ii) a portion of Milestone's income tax expenses that UPI would have incurred had the UPI Transfer been effected during such earlier periods.

                                                                                                                 NINE
                                                                                                                MONTHS
                                                                                                                 ENDED
                                                           YEAR ENDED DECEMBER 31,                           SEPTEMBER 30,
                                          ---------------------------------------------------------    -------------------------
                                            1995        1994        1993        1992        1991           1996          1995
                                          ---------   ---------   ---------   ---------   ---------    -------------   ---------
                                                           (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
INCOME STATEMENT:
Revenue................................   $   8,102   $   7,908   $   7,268   $   5,396   $   2,874      $   6,173     $   6,010
Net income before taxes................       1,903       1,586       1,998       2,503       1,813            945         1,554
Net income after taxes.................       1,161         968       1,998       2,503       1,813            576         1,010
Net income after preferred dividends...       1,063         968       1,998       2,503       1,813            271         1,010
Net income per share of UPI Common
  Stock(3).............................         n/a         n/a         n/a         n/a         n/a           0.07           n/a
Ratio of earnings to fixed charges and
  preferred dividends(1)...............        1.72        1.63        1.99        3.19       13.56           1.18          1.84

BALANCE SHEET DATA:
Total assets...........................   $  51,650   $  53,296   $  52,371   $  51,020   $  27,602      $  51,155     $  51,917
Real estate assets.....................      50,780      52,277      51,539      50,351      27,276         49,643        51,080
Total debt.............................      29,042      29,704      24,967      17,807       3,840         30,545        29,212
UPI Preferred Stock....................       6,500           0           0           0           0          4,229             0
Stockholders' equity...................      15,412         n/a         n/a         n/a         n/a         15,390             0
Net assets.............................         n/a      23,528      27,361      33,148      23,747            n/a        22,526

OTHER FINANCIAL DATA:
EBITDA(2)..............................   $   6,160   $   5,879   $   6,129   $   4,824   $   2,665      $   4,092     $   4,657

Cash flow provided by operations.......       3,419       2,660       3,964       3,695       2,520          1,620         2,389

OTHER REAL ESTATE DATA:
Number of UPI Properties...............          16          16          15          14          11             16            16
Total gross leasable area..............   1,346,435   1,346,435   1,293,733   1,177,581     673,542      1,346,435     1,346,435
Occupancy %............................       92.7%       92.5%       95.5%      98.24%      99.17%          99.0%         92.7%

------------------
(1) The ratio of earnings to fixed charges represents the number of times fixed charges were covered by earnings. For purposes of the foregoing calculations, fixed charges include interest and preferred dividend requirements increased to an amount representing pre-tax earnings which would be required to cover such dividend requirements. Earnings, for purposes of the ratio, are equal to earnings before income taxes plus interest and amortization of debt financing costs.

(2) Earnings before interest, taxes, depreciation and amortization ('EBITDA') is defined as total revenues less operating expenses. Operating expenses is defined as property operating and maintenance expenses (before depreciation and amortization and any valuation allowance), property management fees, real estate taxes and general and administrative expenses. UPI believes that EBITDA is a relevant financial measure used by companies within the real estate industry to indicate a company's ability to service indebtedness. EBITDA, however, should not be considered as an alternative to net

                                              (Footnotes continued on next page)

(Footnotes continued from previous page) income (determined in accordance with generally accepted accounting principles) as an indication of UPI's financial performance or to cash flow from operating activities (determined in accordance with generally accepted accounting principles) as a measure of liquidity.

(3) As a result of the UPI Transfer, historical earnings per share data has been deleted as it does not provide meaningful information.

  Summary Unaudited Combined Condensed Pro Forma Financial Information for Kranzco and Subsidiaries

     The following table sets forth summary unaudited combined condensed pro forma financial information for Kranzco and its subsidiaries as of September 30, 1996, and for the nine months ended September 30, 1996 and operating data and earnings per Kranzco Common Share for the year ended December 31, 1995. The pro forma operating data has been presented in each case as if the Merger had occurred as of January 1, 1995 and the pro forma balance sheet data has been presented as if the Merger had occurred on September 30, 1996. Preparation of the summary unaudited combined condensed pro forma financial information was based on assumptions deemed appropriate by the management of Kranzco and UPI. The assumptions give effect to the Merger under the purchase method of accounting in accordance with generally accepted accounting principles and the combined entity qualifying as a REIT, distributing all of its taxable income and, therefore, incurring no federal income tax expense during the periods presented. The summary unaudited pro forma financial information is based on unaudited financial information and is not necessarily indicative of the results of operations which actually would have occurred if the transactions had been consummated at the beginning of the periods presented, nor does it purport to represent or project the future financial position and results of operations for future periods. The pro forma information should be read in conjunction with the historical financial statements of Kranzco (and the notes thereto) incorporated by reference into this Proxy Statement/Prospectus and the historical financial statements of UPI (and the notes thereto) included elsewhere in this Proxy Statement/Prospectus.

                                                                              NINE MONTHS ENDED        YEAR ENDED
                                                                              SEPTEMBER 30, 1996    DECEMBER 31, 1995
                                                                              ------------------    -----------------
                                                                                            (UNAUDITED)
                                                                               (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT
                                                                                     SHARE AND PER SHARE DATA)

OPERATING DATA:
Total revenue..............................................................      $     47,627          $    61,572
Operating income before interest, depreciation and amortization............      $     32,553          $    43,588
Interest expense...........................................................      $     14,665          $    18,825
Depreciation and amortization..............................................      $      9,991          $    12,972
Net income before extraordinary items......................................      $      7,897          $    11,791
Preferred distributions....................................................      $      2,877          $     3,626
Net income available to common shareholders before extraordinary items.....      $      5,020          $     8,165
EARNINGS PER KRANZCO COMMON SHARE:
Net income before extraordinary items for common shareholders..............      $       0.49          $      0.79
Weighted average number of shares outstanding..............................        10,331,000           10,323,000
BALANCE SHEET DATA:
Total assets...............................................................      $    425,970                   --
Mortgages and notes payable................................................      $    243,261                   --
Kranzco Series C Preferred Shares..........................................      $      4,229                   --
Beneficiaries' equity......................................................      $    168,391                   --

COMPARATIVE MARKET DATA

     The following table sets forth the range of high and low sale prices for the Kranzco Common Shares and the range of high and low bid prices for the UPI Common Stock for each of the periods indicated.

     The Kranzco Common Shares have traded on the NYSE since November 19, 1992 under the symbol 'KRT.' The UPI Common Stock has traded on the OTC Electronic Bulletin Board since December 11, 1995 under the symbol 'UPIC.'


                                                                    UPI COMMON
                                  KRANZCO COMMON SHARES               STOCK
                            ---------------------------------     --------------
                             HIGH       LOW     DISTRIBUTIONS     HIGH      LOW
                            ------     ------   -------------     -----    -----

1995:
  First Quarter..........   $19.50     $17.125      $0.48          N/A      N/A
  Second Quarter.........   $19.00     $16.625      $0.48          N/A      N/A
  Third Quarter..........   $18.75     $16.75       $0.48          N/A      N/A
  Fourth Quarter.........   $17.00     $14.00       $0.48         $1.00    $0.50

1996:
  First Quarter..........   $16.25     $14.75       $0.48         $1.125   $0.75
  Second Quarter.........   $16.00     $14.125      $0.48         $1.50    $1.125
  Third Quarter..........   $16.25     $14.125      $0.48         $1.50    $0.875
  Fourth Quarter.........   $17.125    $14.875      $0.48         $5.188   $0.75

1997:
  First Quarter (through
     January 27, 1997)...   $17.875    $16.25                     $6.00    $$5.031

     The following table sets forth the last reported sales prices per share of Kranzco Common Shares and UPI Common Stock on November 11, 1996, the last trading day preceding public announcement of the Merger, and on January 22, 1997, the most recent trading date for which prices were available prior to printing this Proxy Statement/Prospectus.

                            KRANZCO      UPI
                            COMMON     COMMON
                            SHARES      STOCK
                            -------    -------
November 11, 1996........   $15.375    $0.9375
January 22, 1997.........   $17.50     $5.75

     BECAUSE THE RATIO AT WHICH SHARES OF UPI COMMON STOCK WILL BE CONVERTIBLE INTO THE RIGHT TO RECEIVE KRANZCO SERIES B PREFERRED SHARES IN THE MERGER IS FIXED AND THE MARKET PRICE OF THE KRANZCO COMMON SHARES IS SUBJECT TO FLUCTUATION, THE VALUE OF THE KRANZCO SERIES B PREFERRED SHARES THAT HOLDERS OF UPI COMMON STOCK WILL RECEIVE IN THE MERGER MAY INCREASE OR DECREASE PRIOR TO THE DATE AND TIME THE MERGER BECOMES EFFECTIVE. STOCKHOLDERS OF UPI ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR KRANZCO COMMON SHARES AND UPI COMMON STOCK.

                                  RISK FACTORS


     Stockholders of Union Properties Investors, Inc. ('UPI') should carefully consider, among other things, the following risk factors. Certain statements set forth below under this caption may constitute 'forward-looking' statements within the meaning of the Private Securities Litigation Reform Act of 1995. See 'SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS' for additional factors relating to such statements.

SUBSTANTIAL DEBT OBLIGATIONS; BALLOON PAYMENTS

     Kranzco Realty Trust ('Kranzco') had pro forma debt at September 30, 1996, after giving effect to the proposed merger (the 'Merger') of UPI with and into KRT Union Corp. ('Newco'), of $243,261,000, of which approximately $232,420,000 would have been long-term debt. The pro forma ratio of Kranzco's debt to estimated value of Kranzco's real estate assets (as estimated by Kranzco's Board of Trustees (the 'Kranzco Board')) (the 'Debt Ratio') at September 30, 1996, after giving effect to the Merger would have been approximately 52%. This Debt Ratio may be increased by Kranzco without a vote of the shareholders of Kranzco. The increase in Kranzco's indebtedness resulting from the Merger or the incurrence of new debt subsequent to the Merger could increase the debt service charges and the risk of default under instruments or agreements creating Kranzco's debt, which would have an adverse effect on Kranzco's net income and cash available for distributions to shareholders. There is no limitation on the amount of debt that Kranzco may incur.

     In June 1996, certain subsidiary corporations and partnerships of Kranzco completed a refinancing of substantially all of Kranzco's variable rate debt and a portion of its fixed rate debt by entering into a seven-year, secured real estate loan in the principal amount of $181,700,000 (the 'REMIC Mortgage Loan'). The REMIC Mortgage Loan bears fixed interest rates with respect to principal amounts thereof as follows: $123,700,000, 7.76% per annum; $20,600,000, 7.98%
per annum; $28,900,000, 8.28% per annum; and $8,500,000, 8.92% per annum. The outstanding principal balance of the REMIC Mortgage Loan is due in June 2003. Repayment of the REMIC Mortgage Loan is secured by a first mortgage lien on 27 of the 38 neighborhood and community shopping centers currently owned by Kranzco. The 38 shopping centers currently owned by Kranzco are referred to herein as the 'Kranzco Properties'.

     In addition, Kranzco had four mortgages outstanding as of September 30, 1996 which Kranzco assumed in connection with its acquisition of certain shopping centers in April 1995. The mortgages have maturity dates ranging from 1999 through 2004. Three of these four mortgages have fixed interest rates ranging from 8.0% to 10.5%. The aggregate outstanding principal balance on these three mortgages as of September 30, 1996 was approximately $25,399,000. The fourth mortgage has an interest rate of prime plus 0.5%. The outstanding principal balance of the fourth mortgage as of September 30, 1996 was approximately $5,617,000.

     UPI had ten mortgages outstanding as of September 30, 1996. The mortgages have maturity dates ranging from March 31, 1997 through 2009. Seven of the mortgages have fixed interest rates ranging from 7.5% to 10.0%. The other three mortgages have variable interest rates ranging from 7.125% to 8.02% as of September 30, 1996. The aggregate outstanding principal balance on these ten mortgages as of September 30, 1996 was approximately $30,545,000.


     The REMIC Mortgage Loan requires a lump-sum or 'balloon' payment for the outstanding principal balance at maturity in June 2003. An aggregate of approximately $61,248,000 of other mortgage debt of Kranzco, assuming consummation of the Merger, is due as follows: $10,841,000 in 1997; $1,314,000 in 1998; $9,374,000 in November 1999; $6,514,000 in October 2000; $1,546,000 in
2001; thereafter, $31,659,000. In addition, Kranzco may finance future acquisitions with debt which may require a 'balloon' payment for the outstanding principal balance at maturity. Kranzco's ability to pay the outstanding principal balance of the REMIC Mortgage Loan, or such other debt, at maturity may depend upon its ability to refinance the REMIC Mortgage Loan or such other debt, or to sell properties. Kranzco has no commitments with respect to refinancing the REMIC Mortgage Loan or such debt. In addition, there are substantial restrictions on the ability to remove Kranzco Properties from the lien of the REMIC Mortgage Loan. There can be no assurance that refinancing will be available on reasonable terms and conditions, that sales of properties are possible or that the amounts received from such refinancing or sales will be sufficient to permit Kranzo to make the required balloon payment on the REMIC Mortgage Loan or such other debt. If Kranzco cannot make a balloon payment when due, the lenders under the REMIC Mortgage Loan or such other debt may foreclose on the Kranzco Properties securing the REMIC Mortgage Loan or such other debt, which foreclosure would have a material adverse effect on Kranzco's business, assets and results of operations. In addition, as a result of variable interest rates on existing debt or any other debt Kranzco may incur in the future, an increase in interest rates could have an adverse effect on Kranzco's net income and cash available for distributions.

DISSIMILAR NATURE OF INVESTMENTS

     The rights of stockholders of UPI are presently governed by the General Corporation Law of the State of Delaware (the 'DGCL'), UPI's Certificate of Incorporation, as amended (the 'UPI Certificate of Incorporation'), and UPI's Bylaws (the 'UPI Bylaws'). Upon consummation of the Merger, stockholders of UPI will become shareholders of Kranzco, and their rights as shareholders of Kranzco will be governed by Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland ('Title 8'), Kranzco's Amended and Restated Declaration of Trust, as amended and supplemented (the 'Declaration of Trust') including the Articles Supplementary relating to the Series A-1 Increasing Rate Cumulative Convertible Preferred Shares of Beneficial Interest of Kranzco, par value $.01 per share, each with a $1,000 liquidation preference (the 'Kranzco Series A-1 Preferred Shares'), the Series B-1 Cumulative Convertible Preferred Shares of Beneficial Interest of Kranzco, par value $.01 per share, each with a $25.00 liquidation preference (the 'Kranzco Series B-1 Preferred Shares'), the Series B-2 Cumulative Convertible Preferred Shares of Beneficial Interest of Kranzco, par value $.01 per share, each with a $25.00 liquidation preference (the 'Kranzco Series B-2 Preferred Shares;' the Kranzco Series B-1 Preferred Shares and the Kranzco Series B-2 Preferred Shares shall each be sometimes referred to as the 'Kranzco Series B Preferred Shares'), and the Series C Cumulative Redeemable Preferred Shares of Beneficial Interest of Kranzco, par value $.01 per share, each with a $10.00 liquidation preference (the 'Kranzco Series C Preferred Shares'; the Kranzco Series A-1 Preferred Shares, the Kranzco Series B Preferred Shares and the Kranzco Series C Preferred Shares,

collectively, being sometimes referred to as the 'Kranzco Preferred Shares' and the Kranzco Preferred Shares together with the Kranzco Common Shares being sometimes collectively referred to as the 'Kranzco Shares') and Kranzco's Bylaws (the 'Kranzco Bylaws').

     Both Title 8 and the Declaration of Trust of Kranzco provide that no shareholder of Kranzco will be personally liable for any obligation of Kranzco solely by reason of his being a shareholder of Kranzco. The Kranzco Bylaws further provide that Kranzco shall indemnify each shareholder against any claim or liability to which the shareholder may become subject by reason of his being or having been a shareholder and that Kranzco shall reimburse each shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. In addition, it is Kranzco's policy to include a clause in its contracts which provides that shareholders assume no personal liability for obligations entered into on behalf of Kranzco. However, with respect to tort claims, contractual claims where shareholder liability is not so negated, claims for taxes and certain statutory liability, a shareholder of Kranzco may, in some jurisdictions, be personally liable to the extent that such claims are not satisfied by Kranzco. Inasmuch as Kranzco carries public liability insurance which it considers adequate, any risk of personal liability to shareholders is limited to situations in which Kranzco's assets plus its insurance coverage would be insufficient to satisfy the claims against Kranzco and its shareholders.

     For a detailed discussion of the differences between the rights of stockholders of UPI and shareholders of Kranzco, see 'COMPARISON OF RIGHTS OF HOLDERS.'

DISTRIBUTION AND LIQUIDATION PREFERENCES OF KRANZCO PREFERRED SHARES

     The Kranzco Preferred Shares rank senior to the Kranzco Common Shares, and on a parity with each other with respect to distribution rights and liquidation preference. To the extent there are insufficient funds to pay the preferences of the Kranzco Preferred Shares, available funds will be allocated and paid with respect to the Kranzco Preferred Shares on a pro rata basis, based on the amount payable with respect to each class of Kranzco Preferred Shares based upon their proportionate liquidation preferences and accrued but unpaid distributions.

     The Kranzco Series C Preferred Shares must be redeemed in eight equal quarterly installments commencing in the first quarter after the consummation of the Merger. See 'DESCRIPTION OF KRANZCO SHARES--Kranzco Preferred Shares' with respect to a description of the amounts of the distribution and liquidation preferences of each such class of shares.

     If Kranzco fails to discharge its mandatory redemption obligation or fails to pay a distribution on the outstanding Kranzco Series C Preferred Shares for any quarter within five days of the distribution payment date therefor, or, in certain situations, if Kranzco merges or consolidates with or into any entity, then (i) Kranzco (or the surviving entity) will be prohibited from paying any dividends or other distributions on the Kranzco Common Shares until all such redemptions are made or such distribution amounts are paid on the Kranzco Series C Preferred Shares or (ii) Kranzco (or the surviving entity) may be required to immediately redeem all outstanding Kranzco Series C Preferred Shares.

COMPETITION

     The development, acquisition, disposition and leasing of real estate is highly competitive. All of the Kranzco Properties and UPI's 16 retail properties (the 'UPI Properties;' and the Kranzco Properties and the UPI Properties sometimes collectively referred to as the 'Properties') are located in developed retail and commercial areas and there are generally numerous other neighborhood or community shopping centers within a five-mile radius of any given Property. In addition, there are one or more regional malls within a ten-mile radius of certain Properties.

     There are numerous developers and real estate companies which compete with Kranzco in seeking acquisition opportunities and locating tenants to lease vacant space, some of which may have greater financial resources than Kranzco. Such developers or real estate companies could offer lower rental rates, or have lower operating costs, more favorable locations (including locations in the vicinity of one or more of the Properties) or facilities more attractive to potential tenants, than Kranzco can offer or has. In addition, such developers or real estate companies may develop or acquire new shopping centers or regional malls, or renovate, refurbish or expand existing shopping centers or regional malls, in the vicinity of one or more of the Properties. Competition from such developers and real estate companies could have a material adverse effect on Kranzco's acquisition opportunities and ability to locate tenants to lease vacant space.

     Kranzco in the normal course of its business is continually evaluating a number of potential mergers, acquisitions and entering into non-binding letters of intent and may at any time or from time to time enter into contracts to acquire and may acquire additional properties. There can be no assurance, however, that Kranzco will have the opportunity to continue to make suitable property acquisitions on terms favorable to Kranzco.

FAILURE TO OBTAIN ANTICIPATED COST SAVINGS

     Kranzco expects to achieve certain benefits from the consummation of the Merger, particularly cost savings and other operating efficiencies resulting from a reduction of overhead and the elimination of management and administrative fees and other property expenses. No assurance can be given that any such cost savings anticipated from the Merger will be achieved or, if achieved, will be as substantial as anticipated.

REAL ESTATE INVESTMENT RISKS

  General

     Various factors, many of which are beyond the control of and cannot be predicted by Kranzco, may affect the economic viability of the Properties. The Properties may be affected by risks generally associated with real estate investments, including, without limitation, adverse changes in general or local economic conditions, adverse changes in consumer spending patterns, local competitive conditions such as the supply of retail or commercial space or the existence or construction of new shopping centers, regional malls or other retail or commercial space, increased operating costs (including maintenance, insurance, debt service, lease payments and tenant improvement costs and real estate and other taxes), the attractiveness of the Properties to tenants and their customers, the need to comply with various federal, state and local laws, ordinances and regulations (including zoning and other regulatory restrictions on the use of the Properties), and the loss, bankruptcy or financial distress of tenants. In addition, certain significant operating expenses associated with the Properties (including maintenance, insurance, debt service, lease payment and tenant improvement costs and real estate and other taxes) generally are not reduced when circumstances cause a reduction in gross income from the Properties. If the Properties do not generate gross income sufficient to meet operating expenses, Kranzco's net income and ability to make cash distributions would be adversely affected.

  Dependence on Retail Industry

     The Properties consist predominantly of neighborhood and community shopping centers and single tenant retail properties. Kranzco's performance is therefore significantly affected by the market for retail space and, indirectly, the retail sector of the general or local economy. The market for retail space has been adversely affected in recent years by consolidation in the retail sector, the financial distress of certain large retailers and the excess amount of retail space in certain markets. To the extent that these conditions persist, they would have an adverse effect on Kranzco's net income and cash available for distributions to shareholders. In addition, to the extent that investors and lenders have a negative perception of the retail sector, the value of preferred and common shares of Kranzco may be adversely affected and Kranzco may not be able to obtain debt or equity financing on reasonable terms and conditions.

  Leasing Risks

     Substantially all of Kranzco's income depends on the ability of tenants of the Properties to pay and perform their rental and other obligations under their respective leases. It also depends on Kranzco's ability to relet those Properties with leases expiring where the related tenant does not elect to renew its lease or Kranzco does not wish to relet to the related tenant, or where the lease is terminated. The ability of Kranzco to rent or relet unleased space is affected by many factors, including certain covenants typically found in leases with tenants in shopping centers that restrict the use of other space at such shopping centers. Changes in the abilities of tenants of the Properties to pay and perform their rental and other obligations under their respective leases and in Kranzco's ability to lease or relet Properties may cause fluctuations in Kranzco's cash flow, which, in turn, may affect the cash available for distributions to shareholders.

  Changes in Laws

     The Properties are subject to various federal, state and local regulatory requirements, including, without limitation, the Americans with Disabilities Act (the 'ADA'), which requires that buildings be made accessible to people with disabilities. Failure to comply with these requirements could result in the imposition of fines by governmental authorities or the award of damages to private litigants. Kranzco and UPI believe the Properties to be in substantial compliance with all material federal, state and local regulatory requirements. Moreover, the terms of the leases for the Properties generally require the tenants to comply with certain requirements at their sole expense. There can be no assurance, however, that these regulatory requirements will not be changed or that new regulatory requirements will not be imposed that would require significant unanticipated expenditures by Kranzco or the tenants, which would adversely affect Kranzco's net income and cash available for distributions to shareholders.

  Illiquidity of Real Estate

     The illiquidity of real estate investments, substantial taxes imposed on a REIT such as Kranzco by the Code upon the sale of properties held for fewer than four years and restrictions placed on Kranzco on the removal of Kranzco Properties from the lien of the REMIC Mortgage Loan, will each serve to limit Kranzco's ability to vary its real estate holdings promptly in response to changes in economic or other conditions.

  Casualty; Sufficiency of Insurance

     Kranzco carries, with respect to the Kranzco Properties, and will, in the future for all the Properties, carry, comprehensive liability, fire, flood, extended coverage and rental loss insurance for the Kranzco Properties with policy specifications, limits and deductibles customarily carried for similar properties. There are, however, certain types of extraordinary losses which may be either uninsurable or not economically insurable. There can be no assurance that every loss affecting the Properties will be covered by insurance or that any such loss incurred by Kranzco will not exceed the limits of policies obtained. Should an uninsured loss occur, Kranzco's net income and cash available for distributions would be adversely affected.

  Default by Tenants; Financial Distress and Bankruptcy of Tenants

     Substantially all of Kranzco's income will be derived from rental payments from tenants of the Properties under their respective leases. In the event of a default by a tenant in its payment or performance of its rental or other obligations under its lease, Kranzco may experience delays in enforcing its rights and may incur substantial costs and experience significant delays associated with protecting its investment, including costs incurred in making substantial improvements or repairs to a property and re-leasing the property. In the event that a substantial number of tenants become financially distressed and so default, Kranzco's net income and cash available for distributions to shareholders would be adversely affected.

     Three of Kranzco's anchor tenants, Bradlees, Caldor and Rickels Home Center, filed for bankruptcy under the United States Bankruptcy Code. Kranzco has, as tenants of the Kranzco Properties, three Bradlees stores (representing approximately $2.2 million, or 4%, of Kranzco's annual revenues), three Caldor stores (representing approximately $2.5 million, or 5%, of Kranzco's annual revenues, after giving effect to reduced common area maintenance and real estate tax reimbursements which became effective November 1, 1996 at one location) and two Rickels stores (representing approximately $1.4 million, or 2%, of Kranzco's annual revenues). The Bradlees stores are located in Bethlehem, Pennsylvania, Whitehall, Pennsylvania, and Groton, Connecticut and have approximately 85,900, 85,100 and 85,100 square feet of gross leasable area, respectively. All three of these leases were originally entered into with the Stop & Shop Companies, Inc. which remains liable thereunder. The Caldor stores are located in Towson, Maryland, Bristol, Pennsylvania and Hamilton Township, New Jersey and have approximately 94,600, 113,200 and 119,900 square feet of gross leasable area, respectively. The Towson lease is guaranteed by The May Company. The Rickels stores are located in Phillipsburg, New Jersey and Yonkers, New York and each have approximately 50,000 square feet of gross leasable area. Rickels has rejected the lease on the Phillipsburg, New Jersey store which had annual revenues of $0.3 million and has assumed the Yonkers, New York lease. Any such rejected leases might, however, subject Kranzco to the risks set forth in the immediately preceding paragraph.

     Certain other tenants of the Kranzco Properties have filed for bankruptcy protection under the United States Bankruptcy Code. Rents payable under the leases of such tenants, however, represent only approximately 2.6% of Kranzco's annual revenues.

     There can be no assurance that any tenant of the Properties that has filed for bankruptcy protection will continue to pay or perform its rental or other obligations under its lease or that other tenants of the Properties will not file for bankruptcy protection in the future. If certain other tenants were to file for bankruptcy protection, a delay or substantial reduction in rental payments may occur which would adversely affect Kranzco's net income and cash available for distributions to shareholders.

  Possible Environmental Liabilities

     Under various federal, state and local environmental laws, ordinances and regulations, a current or previous owner or operator of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances on, under or in such property. Such laws often impose such liability whether or not the owner or operator knew of, or was responsible for, the presence of such hazardous or toxic substances, and the liability under certain such laws may be strict, joint and several unless the harm is divisible and there is a reasonable basis for allocating of responsibility. The costs of any required remediation or removal of such substances may be substantial and the owner's or operator's liability therefor as to any property is generally not limited under such laws, ordinances and regulations and could exceed the value of the property and/or the aggregate assets of the owner or operator. The presence of hazardous or toxic substances, or the failure to properly remediate property affected by such substances, may adversely affect the market value of the affected property, as well as the owner's ability to sell or lease such property or to obtain financing using such property as collateral.

     All of the Properties have been subjected to Phase I or similar environmental assessments (which involve inspection without soil sampling or ground water analysis) by independent environmental consultants. These environmental assessments have not revealed any material environmental liability, nor is Kranzco aware of any environmental liability with respect to the Properties that would have a material adverse effect on Kranzco's business, assets or results of operations. There can be no assurance, however, that these environmental assessments have revealed all environmental liabilities or the presence of hazardous or toxic substances on, under or in any Property not known to Kranzco.

CONSEQUENCES OF FAILURE TO MAINTAIN STATUS AS A REIT

     Kranzco elected to be taxed as a REIT commencing with the tax filing period ended December 31, 1992 and intends to continue to qualify as a REIT under the Code. There can be no assurance that Kranzco will be able to continue to operate in a manner so as to maintain its qualification as a REIT. Qualification as a REIT involves the application of highly technical and complex Code provisions for which there are only limited judicial or administrative interpretations and the determination of various factual matters and circumstances not entirely within Kranzco's control. See 'THE MERGER--Certain U.S. Federal Income Tax Considerations--Federal Income Taxation of Kranzco.' In addition, no assurance can be given that new legislation, new regulations, administrative interpretations or court decisions will not change the tax laws with respect to qualification as a REIT or the federal income tax consequences of such qualification. Kranzco, however, is not aware of any currently pending tax legislation or regulations that would adversely affect its ability to maintain its qualification as a REIT.

     If Kranzco fails to maintain its qualification as a REIT, Kranzco will be subject to federal income tax (including any applicable alternative minimum tax) on its taxable income at corporate rates, and distributions, if any, to shareholders will no longer be deductible by Kranzco. In addition, unless entitled to relief under certain statutory provisions, Kranzco will also be disqualified from treatment as a REIT for the four taxable years following the year in which qualification was so lost. This treatment would reduce the net earnings of Kranzco available for investment or distribution to shareholders because of the additional tax liability to Kranzco for the year or years involved. To the extent that distributions to shareholders would have been made in anticipation of

Kranzco's continuing to qualify as a REIT, Kranzco might be required to borrow funds or to liquidate certain of its investments on adverse terms to pay the applicable tax.

GEOGRAPHIC CONSIDERATIONS

     All of the Kranzco Properties are located in seven states (Connecticut, Maryland, New Jersey, New York, Pennsylvania, Rhode Island and Virginia). To the extent that general economic or other relevant conditions in these states decline and result in a decrease in consumer demand in these areas, the income from, and value of, these Kranzco Properties may be adversely affected. While the acquisition of the UPI Properties pursuant to the Merger which are located in nine additional states would create geographic diversity which might help to mitigate the negative effect of an economic decline in the seven states listed above, Kranzco has not previously owned or operated properties in those states and therefore is not as familiar with the retail real estate market as in the states in which Kranzco currently owns and operates properties.

SHARES AVAILABLE FOR FUTURE SALE

     As of January 30, 1997, there were (i) 10,333,933 Kranzco Common Shares outstanding, (ii) options and warrants outstanding to purchase an aggregate of 1,009,421 Kranzco Common Shares and (iii) 11,155 shares of Kranzco Series A-1 Preferred Shares outstanding, which shares are convertible into an aggregate number of Kranzco Common Shares not to exceed the greater of 500,000 Kranzco Common Shares or 5% of the then issued and outstanding Kranzco Common Shares.

     The conversion of Kranzco Series A-1 Preferred Shares or Kranzco Series B Preferred Shares into Kranzco Common Shares, the exercise of currently outstanding options and warrants of Kranzco and the issuance and exercise of additional options and warrants under Kranzco's 1992 Employee Share Option Plan, 1992 Trustee Share Option Plan and 1995 Management Incentive Plan, could adversely affect the market prices of the Kranzco Series B Preferred Shares and the Kranzco Common Shares and the terms upon which Kranzco may obtain additional equity financing in the future.

     In addition, Kranzco has, and may in the future, issue Kranzco Common Shares or options or other securities convertible or exercisable into Kranzco Common Shares pursuant to stock option, stock purchase, performance or other remuneration plans adopted by the Kranzco Board from time to time. Kranzco may also issue Kranzco Common Shares or such options or securities to its employees in lieu of bonuses or to its trustees in lieu of trustee's fees. The issuance of a substantial number of Kranzco Common Shares, or options or other securities convertible or exercisable into a substantial number of Kranzco Common Shares, could adversely affect the market prices of the Kranzco Series B Preferred Shares and the Kranzco Common Shares.

ABSENCE OF PRIOR MARKET; LIMITED LIQUIDITY; TRADING PRICES

     There has been no prior market for the Kranzco Series B Preferred Shares. Although under the terms of the Agreement and Plan of Merger, dated November 12, 1996, as amended (the 'Merger Agreement'), by and among UPI, Kranzco and Newco, Kranzco has agreed to use reasonable efforts to cause the Kranzco Series B-1 Preferred Shares (including the Kranzco Series B-1 Preferred Shares to be issued upon the conversion of Kranzco Series B-2 Preferred Shares) to be listed on the New York Stock Exchange, Inc. ('NYSE'), there can be no assurance that the Kranzco Series B-1 Preferred Shares will be so listed or that if listed, listing will be continued or that a secondary market for the Kranzco Series B-1 Preferred Shares will develop or, if one does develop, that it will provide the holders of the Kranzco Series B-1 Preferred Shares with liquidity of investment.

     The Kranzco Series B-2 Preferred Shares will not be listed or traded on an exchange. In addition, Leonard Mandor and Robert Mandor and certain of their affiliates, who, together with certain of their affiliates, beneficially own approximately 75.5% of the outstanding UPI Common Stock, have informed UPI and Kranzco that they will elect to receive Kranzco Series B-2 Preferred Shares in the Merger and have represented that they have no plan or intention to sell or transfer such shares for at least one year following the Merger, and as such, there can be no assurance that a secondary market for the Kranzco Series B-2

Preferred Shares will develop or, if one does develop, that it will provide the holders of the Kranzco Series B-2 Preferred Shares with liquidity of investment.

     There can be no assurance as to the prices at which the Kranzco Series B Preferred Shares will trade after the Merger. Prices for the Kranzco Series B Preferred Shares will be determined in the marketplace and may be influenced by many factors, including prevailing interest rates, the price of Kranzco Common Shares, the market for similar securities and the volume of Kranzco Series B Preferred Shares available for sale.

EFFECT OF DISTRIBUTION REQUIREMENTS

     In order to maintain its qualification as a REIT, Kranzco must make distributions to shareholders aggregating annually at least 95% of its REIT taxable income (which does not include net capital gains). Kranzco currently distributes to shareholders in excess of 100% of its funds from operations (exclusive of nonrecurring items), which is in excess of 95% of Kranzco's REIT taxable income. The actual amount of Kranzco's future distributions to its shareholders will be based on the cash flows from operations from the Properties, Kranzco's other business activities and from any future investments and on Kranzco's net income.

     Under certain circumstances, Kranzco may be required to accrue as income for tax purposes interest and rent earned but not yet received. In such event, Kranzco could have taxable income without sufficient cash to enable Kranzco to meet the distribution requirements of a REIT. Accordingly, Kranzco could be required to borrow funds or to sell certain of its investments on adverse terms to meet such distribution requirements.

     Kranzco expects to continue to make acquisitions and sign leases that may require tenant improvements. As Kranzco must distribute 95% of its REIT taxable income to continue to qualify as a REIT, there may not be sufficient available cash in excess of distributions to fund future acquisitions or required tenant improvements. In such an event, the necessary funds for future acquisitions or required tenant improvements would have to be obtained, to the extent available, from net proceeds from the issuance of equity securities, the sale of existing investments and, to the extent consistent with Kranzco's strategy to maintain a conservative capital structure, bank and other institutional borrowings and the issuance of debt securities.

ANTI-TAKEOVER EFFECTS OF OWNERSHIP LIMIT AND A STAGGERED BOARD

     In order to maintain its qualification as a REIT, not more than 50% in value of the outstanding Kranzco Common Shares may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities). To enhance the likelihood that Kranzco will not fail to qualify as a REIT under this test, the Declaration of Trust of Kranzco authorizes the Kranzco Board to take such action as may be required to preserve its qualification as a REIT and to limit any person, other than (i) Messrs. Norman M. Kranzdorf and Marvin Williams and (ii) any person approved by the Kranzco Board, to direct or indirect ownership of 9.8% of the lesser of the number or value of the outstanding shares of beneficial interest of Kranzco; provided, however, in no event may the Kranzco Board grant an exemption from the foregoing ownership limitation to any person whose ownership, direct or indirect, of in excess of 9.8% of the lesser of the number or value of the outstanding Kranzco Shares would result in the termination of Kranzco's status as a REIT. In addition, pursuant to the terms of the Kranzco Series B Preferred Shares, the Kranzco Board will grant an exemption from such ownership limitations to certain affiliates of UPI who currently beneficially own approximately 78% of the outstanding shares of common stock, par value $.01 per share, of UPI ('UPI Common Stock). Thus, there can be no assurance that there will not be five or fewer individuals who will own more than 50% in value of the Kranzco Common Shares, thereby causing Kranzco to fail to maintain its qualification as a REIT.

     The ownership limits, as well as the ability of Kranzco to issue other classes of common and preferred Kranzco Shares, may delay, defer or prevent a change in control of Kranzco and also may (i) deter tender offers for the Kranzco Common Shares, which offers may be attractive to the shareholders, or
(ii) limit the opportunity for shareholders to receive a premium for their Kranzco Common Shares that might otherwise exist if an investor attempted to assemble a block of Kranzco Common Shares in excess of 9.8% in number or value of the outstanding Kranzco Shares or otherwise to effect a change of control of Kranzco. See 'DESCRIPTION OF KRANZCO SHARES--Restrictions on Transfer Generally.'

     The Kranzco Board is divided into three classes of trustees. The terms of the first, second and third classes expire in 1997, 1998 and 1999, respectively. Each year one class of the Kranzco Board is elected by the shareholders. The staggered terms prevent the shareholders from voting on the election of more than one class of trustees at each annual meeting and, thus, may delay a change of control of Kranzco or deter a bid for control of Kranzco even in a case where the holders of a majority of the outstanding Kranzco Common Shares believe a change of control would be in their interest.

DEPENDENCE ON KEY PERSONNEL

     Kranzco is dependent on the efforts of its executive officers and trustees, particularly Norman M. Kranzdorf, the President and Chief Executive Officer and a member of the Board of Trustees of Kranzco. The loss of his services could have an adverse effect on Kranzco's business, assets or results of operations.

CONTROL BY TRUSTEES AND EXECUTIVE OFFICERS

     Trustees and executive officers of Kranzco currently own beneficially approximately 2.56% of the outstanding Kranzco Common Shares (approximately 7.44% if they exercise all options granted to them under Kranzco share option plans and assuming all restricted shares are fully vested). Based on such share ownership and their positions with Kranzco, trustees and executive officers of Kranzco may have substantial influence on Kranzco and on the outcome of any matters submitted to Kranzco's shareholders for approval.

CHANGES IN INVESTMENT AND FINANCING POLICIES


     The investment and financing policies of Kranzco and its policies with respect to certain other activities, including growth, capitalization, debt levels, distributions, REIT status and operating policies, are determined by the Kranzco Board. The Kranzco Board may amend or revise these policies from time to time at its discretion without a vote of the shareholders of Kranzco.

STOCK PRICE FLUCTUATIONS

     The ratio at which shares of UPI Common Stock will be convertible into Kranzco Series B Preferred Shares upon the consummation of the Merger is fixed. There can be no assurance that the price of Kranzco Common Shares will not decline between the date of the Merger Agreement and the date of the consummation of the Merger, which would reduce the value of the consideration to be received by stockholders of UPI in the Merger. In addition, if the market price of the Kranzco Common Shares does not increase to certain levels over time, the value of the right to convert the Kranzco Series B Preferred Shares into Kranzco Common Shares could be significantly reduced.

BENEFITS TO CERTAIN UPI DIRECTORS AND OFFICERS

     In considering the recommendation of the UPI Board to approve the Merger, stockholders of UPI should be aware that certain members of the UPI Board and the management of UPI have certain interests in, and will receive benefits from, the Merger that are in addition to the interests of, and benefits to, stockholders of UPI generally, which may have resulted in conflicts of interest with respect to the UPI Board's and management's obligations to UPI in negotiating the Merger Agreement and in determining whether to recommend that the stockholders of UPI consummate the Merger. These interests and benefits are described below in 'THE MERGER--Interests of Certain Persons in the Merger.' Generally, these interests and benefits include, among others: (i) shares of UPI's preferred stock, par value $.01 per share, each with a liquidation preference of $10.00 (the 'UPI Preferred Stock'), all of which are held by Milestone Properties, Inc. ('Milestone'), will be converted into Kranzco Series C Preferred Shares pursuant to the Merger--certain directors and officers of UPI beneficially own approximately 78% of the outstanding common stock of Milestone and also serve as directors and officers of Milestone; (ii) Kranzco's indemnification of Milestone for certain of Milestone's obligations related to UPI; (iii) indemnification to be provided to directors and officers of UPI; and
(iv) registration rights with respect to Kranzco Series B Preferred Shares to be issued to certain directors, officers and certain of their affiliates and shares of Kranzco Common Shares into which such Kranzco Series B Preferred Shares to be issued will be convertible.

                              THE SPECIAL MEETING

DATE, TIME AND PLACE OF THE SPECIAL MEETING

     A special meeting of stockholders of UPI will be held on Wednesday, February 26, 1997, at 10:00 a.m. E.S.T. at the offices of Deloitte & Touche LLP, 1633 Broadway, Ninth Floor, New York, New York 10019 (the 'Special Meeting').


PURPOSE OF THE SPECIAL MEETING

     At the Special Meeting, holders of the UPI Common Stock will consider and vote upon a proposal to approve and adopt the Merger Agreement and to authorize the Merger and the transactions contemplated by the Merger Agreement pursuant to which, among other things, UPI would be merged with and into Newco, each outstanding share of UPI Common Stock would be converted into the right to receive, at the election of the holder thereof and subject to certain adjustments, either 0.298 of one share of Kranzco Series B-1 Preferred Shares, or 0.298 of one share of Kranzco Series B-2 Preferred Shares, and each outstanding share of UPI Preferred Stock would be converted into the right to receive one share of Kranzco Series C Preferred Shares. UPI stockholders will also consider and vote upon any other matters that may properly come before the Special Meeting.

RECORD DATE AND VOTING OF PROXIES

     Only holders of record of UPI Common Stock at the close of business on January 30, 1997 (the 'Record Date') are entitled to notice of and to vote at the Special Meeting. As of the close of business on the Record Date, there were 3,789,171 shares of UPI Common Stock issued and outstanding, each of which entitles the holder thereof to one vote. All shares of UPI Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares of UPI Common Stock will be voted FOR the adoption and approval of the Merger Agreement and the authorization of the Merger and the other transactions contemplated by the Merger Agreement.

     The UPI Board does not intend to bring any matter before the Special Meeting except as specifically indicated in the Notice of Special Meeting, nor does the UPI Board know of any matters which anyone else proposes to present for action at the Special Meeting. If any other matters properly come before the Special Meeting, the persons named in the accompanying proxy, or their duly constituted substitutes acting at the Special Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters, unless such authorization is withheld. A holder of UPI Common Stock who has given a proxy may revoke it at any time before it is exercised at the Special Meeting by (i) delivering to the Secretary of UPI (by any means, including facsimile) a written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and delivering prior to the vote at the Special Meeting a proxy relating to the same shares and bearing a later date, or
(iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not, by itself, revoke a proxy).

QUORUM

     Under the DGCL and the UPI Bylaws, the presence in person or by proxy of a majority of the outstanding shares of the UPI Common Stock is necessary to constitute a quorum at the Special Meeting for the matters to be voted upon by the holders of the UPI Common Stock at the Special Meeting. For purposes of determining if a quorum is present at the Special Meeting, abstentions and broker 'non-votes' will be included in the determination of the number of shares present at the Special Meeting. Abstentions will have the same effect as negative votes at the Special Meeting and broker 'non-votes' will not be counted in the tabulations of the votes cast on proposals presented to stockholders since shares held by a broker are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker 'non-vote' occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

VOTE REQUIRED AND VOTING INTENTIONS OF CERTAIN STOCKHOLDERS

     Approval and adoption of the Merger Agreement and authorization of the Merger and the other transactions contemplated by the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of UPI Common Stock. LEONARD MANDOR AND ROBERT MANDOR, EACH OF WHOM IS A DIRECTOR AND AN EXECUTIVE OFFICER OF UPI, TOGETHER BENEFICIALLY OWN, AND HAVE THE POWER TO VOTE OR DIRECT THE VOTE OF, A TOTAL OF 2,859,980 SHARES OF UPI COMMON STOCK AS OF JANUARY 24, 1997, CONSTITUTING APPROXIMATELY 75.5% OF THE OUTSTANDING UPI COMMON STOCK THEN OUTSTANDING, AND HAVE ENTERED INTO AN AGREEMENT WITH KRANZCO TO VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE AUTHORIZATION OF THE MERGER AND THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to beneficial ownership of the UPI Common Stock as of the close of business on January 24, 1997 by (i) each person known by UPI to beneficially own more than 5% of the UPI Common Stock, (ii) each director of UPI who owns shares of UPI Common Stock, (iii) UPI's Chief Executive Officer and each of UPI's four most highly compensated executive officers and (iv) all directors and officers of UPI as a group. Except as noted below, each person has sole voting and investment power with respect to the shares beneficially owned by such person. All of the UPI Preferred Stock is owned by Milestone Properties, Inc. ('Milestone') and may be deemed to be beneficially owned by Concord Assets Group, Inc. and each of Leonard Mandor and Robert Mandor. Leonard Mandor is the Chairman of the Board and the Chief Executive Officer of both UPI and Milestone and Robert Mandor is the President, the Chief Financial Officer and a director of both UPI and Milestone. Leonard Mandor and Robert Mandor are directors, executive officers and the only stockholders of Concord.

                                             UPI COMMON STOCK
NAME OF BENEFICIAL OWNER(1)                BENEFICIAL OWNERSHIP*    PERCENT
----------------------------------------   ---------------------    -------
Robert A. Mandor........................         2,859,980(2)         75.5
Leonard S. Mandor.......................         2,859,390(3)         75.5
Concord.................................         2,810,390(4)         74.2
Castle Plaza, Inc.......................         2,169,856            57.3

Concord Milestone, Incorporated.........           274,910(5)          7.3
Concord Fund Incorporated...............           274,910(6)          7.3
Joseph P. Otto..........................            39,920             1.1
Harvey Shore............................            26,626              **
Joan LeVine.............................            25,533              **
All directors and officers as a group (5
  persons)(7)...........................         2,952,059            77.9

------------------
 * As set forth in further detail in the footnotes to this table, the aggregate share and percentage ownership of the UPI Common Stock included in this table includes shares owned by affiliates of each listed stockholder, beneficial ownership of which is attributable to such stockholder pursuant to Rule 13d-3 promulgated under the Exchange Act.
 ** Less than one percent.
(1) The address of each of the indicated stockholders is 5200 Town Center Circle, Boca Raton, Florida 33486.
(2) Includes (a) 49,000 shares of UPI Common Stock owned by Mill Neck Associates (Mill Neck Associates is a partnership owned 50% each by Leonard S. Mandor and Robert A. Mandor and each of such persons is deemed to beneficially own all of such 49,000 shares as a result of their shared voting and investment power over such shares), (b) 2,810,390 shares of UPI Common Stock beneficially owned by Concord (see footnote (4)), and (c) 590 shares of UPI Common Stock owned directly. Robert A. Mandor is an officer, director and stockholder of Concord and, therefore, may be deemed to be a beneficial owner of the shares of UPI Common Stock beneficially owned by Concord. Robert A. Mandor disclaims beneficial ownership of the shares of UPI Common Stock beneficially owned by Concord pursuant to Rule 13d-4 promulgated under the Exchange Act by virtue of the ownership by Leonard S. Mandor of more than a majority of the outstanding

                                              (Footnotes continued on next page)

(Footnotes continued from previous page) capital stock of Concord, thereby giving Leonard S. Mandor the ultimate power to control the voting and disposition of the shares of UPI Common Stock beneficially owned by Concord.
(3) Includes 49,000 shares of UPI Common Stock owned by Mill Neck Associates (see footnote (2)) and 2,810,390 shares of UPI Common Stock beneficially owned by Concord (see footnote (4)).
(4) Includes (a) 274,910 shares of UPI Common Stock held in the name of Concord Associates and beneficially owned by Concord Milestone, Incorporated, an indirect wholly owned subsidiary of Concord, (b) 81,534 shares of UPI Common Stock owned by Concord Milestone Partners, L.P., whose general partner, Concord Milestone Income II, Inc., is a wholly owned subsidiary of Concord,
    (c) 163,291 shares of UPI Common Stock owned by Mountain View Mall, Inc., a wholly owned subsidiary of Concord, (d) 120,799 shares of UPI Common Stock owned by Concord Income Realty Partners VI, L.P., the general partner and limited partner of which is a wholly owned subsidiary of Concord, and (e) 2,169,856 shares of UPI Common Stock owned by Castle Plaza, Inc., a wholly owned subsidiary of Concord.

(5) Includes 274,910 shares of UPI Common Stock beneficially owned by Concord Fund Incorporated, a wholly owned subsidiary of Concord, as successor to Concord Associates, the registered owner of such shares.
(6) Owned as successor to Concord Associates, the registered owner of such shares.
(7) The shares of UPI Common Stock beneficially owned by Concord and Mill Neck Associates are deemed to be beneficially owned by both Robert A. Mandor and Leonard S. Mandor. Such shares, however, are only included once in the computation of shares beneficially owned by directors and officers as a group. See also footnote (2) regarding Robert A. Mandor's disclaimer of ownership of such shares.

     Concord has notified UPI that, prior to the consummation of the Merger, Concord may transfer the shares of UPI Common Stock owned of record by Concord and its subsidiaries and affiliates among Concord and its subsidiaries and affiliates and Robert A. Mandor and Leonard S. Mandor.

SOLICITATION OF PROXIES

     UPI and Kranzco will share equally all expenses incurred in connection with the printing and mailing of this Proxy Statement/Prospectus and the solicitation of proxies from holders of UPI Common Stock, except that Kranzco shall bear any such expenses that, together with certain other expenses arising out of or related to the Merger, are in excess of $400,000. In addition to solicitation by mail, the directors and officers of UPI and UPI's employees (under UPI's management services agreement with Milestone) may solicit proxies from stockholders by telephone, facsimile, telegram, letter or in person. Following the original mailing of proxies and other soliciting materials, UPI will request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of UPI Common Stock and to request authority for the exercise of proxies. In such cases, UPI, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

                                   THE MERGER

GENERAL

     The Merger Agreement provides for a business combination between Kranzco and UPI in which UPI will be merged with and into Newco, a wholly-owned subsidiary of Kranzco, each share of UPI Common Stock will be converted into the right to receive, at the election of the holder thereof and subject to certain adjustments, either 0.298 of one share of Kranzco Series B-1 Preferred Shares or
0.298 of one share of Kranzco Series B-2 Preferred Shares, and each share of UPI Preferred Stock will be converted into the right to receive one share of Kranzco Series C Preferred Shares in a transaction intended to qualify as a purchase for accounting purposes and as a tax-free reorganization for U.S. federal income tax purposes.

BACKGROUND OF THE MERGER


  UPI's Spin-Off from Milestone

     UPI was incorporated as a wholly-owned subsidiary of Milestone on November 1, 1994 for the purpose of effecting the transfer from Milestone to UPI (the 'UPI Transfer') of the UPI Properties and the subsequent distribution of all of the issued and outstanding shares of UPI Common Stock to Milestone's common stockholders on a share-for-share basis for no consideration (the 'UPI Spinoff'). Milestone, in addition to owning real estate assets, had been engaged in certain property management operations through its subsidiaries, and was considering a modification of its corporate structure which potentially could afford Milestone greater access to capital and enhance Milestone's common stockholder value. In January 1994, Milestone engaged LSG Advisors, a predecessor of Societe Generale ('Societe Generale'), UPI's current financial advisor with respect to the Merger, to advise Milestone in connection with potential restructuring transactions which could enable Milestone to satisfy the intended goal of enhancing its common stockholder value.

     Both Societe Generale and Milestone believed throughout 1994 and 1995 that opportunity existed for the enhancement of Milestone's common stockholder value because the common stock of many companies owning portfolios of income-producing properties, both REITs and non-REITs, were trading at higher values than Milestone's common stock. Milestone believed, based, in part, upon the advice and opinion of Societe Generale, that Milestone's common stockholder value was most likely to be enhanced if, among other things, (i) Milestone were to effect the UPI Transfer, (ii) Milestone were to effect a recapitalization of UPI and the UPI Spin-Off, and (iii) UPI were (a) to elect to be treated as, and to become qualified for treatment as, a REIT or (b) to merge with an existing REIT, to sell all or substantially all of the UPI Properties to a REIT or to sell all of the UPI Properties and to liquidate.

     Societe Generale's advice was based, in part, on its conclusion that investors would attribute a higher value to Milestone's assets if its income-producing properties were held in an entity (i.e., UPI) which could potentially qualify for treatment as a REIT or could be liquidated or sold to or merged with an existing REIT, and which entity would not be subject to income tax.

     In September 1995, Milestone distributed a proxy statement-information statement to its stockholders describing, among other things, the proposed UPI Transfer and UPI Spin-Off, and informing its stockholders that, following the consummation of the UPI Spin-Off, UPI would begin to explore alternatives to enable it to either qualify for treatment as a REIT or to sell UPI's stock or assets to, or merge with, a REIT. In October 1995, Milestone completed the UPI Transfer and on November 20, 1995, Milestone completed the UPI Spin-Off.

  UPI's Engagement of Societe Generale and Exploration of REIT Qualification or a Possible Sale or Merger Transaction with or to a REIT

     Subsequent to the UPI Spin-Off, UPI established its business of acquiring, owning and developing the UPI Properties. On February 5, 1996, UPI entered into an agreement with Societe Generale (the 'Societe Generale Agreement') under which UPI retained Societe Generale to act as its exclusive financial advisor in connection with the evaluation of strategic alternatives, including UPI's qualification for treatment as a REIT or a possible sale of UPI's stock or assets to, or merger with, a REIT. The UPI Board, with the assistance of Societe Generale, reviewed the prospects for a sale of UPI, a liquidation of UPI or a conversion to REIT status. The UPI Board determined that alternatives to a sale or merger, including liquidation and conversion to REIT status, were impractical or potentially provided less value than could be anticipated from the sale of UPI. UPI, with the assistance of Societe Generale, evaluated the potential for a successful public offering of UPI Common Stock, which offering would have been necessary to allow UPI to convert to REIT status and achieve a size and leverage and coverage ratios consistent with comparable shopping center REITs. From the date of the UPI Spin-Off until the UPI Board approved the Merger on November 11, 1996, the Lehman Shopping Center REIT index underperformed the Lehman REIT Index, the Lehman Hotel REIT Index, and the Lehman Office REIT Index, demonstrating a weakness in the shopping center sector and a correspondingly unfavorable initial public offering environment. No shopping center REIT initial public offerings were consummated over that period. Accordingly, the UPI Board concluded, based, in part, on the advice of Societe Generale, that UPI should not attempt to commence a public offering for the purpose of raising capital or qualifying for REIT status.

     In February 1996, UPI and Societe Generale commenced the process of searching for a third party with which UPI could enter into a sale or merger transaction. During the spring of 1996, Societe Generale contacted 33 prospective purchasers on behalf of UPI, 17 of which received a confidential descriptive memorandum describing UPI.

  UPI's Negotiations with Kranzco and Other Third Parties

     On May 7, 1996, Norman M. Kranzdorf, the President and Chief Executive Officer of Kranzco, initially met at the International Council of Shopping Centers ('ICSC') convention in Las Vegas with Robert Mandor, the President of UPI, and representatives of Societe Generale, to discuss, in general, the potential benefits of an acquisition of UPI by Kranzco. Robert Mandor and representatives of Societe Generale also held meetings at the ICSC convention with three other potential purchasers.

     Initial indications of interest for the acquisition of UPI were delivered in late May and early June 1996 from several potential acquirors, including Kranzco. Members of the UPI Board, in consultation with Societe Generale, agreed to pursue discussions with three of those parties, including Kranzco. On June 11, 1996, Norman M. Kranzdorf and representatives of Kranzco's financial advisor, Merrill Lynch & Co., met with Robert Mandor and representatives of Societe Generale at UPI's offices in Florida to discuss Kranzco's initial offer of $18 million for all of the common equity of UPI and the form of consideration to be paid by Kranzco, which, at the time, included cash, common shares and a convertible preferred security. During May and June 1996, additional discussions were held with Kranzco and Kranzco's financial advisors, the other bidders and some previously unsolicited potential purchasers who attempted to enter the process. The previously unsolicited potential purchasers either were not qualified buyers, did not make formal bids or made bids that were not competitive. On June 28, 1996, Kranzco increased its initial offer to acquire all of the common equity of UPI to approximately $23 million to $26 million, depending on the terms and structure of the transaction. The consideration offered for all of the common equity of UPI was primarily a combination of common shares and preferred shares with a small amount of cash.

     On July 8, 1996, one of the other bidders made an offer to acquire all of the common equity of UPI for approximately $24 million of convertible preferred securities. On July 11, 1996, a second bidder increased its offer for all of the common equity of UPI to approximately $26 million, which would consist primarily of convertible preferred stock and/or convertible debt with a small amount of cash. On July 24, 1996, Kranzco made an offer for all of the common equity of UPI of approximately $28 million, consisting primarily of convertible preferred stock. Neither of these other bidders was willing to increase its offer after Kranzco had raised its offer. On July 27, 1996, the UPI Board and Societe Generale determined that the Kranzco proposal was the most attractive proposal and decided to commence negotiations with Kranzco. On August 7, 1996, Norman M. Kranzdorf and Robert Mandor met and discussed the amount and the general form of consideration which was to consist of (i) a convertible preferred security which would pay an annual dividend of 9.75% and be convertible into Kranzco Common Shares, (ii) cash equal to the transaction expenses, (iii) the assumption of debt and (iv) the exchange of the UPI Preferred Stock for a comparable preferred security. On August 7, 1996, Kranzco along with its legal counsel and financial advisors met with UPI and its legal counsel and financial advisors to negotiate other general terms of the proposed transaction, including break-up fees and, with respect to the Kranzco Series B Preferred Shares, special events under which such shares would be convertible into Kranzco Common Shares on an accelerated basis.

     Commencing in September 1996, Robinson Silverman Pearce Aronsohn & Berman LLP, counsel to Kranzco, and Rosenman & Colin LLP, counsel to UPI, had several meetings to negotiate the terms of a definitive merger agreement. On September 19, 1996, Leonard Mandor, the Chairman of the UPI Board and Chief Executive Officer of UPI, and UPI's legal counsel and financial advisors met in New York with Norman M. Kranzdorf and Kranzco's legal counsel and financial advisors to discuss various issues relating to the Merger, including voting rights and certain anti-dilution protections for the Kranzco Series B Preferred Shares.

     On October 3, 1996, Robert Mandor and UPI's legal counsel and financial advisors met in New York with Norman M. Kranzdorf and Kranzco's legal counsel and financial advisors, at which time Mr. Kranzdorf informed Mr. Mandor that Kranzco would not be able to enter into a definitive merger agreement with UPI unless and until the Court of Chancery of the State of Delaware (the 'Delaware Court') acted on an action brought against Milestone and certain of its affiliates seeking, in part, rescission of both the UPI Transfer and the UPI Spin-Off. The action was filed in such court in June 1996 by a holder of Milestone's preferred stock. See 'THE COMPANIES--Business of UPI--Legal Proceedings' for a more complete description of the rescission claim.

     As a result of a filing made with the Delaware Court seeking dismissal of the rescission claim, on October 4, 1996 UPI issued a press release stating that it was in negotiations with a REIT for the sale of UPI.


     On October 11, 1996, the Delaware Court heard arguments on a motion to dismiss and, on October 25, 1996, the Delaware Court dismissed the claim for rescission of the UPI Transfer and the UPI Spin-Off.

     On October 28, 1996, Robert Mandor, Leonard Mandor and Norman M. Kranzdorf participated in a telephonic conference in which certain issues relating to the anti-dilution protections for the Kranzco Series B Preferred Shares and the mandatory redemption of the Kranzco Series C Preferred Shares were resolved.

     Beginning in August 1996, the UPI Board, the directors of which are each executive officers of UPI, held numerous informal meetings to discuss the terms of the Merger Agreement and were closely involved in the determination of the terms of the Merger and, as such, held no formal meetings to discuss the details of the Merger until November 11, 1996, when the terms of the Merger Agreement were finalized. On November 11, 1996, Norman M. Kranzdorf and Kranzco's legal counsel and financial advisors met with Robert Mandor and UPI's legal counsel and financial advisors and agreed that Kranzco would acquire (i) all of the outstanding common equity of UPI for $28.2 million in Kranzco Series B-1 Preferred Shares, consisting of 0.298 of one share of Kranzco Series B-1 Preferred Shares for each outstanding share of UPI Common Stock (subject to adjustment), and (ii) all of the outstanding UPI Preferred Stock of which each share of UPI Preferred Stock would be convertible for one share of Kranzco Series C Preferred Shares. See 'THE MERGER AGREEMENT AND CERTAIN ANCILLARY DOCUMENTS.' At the November 11, 1996 meeting of the UPI Board, the UPI Board discussed the terms of the proposed Merger Agreement and the Merger and the transactions contemplated thereby, and Societe Generale presented its oral opinion, as of the date of such meeting and, subject to various assumptions and considerations set forth in such opinion, that the consideration to be received by the holders of UPI Common Stock who elect to receive the Kranzco Series B-1 Preferred Shares in the Merger was fair to such stockholders from a financial point of view. Following the presentation by Societe Generale, the UPI Board, together with members of senior management, Societe Generale and UPI's legal advisors, reviewed, among other things, (i) the background of the Merger; (ii) the strategic rationale for the Merger; (iii) the potential benefits of the Merger, including Kranzco's status as a REIT, the potential for greater geographic diversification of the combined company, the equity interest in the combined company to be received by UPI's stockholders, the structure of the Merger as a 'stock for stock' tax-free transaction, the increased total market capitalization of the combined company; and the terms of the Kranzco Series B-1 Preferred Shares and the Kranzco Series C Preferred Shares; and (iv) the potential risks of the Merger, including the fact that a decline in the value of the Kranzco Common Shares would decrease the value of the Kranzco Series B-1 Preferred Shares to be received by holders of UPI Common Stock, that holders of the UPI Common Stock would not be able to convert their Kranzco Series B-1 Preferred Shares for a period of time following the Merger and that no established trading market existed for the Kranzco Series B-1 Preferred Shares, that the anticipated benefits of the Merger might not be realized, and the risk that UPI might be required, under certain circumstances, to pay liquidated damages to Kranzco and reimburse Kranzco for certain out-of-pocket expenses under the Merger Agreement. See '--UPI's Reasons for the Merger; Recommendations of the UPI Board.' After considering all of the foregoing factors, the UPI Board then (i) determined that the Merger was fair to and in the best interests of the UPI stockholders,

(ii) approved the Merger Agreement and authorized the Merger and the other transactions contemplated by the Merger Agreement, subject to approval by the UPI stockholders, (iii) authorized the execution of the Merger Agreement and
(iv) recommended that the UPI stockholders approve and adopt the Merger Agreement and authorize the Merger and the other transactions contemplated by the Merger Agreement. The Merger Agreement was executed by UPI and Kranzco on November 12, 1996.

     Following the execution of the Merger Agreement, the UPI Board determined, based in part upon the advice of its legal counsel, that, because of certain tax consequences relating to the conversion ratio of the Kranzco Series B-1 Preferred Shares (see 'THE MERGER--Certain U.S. Federal Income Tax Considerations--Tax Consequences to Holders of Kranzco Series B Preferred Shares'), it would be advantageous to holders of shares of UPI Common Stock to have the right to elect to exchange their shares of UPI Common Stock for Kranzco Series B-1 Preferred Shares or Kranzco Series B-2 Preferred Shares since the Kranzco Series B-2 Preferred Shares would not have some of the same tax consequences as the Kranzco Series B-1 Preferred Shares originally to be issued under the Merger Agreement. On December 17, 1996 the UPI Board met to discuss amending the Merger Agreement to provide for such an election. At such meeting, the UPI Board considered that holders of UPI Common Stock who elected to convert their shares of UPI Common Stock for shares of Kranzco Series B-2 Preferred Shares would, among other things, not be entitled to convert their Kranzco Series B-2 Preferred Shares into Kranzco Common Shares for a period of three years following the Initial Issue Date, as compared with Kranzco Series B-1 Preferred Shares, which would be convertible into Kranzco Common Shares after one year after the Initial Issue Date. In this regard, the UPI Board noted that the holders of UPI Common Stock would be given the choice to elect to receive in the Merger either Kranzco Series B-1 Preferred Shares or Kranzco Series B-2 Preferred Shares in exchange for their shares of UPI Common Stock. At the December 17, 1996 meeting of the UPI Board, Societe Generale presented a draft letter to the UPI Board dated as of the date of such meeting which stated that, subject to various assumptions and considerations set forth in such letter, after reviewing the amendment to the Merger Agreement, Societe Generale's written opinion as to the fairness, from a financial point of view, of the consideration to be received by the holders of UPI Common Stock who elect to receive Kranzco Series B-1 Preferred Shares in the Merger was still valid as of November 12, 1996. On December 18, 1996, Societe Generale delivered its letter to the UPI Board, and the amendment to the Merger Agreement was executed by UPI and Kranzco. See '--Opinion of Societe Generale Securities Corporation.'

UPI'S REASONS FOR THE MERGER; RECOMMENDATIONS OF THE UPI BOARD

     The UPI Board has unanimously determined that the Merger is fair to and in the best interests of UPI and its stockholders and has approved the Merger Agreement and authorized UPI to enter into and consummate the Merger and the other transactions contemplated by the Merger Agreement. THE UPI BOARD UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF UPI COMMON STOCK VOTE FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE AUTHORIZATION OF THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT. PURSUANT TO THE MERGER AGREEMENT, CERTAIN AFFILIATES OF UPI WHO BENEFICIALLY OWN, IN THE AGGREGATE, APPROXIMATELY 75.5% OF THE UPI COMMON STOCK, HAVE AGREED TO VOTE

THEIR SHARES FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE AUTHORIZATION OF THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT. SEE 'THE SPECIAL MEETING--VOTE REQUIRED AND VOTING INTENTIONS OF CERTAIN STOCKHOLDERS' FOR A DESCRIPTION OF THE AGREEMENT OF CERTAIN CONTROLLING STOCKHOLDERS OF UPI TO VOTE IN FAVOR OF THE PROPOSED TRANSACTIONS.

     In making its determination with respect to the Merger Agreement and the Merger, the UPI Board consulted with UPI's management, as well as its financial advisors and legal counsel and considered the short-term and long-term interests of UPI and its stockholders based upon a number of factors, including, without limitation, the factors listed below. The following discussion of the information and the factors considered and given weight by the UPI Board is not intended to be exhaustive. In view of the wide variety of factors considered by the UPI Board, the UPI Board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in making its determination. In addition, individual members of the UPI Board may have given different weights to different factors. Among the factors that the UPI Board considered and deemed favorable were the following:

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
          (i) Kranzco's offer was the best offer reasonably available to UPI stockholders. In seeking to maximize value to UPI stockholders, UPI, with the assistance of Societe Generale, instituted a multi-step process pursuant to which it solicited the interest of 33 prospective buyers, sent information to 17 of the prospective buyers, received indications of interest at various times from such buyers and from previously unsolicited prospective buyers and, after conducting a formal bidding process, received three proposals offering to acquire UPI or substantially all of UPI's assets. Out of the final three proposals, Kranzco's proposal was the best reasonably available to UPI;

          (ii) The Merger represents the alternative which has the greatest feasibility and offers the greatest potential to maximize stockholder value. The UPI Board had considered possible alternatives to the Merger for enhancing stockholder value, such as raising additional capital, attempting to qualify UPI as a REIT and acquiring new properties. In this regard, the UPI Board noted that the UPI Common Stock had failed to appreciate in value since the UPI Spin-Off and that there were no feasible alternatives available to UPI, other than the Merger, that were as likely in the near term to provide significant market value appreciation. The UPI Board believed that, without significant market value appreciation, UPI as a stand-alone entity would likely continue to experience difficulty in accessing the capital markets on acceptable terms in the future;

          (iii) The terms of the Merger Agreement, which the UPI Board viewed as favorable because it believed them to be fair to UPI and its stockholders and because the terms were reached through a lengthy bidding process and through arms-length negotiations;

          (iv) The Merger, as a 'stock for stock' rather than a 'cash for stock' transaction, would provide an opportunity for the holders of UPI Common Stock to share in any future appreciation of Kranzco and UPI as combined companies by virtue of the convertibility of the Kranzco Series B Preferred

     Shares into Kranzco Common Shares. A 'cash for stock' transaction would have terminated the equity interest of the holders of UPI Common Stock at a time when UPI would have been a public company for a relatively short period of time, and thus would not have had the opportunity to pursue long-term strategies for increasing stockholder value;

          (v) The fact that the Merger will be a tax-free reorganization for U.S. federal income tax purposes, which the UPI Board viewed as favorable because no gain or loss will be recognized by UPI or Kranzco as a result of the Merger or by a stockholder of UPI who receives shares of Kranzco in exchange for shares of UPI stock (except with respect to any cash received in lieu of a fractional interest in Kranzco Common Shares);

          (vi) The anticipated cost savings and operating efficiencies that would be available to Kranzco as a result of the Merger, particularly in the reduction of overhead expenses and the elimination of management and administrative fees and other property expenses. The UPI Board believed that such cost savings would have a positive effect on the operating results of Kranzco following the Merger;

          (vii) The UPI Board's belief that UPI, as a stand-alone, externally-managed real estate company, would continue to be undervalued by the market. The UPI Board believed that the Merger with Kranzco would provide an opportunity for UPI stockholders to become shareholders in a self-administered REIT with a larger and more geographically diversified portfolio;

          (viii) The total market capitalization of Kranzco will be larger than UPI's current total market capitalization. The UPI Board believed that Kranzco's total market capitalization would provide UPI's stockholders with enhanced liquidity, would make Kranzco's Common Shares a more attractive investment for institutional investors, and would likely provide Kranzco with better access to the capital markets than UPI;

          (ix) The UPI Board viewed as favorable that UPI has the ability to terminate the Merger Agreement under certain circumstances, if required by the fiduciary duties of the UPI Board. The UPI Board viewed such factor as favorable to its determination because of its belief that, with the ability to accept a third party offer in certain circumstances, a third party wishing to make a financially superior acquisition proposal for UPI would have an opportunity to do so;

          (x) The opinion, analyses and presentations of Societe Generale described below under '--Opinion of Societe Generale Securities Corporation,' including Societe Generale's opinion that, as of the date of such opinion, and based upon and subject to certain assumptions and considerations stated therein, the consideration to be received by the holders of the UPI Common Stock who elect to receive the Kranzco Series B-1 Preferred Shares in the Merger was fair to such stockholders from a financial point of view. The UPI Board viewed Societe Generale's opinion as favorable to its determination because the independent conclusion reached by Societe Generale was consistent with the opinion of UPI's management and because Societe Generale is an internationally recognized investment banking firm with experience in the valuation of businesses and their securities in competitive bidding situations and in connection with mergers and acquisitions; and

          (xi) The terms of the Kranzco Series C Preferred Shares to be received by the holder of the UPI Preferred Stock in exchange for its shares of UPI Preferred Stock. The UPI Board believed, based, in part, on discussions with Societe Generale, that the terms of the Kranzco Series C Preferred Shares were at least as favorable to the holder of the UPI Preferred Stock as the terms of the UPI Preferred Stock, since the Kranzco Series C Preferred Shares (A) have the same redemption price and liquidation preference and price as the shares of UPI Preferred Stock, (B) will pay cumulative dividends at the rate currently paid on the UPI Preferred Stock (8%), and (C) are required to be redeemed ratably on a quarterly basis over a two-year period following the consummation of the Merger, as compared to the UPI Preferred Stock, which is not required to be redeemed until the year 2002 (although UPI may, at its option, redeem shares of UPI Preferred Stock at any time). See 'DESCRIPTION OF KRANZCO SHARES--Kranzco Preferred Shares.'

     Among the factors that the UPI Board considered and deemed unfavorable with respect to the Merger were the following:

          (i) The conversion ratio at which the Kranzco Series B Preferred Shares are convertible into Kranzco Common Shares includes a premium over the market price of the Kranzco Common Shares (which is reduced over time) that has the effective result of the holders of UPI Common Stock receiving fewer Kranzco Common Shares per Kranzco Series B Preferred Share converted than would be received had the conversion ratio for the Kranzco Series B Preferred Shares not included such a premium;

          (ii) The fact that the holders of the UPI Common Stock would be restricted, subject to certain limited situations, from converting their Kranzco Series B-1 Preferred Shares or, if elected, their Kranzco Series B-2 Preferred Shares, to be received in the Merger into Kranzco Common Shares for a period of one year and three years, respectively, following the consummation of the Merger, that there is no established trading market for the Kranzco Series B Preferred Shares, and that, unless holders of UPI Common Stock elected to receive the Kranzco Series B-2 Preferred Shares in the Merger, they might be subject to a tax resulting from the first two decreases in the conversion price.

          (iii) The UPI Board considered that, because the ratio at which shares of UPI Common Stock will be converted into Kranzco Series B Preferred Shares in the Merger is fixed, a decline in the value of Kranzco Common Shares prior to the date of the consummation of the Merger would reduce the value of the consideration to be received by the holders of UPI Common Stock in the Merger.

          (iv) The loss of control by the UPI Board and management of UPI inherent in the Merger as well as the risk that the anticipated benefits of the Merger may not be realized as a result of changes in the real estate market in general or the inability of Kranzco to achieve the anticipated reductions in expenses; and

          (v) The possibility that UPI may be required, if the Merger Agreement is terminated under certain circumstances, to pay Kranzco a termination fee of $930,000 and to reimburse Kranzco for up to $570,000 of its out-of-pocket expenses incurred in connection with the Merger (such fees, in the aggregate, constitute approximately 2.3% of the transaction value of the Merger). See 'THE MERGER AGREEMENT AND CERTAIN ANCILLARY DOCUMENTS--Merger Agreement--Effect of Termination of the Merger Agreement.' The UPI Board recognized that the inclusion of such terms in the Merger Agreement would render it unlikely that a more attractive offer for the acquisition of UPI would be presented to UPI and its stockholders; however, the UPI Board believes that, based on its efforts to find a buyer for UPI, the Merger represents the best offer reasonably available to UPI and its stockholders. In addition, the UPI Board found

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
     reasonable the views of Societe Generale that a 2.3% termination fee was within the normal range of fees payable in comparable transactions.

     The UPI Board also was aware of the provisions of the Merger Agreement affording indemnification and directors' and officers' insurance to the directors and officers of UPI for actions and omissions of such persons occurring prior to the consummation of the Merger (see '--Interests of Certain Persons in the Merger'). These provisions were important to the UPI Board; however, such provisions did not affect the UPI Board's evaluation or recommendation of the Merger and the Merger Agreement, as such provisions are customary in agreements relating to business combinations similar to the Merger.

     In the view of the UPI Board, the negative factors described above were not sufficient, either individually or collectively, to outweigh the positive factors considered by the UPI Board in reaching its determination that the Merger was fair to and in the best interests of UPI and its stockholders.

OPINION OF SOCIETE GENERALE SECURITIES CORPORATION

     UPI engaged Societe Generale as its financial advisor in connection with the Merger. Societe Generale was selected by UPI based on Societe Generale's experience, expertise and familiarity with UPI and its business.

     In connection with Societe Generale's engagement, UPI requested that Societe Generale evaluate the fairness of the consideration to be received by the holders of UPI Common Stock who elect to receive the Kranzco Series B-1 Preferred Shares in the Merger from a financial point of view. On November 11, 1996, at a special meeting of the UPI Board held to consider the proposed Merger, Societe Generale rendered to the UPI Board an oral opinion (subsequently confirmed by delivery of a written opinion dated November 12, 1996) to the effect that, as of such date and subject to the various assumptions and considerations set forth in such opinion, the consideration to be received by the holders of UPI Common Stock who elect to receive the Kranzco Series B-1 Preferred Shares in the Merger was fair to such stockholders from a financial point of view. On December 18, 1996, Societe Generale delivered the Societe Generale Letter (defined below) to the UPI Board which stated that, subject to the assumptions and considerations set forth in such letter and after reviewing the amendment to the Merger Agreement, the Societe Generale Opinion (defined below) was still valid as of November 12, 1996.

     THE FULL TEXT OF SOCIETE GENERALE'S WRITTEN OPINION TO THE UPI BOARD DATED NOVEMBER 12, 1996, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED AS ANNEX B TO THIS PROXY STATEMENT/PROSPECTUS (THE 'SOCIETE GENERALE OPINION') AND IS INCORPORATED HEREIN BY REFERENCE. THE FULL TEXT OF SOCIETE GENERALE'S LETTER TO THE UPI BOARD DATED DECEMBER 18, 1996 RELATING TO THE SOCIETE GENERALE OPINION IS ATTACHED AS ANNEX B-1 TO THIS PROXY STATEMENT/PROSPECTUS (THE 'SOCIETE GENERALE LETTER') AND IS INCORPORATED HEREIN BY REFERENCE. STOCKHOLDERS OF UPI ARE URGED TO READ EACH OF THE SOCIETE GENERALE OPINION AND THE SOCIETE GENERALE LETTER CAREFULLY IN THEIR ENTIRETY. THE SOCIETE GENERALE OPINION IS DIRECTED ONLY TO THE FAIRNESS OF THE MERGER FROM A FINANCIAL POINT OF VIEW TO THE HOLDERS OF THE UPI COMMON STOCK WHO ELECT TO RECEIVE THE KRANZCO SERIES B-1 PREFERRED SHARES IN THE MERGER. THE SOCIETE GENERALE OPINION DOES NOT ADDRESS, AND SOCIETE GENERALE WILL NOT DELIVER AN OPINION WITH RESPECT TO, THE CONSIDERATION TO BE RECEIVED BY THE HOLDERS OF UPI COMMON STOCK WHO ELECT TO RECEIVE KRANZCO SERIES B-2 PREFERRED SHARES IN THE MERGER. HOLDERS OF UPI COMMON STOCK WHO ELECT TO RECEIVE KRANZCO SERIES B-2 PREFERRED SHARES IN THE MERGER ARE URGED TO CONSULT THEIR OWN FINANCIAL ADVISORS. THE SOCIETE GENERALE OPINION ALSO DOES NOT ADDRESS ANY OTHER ASPECT OF THE MERGER OR ANY RELATED TRANSACTION AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE SPECIAL MEETING. THE SUMMARIES OF EACH OF THE SOCIETE GENERALE OPINION AND THE SOCIETE GENERALE LETTER SET FORTH IN THIS PROXY STATEMENT/PROSPECTUS ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION AND LETTER, RESPECTIVELY.

     In arriving at its opinion, Societe Generale reviewed certain publicly available business and financial information relating to UPI and to Kranzco, as well as the Merger Agreement. Societe Generale also reviewed certain operating and financial information, including financial forecasts, provided to Societe Generale by UPI and Kranzco and met with management of UPI and Kranzco to discuss the operations, historical financial statements and future prospects of UPI and Kranzco, respectively. Societe Generale also considered certain publicly available financial and stock market data of UPI and Kranzco and compared that data with similar data for other publicly held companies in businesses similar to those of UPI and Kranzco and considered the financial

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
terms of certain other business combinations and other transactions recently effected. Societe Generale also considered such other information, financial studies and analyses and economic and market criteria that Societe Generale deemed relevant.

     In rendering its opinion, Societe Generale relied on the accuracy and completeness of all information supplied or otherwise made available to Societe Generale by UPI and Kranzco, and Societe Generale further relied on the assurances of management of UPI and Kranzco that they are unaware of any facts that would make the information provided to Societe Generale incomplete or misleading. In arriving at its opinion, Societe Generale did not independently verify such information or undertake an independent appraisal of the properties or other assets of UPI or Kranzco. With respect to financial forecasts furnished by UPI and Kranzco, Societe Generale assumed that they had been reasonably prepared and reflect the best currently available estimates and judgment of UPI's and Kranzco's respective management as to the expected future financial performance of UPI and Kranzco. Societe Generale's conclusions were necessarily based on the information available to them as of, and current market conditions in effect on, the date of its opinion. Although Societe Generale evaluated the consideration to be received by the holders of UPI Common Stock who elect to receive the Kranzco Series B-1 Preferred Shares in the Merger from a financial point of view, Societe Generale was not requested to, and did not, recommend such consideration to UPI, which was determined through arm's-length negotiations between UPI and Kranzco. No limitations were imposed by UPI on Societe Generale with respect to the investigations made or procedures followed by Societe Generale in rendering its opinion.

     In rendering its opinion to the UPI Board, Societe Generale performed a variety of financial and comparative analyses. The following is a summary of the material financial analyses conducted by Societe Generale in providing its opinion, but does not purport to be a complete description of the analyses performed by Societe Generale. In performing such analyses, Societe Generale noted that the aggregate Series B Liquidation Preference (as defined hereinafter) for all of the Kranzco Series B Preferred Shares to be issued in the Merger was above the range of implied equity values of UPI derived in Societe Generale's Discounted Cash Flow Analysis, Historical Stock Price Trading Analysis, Attaining REIT Status Analysis, Comparable Acquisitions Analysis and Liquidation Values Analysis described below. Societe Generale noted that there is currently no established market for the Kranzco Series B-1 Preferred Shares and, if such a market were to exist, the Kranzco Series B-1 Preferred Shares could trade at prices that may be higher or lower than the Series B Liquidation Preference for such shares depending on many factors, including prevailing interest rates, the price of Kranzco Common Shares, the market for similar securities and the volume of Kranzco Series B-1 Preferred Shares available for sale.

  Discounted Cash Flow Analysis

     Societe Generale performed discounted cash flow analyses of UPI based upon UPI management's projections of UPI's respective net cash flows (defined as operating income net of tax plus depreciation less change in working capital and capital expenditures) for the years 1997 through 2003, inclusive, using discount rates reflecting a weighted average cost of capital ranging from 12% to 14% and terminal value determined by applying capitalization rates to estimated year end 2003 net operating income ranging from 9.0% to 11.0%. This analysis and its underlying assumptions, yielded an implied range of values for UPI Common Stock of $3.96 to $5.54 per share and an implied equity value of UPI to be approximately $15.0 million to $21.0 million.

  Historical Stock Price Trading Analysis

     Societe Generale reviewed the history of trading prices and volume for UPI Common Stock and Kranzco Common Shares for the period from December 4, 1995 to November 5, 1996. The closing price of UPI Common Stock on November 5, 1996 was $0.94 per share with a high price of $2.25 per share since December 4, 1995, or an implied equity value of $3.6 million to $8.5 million.


     The average trading price of Kranzco Common Shares for the 36 month period ending November 5, 1996 was $18.13, with a high of $23.75 and a low of $14.13. On November 5, 1996, the closing price for Kranzco Common Shares was $15.25 per share, which, as of such date, would imply a 25.7% conversion premium with respect to the conversion price of the Kranzco Series B-1 Preferred Shares after the first anniversary of the issuance of the Kranzco Series B-1 Preferred Shares.

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
  Attaining REIT Status Analysis

     Societe Generale analyzed the scenario in which UPI would elect REIT status. Societe Generale determined the aggregate value of UPI assuming it became a REIT by applying the market values of comparable publicly traded REITs as of November 5, 1996, as multiples of the preceding 12 months net income, the preceding 12 months Funds From Operations (as defined by the new National Association of Real Estate Investment Trusts' definition, the 'FFO'), the book value as of June 30, 1996 and by calculating the total dividend paid by the prospective REIT and applying a range of dividend yields. The total dividend paid was calculated using a cash available for distribution ('CAD') ratio of 94.9% based on the mean CAD ratio of comparable public REITs.

     The ranges for each parameter were based on the average of selected comparable public REITs and the current Kranzco trading values for the respective parameters. The following comparable public REITs were included in the analysis: Agree Realty Corporation, Excel Realty Trust, Inc., JDN Realty Corporation, Kranzco Realty Trust, Malan Realty Investors, Mark Centers Trust, Mid-Atlantic Realty Trust, Regency Realty Corporation, Saul Centers Inc. and Western Investment Real Estate Trust.

     The range of dividend yields applied was 12.6% to 9.8%. The mean CAD ratio of the comparable public REITs listed in the previous paragraph was 94.9% which was applied to UPI's CAD to determine the appropriate dividend. The range of multiples for the other parameters included the following: net income was 18.4x to 22.7x, FFO was 8.8x to 10.3x and the book value was 1.2x to 1.6x. Based upon this analysis, Societe Generale derived equity reference ranges for UPI of $21.2 million to $26.4 million or $5.59 to $6.97 per share of UPI Common Stock.

     UPI and Societe Generale evaluated the potential for a successful offering of UPI Common Stock, which offering would have been necessary to allow UPI to elect REIT status and achieve size and leverage and coverage ratios consistent with comparable shopping center REITs. From the date of the UPI Spin-Off until the UPI Board approved the Merger on November 11, 1996, the Lehman Shopping Center REIT index underperformed the Lehman REIT Index, the Lehman Hotel REIT Index, and the Lehman Office REIT Index, demonstrating a weakness in the shopping center sector and a correspondingly unfavorable initial public offering environment, as reflected by the fact that no shopping center REIT initial public offerings were priced over that period.

  Comparable Acquisitions Analysis

     Using publicly available information, Societe Generale reviewed the purchase price and implied capitalization rates paid in eight shopping center transactions announced in 1995 and 1996 (the 'Comparable Transactions') which Societe Generale considered to be comparable to the present transaction. The Comparable Transactions consisted of (acquiror/target): Colonial Properties Trust/3 Shopping Centers, Simon Property Group/DeBartolo Realty Corporation, Security Capital U.S. Realty/Regency Realty Corp., Glimcher Realty Trust/22 Retail Shopping Centers, Weingarten Realty/Shopping Center--Arizona, Weingarten Realty/Shopping Center--Missouri, Weingarten Realty/Shopping Center--Texas and Kranzco Realty Trust/Southern Management Acquisition Properties. Societe Generale compared implied capitalization rates based on the latest 12 months net operating income divided by the purchase price. The mean and median range of capitalization rates for the Comparable Transactions were 10.5% to 10.3% respectively and were applied to UPI management's estimated 1996 net operating income for UPI. Based upon this analysis, Societe Generale derived equity reference ranges for UPI of $21.7 million to $22.5 million or $5.73 to $5.95 per share of UPI Common Stock.

  Liquidation Value Analysis

     Societe Generale also prepared an analysis in which UPI would sell all of its assets and liquidate. Societe Generale determined the value of the assets by dividing the UPI management's 1996 projected net operating income by capitalization rates from 9.5% to 10.5%. Mortgages payable, taxes on gain on sale, preferred stock outstanding and broker and transaction expenses were deducted from, and net working capital was added back to, such value. Based upon this analysis, Societe Generale derived equity reference ranges for UPI of $17.7 million to $21.5 million or $4.68 to $5.67 per share of UPI Common Stock.

     The following paragraphs describe Societe Generale's analysis of Kranzco:

  Comparable Trading Company Analysis

     Common Stock

     Societe Generale reviewed, analyzed and compared certain operating, financial and trading information including the range of dividend yields and market values as of November 5, 1996, of comparable publicly traded REITs as multiples of the preceding 12 months net income, the preceding 12 months FFO and the book value as of June 30, 1996. The following comparable public REITs were included in the analysis: Agree Realty Corporation, Excel Realty Trust, Inc., JDN Realty Corporation, Kranzco, Malan Realty Investors, Mark Centers Trust, Mid-Atlantic Realty Trust, Regency Realty Corporation, Saul Centers Inc. and Western Investment Real Estate Trust. The range of dividend yields applied was 12.6% to 9.8%. The range of multiples for the other parameters included the following: net income was 18.4x to 22.7x, FFO was 8.8x to 10.3x and the book value was 1.2x to 1.6x. Based upon this analysis, Societe Generale derived an average equity reference range for Kranzco of $158.4 million to $199.1 million or $15.35 to $19.28 per Kranzco Common Share.

     Preferred Stock


     Societe Generale analyzed the value of the Kranzco Series B-1 Preferred Shares based on the comparison of certain operating, financial and trading information of preferred stock issues offered by REIT companies. Societe Generale analyzed the comparative coverage ratios (earnings before interest and taxes ('EBIT') and earnings before interest, taxes, depreciation and amortization ('EBITDA') divided by interest expense plus preferred dividends, leverage ratios - (debt + preferred stock)/equity, equity market capitalization, credit ratings, yield, conversion premium (as relevant) and property type. Preferred securities of the following companies and REITs (the 'Preferred Securities Group') were analyzed: Kimco Realty Series A, B and C, Public Storage Series A, B, C, D, E, and F, Security Capital Pacific Series A and B, United Dominion Realty Series A, Merry Land & Investment Series A and C, Security Capital Industrial Series A, Equity Residential Prop., Wellsford Residential Prop. Series A and B, Associated Estates Realty, National Health Investors, Oasis Residential Inc. Series A, Tanger Factory Outlet Ctrs. Series A, Capstead Mortgage Series A and B, First Washington Realty Series A, One Liberty Properties, One Liberty Properties Series A, First Union Real Estate Investments Series A, Kranzco Realty Trust Series A. The average yield for the Preferred Securities Group is 8.4%, the average conversion premium at issue is 13.2% and the average ratio of EBITDA/Interest and Preferred is 3.1x.

     Societe Generale also analyzed a subset of the Preferred Securities Group (the 'Selected Preferred Securities Group') which securities and REITS and/or companies most closely resembled the Kranzco Series B-1 Preferred Shares and compared the Kranzco Series B-1 Preferred Shares pro forma for the Merger against the Selected Preferred Securities Group on four criteria including yield, EBITDA coverage, leverage ratio and size as measured by equity market capitalization. The Selected Preferred Securities Group consisted of Associated Estates Realty, One Liberty Properties, First Washington Realty Series A, Wellsford Residential Prop. Series B, Equity Residential Prop., United Dominion Realty Series A and First Union Real Estate Investments Series A. The Kranzco Series B-1 Preferred Shares ranked first based on yield, sixth based on EBITDA, sixth based on leverage ratio and fifth based on size as measured by equity market capitalization. Societe Generale also examined the daily trading volume of the Selected Preferred Securities Group over the last twelve months and noted that all but one had trading volumes of zero on some days and two had median trading volumes of zero.

  Pro Forma Merger Analysis

     Societe Generale performed an analysis of the effect of the Merger on Kranzco's FFO, provided by Kranzco's management, for the projected years ended December 31, 1997 through December 31, 2000, which assumed that the Merger had been consummated on January 1, 1997. Societe Generale combined the projected operating results of UPI and Kranzco and estimated cost savings, based on internal estimates provided by each company's management, to arrive at the Kranzco pro forma projected FFO and FFO payout ratio. Pro forma for the Merger, the Kranzco FFO payout ratio is estimated to decrease.

  General


     No company or REIT used in the REIT status analysis and comparable trading company analysis nor transaction used in the comparable acquisitions analysis summarized above is identical to UPI, Kranzco or the Merger, respectively. Accordingly, Societe Generale believed it was inappropriate to, and therefore did not, rely solely on the quantitative results of such analyses but, also made complex qualitative considerations and judgments concerning differences in the potential financial and operating characteristics of the comparable companies and other factors in relation to the trading and acquisition values of the comparable companies or REITs and publicly announced transactions. The estimates contained in such analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

     The preparation of a fairness opinion is a complex analytic process and is not necessarily susceptible to a partial analysis or summary description. Societe Generale made qualitative judgments as to the significance and relevance of each analysis and factor considered as a whole and believes that selecting portions of its analyses and factors, without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying such analyses and its opinion. In its analyses, Societe Generale made numerous assumptions with respect to UPI and Kranzco, industry performance, regulatory, general business, economic, market and financial considerations and other matters, many of which are beyond the control of UPI and Kranzco.

     Societe Generale's opinion and financial analyses were only one of many factors considered by the UPI Board in its evaluation of the Merger and should not be viewed as determinative of the views of the UPI Board or management with respect to the consideration to be received by the holders of UPI Common Stock who elect to receive the Kranzco Series B-1 Preferred Shares in the Merger.

     Societe Generale is an internationally recognized investment banking firm and is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, competitive biddings, private placements, public financings and valuations for corporate, estate and other purposes.

     Pursuant to the Societe Generale Agreement, Societe Generale will be paid a fee of $1,137,500 with respect to the Merger subject to the consummation of the Merger. UPI believes that Societe Generale's fee with respect to the Merger is typical of the manner in which financial advisors are generally compensated in corporate merger and acquisition transactions and also believes that the fee structure should not have precluded, and in fact did not preclude, Societe Generale from rendering independent and objective advice.

     UPI also has agreed to reimburse Societe Generale for its reasonable expenses (although any such expenses in excess of $23,000 shall be credited against Societe Generale's success fee) and to indemnify Societe Generale and its affiliates against certain liabilities and expenses, including liabilities under federal securities laws.


     Societe Generale has in the past performed certain investment banking services for UPI and Milestone and has received customary fees for such services. In the ordinary course of business Societe Generale may actively trade the debt and equity securities of UPI, Milestone or Kranzco for its own account or the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     In considering the recommendation of the UPI Board with respect to the Merger Agreement and the Merger, UPI stockholders should be aware that certain members of the management of UPI and the UPI Board have certain interests in the Merger that are in addition to the interests of stockholders of UPI generally.

  Interests of Certain Persons in Matters to be Acted Upon

     Under the terms of the Merger Agreement, all of the outstanding shares of UPI Preferred Stock will, if and when the Merger is consummated, be converted into the right to receive Kranzco Series C Preferred Shares. All of the UPI Preferred Stock is owned by Milestone, and both the management services agreement and the property management agreement that UPI has entered into with Milestone and a subsidiary of Milestone, respectively, will, pursuant to the terms of the Merger Agreement, be terminated if the Merger is consummated. See 'THE COMPANIES--Business of UPI--Description of Business' for a description of the management agreements. Additionally, Kranzco has agreed to indemnify Milestone following the Merger for certain of Milestone's obligations related to UPI. In considering the Merger, UPI's stockholders should be aware that (i) Leonard Mandor, Robert Mandor and Joseph Otto are directors and executive officers of both UPI and Milestone, (ii) Joan LeVine is an executive officer of both UPI and Milestone and was a director of both UPI and Milestone when the UPI Board approved the Merger Agreement and when it authorized the Merger and the other transactions contemplated by the Merger Agreement, (iii) all of the other executive officers of UPI are also executive officers of Milestone, and (iv) the directors and executive officers of UPI beneficially own, in the aggregate, approximately 78% of the outstanding UPI Common Stock and approximately 78% of Milestone's outstanding common stock. The terms of the Merger Agreement were the result of arms-length negotiations, and UPI believes that the terms of the Merger Agreement and the consideration to be received in the Merger were negotiated in good faith and are fair to and in the best interests of UPI's stockholders.

  Indemnification; Directors' and Officers' Liability Insurance

     Pursuant to the Merger Agreement, and subject to the consummation of the Merger, Kranzco has agreed to indemnify the officers and directors of UPI, with respect to actions taken in their capacity as officers and/or directors of UPI prior to or at the consummation of the Merger, as provided in the UPI Certificate of Incorporation and the UPI Bylaws (including, without limitation, in connection with the Merger and the other transactions contemplated by the Merger Agreement) for a period of seven years following the consummation of the

Merger. In addition, Kranzco has agreed that, if UPI is unable to obtain an extension of its directors' and officers' liability insurance policy (the 'UPI D&O Insurance Liability Tail'), Kranzco will, through the first anniversary of the Merger, indemnify the directors and officers of UPI covered by UPI's existing directors' and officers' liability insurance policy on the same or similar terms and conditions in effect under UPI's existing policy and the same dollar limitations in effect under Kranzco's current directors' and officers' liability policy.

  Registration Rights Agreement

     As a result of the Merger, all Kranzco Series B-1 Preferred Shares received by holders of UPI Common Stock in the Merger will be freely transferable except that Kranzco Series B Preferred Shares received by persons who are deemed 'affiliates' (as such term is defined under the Securities Act) of UPI prior to the Merger may be resold by them only in transactions permitted by the resale provisions of Rule 145 under the Securities Act, or as otherwise permitted under the Securities Act. See '--Resale Restrictions.' Under the terms of the Merger Agreement, Kranzco has agreed upon consummation of the Merger to enter into a registration rights agreement with Robert A. Mandor, Leonard S. Mandor, Concord Milestone Partners, L.P., Concord Associates, Concord Income Realty VI, L.P., Castle Plaza, Inc., Mill Neck Associates, Mountain View Mall, Inc., Joan LeVine, Joseph Otto and Harvey Shore (the 'Holders') (the 'Registration Rights Agreement').

     Pursuant to the terms of the Registration Rights Agreement, Kranzco will grant to the Holders the right to, following the third anniversary of the consummation of the Merger, exercise (i) two 'demand' registrations under which they may require Kranzco to register their Kranzco Series B Preferred Shares and/or their Kranzco Common Shares for resale and (ii) an unlimited number of 'piggyback' registrations, subject to certain restrictions, under which they may register their Kranzco Series B Preferred Shares and/or their Kranzco Common Shares for resale under a registration statement filed by Kranzco. See 'THE MERGER AGREEMENT AND CERTAIN ANCILLARY DOCUMENTS--Registration Rights Agreement.'

APPRAISAL RIGHTS

     The following is a brief summary of Section 262 of the DGCL, which sets forth the procedures for dissenting from the Merger and demanding statutory appraisal rights, if such rights are available. This summary does not purport to be a complete statement of the provisions of the DGCL relating to the rights of UPI stockholders to an appraisal of the value of their shares, and is qualified in its entirety by reference to Section 262, the full text of which is attached as Annex C to this Proxy Statement/Prospectus. Failure to follow these procedures exactly could result in the loss of appraisal rights.

     If the Merger is consummated, dissenting holders of UPI Common Stock who follow the procedures and satisfy all of the conditions specified in Section 262 of the DGCL are entitled to have their shares of UPI Common Stock appraised by the Delaware Court and to receive the 'fair value' of such shares ('UPI

Dissenting Shares') in cash as determined by the Delaware Court in lieu of the consideration that such stockholders would otherwise be entitled to receive pursuant to the Merger Agreement. This Proxy Statement/Prospectus constitutes notice to holders of UPI Common Stock concerning the availability of appraisal rights under Section 262.

     Under Section 262, a holder of record of UPI Common Stock wishing to assert appraisal rights must hold his shares of UPI Common Stock on the date of the making of a demand for appraisal rights with respect to such shares and must continuously hold such shares through the date of the consummation of the Merger. A holder of UPI Common Stock who desires to exercise his appraisal rights also (i) must not vote for the adoption and approval of the Merger Agreement and the authorization of the Merger and the other transactions contemplated thereby, and (ii) must, prior to the taking of the vote at the Special Meeting, file with UPI a written demand for appraisal of his shares. Such demand for appraisal must be executed by or for the UPI stockholder of record, fully and correctly, as such stockholder's name appears on the share certificate. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, this demand must be executed by or for the fiduciary. If the shares are owned by or for more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he is acting as agent for the record owner. A person having a beneficial interest in UPI Common Stock held of record in the name of another person must act promptly to cause the record holder to follow the steps summarized below and in a timely manner to perfect whatever appraisal rights the beneficial owners may have.

     A record owner who holds UPI Common Stock as a nominee for others may exercise his right of appraisal with respect to the shares for all or less than all of the beneficial owners of shares as to which he is the record owner. In such case, the written demand must set forth the number of shares covered by such demand. Where the number of shares is not expressly mentioned, the demand will be presumed to cover all shares outstanding in the name of such record owner.

     A holder of UPI Common Stock who elects to exercise appraisal rights should mail or deliver his written demand to UPI at its address at 5200 Town Center Circle, Boca Raton, Florida 33486, Attention: Secretary. The written demand for appraisal should specify the stockholder's name and mailing address, and that the stockholder is thereby demanding appraisal of his or her UPI Common Stock. Within 10 days after the Merger, UPI must provide notice of the Merger to all of the holders of UPI Common Stock who complied with Section 262 and who did not vote for approval of the Merger and the Merger Agreement. Such holders of UPI Common Stock who complied with Section 262 and who did not vote for approval of the Merger and the Merger Agreement should not return their UPI Certificates with the letter of transmittal to be sent to them by Kranzco after the Merger.

     Within 120 days after the Merger (but not thereafter), either UPI or any holder of UPI Common Stock who has complied with the required conditions of
Section 262 may file a petition in the Delaware Court demanding a determination of the fair value of the UPI Dissenting Shares. UPI has no present intention to file such a petition if demand for appraisal is made. At any time within 60 days after the Merger, any holder of UPI Common Stock will have the right to withdraw his demand for appraisal and to accept the terms offered in the Merger Agreement. After this period, a holder of UPI Common Stock may withdraw his demand for appraisal and receive payment for his shares as provided in the Merger Agreement only with the consent of UPI. If no petition for appraisal is filed with the Delaware Court within 120 days after the Merger, stockholders' rights to appraisal (if available) will cease. Inasmuch as UPI has no obligation to file such a petition, any UPI stockholder who desires a petition to be filed is advised to file it on a timely basis. No petition timely filed in the Delaware Court demanding appraisal may be dismissed as to any holder of UPI Common Stock without the approval of the Delaware Court, which approval may be conditioned upon such terms as the Delaware Court deems just.

     Within 120 days after the Merger, any holder of UPI Common Stock who has satisfied the requirements of Section 262 may deliver to UPI a written demand for a statement listing the aggregate number of shares not voted in favor of the Merger and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. UPI shall mail such written statement to such stockholder within 10 days after his written request for such a statement is received by UPI or within 10 days after the Special Meeting, whichever is later.

     Upon the filing of any petition by a UPI stockholder in accordance with
Section 262, service of a copy must be made upon UPI, which must, within 20 days after service, file in the office of the Register in Chancery in which the petition was filed, a duly verified list containing the names and addresses of all UPI stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by UPI. If a petition is filed by UPI, the petition must be accompanied by the verified list. The Register in Chancery, if so ordered by the Delaware Court, will give notice of the time and place fixed for the hearing of such petition by registered or certified mail to UPI and to the UPI stockholders shown on the list at the addresses therein stated, and notice will also be given by publishing a notice at least one week before the day of the hearing in a newspaper of general circulation published in the City of Wilmington, Delaware, or such publication as the Delaware Court deems advisable. The forms of the notices given by mail and by publication must be approved by the Delaware Court, and the costs thereof shall be borne by UPI.

     If a petition for an appraisal is filed in a timely fashion, after a hearing on the petition, the Delaware Court will determine which UPI stockholders are entitled to appraisal rights and will appraise the shares owned by these stockholders, determining the fair value of such shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest to be paid, if any, upon the amount determined to be the fair value. In determining fair value, the Delaware Court is to take into account all relevant factors.

     UPI stockholders considering seeking appraisal of their shares should note that the fair value of their shares determined under Section 262 could be more,

the same or less than the consideration they would receive pursuant to the Merger Agreement if they did not seek appraisal of their shares. The costs of the appraisal proceeding may be determined by the Delaware Court and taxed against the parties as the Delaware Court deems equitable under the circumstances. Upon application of a dissenting stockholder, the Delaware Court may order that all or a portion of the expenses incurred by a dissenting stockholder in connection with the appraisal proceeding, including reasonable attorneys' fees and the fees and expenses of experts, be charged pro rata against the value of all shares entitled to appraisal. In the absence of a determination or assessment, each party bears his own expenses.

     Any UPI stockholder who has duly demanded appraisal in compliance with
Section 262 will not, after the Merger, be entitled to vote for any purpose the shares subject to the demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to UPI stockholders of record at a date prior to the Merger.

     The Merger Agreement provides that if, after the Special Meeting, there are Dissenting Shares in excess of 7.5% of the outstanding UPI Common Stock, Kranzco may terminate the Merger Agreement.

ACCOUNTING TREATMENT

     The Merger will be accounted for under the purchase method of accounting for financial reporting purposes. Purchase accounting for a combination is similar to the accounting treatment used in the acquisition of any asset group. The fair market value of the consideration (i.e., cash, stock) given by the acquiring firm will be used as the valuation basis of the combination. The assets and liabilities of the acquired firm are revalued to their respective fair market values at the combination date. The financial statements of the acquiring company reflect the combined operations from the date of combination. Representatives of Deloitte & Touche LLP, UPI's independent public accountants, will be present at the Special Meeting, will have an opportunity to make a statement if they so desire to do so and will be available to respond to appropriate questions from UPI stockholders.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

  General

     The following is a discussion of certain U.S. federal income tax matters that are generally applicable to Kranzco, Newco, UPI, and holders of UPI Common Stock. This discussion is based on currently existing provisions of the Code, existing regulations thereunder (including final, temporary or proposed), and current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences described herein.

     The following discussion is intended only as a summary of certain principal U.S. federal income tax consequences and does not purport to be a complete analysis or listing of all of the potential tax effects relevant to a decision on whether to vote in favor of approval and adoption of the Merger Agreement and the Merger. In particular, this discussion does not deal with all U.S. federal income tax considerations that may be relevant to particular UPI stockholders in light of their particular circumstances, such as stockholders who are dealers in securities, who are financial institutions, insurance companies or tax-exempt organizations, who are subject to the alternative minimum tax provisions of the Code, who are foreign persons, or who acquired their shares in connection with stock warrants, stock option or stock purchase plans, or in other compensatory transactions. Also, this discussion is limited to UPI stockholders who hold their UPI Common Stock and will hold the Kranzco Series B Preferred Shares to be issued in the Merger as 'capital assets' (generally, property held for investment), within the meaning of Section 1221 of the Code. In addition, the following discussion does not address income tax consequences under foreign, state or local tax laws or any U.S. federal, state, local or foreign estate or gift tax considerations.

     ACCORDINGLY, UPI STOCKHOLDERS AND OTHERS AFFECTED BY THE MERGER ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES THEREOF, INCLUDING U.S. FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES APPLICABLE TO THEM.

  Tax Consequences of the Merger

     The Merger has been structured with the intent that it be tax free to Kranzco, UPI and their respective stockholders for U.S. federal income tax purposes. As a condition to UPI's and Kranzco's obligations to consummate the Merger (which condition may be waived), UPI and Kranzco are required to receive opinions from Rosenman & Colin LLP, counsel to UPI, and Robinson Silverman Pearce Aronsohn & Berman LLP, counsel to Kranzco, that the Merger, if consummated on the terms described in this Proxy Statement/Prospectus, will constitute a reorganization under Section 368(a)(1)(A) of the Code (a 'Reorganization'), and that Kranzco, Newco and UPI will each be a party to the Reorganization within the meaning of Section 368(b) of the Code. The tax opinions referenced above shall be collectively referred to herein as the 'Tax Opinion.' The Tax Opinion will be based on and will be subject to certain assumptions and limitations as well as representations received from Kranzco, Newco and UPI, discussed below. An opinion of counsel only represents counsel's best legal judgment, and has no binding effect or official status of any kind, and no assurance can be given that contrary positions may not be taken by the Internal Revenue Service (the 'IRS') or a court considering the issues. Neither UPI nor Kranzco has requested or will request a ruling from the IRS with regard to any of the U.S. federal income tax consequences of the Merger.

  Tax Consequences Generally Applicable to Kranzco, Newco, UPI, and UPI Stockholders

     Subject to the limitations, qualifications and assumptions referred to herein, tax counsel to Kranzco and tax counsel to UPI are of the opinion that the following U.S. federal income tax consequences will result from the Merger:

      (i) The Merger will constitute a Reorganization if carried out in the manner set forth in the Merger Agreement, and the agreements referred to therein. In such event, no gain or loss will be recognized by holders of UPI

Common Stock upon exchange of such shares solely for Kranzco Series B Preferred Shares in the Merger, except for cash received in lieu of a fractional share of Kranzco Series B Preferred Shares. Cash payments received by holders of UPI Common Stock in lieu of a fractional share of Kranzco Series B Preferred Shares would be treated as if such fractional share had been issued in the Merger and then redeemed by Kranzco. A holder of UPI Dissenting Shares receiving cash from Kranzco generally would be treated as if such stockholder had sold its UPI Common Stock to Kranzco for cash. A UPI stockholder receiving such cash in lieu of a fractional share or as a holder of UPI Dissenting Shares generally will recognize capital gain or loss, upon such payment, measured by the difference (if any) between the amount of cash received and the stockholder's adjusted tax basis in such fractional share or its UPI Common Stock, as the case may be. Such capital gain or loss generally would be long-term if such stockholder held its UPI Common Stock for more than one year at the time of the Merger;

      (ii) The aggregate tax basis of the whole shares of Kranzco Series B Preferred Shares received by UPI stockholders in the Merger will be the same as the aggregate tax basis of the UPI Common Stock surrendered in exchange therefor, reduced by the basis allocable to fractional shares;

      (iii) The holding period of the Kranzco Series B Preferred Shares received by each UPI stockholder in the Merger will include the period for which the UPI Common Stock surrendered in exchange therefor were considered to be held, provided that the UPI Common Stock so surrendered is held as a capital asset at the time of the Merger; and

      (iv) No gain or loss will be recognized by Kranzco, Newco or UPI in connection with the Merger.

  Limitations on Opinion and Discussion

     The discussion of certain U.S. federal income tax consequences presented above and the Tax Opinion to be delivered by Kranzco's and UPI's respective tax counsels will be subject to certain assumptions and will be based on the accuracy of the representations in the Merger Agreement, exhibits thereto, and the agreements and documents referred to therein. Among the principal assumptions upon which the above tax discussion and Tax Opinion will be based include (i) that the Merger will be consummated pursuant to the Merger Agreement, (ii) that Newco will continue the historic business of UPI as a wholly-owned subsidiary of Kranzco, (iii) that more than fifty percent (50%) of the total consideration received by UPI stockholders in the Merger in exchange for their UPI Common Stock will consist of Kranzco Series B Preferred Shares, and (iv) that all the significant historic stockholders of UPI have not disposed of UPI Common Stock in contemplation of the Merger and do not have any plan or intention, existing at or prior to the time of the Merger, to dispose of the Kranzco Series B Preferred Shares to be received in the Merger such that the continuity of interest requirement set forth in Treasury Regulation Section 1.368-1 would not be satisfied.

     A successful IRS challenge to the status of the Merger as a Reorganization would result in UPI being treated as if it had sold all of its assets (subject to liabilities) to Kranzco in a taxable transaction and in UPI stockholders (other than holders of UPI Dissenting Shares) being treated as if they had exchanged their UPI Common Stock for Kranzco Series B Preferred Shares (plus any cash received for fractional shares) in a taxable transaction. Also, even if the Merger qualifies as a Reorganization, taxable gain may have to be recognized to the extent that a UPI stockholder (other than a holder of UPI Dissenting Shares) were treated as receiving (directly or indirectly) consideration other than Kranzco Series B Preferred Shares in exchange for UPI Common Stock in the Merger. A holder of UPI Dissenting Shares will be treated as described above.

  Tax Consequences to Holders of Kranzco Series B Preferred Shares

     To the extent of Kranzco's earnings and profits allocable thereto, distributions of cash or other property received by holders of the Kranzco Series B Preferred Shares generally will be taxable in the same manner (discussed below) as a taxable distribution to holders of Kranzco Common Shares. Under current IRS rulings, the rules for allocating the current earnings and profits of Kranzco for the taxable year among actual distributions and constructive distributions, discussed below, that arise from a decrease in the conversion price of the Kranzco Series B Preferred Shares are complex and not entirely clear. However, in the absence of further clarification,

Kranzco intends to allocate the current earnings and profits of Kranzco (i) first to actual distributions made with respect to the Kranzco Series B Preferred Shares (and any other preferred shares of Kranzco) and (ii) any remaining balance of such earnings and profits then will be allocated on a pro rata basis to distributions made to the holders of Kranzco Common Shares and constructive distributions, discussed below, that arise from a decrease in the conversion price of the Kranzco Series B Preferred Shares. Distributions with respect to Kranzco Series B Preferred Shares in excess of the earnings and profits allocable thereto generally will have the same tax consequences (discussed below) as such excess distributions with respect to Kranzco Common Shares. See '-- Tax Consequences to Holders of Kranzco Common Shares,' below.

     Upon a sale or other taxable disposition of its Kranzco Series B Preferred Shares (including a sale to Kranzco), a holder generally will recognize gain or loss measured by the difference (if any) between the holder's amount realized on such disposition and its adjusted tax basis in the Kranzco Series B Preferred Shares. Such gain or loss generally will be treated as capital gain or loss and will be long-term capital gain or loss if the Kranzco Series B Preferred Shares disposed of were held for more than one year.

     The conversion of the Kranzco Series B Preferred Shares into Kranzco Common Shares generally will not be a taxable event. A holder's tax basis in the Kranzco Common Shares received on such conversion generally will be equal to the holder's adjusted tax basis in its Kranzco Series B Preferred Shares at the time of conversion (exclusive of any tax basis allocable to a fractional share), and the holding period for the Kranzco Common Shares received on conversion generally will include the holding period of the Kranzco Series B Preferred Shares so converted. Following conversion of the Kranzco Series B Preferred Shares into Kranzco Common Shares, a holder generally will be treated in the same manner as any other holder of Kranzco Common Shares. See '--Tax Consequences to Holders of Kranzco Common Shares.' A conversion of Kranzco Series B-2 Preferred Shares into Kranzco Series B-1 Preferred Shares pursuant to the terms thereof will likewise be a non-taxable event, with tax consequences similar to those described in this paragraph for a conversion of Kranzco Series B Preferred Shares into Kranzco Common Shares.

     Under current rulings of the IRS, any cash received in lieu of a fractional Kranzco Common Share upon conversion of Kranzco Series B Preferred Shares should be treated as a payment in exchange for the fractional interest in such Kranzco Common Share. Accordingly, the receipt of cash in lieu of a fractional Kranzco Common Share at the time of conversion generally should result in capital gain or loss measured by the difference (if any) between the cash received for the fractional share interest and the holder's tax basis in such interest. Such capital gain or loss generally would be long-term if the holder were deemed to hold such fractional share interest for more than one year at the time of such conversion.

     After the time when the Kranzco Series B Preferred Shares first become convertible (which, subject to the occurrence of a Special Conversion Event, will occur after the first anniversary of the date of the consummation of the Merger in the case of the Kranzco Series B-1 Preferred Shares and after the third anniversary of the date of the consummation of the Merger in the case of the Kranzco Series B-2 Preferred Shares), the scheduled subsequent decreases in the conversion price of the Kranzco Series B Preferred Shares pursuant to the terms thereof, other than under certain anti-dilution provisions, would likely be deemed to be the payment by Kranzco of a constructive distribution to the holders of the Kranzco Series B Preferred Shares (other than those holders who convert their Kranzco Series B Preferred Shares prior to the date of any such decrease in conversion price), even though such holders would not receive any actual cash distributions from Kranzco on account of such constructive distributions. The amount of any such constructive distribution would be the fair market value of the additional Kranzco Common Shares (or fraction thereof) that could be obtained by a holder of Kranzco Series B Preferred Shares upon a conversion immediately after such conversion price adjustment. To the extent of Kranzco's earnings and profits allocable thereto (as described more fully above), such constructive distribution would be taxed in the same manner (discussed below) as a taxable distribution to holders of Kranzco Common Shares. The portion (if any) of such constructive distribution that exceeds Kranzco's earnings and profits allocable thereto generally would not be taxable, but would reduce a holder's adjusted tax basis in its Kranzco Series B Preferred Shares. A holder's adjusted tax basis in its Kranzco Series B Preferred Shares then would be increased by the full amount of any such constructive distribution for the purpose of calculating the taxable gain or loss upon a subsequent sale of the holder's Kranzco Series B Preferred Shares.

     Noncorporate holders of Kranzco Series B Preferred Shares may be subject to backup withholding and information reporting to the same extent as noncorporate holders of Kranzco Common Shares. See '--Tax Consequences to Holders of Kranzco Common Shares,' below.

  Tax Consequences to Holders of Kranzco Common Shares

     General


     So long as Kranzco qualifies for taxation as a REIT, distributions with respect to the Kranzco Common Shares made out of current or accumulated earnings and profits allocable thereto (and not designated as capital gain dividends) will be, in the absence of further clarification, includible by the shareholders as ordinary income for U.S. federal income tax purposes. As discussed above, Kranzco intends to allocate its current earnings and profits first to actual distributions with respect to Kranzco Series A Preferred Shares, Kranzco Series B Preferred Shares and Kranzco Series C Preferred Shares, pari passu, and any remaining balance of such earnings and profits then will be allocated on a pro rata basis to distributions with respect to Common Shares and any constructive distributions, discussed above, that arise from a decrease in the conversion price of the Kranzco Series B Preferred Shares. None of these distributions will be eligible for the dividends received deduction for corporate shareholders. Distributions that are designated as capital gain dividends will be taxed as long-term capital gains (to the extent they do not exceed Kranzco's actual net capital gain for the taxable year) without regard to the period for which the shareholder has held his shares. Corporate shareholders, however, may be required to treat up to 20% of certain capital gain dividends as ordinary income.

     Distributions with respect to Kranzco Common Shares in excess of current or accumulated earnings and profits will not be taxable to a shareholder to the extent that they do not exceed the adjusted basis of the shareholder's shares of Kranzco Common Shares. Shareholders will be required to reduce the tax basis of their Kranzco Common Shares by the amount of such excess distributions until such basis has been reduced to zero, after which such distributions will be taxable as capital gain (assuming such shares are held as a capital asset). The tax basis as so reduced will be used in computing the capital gain or loss, if any, realized upon a subsequent sale of the Kranzco Common Shares. Any loss upon a sale or exchange of the Kranzco Common Shares by a shareholder who held such Kranzco Common Shares for six months or less (after applying certain holding period rules) will generally be treated as a long-term capital loss to the extent such shareholder previously received capital gain distributions with respect to such Kranzco Common Shares.

     In general, net capital gains of noncorporate shareholders are taxed at a maximum rate of 28%, while short-term capital gains and ordinary income are taxed at a maximum rate of 39.6%. In general, net capital gains, short-term capital gains and ordinary income of corporate shareholders are taxed at a maximum rate of 34% (35% for taxable income in excess of $10 million).

     Shareholders may not include in their individual U.S. federal income tax returns any net operating losses or capital losses of Kranzco. In addition, any distribution declared by Kranzco in October, November or December of any year payable to a shareholder of record on a specified date in any such month shall be treated as both paid by Kranzco and received by the shareholder on December 31 of such year, provided that the distribution is actually paid by Kranzco no later than January 31 of the following year. Kranzco may be required to withhold a portion of capital gain distributions to any shareholders who fail to certify their non-foreign status to Kranzco.

     Upon the sale or other taxable disposition of Kranzco Common Shares (including a sale to Kranzco), a holder will recognize capital gain or loss equal to the difference, if any, between the amount realized on such disposition and the holder's adjusted tax basis in such shares. Any capital gain or loss recognized will generally be treated as long-term capital gain or loss if the holder held such shares for more than one year.

     Backup Withholding and Information Reporting

     A noncorporate holder of Kranzco Common Shares who is not otherwise exempt from backup withholding may be subject to backup withholding at the rate of 31% with respect to distributions paid on, or the proceeds of a sale, exchange or redemption of, such Kranzco Common Shares. Generally, backup withholding applies only when the taxpayer (i) fails to furnish or certify his correct taxpayer identification number to the payor in the manner requested, (ii) is notified by the IRS that he has failed to report payments of interest or dividends properly, or (iii) under certain circumstances, fails to certify that he has not been notified by the IRS that he is subject to backup withholding for failure to report interest or dividend payments. Any amounts withheld under the backup withholding rules from a payment to a holder will be allowed as a credit against the holder's U.S. federal income tax liability or as a refund, provided that the required information is furnished to the IRS. Holders should consult their own tax advisors regarding their qualification for exemption from backup withholding and the procedure for obtaining any applicable exemption.

     Federal Income Taxation of Kranzco

     General

     Kranzco elected to be taxed as a REIT under Sections 856 through 860 of the Code, commencing with its taxable year ended December 31, 1992. Kranzco believes that, commencing with its taxable year ended December 31, 1992, it was organized and operated in such a manner as to qualify for taxation as a REIT under the Code, and Kranzco intends to continue to operate in such a manner, but no assurance can be given that it will operate in a manner so as to qualify or remain qualified.

     As a REIT, Kranzco generally will not be subject to U.S. federal corporate taxation on its net income to the extent currently distributed to its shareholders. This substantially eliminates the 'double taxation' (at both the corporate and stockholder levels) that typically results from the use of corporate investment vehicles. For U.S. federal income tax purposes a qualified REIT subsidiary of Kranzco, such as Newco, is not treated as a separate corporation and all assets, liabilities and items of income, deduction and credit of the qualified REIT subsidiary are treated as the assets, liabilities and items of income, deduction and credit of Kranzco.

     Kranzco is subject to U.S. federal income tax, however, as follows: first, Kranzco will be taxed at regular corporate rates on its undistributed REIT taxable income, including undistributed net capital gains. Second, under certain circumstances, Kranzco may be subject to the 'alternative minimum tax' to the extent that tax exceeds its regular tax. Third, if Kranzco has net income from the sale or other disposition of 'foreclosure property' that is held primarily for sale to customers in the ordinary course of business or other nonqualifying income from foreclosure property, it will be subject to tax at the highest corporate rate on such income. Fourth, any net income that Kranzco has from prohibited transactions (which are, in general, certain sales or other dispositions of property other than foreclosure property held primarily for sale to customers in the ordinary course of business) will be subject to a 100% tax. Fifth, if Kranzco should fail to satisfy either the 75% or 95% gross income tests (as discussed below), and has nonetheless maintained its qualification as a REIT because certain other requirements have been met, it will be subject to a 100% tax on an amount equal to (a) the gross income attributable to the greater of the amount by which Kranzco fails the 75% or 95% test, multiplied by (b) a fraction intended to reflect Kranzco's profitability. Sixth, if Kranzco fails to distribute during each year at least the sum of (i) 85% of its REIT ordinary income for such year, (ii) 95% of its REIT capital gain net income for such year, and (iii) any undistributed taxable income from preceding periods, Kranzco will be subject to a 4% excise tax on the excess of such required distribution over the amounts actually distributed. Seventh, if an election is made pursuant to IRS Notice 88-19 and if during the 10-year period commencing on the first day of the first taxable year that Kranzco qualified as a REIT, Kranzco recognizes a gain from the disposition of an asset held by Kranzco at the beginning of such period, or if during the 10-year period commencing on the day on which an asset acquired by Kranzco from a C corporation in a transaction in which Kranzco inherits the tax basis of the asset from the C corporation, Kranzco recognizes a gain from the disposition of such asset, then Kranzco will be subject to tax at the highest regular corporate rate on the excess, if any, of the fair market value over the adjusted basis of any such asset as of the beginning of the relevant period (the 'Built-In-Gain Tax'). Kranzco intends to make the election under IRS Notice 88-19 and the Built-In Gain Tax rules will apply to any such gain recognized during the 10-year period commencing on the date of the Merger from a sale or other taxable disposition of any of the UPI Properties acquired by Newco in the Merger.

     Requirements for Qualification

     A REIT is defined in the Code as a corporation, trust or association: (1) which is managed by one or more trustees or directors; (2) the beneficial ownership of which is evidenced by transferable shares or by transferable certificates of beneficial interest; (3) which would be taxable as a domestic corporation, but for Sections 856 through 860 of the Code; (4) which is neither a financial institution nor an insurance company subject to certain provisions of the Code; (5) the beneficial ownership of which is held by 100 or more persons; (6) not more than 50% in value of the outstanding shock of which is owned during the last half of each taxable year, directly or indirectly, by or for five or fewer individuals (as defined in the Code to include certain entities) (the 'Five or Fewer Requirement'); and (7) which meets certain income and asset tests described below. Conditions (1) to (4), inclusive, must be met during the entire taxable year and condition (5) must be met during at least 335 days of a taxable year of 12 months or during a proportionate part of a taxable year of less than 12 months. However, conditions
(5) and (6) will not apply until after the first taxable year for which an election is made to be taxed as REIT. For purposes of conditions (5) and (6),

pension funds and certain other tax-exempt entities are treated as individuals, subject to a 'look-through' exception in the case of condition (6).

     Kranzco has satisfied the share ownership requirements set forth in (5) and
(6) above. In addition, Kranzco's Declaration of Trust provides restrictions regarding the transfer of its Shares which are intended to assist Kranzco in continuing to satisfy the share ownership requirements described in (5) and (6) above. Such transfer restrictions are described in 'DESCRIPTION OF KRANZCO SHARES--Restrictions on Transfer Generally.'

     In addition to the foregoing, under applicable Treasury Regulations, Kranzco cannot have any earnings and profits inherited from UPI as of the close of its taxable year. Kranzco intends to comply with this requirement by reason of having made sufficient distributions during such year to eliminate all earnings and profits of UPI and Kranzco.

     Income Tests

     There are three percentage tests relating to the sources of Kranzco's gross income. First, at least 75% of Kranzco's gross income (excluding gross income from certain sales of property held primarily for sale and from discharge of indebtedness) must be directly or indirectly derived each taxable year from investments relating to real property or mortgages on real property or certain temporary investments. Second, at least 95% of Kranzco's gross income (excluding gross income from certain sales of property held primarily for sale and from discharge of indebtedness) must be directly or indirectly derived each taxable year from any of the sources qualifying for the 75% test and from dividends, interest, and gain from the sale or disposition of stock or securities. Third, in each taxable year short-term gains from sales of stock or securities, gains from sales of property (other than foreclosure property) held primarily for sale and gains from the sale or other taxable disposition of real property held for less than four years (other than from involuntary conversions and foreclosure property) must represent less than 30% of Kranzco's gross income. In applying these tests, if Kranzco invests in a partnership, Kranzco will be treated as realizing its share of the income and bearing its share of the loss of the partnership, and the character of such income or loss, as well as other partnership items, will be determined at the partnership level.

     Rents received by Kranzco will qualify as 'rents from real property' for purposes of satisfying the gross income tests for a REIT only if several conditions are met. First, the amount of rent must not be based in whole or in part on the income or profits of any person, although rents generally will not be excluded merely because they are based on a fixed percentage of receipts or sales. None of the rents under Kranzco's existing leases are based on income or profits of a kind that would disqualify such rents from being treated as rents from real property. Second, rents received from a tenant will not qualify as 'rents from real property' if the REIT, or an owner of 10% or more of the REIT, also directly or constructively owns 10% or more of such tenant. Third, if rent attributable to personal property leased in connection with a lease of real property is greater than 15% of the total rent received under the lease, then the portion of rent attributable to such personal property will not qualify as 'rents from real property.' Finally, for rents to qualify as 'rents from real property,' the REIT generally must not operate or manage the property or furnish or render services to the tenants of such property, other than through an independent contractor from whom the REIT derives no income; provided, however, Kranzco may directly perform certain services other than services which are considered rendered to the occupant of the property. Kranzco will, in a timely manner, hire independent contractors from whom it derives no revenue to perform such services, except that Kranzco will directly perform services under certain of its leases with respect to which it will receive an opinion of counsel or otherwise satisfy itself that its performance of such services will not cause the rents received with respect to such leases to fail to qualify as 'rents from real property.'

     The term 'interest' generally does not include any amount if the determination of such amount depends in whole or in part on the income or profits of any person, although an amount generally will not be excluded from the term 'interest' solely by reason of being based on a fixed percentage of receipts or sales.

     If Kranzco fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, it may nevertheless qualify as a REIT for such year if it is eligible for relief under certain provisions of the Code. These relief provisions will be generally available if Kranzco's failure to meet such tests was due to reasonable cause and not due to willful neglect, Kranzco attaches a schedule of the sources of its income to its return, and any incorrect information on the schedule was not due to fraud with intent to evade tax. It is not now possible to determine the circumstances under which Kranzco may be entitled to the benefit of these relief provisions. If these relief provisions apply, a 100% tax is imposed on the net income attributable to the greater of the amount by which Kranzco failed the 75% test or the 95% test.

     Asset Tests

     At the close of each quarter of its taxable year, Kranzco must also satisfy several tests relating to the nature and diversification of its assets. First, at least 75% of the value of Kranzco's total assets must be represented by real estate assets, cash, cash items (including receivables arising in the ordinary course of Kranzco's operation) and government securities. In addition, not more than 25% of the value of Kranzco's total assets may be represented by securities other than those includible in the 75% asset class. Moreover, of the investments included in the 25% asset class, the value of any one issuer's securities owned by Kranzco may not exceed 5% of the value of Kranzco's total assets. Finally, of the investments included in the 25% asset class, Kranzco may not own more than 10% of any one issuer's outstanding voting securities.

     Annual Distribution Requirements

     Kranzco, in order to avoid being taxed as a regular corporation, is required to make distributions (other than capital gain distributions) to its shareholders which qualify for the dividends paid deduction in an amount at least equal to (A) the sum of (i) 95% of Kranzco's 'REIT taxable income' (computed without regard to the dividends paid deduction and Kranzco's net capital gain) and (ii) 95% of the after- tax net income, if any, from foreclosure property, minus (B) the sum of certain items of non-cash income. Such distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before Kranzco timely files its tax return for such year and if paid on or before the first regular distribution payment after such declaration. To the extent that Kranzco does not distribute all of its net capital gain or distributes at least 95%, but less than 100%, of its 'REIT taxable income,' as adjusted, it will be subject to tax thereon at regular corporate tax rates. Finally, as discussed above, Kranzco may be subject to an excise tax if it fails to meet certain other distribution requirements.

     It is possible that Kranzco, from time to time, may not have sufficient cash or other liquid assets to meet the 95% distribution requirement, or to distribute such greater amount as may be necessary to avoid income and excise taxation, due to timing differences between (i) the actual receipt of income and actual payment of deductible expenses and (ii) the inclusion of such income and deduction of such expenses in arriving at the taxable income of Kranzco. In the event that such timing differences occur, Kranzco may find it necessary to arrange for borrowings or, if possible, pay taxable share distributions in order to meet the distribution requirement.

     Under certain circumstances, in the event of a deficiency determined by the IRS, Kranzco may be able to rectify a resulting failure to meet the distribution requirement for a year by paying 'deficiency dividends' to shareholders in a later year, which may be included in Kranzco's deduction for distributions paid for the earlier year. Thus, although Kranzco may be able to avoid being taxed on amounts distributed as deficiency distributions, it will be required to pay interest based upon the amount of any deduction taken for deficiency distributions.

     State, Local and Foreign Taxation of Kranzco and the Kranzco Shareholders

     Kranzco and its shareholders may be subject to state, local or foreign taxation in various state, local or foreign jurisdictions, including those in which it or they transact business or reside. Such state, local or foreign taxation may differ from the U.S. federal income tax treatment described above. Consequently, each shareholder of Kranzco should consult his or her own tax advisors regarding the effect of state, local and foreign tax laws on its status as a shareholder in Kranzco.

RESALE RESTRICTIONS

     All Kranzco Series B Preferred Shares received by holders of UPI Common Stock in the Merger and, upon conversion thereof, Kranzco Common Shares, will be freely transferable, except that such shares received in the Merger or upon such conversion by persons who are deemed to be 'affiliates' (as such term is defined under the

Securities Act) of UPI prior to the Merger may be resold by them only in transactions permitted by the resale provisions of Rule 145 promulgated under the Securities Act (or Rule 144 in the case of such persons who become affiliates of Kranzco) or as otherwise permitted under the Securities Act. Persons who may be deemed to be affiliates of Kranzco or UPI generally include individuals or entities that control, are controlled by, or are under common control with, such party and may include certain officers and directors of such party as well as principal shareholders of such party. The Merger Agreement requires UPI to exercise its reasonable efforts to cause each of its affiliates to execute a written agreement to the effect that such person will not offer to sell, transfer of otherwise dispose of any of the Kranzco Series B Preferred Shares issued to such person in or pursuant to the Merger or, upon conversion thereof, the Kranzco Common Shares, unless (a) such sale, transfer or other disposition has been registered under the Securities Act, (b) such sale, transfer or other disposition is made in conformity with Rule 145 under the Securities Act or (c) in the opinion of counsel, which opinion of counsel shall be reasonably satisfactory to Kranzco, such sale, transfer, or other disposition is exempt from registration under the Securities Act. Under the terms of the Merger Agreement, Kranzco has agreed to grant to UPI's officers and directors and certain of UPI's affiliates, upon consummation of the Merger, certain registration rights.

REGULATORY APPROVAL

     Other than (i) approvals in connection with compliance with applicable Blue Sky or state securities laws, (ii) the filing of the certificate of merger with the Secretary of State of Delaware, and (iii) the filing of such reports under
Section 13(a) of the Exchange Act as may be required in connection with the Merger Agreement and the Merger, neither the management of Kranzco nor the management of UPI believes that any filing with or approval of any governmental authority is necessary in connection with the consummation of the Merger.

              THE MERGER AGREEMENT AND CERTAIN ANCILLARY DOCUMENTS

MERGER AGREEMENT

     The following is a brief summary of the material provisions of the Merger Agreement, a copy of which is attached as Annex A to this Proxy Statement/Prospectus and is incorporated herein by reference. This summary is qualified in its entirety by reference to the full text of the Merger Agreement. Stockholders of UPI are encouraged to read carefully the Merger Agreement in its entirety.

     The Merger; Merger Consideration

     Pursuant to the terms and conditions of the Merger Agreement, UPI will be merged with and into Newco and, thereafter, Newco will continue as the Surviving Corporation and the separate corporate existence of UPI will cease. The Merger will have the effects specified in the DGCL. Immediately following the Merger, the Surviving Corporation will (i) continue its corporate existence under the laws of the State of Delaware, (ii) be a wholly-owned, qualified REIT subsidiary of Kranzco, and (iii) succeed, without other transfer, to all rights, assets, liabilities and obligations of UPI in accordance with the DGCL in the manner provided by the DGCL.

     UPI Common Stock


     By reason of the Merger, each share of UPI Common Stock issued and outstanding prior to the Merger will be converted into the right to receive in addition to the cash to be received, if any, in lieu of the issuance of fractional shares at the election of the holder thereof and subject to adjustment as described below, (i) either 0.298 shares of one share of Kranzco Series B-1 Preferred Shares or 0.298 of one share of Kranzco Series B-2 Preferred Shares, plus (ii) the number of shares of Kranzco Series B-1 Preferred Shares or Kranzco Series B-2 Preferred Shares, as the case may be, equal to (A) an amount equal to the result of dividing the sum of (1) the aggregate of the payments made by UPI for the reduction of the principal amount of the indebtedness secured by the UPI Properties, and (2) the amount paid for the redemption of the UPI Preferred Stock, in each case from September 30, 1996 through the date one day prior to the consummation of the Merger, by $25, divided by (B) 3,789,171, plus (iii) if the unpaid Merger Expenses (as defined below) are equal to or less than $2,000,000, the number of shares of Kranzco Series B-1 Preferred Shares or Kranzco Series B-2 preferred Shares, as the case may be, equal to (A) an amount equal to the result of dividing the excess of $2,000,000 over the aggregate of all unpaid Merger Expenses substantiated to Kranzco's reasonable satisfaction, by $25, divided by (B) 3,789,171, minus (iv) if the unpaid Merger Expenses are greater than $2,000,000, the number of shares of Kranzco Series B-1 Preferred Shares or Kranzco Series B-2 Preferred Shares, as the case may be, equal to (A) an amount equal to the result of dividing the excess of the unpaid Merger Expenses over $2,000,000 by $25, divided by (B) 3,789,171. The right to receive Kranzco Series B-1 Preferred Shares or Kranzco Series B-2 Preferred Shares, and the cash to be received, if any, in lieu of the issuance of fractional shares of Kranzco Series B-1 Preferred Shares or Kranzco Series B-2 Preferred Shares, is herein referred to as the 'UPI Common Stock Consideration.'

     The UPI Common Stock Consideration (i) shall be increased, as set forth below, to the extent that the amount (the 'Adjustment Increase Amount') by which the Total Current Assets of UPI (as defined in the Merger Agreement) (the 'Total Current Assets') as of the close of business on the day immediately preceding the date of the consummation of the Merger (the 'Adjustment Time') exceed the Total Current Liabilities of UPI (as defined in the Merger Agreement) (the 'Total Current Liabilities') as of the Adjustment Time or (ii) shall be reduced, as set forth below, to the extent that the amount (the 'Adjustment Decrease Amount') by which the Total Current Liabilities (excluding unpaid Merger Expenses) as of the Adjustment Time exceed the Total Current Assets as of the Adjustment Time. The Total Current Assets will not include the net proceeds of the transfer of an outparcel of UPI (if transferred by UPI) located in Columbia, South Carolina and the Total Current Liabilities will not include (i) any unpaid Merger Expenses, (ii) certain unpaid costs and expenses relating to the transfer of the Columbia outparcel or (iii) up to $19,000 for income taxes accrued by UPI in accordance with generally accepted accounting procedures but not paid on the date of the consummation of the Merger arising from such transfer. The UPI Common Stock Consideration shall be increased by the number of Kranzco Series B Preferred Shares equal to (A) an amount equal to the result of dividing the Adjustment Increase Amount, by $25, divided by (B) 3,789,171. The UPI Common Stock Consideration shall be decreased by the number of Kranzco Series B Preferred Shares equal to (A) an amount equal to the result of dividing the Adjustment Decrease Amount, by $25, divided by (B) 3,789,171.


     'Merger Expenses' means (i) all investment banking fees and disbursements (including, without limitation, finders fees), legal fees and disbursements, and accounting fees and disbursements, in each case incurred by UPI in connection with the negotiation, execution and delivery of the Merger Agreement and the consummation of the Merger and other transactions contemplated by the Merger Agreement, plus (ii) the lesser of (A) $200,000 and (B) one-half of the following: all debt assumption and prepayment fees, printing expenses, filing fees, property and other taxes payable in jurisdictions in which UPI is, or is required to be, qualified to do business, property transfer taxes, any other fees and expenses paid to obtain any required consents and approvals, and any fees and expenses required to obtain a tail to UPI's existing directors' and officers' liability insurance policy covering the period from the date of the consummation of the Merger through the first anniversary thereof and having substantially the same coverage and deductibles as UPI's existing directors' and officers' liability insurance policy, in each case incurred in connection with the negotiation, execution and delivery of the Merger Agreement and the consummation of the Merger and other transactions contemplated by the Merger Agreement.

     Leonard Mandor and Robert Mandor, both of whom are executive officers and directors of UPI and who, together with certain of their affiliates, beneficially own approximately 75.5% of the outstanding UPI Common Stock, have informed UPI and Kranzco that they will elect to receive Kranzco Series B-2 Preferred Shares in the Merger in exchange for their shares of UPI Common Stock, and have represented that they have no plan or intention to sell or transfer such Kranzco Series B-2 Preferred Shares for at least one year following the consummation of the Merger.

     UPI Preferred Stock

     By reason of the Merger, each share of the UPI Preferred Stock issued and outstanding prior to the Merger will be converted into the right to receive one share of Kranzco Series C Preferred Shares.

     Merger; Effect of the Merger

     Upon the satisfaction or waiver of all conditions to the Merger, provided that the Merger Agreement has not been terminated and unless Kranzco and UPI otherwise agree, Newco and UPI will cause the Delaware Merger Certificate to be duly executed, verified and delivered for filing and recording. In accordance with the DGCL, the Merger will become effective upon the filing of the Delaware Merger Certificate with the Secretary of State of Delaware or at such later time as Kranzco and UPI have agreed upon and designated in such filing in accordance with applicable law.

     As a result of the Merger and without any action on the part of the holder thereof, each share of common stock, par value $.01 per share, of Newco issued and outstanding will remain outstanding and by reason of the Merger represent one validly issued, fully paid and non-assessable share of common stock, par value $.01 per share, of the Surviving Corporation.


     As a result of the Merger and without any action by the holders thereof, upon consummation of the Merger (i) all shares of UPI Common Stock will cease to be outstanding and will be cancelled and retired and will cease to exist, and each holder of a UPI Certificate representing shares of UPI Common Stock will thereafter cease to have any rights with respect to such shares of UPI Common Stock, except the right to receive, without interest, the UPI Common Stock Consideration upon the surrender of such UPI Certificate (as described in '--Exchange of Certificates') and (ii) all shares of UPI Preferred Stock will cease to be outstanding and will be cancelled and retired and will cease to exist, and each holder of a UPI Certificate representing shares of UPI Preferred Stock will thereafter cease to have any rights with respect to such shares of UPI Preferred Stock except the right to receive Kranzco Series C Preferred Shares. Each share of UPI Common Stock issued and held in UPI's treasury at the time of the Merger, if any, will, by virtue of the Merger, cease to be outstanding and will be cancelled and retired without payment of any consideration therefor.

     Exchange of Certificates

     Promptly after the Merger, the Exchange Agent will mail to each holder of record of a UPI Certificate a letter of transmittal which shall, (a) with respect to each holder of a UPI Certificate representing shares of UPI Common Stock, (i) instruct such holder to elect to have each of such holder's shares of UPI Common Stock converted into either (A) 0.298 of one share of Kranzco Series B-1 preferred Shares and the cash to be received, if any, in lieu of the issuance of fractional shares of Kranzco Series B-1 Preferred Shares, or (B)
0.298 of one share of Kranzco Series B-2 Preferred Shares and the cash to be received, if any, in lieu of the issuance of fractional shares of Kranzco Series B-2 Preferred Shares, (b) with respect to each holder of a UPI Certificate representing shares of UPI Preferred Stock, instruct such holder that upon surrender of such certificate, each share of UPI Preferred Stock will be converted into one share of Kranzco Series C Preferred Shares, and (c) specify the manner by which to effect the surrender of UPI Certificates in exchange for certificates representing shares of Kranzco Series B-1 Preferred Shares, Kranzco Series B-2 Preferred Shares or Kranzco Series C Preferred Shares, as the case may be, and cash in lieu of fractional shares, if applicable, after giving effect to any required withholding tax.

     Upon surrender of a UPI Certificate to the Exchange Agent, the UPI Certificate so surrendered shall be cancelled. Until so surrendered, from and after the Merger, each UPI Certificate will be deemed to represent only the right to receive the above described consideration for each share of UPI Common Stock or UPI Preferred Stock formerly represented by such UPI Certificate, and shall not evidence any interest in Kranzco or the Surviving Corporation.

     UPI STOCKHOLDERS SHOULD NOT SEND IN THEIR UPI CERTIFICATES UNTIL THEY RECEIVE A LETTER OF TRANSMITTAL.

  No Fractional Shares; Cash Payments

     No certificate or scrip representing fractional Kranzco Series B Preferred

Shares shall be issued upon the surrender for exchange of UPI Certificates representing shares of UPI Common Stock, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a stockholder of Kranzco. The fractional Kranzco Series B Preferred Shares to be received by each holder of UPI Common Stock will be aggregated so that no holder of UPI Common Stock will receive cash in an amount equal to or greater than the value of one full Kranzco Series B Preferred Share. In lieu of any such fractional share, the Exchange Agent will pay, subject to deduction and withholding requirements, to each holder of UPI Common Stock who otherwise would be entitled to receive a fractional Kranzco Series B Preferred Share an amount of cash determined by multiplying $25 by the fraction of a Kranzco Series B Preferred Share to which such holder would otherwise be entitled. In no event shall interest be paid or accrued on any such cash payments. The cash amount to be paid to the holders of UPI Common Stock for such fractional shares shall be rounded up to the nearest cent. The transfer of cash to holders of UPI Common Stock in lieu of fractional shares of Kranzco Series B Preferred Shares, if any, is solely for the purpose of avoiding the expense and inconvenience to Kranzco of accounting for fractional shares and does not represent separately bargained-for consideration.

  Description of Kranzco Series B Preferred Shares and Kranzco Series C Preferred Shares

     For a description of the Kranzco Series B Preferred Shares, see 'DESCRIPTION OF KRANZCO SHARES-- Kranzco Preferred Shares--Kranzco Series B-1 Preferred Shares and Kranzco Series B-2 Preferred Shares.'

     For a description of the Kranzco Series C Preferred Shares, see 'DESCRIPTION OF KRANZCO SHARES--Kranzco Preferred Shares--Kranzco Series C Preferred Shares.'

  Representations and Warranties

     The Merger Agreement contains various representations and warranties relating to, among other things: (a) the due organization, power, authority and good standing of UPI, Kranzco, Newco and subsidiaries of Kranzco and similar corporate matters; (b) the capital structure of UPI, Kranzco, Newco and subsidiaries of Kranzco; (c) the authorization, execution, delivery and enforceability of the Merger Agreement; (d) conflicts under charter, declaration of trust or bylaws, violations of any instruments or law and required consents or approvals; (e) certain documents filed by each of UPI and Kranzco with the Securities and Exchange Commission (the 'Commission') and the accuracy of information contained therein; (f) the UPI Properties and the Kranzco Properties; (g) leases; (h) environmental matters; (i) insurance; (j) conduct of business and the absence of certain changes or material adverse effects; (k) absence of undisclosed liabilities; (l) litigation; (m) compliance with applicable law and obtaining of all required licenses; (n) taxes; (o) financial statements and condition; (p) ownership of Newco; (q) brokers' and finders' fees; (r) investment interests of UPI, Kranzco and subsidiaries of Kranzco; (s) retirement and other employee benefit plans; (t) labor matters; (u) related party transactions; (v) books and records; (w) tenant improvements; (x) vote required by UPI's stockholders to approve the Merger Agreement; (y) voting shares of Kranzco owned by UPI and its affiliates and associates; (z) payment of dividends by UPI on the UPI Preferred Stock; (aa) actions by certain affiliates of UPI; (ab) receipt of fairness opinion by UPI; (ac) obligations of UPI guaranteed by Milestone; (ad) directors' and officers' liability insurance policy of UPI; and (ae) pending Milestone Action (as defined below).

  Certain Covenants

     Each of UPI and Kranzco has agreed, among other things, during the period from November 12, 1996 to the earlier of the consummation of the Merger or the termination of the Merger Agreement (the 'Contract Period') and except as expressly contemplated by the Merger Agreement or as set forth in the disclosure letters provided by UPI and Kranzco, to (a) carry on its business in its usual, regular and ordinary course and to use its reasonable efforts, and, in the case of Kranzco, to cause each of its subsidiaries to use its reasonable efforts, to preserve intact its business organization and goodwill and keep available the services of its officers and employees; (b) confer on a regular basis with one or more representatives of the other to report on material operational matters and any proposals to engage in material transactions; and (c) promptly to notify the other of any material change in the condition (financial or otherwise), business, properties, assets, liabilities, or prospects, any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the material breach of any of its representations or warranties (other than a representation or warranty qualified by reference to materiality or a Kranzco Material Adverse Effect or a UPI Material Adverse Effect (each, as defined in the Merger Agreement), as the case may be), or the breach of any of its representations or warranties qualified by reference to materiality or a Kranzco Material Adverse Effect or a UPI Material Adverse Effect, as the case may be.

     UPI has agreed, among other things, during the Contract Period and except as expressly contemplated by the Merger Agreement or as set forth in its disclosure letter thereto, to: (a) deliver to Kranzco draft copies in substantially final form of any report, statement or schedule to be filed by UPI with the Commission at least two business days prior to the filing thereof; (b) make dividend payments on the UPI Preferred Stock required to be made pursuant to the UPI Certificate of Incorporation, pay all accrued and unpaid dividends on the UPI Preferred Stock pursuant to the terms of the UPI Preferred Stock and redeem such amount of UPI Preferred Stock so that the applicable interest rate used to determine dividends payable pursuant to its terms shall be 8% during the Contract Period; (c) deliver to Kranzco within ten days after the end of each month current rent rolls of UPI; (d) use reasonable efforts to obtain directors' and officers' liability insurance; and (e) pay in full all obligations under affiliate contracts that are due.

     Kranzco has agreed, among other things, during the Contract Period and except as expressly contemplated by the Merger Agreement or as set forth in its disclosure letter thereto, to promptly deliver to UPI true and correct copies of any report, statement or schedule filed by Kranzco with the Commission during the Contract Period.

     UPI has agreed during the Contract Period and except as expressly contemplated by the Merger Agreement or as provided in its disclosure letter, not to: (a) declare, set aside or pay any dividend or other distribution in respect of any UPI Common Stock or UPI Preferred Stock, except that UPI shall be allowed to make dividend payments on the UPI Preferred Stock as are required to be made pursuant to the terms of the UPI Certificate of Incorporation; (b) effect any stock split, reverse stock split, stock dividend, recapitalization or other similar transaction, or issue any securities in respect of its capital stock; (c) redeem, purchase or otherwise acquire any of its capital stock (except, with respect to the UPI Preferred Stock, as expressly required by the terms of the UPI Preferred Stock plus up to an aggregate of $270,000 of optional redemptions of the UPI Preferred Stock); (d) amend the terms of any of its securities; (e) authorize for issuance, issue, sell, deliver or agree to issue, sell or deliver any stock of any class or any other securities or equity equivalents or amend in any material respect any of the terms of any such securities or contracts outstanding on November 12, 1996, except as expressly permitted in the Merger Agreement; (f) amend the UPI Certificate of Incorporation or the UPI Bylaws; (g) incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants, options or rights to acquire any debt securities of UPI or guarantee any debt of others, make any loans, advances or capital contributions to, or any investments in, any other person, or make, create or grant any mortgage, or pledge or otherwise encumber any assets or suffer any material encumbrance thereon, except for a refinancing of indebtedness for borrowed money which becomes due and payable during the Contract Period which is in all respects reasonably acceptable to Kranzco; (h) prepay any claims, liabilities or obligations or pay, discharge or satisfy any claims, liabilities or obligations other than the payment, discharge or satisfaction, in the ordinary course of operating the UPI Properties in the substantially the same manner as previously conducted, or in accordance with their terms, of claims, liabilities or obligations reflected or reserved against in its financial statements; (i) change any of the accounting principles or practices used by UPI; (j) increase any compensation or enter into or amend any employment agreement with any of its present or future officers or directors; (k) adopt any new employee benefit plan (including, without limitation, any stock option, stock benefit or stock purchase plan) or amend any existing employee benefit plan in any material respect; (l) acquire, enter into an option to acquire or exercise an option or contract to acquire additional real property, incur additional indebtedness, encumber assets or commence construction of, or enter into any contract to develop or construct other real estate projects; (m) sell, lease in its entirety or otherwise dispose of any of the UPI Properties, except in the ordinary course of operating the UPI Properties, or any of its other assets; (n) enter into any contract, borrowing, capital expenditure or transaction which may result in total payments or liability by or to it in excess of $10,000; (o) enter into any contract with certain affiliates of UPI;
(p) enter into any additional, or renew (except as may be required pursuant to the terms of an existing lease or other agreement listed in its disclosure letter), amend or otherwise modify any existing leases; or (q) agree to take any of the foregoing actions or take or agree to take any action that is reasonably likely to result in any of its representations or warranties being untrue, or result in any of Kranzco's conditions to the Merger not being satisfied in any material respect.

     Kranzco has agreed during the Contract Period and except as expressly contemplated by the Merger Agreement or as provided in its disclosure letter, not to: (a) except pursuant to the exercise of options, warrants, conversion rights and other contractual rights existing on November 12, 1996 and disclosed pursuant to the Merger Agreement, effect any share split, reverse share split, share dividend, recapitalization or other similar transaction; (b) declare, set aside or pay any dividend or make any other distribution or payment with respect to any Kranzco Shares, except for a dividend not to exceed $0.50 per Kranzco Common Share for each calendar quarter ending during the Contract Period, and dividends on Kranzco's Series A Increasing Rate Cumulative Convertible Preferred Shares ('Kranzco Series A Preferred Shares') or Kranzco Series A-1 Preferred Shares in accordance with their terms; (c) issue any Kranzco Common Shares or any evidence of indebtedness, Kranzco Shares or other securities which are or may be convertible into or exchangeable for Kranzco Common Shares ('Kranzco Convertible Securities'), or any warrant, option or other right to subscribe for any Kranzco Convertible Securities or for any Kranzco Common Shares (collectively, 'Kranzco Common Share Equivalents') except (i) such Kranzco Common Shares as are issued upon conversion of any Kranzco Shares that by their terms are convertible into Kranzco Common Shares, and that were outstanding on November 12, 1996 or were issued during the Contract Period, to the extent not prohibited by the terms of the Merger Agreement, (ii) such Kranzco Common Shares as are issued pursuant to any dividend reinvestment plan or stock purchase plan available to all holders of Kranzco Common Shares, (iii) such Kranzco Common Shares or Kranzco Common Share Equivalents as are issued in any public offering for an amount per Kranzco Common Share or Kranzco Common Share Equivalent (including any amount payable on exercise of a Kranzco Common Share Equivalent) equal to at least 92% or more of the closing price per share on the NYSE of the Kranzco Common Shares on the last trading day immediately preceding the issue date, less any underwriting discounts and commissions, (iv) the issuance of preferred shares or any other equity security of Kranzco (other than Kranzco Common Shares and Kranzco Common Share Equivalents) in any public offering for fair value, (v) such Kranzco Common Shares or Kranzco Common Share Equivalents as are issued for fair market value in connection with the acquisition of assets or properties from any person or entity that is not affiliated with Kranzco prior to such acquisition, (vi) Kranzco Series A-1 Preferred Shares if exchanged for Kranzco Series A Preferred Shares, (vii) additional Kranzco Common Shares, and additional Kranzco Common Share Equivalents, issued to affiliates of Kranzco provided that such additional Kranzco Common Shares and the Kranzco Common Shares into which such Kranzco Common Share Equivalents may be exercised or converted do not exceed, in the aggregate, 250,000 Kranzco Common Shares; or (d) agree to take any of the foregoing actions or take or agree to take any action that is reasonably likely to result in any of Kranzco's representations or warranties being untrue or result in any of UPI's conditions to the Merger not being satisfied in any material respect.

     UPI has agreed to cease any existing discussions or negotiations with any third parties conducted prior to November 12, 1996 with respect to any merger, business combination, sale of any UPI Properties, or, except as permitted by the Merger Agreement, sale of any other assets of UPI, sale of shares of capital stock by UPI or similar transaction involving such party or any of its subsidiaries or divisions (a 'UPI Acquisition Transaction'). In addition, neither UPI nor its directors, officers, partners, employees, bankers, attorneys or other advisors or representatives may, directly or indirectly, solicit, initiate or encourage any person or entity concerning any UPI Acquisition Transaction, except that (i) the UPI Board may pursuant to its fiduciary duties, enter into, or cause UPI's officers, representatives, agents or affiliates to enter into, negotiations with or furnish information to a third party which has initiated contact with UPI without any solicitation, initiation or encouragement in violation of the

Merger Agreement and pass on to stockholders of UPI information regarding any such third party proposal or inquiry consistent with such fiduciary duties and
(ii) UPI may participate in negotiations with or furnish information to a third party which (without any solicitation, initiation or encouragement from UPI) has initiated contact with UPI with respect to a UPI Acquisition Transaction consistent with the fiduciary obligations of the UPI Board. UPI has agreed to promptly advise Kranzco of the receipt of any written offer for a UPI Acquisition Transaction, and, in the event that UPI receives such a written offer, the UPI Board may approve such proposal or recommend such UPI Acquisition Transaction to stockholders of UPI if the UPI Board determines in good faith that the failure to take such action would not be consistent with, or would result in a breach of, its fiduciary duties, and in such case, the UPI Board may amend, withhold or withdraw its recommendation regarding the Merger. In the event that UPI is prepared to accept another proposal for a UPI Acquisition Transaction, UPI must notify Kranzco at least 48 hours prior to terminating the Merger Agreement and entering into a definitive agreement with respect to such other proposal, unless UPI receives an opinion of counsel that compliance with its obligation to give 48 hours' notice as required pursuant to the Merger Agreement would not be consistent with, or would constitute a breach of, the fiduciary duties of the UPI Board.

     Kranzco and Newco have agreed: that (a) all rights, if any, to indemnification existing on November 12, 1996 in favor of the present or former officers and directors of UPI (the 'Managers'), with respect to actions taken in their capacity as officers and/or directors of UPI prior to or at the time of the Merger as provided in the UPI Certificate of Incorporation and the UPI By-laws (including, without limitation, in connection with the Merger and other transactions contemplated by the Merger Agreement) shall survive the Merger for a period of seven years following the consummation of the Merger; (b) Kranzco and Newco will assume, honor and be bound by the terms of the UPI Certificate of Incorporation and the UPI By-laws with respect to their actions and omissions in such capacity taken prior to the Merger (including, without limitation, in connection with the Merger) and the other transactions contemplated by the Merger Agreement, whether or not such persons continue in their positions with Newco following the Merger, and will continue in full force and effect following the Merger for a period of seven years; and (c) all such rights, if any, in the UPI Certificate of Incorporation and the UPI By-laws in effect as of November 12, 1996 between UPI and any Manager will survive the Merger and continue in full force and effect in accordance with their terms as between such Managers and Newco and Kranzco for a period of seven years.

     UPI has agreed to use reasonable efforts to obtain the UPI D & O Insurance Liability Tail for the period from the consummation of the Merger through the first anniversary of the Merger, and having substantially the same coverage and deductibles as, UPI's directors' and officers' liability insurance policy as in effect on November 12, 1996 (the 'Existing UPI D & O Liability Insurance Policy'). In the event that UPI is unable to obtain the UPI D & O Insurance

Liability Tail for such period, Kranzco has agreed, through the first anniversary of the date of the consummation of the Merger, to indemnify the directors and officers of UPI covered by the Existing UPI D&O Liability Insurance Policy on the same or similar terms and conditions in effect under the Existing UPI D & O Liability Insurance Policy, and the same dollar limitations in effect under Kranzco's current directors' and officers' liability insurance policy.

     Kranzco has agreed to promptly prepare and submit to the NYSE a listing application covering the Kranzco Common Shares issuable upon conversion of the Kranzco Series B-1 Preferred Shares, to use its reasonable efforts to obtain, prior to the Merger, approval for the listing of such Kranzco Common Shares on the NYSE, subject to official notice of issuance, and to pay the listing fee in connection therewith. Prior to the Merger, Kranzco shall, if and when notified in writing by UPI, use reasonable efforts to cause the Kranzco Series B-1 Preferred Shares to be listed on the NYSE and UPI shall pay the listing fee in connection therewith. If UPI does not request listing of the Kranzco Series B-1 Preferred Shares as aforesaid prior to the Merger, then after the Merger, Kranzco shall, if and when notified in writing by holders of a majority of the Kranzco Series B-1 Preferred Shares, use reasonable efforts to cause the Kranzco Series B-1 Preferred Shares to be listed on the NYSE and holders of the Kranzco Series B Preferred Shares shall pay the listing fee in connection therewith.

     In the event of the destruction of or damage to any of the UPI Properties by fire or other casualty, or any taking thereof by condemnation or eminent domain, prior to the consummation of the Merger resulting in Target Costs (as defined in the Merger Agreement) (without giving effect to insurance proceeds) in excess of $5,000,000, Kranzco has the right, in its sole discretion, either to (i) terminate the Merger Agreement or (ii) proceed to closing without any abatement of the consideration to be received in the Merger by holders of UPI

Common Stock or UPI Preferred Stock, and Kranzco's sole remedy would be, were it to consummate the Merger, to succeed to UPI's claims, rights and proceeds, whether from insurance or otherwise, by reason of the Merger.

     UPI has agreed to use reasonable efforts to obtain and deliver to Kranzco certain letters from UPI's 'affiliates,' as defined under Rule 145 promulgated under the Securities Act. Kranzco has agreed to file reports required to be filed by it under the Exchange Act and the rules and regulations promulgated thereunder, and to take such further action as any affiliate of UPI may reasonably request, all to the extent required from time to time to enable such affiliate to sell Kranzco Series B Preferred Shares or, upon conversion, Kranzco Common Shares upon conversion of Kranzco Series B Preferred Shares received by such affiliate in the Merger without registration under the Securities Act pursuant to Rule 145(d)(1) or any successor rule or regulation adopted by the Commission.

     UPI has agreed, among other things, to indemnify Kranzco and Newco, and their respective affiliates, directors, trustees, shareholders, representatives, employees and agents, from and against any and all damages, costs and expenses up to an aggregate of $50,000 which are incurred by any or all of them by reason of the action entitled John Winston vs. Leonard S. Mandor, Robert A. Mandor,

Joan LeVine, Harvey Jacobson, Gregory McMahon and Geoffrey S. Aaronson, Milestone Properties, Inc. and Concord Assets Group, Inc. pending in the Court in and for New Castle County, C.A. No. 14807 (the 'Pending Milestone Action') or any other action or proceeding with respect to, or arising out of, the facts, events and circumstances giving rise to the Pending Milestone Action. See 'THE COMPANIES--Business of UPI--Legal Proceedings.'

     After the Merger and to the extent Kranzco assumes any indebtedness or other obligations as to which Milestone is liable pursuant to any Milestone Obligation (as defined in the Merger Agreement), Kranzco has agreed to indemnify Milestone, and its affiliates, directors, stockholders, representatives, employees and agents, from and against any and all damages, costs and expenses which are incurred by any or all of them by reason of the failure of Kranzco to pay or perform any such indebtedness or other obligations in accordance with their terms.

  Conditions to the Merger

     The respective obligations of Kranzco and Newco, on the one hand, and UPI, on the other hand, to consummate the Merger are subject to the fulfillment or waiver of each of the following conditions, among others: (a) the representations and warranties of the other party (other than representations or warranties qualified by reference to materiality or a Kranzco Material Adverse Effect or a UPI Material Adverse Effect, as the case may be) being true in all material respects, and the representations and warranties of the other party qualified by reference to materiality or a Kranzco Material Adverse Effect or a UPI Material Adverse Effect, as the case may be, being true, in each case, at and as of the time of the Merger except for those representations and warranties that were expressly made as of a specified earlier date; (b) the other party shall have performed and complied in all material respects with all obligations required by the Merger Agreement to be performed or complied with prior to or on the time of the Merger; (c) receipt by each party of the other party's officer's certificate certifying the fulfillment of the conditions specified in clauses
(b) and (c) above; (d) the other party shall have received an opinion of its counsel that the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(A) of the Code, and that UPI and Kranzco will each be a party to that reorganization within the meaning of Section 368(b) of the Code; (e) during the Contract Period, there shall not have occurred any change in the financial condition, business, or operations of the other party that could reasonably be expected to have a UPI Material Adverse Effect or a Kranzco Material Adverse Effect, as the case may be; (f) no court, agency or other authority shall have issued any order, decree or judgment restraining, enjoining or preventing, and no law shall have been enacted which restrains, enjoins or prevents, the consummation of the Merger; (g) the Registration Statement shall have been declared effective under the Securities Act and all necessary state securities or 'blue sky' permits or approvals required to consummate the Merger shall have been obtained and no stop order with respect to any of the foregoing shall be in effect; (h) Kranzco and UPI shall have each received 'cold comfort' letters from the other party's independent public accountants; and (i) the Shareholders and Voting Trust Agreement (the 'Shareholders and Voting Trust Agreement') to be entered into between Kranzco, on the one hand, and the UPI Affiliate Stockholders, on the other hand, upon the consummation of the Merger, and the Registration Rights Agreement shall have each been executed and delivered by the parties thereto.

     The obligation of Kranzco and Newco to effect the Merger is also subject to the satisfaction or waiver of each of the following conditions, among others:
(a) the number of UPI Dissenting Shares shall not at any time exceed 7.5% of the shares of UPI Common Stock outstanding at such time; (b) Kranzco shall have received all filings, registrations, consents, authorizations, declarations or approvals necessary to consummate the Merger, except where the failure to obtain or make any such filings, registrations, consents, authorizations, declarations or approvals, individually or in the aggregate, could not reasonably be expected to have a Kranzco Material Adverse Effect; (c) Kranzco shall have obtained the approval for the listing on the NYSE of the Kranzco Common Shares issuable upon conversion of the Kranzco Series B Preferred Shares to be issued in the Merger, subject to official notice of issuance; (d) the Merger Agreement and the Merger shall have been approved on or before March 31, 1997 in the manner required by applicable law by holders of the issued and outstanding shares of capital stock or beneficial interest of UPI entitled to vote thereon and by applicable regulations of any stock exchange or other regulatory body; (e) a person or entity designated by UPI that shall own of record upon consummation of the Merger Kranzco Series B Preferred Shares having a liquidation preference of at least $1,000,000 (the 'Guarantor') shall have executed and delivered a Guaranty Agreement in accordance with the Merger Agreement; (f) UPI shall have terminated all of its contracts with its affiliates and shall have paid in full all of UPI's obligations under such contracts; (g) UPI shall have redeemed such amount of UPI Preferred Stock so that the applicable rate of interest used to determine dividends shall have been 8% during the Contract Period; (h) UPI shall have furnished certain estoppel certificates, as specified in the Merger Agreement;
(i) UPI shall have delivered certain financial statements, as specified by the Merger Agreement, a statement of accounts receivable as of the date of the consummation of the Merger and the Closing Adjustment Statement; and (j) Kranzco shall have received title insurance policies for certain of the UPI Properties.

     The obligation of UPI to effect the Merger is also subject to the satisfaction or waiver of each of the following conditions, among others: (a) UPI shall have received certain required consents; (b) the Merger Agreement and the Merger shall have been approved in the manner required by applicable law by the holders of the issued and outstanding shares of capital stock or beneficial interest of UPI entitled to vote thereon and by applicable regulations of any stock exchange or other regulatory body; (c) UPI shall have received the Delaware Merger Certificate executed by Newco; (d) Kranzco shall have delivered certain financial statements, as specified by the Merger Agreement; and (e) either (i) UPI shall have caused Milestone to execute and deliver to Kranzco and UPI a consent to the exchange of the Kranzco Series C Preferred Shares for the UPI Preferred Stock in the Merger and a waiver of any claims with respect to the fairness of such exchange or (ii) UPI shall have received the opinion of Societe Generale or another investment banking firm to the effect that the consideration to be paid to the holders of the UPI Preferred Stock pursuant to the Merger is fair to the holders of UPI Preferred Stock from a financial point of view.

  Termination of the Merger Agreement

     The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Merger, before or after the Special Meeting, in the following circumstances: (a) by the mutual consent of UPI and Kranzco; (b) by either UPI or Kranzco, if (i) the Merger shall not have been consummated by March 31, 1997, unless the failure to consummate the Merger on or before such date shall have proximately resulted from (A) a material breach or material breaches by the terminating party of any of its representations or warranties contained in the Merger Agreement (other than a representation or warranty qualified by reference to materiality or a Kranzco Material Adverse Effect or a UPI Material Adverse Effect, as the case may be), (B) a breach or breaches by the terminating party of any of its representations or warranties contained in the Merger Agreement qualified by reference to materiality or a Kranzco Material Adverse Effect or a UPI Material Adverse Effect, as the case may be, or (C) a material breach or material breaches of any agreement or covenant by the terminating party contained in the Merger Agreement; or (ii) any permanent injunction or other order, decree or ruling of a court or other competent authority preventing the consummation of the Merger shall have become final and nonappealable, provided, that the party seeking to terminate the Merger Agreement shall have used all reasonable efforts to remove such permanent injunction or other order, decree or ruling; (c) by UPI, if (i) in the exercise of its good faith judgment as to its fiduciary duties to its stockholders imposed by law, the UPI Board determines that such termination is required by reason of a proposal for a UPI Acquisition Transaction being made; (ii) there has been a breach or breaches of a representation or warranty of Kranzco or Newco contained in the Merger Agreement and such breach or breaches could reasonably be expected to have a Kranzco Material Adverse

Effect; (iii) there has been a material breach or material breaches by Kranzco of any of the covenants or agreements of Kranzco or Newco set forth in the Merger Agreement on the part of Kranzco or Newco, which breach or breaches are not curable or, if curable, are not cured within 30 days after written notice of such breach or breaches is given by UPI to Kranzco; (iv) Kranzco amends, alters or repeals, whether by merger, consolidation or otherwise, any of the provisions of its Declaration of Trust so as to adversely affect, in the reasonable opinion of UPI, the preferences, right to convert, conversion price adjustments, notice rights, special conversion rights, distribution and liquidation rights, preferences, restrictions or limitations, redemption rights and privileges or voting powers or rights of Kranzco Series B Preferred Shares; or (v) Kranzco reduces the dividend on Kranzco Common Shares below $0.48 per Kranzco Common Share for any calendar quarter ending during the Contract Period, or (d) by Kranzco, if (i) (A) the UPI Board fails to make, or withdraws, materially modifies or changes in a manner adverse to Kranzco, its recommendation to the UPI stockholders of the Merger Agreement or the Merger, or resolves to do any of the foregoing (other than as a result of the occurrence of an event that, in the good faith judgment of the UPI Board, has or could reasonably be expected to have a Kranzco Material Adverse Effect) and the holders of a majority of the UPI Common Stock outstanding do not promptly thereafter execute and deliver, or shall not have previously executed and delivered, an agreement, in form and substance reasonably satisfactory to Kranzco, pursuant to which such holders agree to vote to approve the Merger Agreement and the Merger at the Special Meeting and any adjournment thereof (provided, however, that if the Special Meeting is held prior to the termination of the Merger Agreement by Kranzco and the holders of a majority of the shares of UPI Common Stock outstanding vote to approve the Merger Agreement and the Merger at such Special Meeting, then Kranzco shall no longer have the right to terminate the Merger Agreement as described in this clause (d)(i)(A)), or (B) the UPI Board shall have recommended that the UPI stockholders accept or approve a UPI Acquisition Transaction with a person other than Kranzco, or resolves to do the foregoing, (ii) the Special Meeting has been duly convened and held and the approval of the UPI stockholders required by the Merger Agreement shall not have been obtained at such meeting,
(iii) there has been a breach or breaches of a representation or warranty of UPI contained in the Merger Agreement and such breach or breaches could reasonably be expected to have a UPI Material Adverse Effect, or (iv) there has been a material breach or material breaches by UPI of any of the covenants or agreements of UPI set forth in the Merger Agreement, which breach or breaches are not curable or, if curable, are not cured within 30 days after written notice of such breach is given by Kranzco to UPI.

  Effect of Termination of the Merger Agreement

     If (i) Kranzco elects to terminate the Merger Agreement for the reasons described in clauses (d)(i), (iii), or (iv) of '--Merger Agreement--Termination of the Merger Agreement', provided in the case of clause (d)(iv) that such breach or breaches of covenants either (A) are within the reasonable control of UPI or (B) could reasonably be expected to have a UPI Material Adverse Effect;
(ii) Kranzco elects to terminate the Merger Agreement for the reason described in clause (d)(ii) of '--Merger Agreement--Termination of the Merger Agreement', unless certain affiliates of UPI used their best efforts to approve, and were enjoined from approving, the Merger Agreement and the Merger; or (iii) UPI elects to terminate the Merger Agreement for the reason described in clause
(c)(i) of '--Merger Agreement--Termination of the Merger Agreement', then UPI (or the successor thereto) shall, upon such termination, pay to Kranzco as liquidated damages and not as a penalty or forfeiture, $930,000 plus all documented out-of-pocket costs and expenses, up to a maximum of $570,000, incurred by Kranzco in connection with the Merger Agreement and the Merger. The Merger Agreement provides for the placement by UPI of such amounts into escrow in order to ensure Kranzco's compliance with certain limitations imposed by the REIT provisions of the Code on certain types of income that may be realized by Kranzco in connection with the receipt of such amounts. In the event of a dispute between Kranzco and UPI as to the payment by UPI of such amounts, Kranzco may not enjoin or seek to enjoin any merger, business combination, sale of any of the UPI Properties, sale of any other assets, sale of shares of capital stock or similar transaction by UPI, provided that UPI has entered into arrangements reasonably satisfactory to Kranzco to secure the payment of such amounts in the event such an amount is determined to be due and owing.

     If UPI elects to terminate the Merger Agreement for the reasons described in clause (c)(ii) or (iii) of '--Merger Agreement--Termination of the Merger Agreement', provided in the case of clause (c)(iii) that such breach or breaches of covenants either (i) are within the reasonable control of Kranzco or (ii) could reasonably be expected to have a Kranzco Material Adverse Effect, then Kranzco shall, upon such termination, pay to UPI as liquidated damages and not as a penalty or forfeiture, $930,000 plus all documented out-of-pocket costs and expenses, up to a maximum of $570,000, incurred by UPI in connection with the Merger Agreement and the Merger.

     In the event of the termination of the Merger Agreement and the abandonment of the Merger, all obligations of Kranzco, UPI and Newco will terminate, except the obligations pursuant to Sections 8.02, 9.08, 9.10 of the Merger Agreement, and the confidentiality agreements between UPI and Kranzco.

  Fees

     All costs and expenses incurred in connection with the negotiation and execution of the Merger Agreement and the consummation of the Merger will be paid by the party incurring such expenses, except for listing fees, certain costs and expenses incurred by a party entitled to indemnification under the Merger Agreement, certain enforcement costs, and as otherwise provided in the Merger Agreement. The amount of certain costs and expenses incurred by UPI will affect the amount of consideration received by the holders of UPI Common Stock, as described in '--The Merger; Merger Consideration.'

  Amendment and Waiver

     The Merger Agreement may be amended by Kranzco and UPI at any time before or after approval of the Merger Agreement and the Merger at the Special Meeting, but, after any such approval, no amendment may be made which by law requires further approval by the UPI stockholders without such further approval. At any time prior to the Merger, Kranzco and UPI may, to the extent legally allowed,
(i) extend the time for the performance of any of the obligations or other acts of the other parties to the Merger Agreement, (ii) waive any inaccuracies in the representations and warranties contained in the Merger Agreement or any related documents and (iii) waive compliance with any of the agreements or conditions contained in the Merger Agreement.

SHAREHOLDERS AND VOTING TRUST AGREEMENT

     The UPI Affiliate Stockholders have agreed with Kranzco to enter into, upon consummation of the Merger, the Shareholders and Voting Trust Agreement pursuant to which the UPI Affiliate Stockholders will assign and transfer to Kranzco, as voting trustee, record title to such UPI Affiliate Stockholders' Kranzco Common Shares received upon conversion of such UPI Affiliate Stockholders' Kranzco Series B Preferred Shares (the 'Subject Shares') for the purpose of vesting in Kranzco the power to vote the Subject Shares for so long as there are any Subject Shares held by any UPI Affiliate Stockholders but in no event longer than permitted by applicable law. Kranzco's right to act as voting trustee with respect to any Subject Shares, however, shall terminate upon the transfer of such Subject Shares in good faith to a bona fide third party who is not a UPI Affiliate Stockholder or an affiliate of a UPI Affiliate Stockholder, provided that such UPI Affiliate Stockholder does not retain any economic benefit from, or control over the voting of, such Subject Shares. In addition, Kranzco's right to act as voting trustee with respect to such Subject Shares shall terminate upon a Special Conversion Event (as defined herein).

     Each UPI Affiliate Stockholder also has agreed not to (i) convert any of the Kranzco Series B Preferred Shares into Kranzco Common Shares until the earlier of (a) the occurrence of a Special Conversion Event and (b) the third anniversary of the consummation of the Merger, or (ii) transfer, or encumber any of its Kranzco Series B Preferred Shares except to another UPI Affiliate Stockholder or an affiliate of a UPI Affiliate Stockholder until after the third anniversary of the consummation of the Merger unless the person to whom such transfer is made agrees to become a party to the Shareholders and Voting Trust Agreement. The Shareholders and Voting Trust Agreement does not prohibit the UPI Affiliate Stockholders from transferring their Kranzco Series B Preferred Shares at any time to a bona fide third party at which time the provisions of the Shareholders and Voting Trust Agreement, with respect to such transferred shares, will terminate.

GUARANTY AGREEMENT

     The Guarantor will enter into the Guaranty Agreement with Kranzco and Newco upon consummation of the Merger, pursuant to which the Guarantor will guarantee to Kranzco and Newco the payment and/or reimbursement of all claims, losses, costs and expenses incurred by Kranzco and Newco arising out of the breach by UPI of any of its representations, warranties or covenants in the Merger Agreement. The maximum obligation of the Guarantor is limited to $1 million plus the cost of enforcing the Guaranty Agreement. The Guarantor will have the option to pay any amounts due under the Guaranty Agreement in cash or by delivery of Kranzco Series B Preferred Shares based on a value of $25 per Kranzco Series B Preferred Share. The Guaranty Agreement will be in effect with respect to all claims made thereunder prior to the earlier of (a) twenty days after the date of delivery to Kranzco of an audited opinion of Kranzco's independent public accountants covering calendar year 1997 financial statements and (b) fifteen months after the consummation of the Merger. The Guarantor will agree that during the term of the Guaranty Agreement, the Guarantor will own free and clear of any liens, claims and encumbrances (i) Kranzco Series B Preferred Shares having an aggregate liquidation preference of at least $1 million, (ii) Subject Shares having an aggregate market value of at least $1 million, or (iii) any combination of (i) and (ii).

REGISTRATION RIGHTS AGREEMENT

     Kranzco, upon consummation of the Merger, will enter into a Registration Rights Agreement with the UPI Affiliate Stockholders pursuant to which Kranzco will grant the UPI Affiliate Stockholders 'demand registration rights' and 'piggyback registration rights,' each as described below.

     Under the demand registration rights, Kranzco will, after the third anniversary of the consummation of the Merger, when requested by the Holders of not less than 25% of the then outstanding Kranzco Series B Preferred Shares and Kranzco Common Shares (collectively the 'Registrable Securities') owned by the Holders in the aggregate, prepare and file a registration statement for the registration of the requested amount of the Registrable Securities and use its best efforts to have such registration statement declared effective by the Commission and keep such registration statement effective until the earlier of
(i) such time as all of the Registrable Securities registered on such registration statement are sold or (ii) three years from the date of the effectiveness of such registration statement (a 'Demand Registration Statement'). Kranzco shall only be required to file two such Demand Registration

Statements and the Holders shall pay substantially all fees, costs and expenses associated with a Demand Registration Statement incurred by Kranzco.

     In addition, under the piggyback registration rights, if at any time after the third anniversary of the consummation of the Merger Kranzco proposes to file a registration statement with the Commission under the Securities Act, the Holders may elect to have any and all of the Registrable Securities owned by them included in such registration statement (a 'Piggyback Registration Statement'). The Holders shall pay substantially all incremental fees, costs and expenses incurred by Kranzco as a result of the Registrable Securities being included in a Piggyback Registration Statement. The Holders shall have the right to exercise piggyback registration rights on any two occasions that Kranzco shall determine to file a registration statement. Thereafter, the Holders of Registrable Securities having an aggregate market value or liquidation preference, as the case may be, of at least $1 million shall have the right to exercise piggyback registration rights on any occasion that Kranzco proposes to file a registration statement.

                       SELECTED HISTORICAL AND UNAUDITED
                  COMBINED CONDENSED PRO FORMA FINANCIAL DATA

SELECTED HISTORICAL FINANCIAL INFORMATION FOR KRANZCO AND SUBSIDIARIES

     The following table sets forth selected financial information for Kranzco and its subsidiaries and the Kranzco Controlled Properties(1) on an historical cost basis. This information should be read in conjunction with and is qualified in its entirety by, the historical financial statements (and the notes thereto) of Kranzco and the Kranzco Controlled Properties incorporated by reference into this Proxy Statement/Prospectus. The selected financial information for Kranzco for the five years ended December 31, 1995 has been derived from audited financial statements of Kranzco. The selected historical financial information for the nine months ended September 30, 1996 and 1995 has been derived from unaudited financial statements of Kranzco. The unaudited financial historical statements of Kranzco for the nine months ended September 30, 1996 and 1995, in the opinion of Kranzco, include all adjustments necessary to present fairly the information set forth therein. However, the results of operations for the interim periods are not necessarily indicative of results for a full year.

                                                                                 KRANZCO CONTROLLED
                                       KRANZCO REALTY TRUST                          PROPERTIES
                       ----------------------------------------------------  --------------------------
                                                             FOR THE PERIOD
                                                                  FROM         FOR THE                     KRANZCO REALTY TRUST
                                                               INCEPTION     PERIOD FROM                 ------------------------
                                                               (JUNE 17,      JANUARY 1,
                                                                1992) TO          TO        YEAR ENDED      NINE MONTHS ENDED
                             YEAR ENDED DECEMBER 31,          DECEMBER 31,   NOVEMBER 18,  DECEMBER 31,       SEPTEMBER 30,
                       ------------------------------------  --------------  ------------  ------------  ------------------------
                          1995         1994         1993          1992           1992          1991         1996         1995

                       -----------  -----------  ----------  --------------  ------------  ------------  -----------  -----------
                                             (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
INCOME STATEMENT:
Revenues:
  Minimum rent........ $    40,259  $    33,166  $   27,688    $    3,151      $  3,988      $  4,200         31,270  $    29,735
  Percentage rent.....       1,044        1,000         695            64           252           318            726          791
  Expense
    reimbursements....      10,988        9,455       7,759           720         1,048         1,083          8,852        7,496
  Other income........         277          434       2,619           162           949         1,334             83          444
  Interest income.....         902          985         948            26             0             0            523          673
                       -----------  -----------  ----------  --------------  ------------  ------------  -----------  -----------
    Total revenues....      53,470       45,040      39,709         4,123         6,237         6,935         41,454       39,139
Operating expenses,
  exclusive of
  interest,
  depreciation and
  amortization........      16,482       15,638      13,252         1,451         3,166         3,736         13,970       11,856
Interest expense......      16,208       10,469       8,877         1,064         2,512         2,993         12,753       11,853
Depreciation and
  amortization........      10,903        9,066       7,636           782         1,097         1,175          8,434        8,113
                       -----------  -----------  ----------  --------------  ------------  ------------  -----------  -----------
Income (loss) before
  extraordinary
  items...............       9,877        9,867       9,944           826          (538)         (969)         6,297        7,317
Extraordinary items...           0            0           0             0             0             0        (11,115)           0
                       -----------  -----------  ----------  --------------  ------------  ------------  -----------  -----------
Net income (loss).....       9,877        9,867       9,944           826          (538)         (969)        (4,818)       7,317
Preferred dividends...         485            0           0             0             0             0            521          312
                       -----------  -----------  ----------  --------------  ------------  ------------  -----------  -----------
Net income (loss)
  available for common
  shareholders of
  Kranzco............. $     9,392  $     9,867  $    9,944    $      826      ($   538)     ($   969)   ($    5,339) $     7,005
                       -----------  -----------  ----------  --------------  ------------  ------------  -----------  -----------
                       -----------  -----------  ----------  --------------  ------------  ------------  -----------  -----------
Ratio of earnings to
  fixed charges.......        1.50         1.72        1.99          1.78          0.79          0.68           1.40         1.51
EARNINGS PER SHARE:
Income (loss) before
  extraordinary items
  per Kranzco Common
  Share...............        0.91         0.96        1.16          0.11         21.00       (203.00)          0.61         0.68
Net income (loss) per
  Kranzco Common
  Share...............        0.91         0.96        1.16          0.11         21.00       (203.00)         (0.52)        0.68
Distributions to
  Shareholders of
  Kranzco per Kranzco
  Common Share........ $      1.92  $      1.90  $     1.84    $      .22      $      0      $      0    $      1.44  $      1.44
Weighted average
  number of Kranzco
  Common Shares
  outstanding.........  10,322,858   10,315,497   8,590,850     8,064,497         1,000         1,000     10,326,086   10,318,184

BALANCE SHEET DATA:
Real estate, before
  accumulated
  depreciation........ $   368,073  $   318,870  $  258,166    $  225,596      $ 41,515      $ 40,675    $   369,870  $   367,618
Total assets.......... $   372,983  $   331,779  $  298,813    $  251,720      $ 40,481      $ 40,369    $   361,668  $   373,728
Total mortgages and
  notes payable....... $   204,247  $   160,771  $  118,566    $  119,798      $ 32,620      $ 32,204    $   212,716  $   201,705

------------------
(1) The Kranzco Controlled Properties consist of substantially all of the net assets of Kranzco Realty, Inc., a predecessor of Kranzco, and the five of the Kranzco Properties owned by a predecessor of Kranzco and acquired by Kranzco in November 1992.

SELECTED HISTORICAL FINANCIAL INFORMATION FOR UPI

     The following table sets forth selected financial information for UPI on an historical cost basis. This information should be read in conjunction with and is qualified in its entirety by UPI's financial statements included elsewhere in this Proxy Statement/Prospectus. The selected historical financial information for each of the five years in the period ended December 31, 1995 has been derived from audited financial statements. The selected historical information for the nine months ended September 30, 1996 has been derived from unaudited financial statements. The financial data presented in the table below includes amounts relating to the UPI Properties for periods prior to the applicable date of the UPI Transfer. Only revenue and expense amounts from the applicable date of the UPI Transfer through December 31, 1995 and September 30, 1996, respectively, are included below. The financial data presented below for the years ended December 31, 1994 and 1995, prior to the UPI Transfer, gives effect to an allocation to UPI of (i) a portion of the salaries of Milestone's officers and certain other general and administrative expenses of Milestone and (ii) a portion of Milestone's income tax expenses that UPI would have incurred had the UPI Transfer been effected during such earlier periods.

                                                                                                        NINE MONTHS ENDED
                                                    YEAR ENDED DECEMBER 31,                               SEPTEMBER 30,
                              -------------------------------------------------------------------   -------------------------
                                 1995          1994          1993          1992          1991          1996          1995
                              -----------   -----------   -----------   -----------   -----------   -----------   -----------
                                                   (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
INCOME STATEMENT:
  Revenue..................   $     8,102   $     7,908   $     7,268   $     5,396   $     2,874   $     6,173   $     6,010
  Net income before taxes..         1,903         1,586         1,998         2,503         1,813           945         1,554
  Net income after taxes...         1,161           968         1,998         2,503         1,813           576         1,010
  Net income after
    preferred dividends....         1,063           968         1,998         2,503         1,813           271         1,010
  Net income per share of

    UPI Common Stock(3)....           n/a           n/a           n/a           n/a           n/a          0.07           n/a
  Ratio of earnings to
    fixed charges and
    preferred
    dividends(1)...........          1.72          1.63          1.99          3.19         13.56          1.18          1.84
BALANCE SHEET DATA:
  Total assets.............   $    51,650   $    53,296   $    52,371   $    51,020   $    27,602   $    51,155   $    51,917
  Real estate assets.......        50,780        52,278        51,539        50,351        27,276        49,643        51,080
  Total debt...............        29,043        29,704        24,967        17,807         3,840        30,545        29,212
  UPI Preferred Stock......         6,500             0             0             0             0         4,229             0
  Stockholders' equity.....        15,412           n/a           n/a           n/a           n/a        15,390             0
  Net assets...............           n/a        23,528        27,361        33,148        23,747           n/a   $    22,526
OTHER FINANCIAL DATA:
  EBITDA(2)................   $     6,160   $     5,879   $     6,129   $     4,824   $     2,665   $     4,092   $     4,657
  Cash flow provided by
    operations.............         3,419         2,660         3,964         3,695         2,520         1,620         2,389
OTHER REAL ESTATE DATA:
  Number of UPI
    Properties.............            16            16            15            14            11            16            16
  Total gross leasable
    area...................     1,346,435     1,346,435     1,293,733     1,177,581       673,542     1,346,435     1,346,435
  Occupancy %..............         92.7%         92.5%         95.5%        98.24%        99.17%         99.0%         92.7%

------------------
(1) The ratio of earnings to fixed charges represents the number of times fixed charges were covered by earnings. For purposes of the foregoing calculations, fixed charges include interest and preferred dividend requirements increased to an amount representing pre-tax earnings which would be required to cover such dividend requirements. Earnings, for purposes of the ratio, are equal to earnings before income taxes plus interest and amortization of debt financing costs.

(2) Earnings before interest, taxes, depreciation and amortization ('EBITDA') is defined as total revenues less operating expenses. Operating expenses is defined as property operating and maintenance expenses (before depreciation and amortization and any valuation allowance), property management fees, real estates and general and administrative expenses. UPI believes that EBITDA is a relevant financial measure used by companies within the real estate industry to indicate a company's ability to service indebtedness. EBITDA, however, should not be considered as an alternative to net income (determined in accordance with generally accepted accounting principles) as an indication of UPI's financial performance or to cash flow from operating activities (determined in accordance with generally accepted accounting principles) as a measure of liquidity.

(3) As a result of the UPI Transfer, historical earnings per share data has been deleted as it does not provide meaningful information.

SELECTED UNAUDITED COMBINED CONDENSED PRO FORMA FINANCIAL INFORMATION FOR KRANZCO AND SUBSIDIARIES


     The following tables set forth selected unaudited combined condensed pro forma financial information for Kranzco and its subsidiaries as of September 30, 1996, and for the nine months ended September 30, 1996 and for the year ended December 31, 1995. The pro forma operating data has been presented in each case as if the Merger had occurred as of January 1, 1995 and the pro forma balance sheet has been presented as if the Merger had occurred on September 30, 1996. Preparation of the selected unaudited combined condensed pro forma financial information was based on assumptions deemed appropriate by the management of Kranzco and UPI. The assumptions give effect to the Merger under the purchase method of accounting in accordance with generally accepted accounting principles and the combined entity qualifying as a REIT, distributing all of its taxable income and, therefore, incurring no federal income tax expense during the periods presented. The selected unaudited pro forma financial information is based on unaudited financial information and is not necessarily indicative of the results of operations which actually would have occurred if the transactions had been consummated at the beginning of the periods presented, nor does it purport to represent or project the future financial position and results of operations for future periods. The pro forma information should be read in conjunction with the historical financial statements of Kranzco (and the notes thereto) incorporated by reference into this Proxy Statement/Prospectus and the historical financial statements of UPI (and the notes thereto) included elsewhere in this Proxy Statement/Prospectus.

 Pro Forma Combined Condensed Balance Sheet for Kranzco and Subsidiaries as of September 30, 1996 (Unaudited)

                                                                                                MERGER
                                                                KRANZCO           UPI          PRO FORMA       PRO FORMA
                                                              (HISTORICAL)    (HISTORICAL)    ADJUSTMENTS        TOTAL
                                                              ------------    ------------    -----------      ---------
                                                                            (DOLLAR AMOUNTS IN THOUSANDS)
                          ASSETS
Shopping centers at cost, net..............................     $336,870        $ 48,938        $17,157(A)     $402,965
Property held for sale, net................................           --             705             --             705
Cash and marketable securities.............................        7,195             471         (3,716)(B)       3,950
Restricted cash relating to mortgages......................          278              --             --             278
Rents and other receivables, net...........................        9,734             524             --          10,258
Due from related party.....................................           --              41            (41)(C)           0
Prepaid expenses...........................................        2,776             273             --           3,049
Deferred financing costs, net..............................        1,911             203           (203)(C)       1,911
Other deferred costs, net..................................        1,893              --            (50)(C)       1,843
Other assets...............................................        1,011              --             --           1,011
                                                              ------------    ------------                     ---------
Total assets...............................................     $361,668        $ 51,155                       $425,970
                                                              ------------    ------------                     ---------
                                                              ------------    ------------                     ---------
                        LIABILITIES
Mortgages and notes payable................................     $212,716        $ 30,545             --        $243,261

Tenant security deposits...................................        1,126              --             --           1,126
Accounts payable and accrued expenses......................        1,732             734             --           2,466
Due to related party.......................................           --               7             (7)(C)          --
Other liabilities..........................................        1,141             250             --           1,391
Distributions Payable......................................        5,106              --             --           5,106
                                                              ------------    ------------                     ---------
Total liabilities..........................................      221,821          31,536                        253,350
                                                              ------------    ------------                     ---------

UPI Preferred Stock........................................           --           4,229         (4,229)(E)          --
Kranzco Series C Preferred Shares..........................           --              --          4,229(E)        4,229
                   BENEFICIARIES' EQUITY
Kranzco Common Shares and Kranzco Preferred Shares.........          104              38            (27)(D)         115
Capital in excess of par value.............................      187,129          15,180         13,353(D)      215,662
Cumulative net income available for Kranzco Common
  Shares...................................................       24,690             172           (172)(D)      24,690
Cumulative distributions on Kranzco Common Shares..........      (71,926)             --             --         (71,926 )
                                                              ------------    ------------                     ---------
                                                                 139,997          15,390                        168,541
                                                              ------------    ------------                     ---------
Unearned compensation on restricted Kranzco Common
  Shares...................................................         (150)             --             --            (150 )
                                                              ------------    ------------                     ---------
Total beneficiaries' equity................................      139,847          15,390             --         168,391
                                                              ------------    ------------                     ---------
Total liabilities and beneficiaries' equity................     $361,668        $ 51,155             --        $425,970
                                                              ------------    ------------                     ---------
                                                              ------------    ------------                     ---------

The accompanying notes and management's assumptions are an integral part of this statement.

Notes and Management's Assumptions to Pro Forma Combined Condensed Balance Sheet for Kranzco and Subsidiaries as of September 30, 1996

         Adjustment to reflect investment in properties at fair value and purchase price
(A)        allocation:
                                                                             (DOLLAR AMOUNTS
                                                                              IN THOUSANDS)
                                                                             ---------------
         Total Purchase Price..............................                   $       65,318
         Less: Other net assets acquired at fair value--
         Cash..............................................   $       471
         Rents & Other receivables, net....................           524
         Due from related party............................            41
         Prepaid expenses..................................           273
         Accounts payable and accrued expenses.............          (734)
         Due to related party..............................            (7)

         Other liabilities.................................          (250)              (318)
                                                              -----------    ---------------
                                                                                      65,000
         Plus: Acquisition costs...........................                            1,800
                                                                             ---------------
                                                                                      66,800
         Less: Historical book value of UPI Properties.....                          (49,643)
                                                                             ---------------
         Net property adjustment...........................                   $       17,157
                                                                             ---------------
                                                                             ---------------
(B)      Adjustments to cash:
         Property acquisition costs........................                   $        1,550
         Preferred Share costs of registration.............                              200
         Cash merger expenses incurred by UPI..............                            2,000
         Settlement of related party balances..............                               34
                                                                             ---------------
                                                                                     ($3,716)
                                                                             ---------------
                                                                             ---------------
(C)      To record closing adjustments:
         Receipt of due from related party.................                              (41)
         Reclassification of UPI costs in this transaction
           to property.....................................                             (200)
         Elimination of UPI's deferred financing costs not
           related to this transaction.....................                             (203)
         Reclassification of Kranzco's deferred transaction
           costs...........................................                              (50)
         Payment of due to related party...................                               (7)
(D)      Adjustment to reflect purchase accounting in the equity section:

                                                                                               CAPITAL
                                                                            COMMON AND        IN EXCESS      CUMULATIVE
                                                                         PREFERRED SHARES    OF PAR VALUE    NET INCOME
                                                                         ----------------    ------------    -----------
      Reverse UPI equity..............................................         ($38)           ($15,180)        ($172)
      Issuance of Kranzco Series B Preferred Shares...................           11              28,733            --
      Costs of Issuance...............................................           --                (200)           --
                                                                              -----          ------------    -----------
                                                                               ($27)           $ 13,353         ($172)
                                                                              -----          ------------    -----------
                                                                              -----          ------------    -----------

(E)   To reflect the retirement of UPI Preferred Stock and the issuance of Kranzco Series
        C Preferred Shares

       Pro Forma Combined Condensed Statement Of Operations for Kranzco and
        Subsidiaries for the Nine Months Ended September 30, 1996 (Unaudited)

                                                                                           MERGER
                                                           KRANZCO           UPI          PRO FORMA        PRO FORMA
                                                         (HISTORICAL)    (HISTORICAL)    ADJUSTMENTS         TOTAL
                                                         ------------    ------------    -----------      -----------
                                                                        (DOLLAR AMOUNTS IN THOUSANDS,
                                                                       EXCEPT SHARE AND PER SHARE DATA)
Revenues:
Minimum rent..........................................   $     31,270       $5,499              --        $    36,769
Percentage rent.......................................            726          116              --                842
Expense reimbursements................................          8,852          502              --              9,354
Interest income.......................................            523           --              --                523
Other.................................................             83           56              --                139
                                                         ------------    ------------    -----------      -----------
Total revenues........................................         41,454        6,173              --             47,627
                                                         ------------    ------------    -----------      -----------
Operating expenses:
Operations and maintenance............................          7,099          438              --              7,537
Real Estate Taxes.....................................          4,514          326              --              4,840
General & Administrative..............................          2,357        1,317            (977)(A)          2,697
                                                         ------------    ------------    -----------      -----------
Total operating expenses..............................         13,970        2,081            (977)            15,074
                                                         ------------    ------------    -----------      -----------
Operating income......................................         27,484        4,092             977             32,553
                                                         ------------    ------------    -----------      -----------
Mortgage Interest.....................................         12,753        1,912              --             14,665
Depreciation and amortization.........................          8,434        1,235             322(B)           9,991
                                                         ------------    ------------    -----------      -----------
Net income before income taxes and extraordinary
  items...............................................          6,297          945             655              7,897
Provision for income taxes............................             --          369            (369)(C)             --
                                                         ------------    ------------    -----------      -----------
Net income before extraordinary items.................          6,297          576           1,024              7,897
                                                         ------------    ------------    -----------      -----------
Preferred distributions:
Kranzco Series A Preferred Shares.....................            521           --              --                521
Kranzco Series B Preferred Shares.....................             --           --           2,102(D)           2,102
Kranzco Series C Preferred Shares.....................             --          305             (51)(E)            254
                                                         ------------    ------------    -----------      -----------
Total preferred share distributions...................            521          305           2,051              2,877
                                                         ------------    ------------    -----------      -----------
Net income before extraordinary items for common
  shareholders........................................   $      5,776       $  271         ($1,027)       $     5,020
                                                         ------------    ------------    -----------      -----------
                                                         ------------    ------------    -----------      -----------

Net income before extraordinary items per common
  share...............................................   $       0.56                                     $      0.49
Weighted average Kranzco common shares outstanding....     10,331,000                                      10,331,000

The accompanying notes and management's assumptions are an integral part of this statement.
------------------

       Pro Forma Combined Condensed Statement Of Operations for Kranzco and
        Subsidiaries for the Year Ended December 31, 1995 (Unaudited)

                                                                     UNION PROPERTY
                                                   KRANZCO REALTY      INVESTORS,       PRO FORMA
                                                       TRUST              INC.         ADJUSTMENTS         TOTAL
                                                   --------------    --------------    -----------      -----------
                                                   (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)
Revenues:
Minimum rent....................................    $     40,259       $    7,156               --      $    47,415
Percentage rent.................................           1,044              100               --            1,144
Expense reimbursements..........................          10,988              743               --           11,731
Interest income.................................             902               --               --              902
Other...........................................             277              103               --              380
                                                   --------------    --------------    -----------      -----------
Total revenues..................................          53,470            8,102               --           61,572
                                                   --------------    --------------    -----------      -----------
Operating expenses:
Operations and maintenance......................           7,605              544               --            8,149
Real Estate Taxes...............................           5,948              482               --            6,430
General & Administrative........................           2,929              916             (440)(A)        3,405
                                                   --------------    --------------    -----------      -----------
Total operating expenses........................          16,482            1,942             (440)          17,984
                                                   --------------    --------------    -----------      -----------
Operating income................................          36,988            6,160              440           43,588
                                                   --------------    --------------    -----------      -----------
Mortgage Interest...............................          16,208            2,617               --           18,825
Depreciation and amortization...................          10,903            1,640              429(B)        12,972
                                                   --------------    --------------    -----------      -----------
Net income before taxes.........................           9,877            1,903               11           11,791
Provision for income taxes......................              --              742             (742)(C)           --
                                                   --------------    --------------    -----------      -----------
Net income......................................           9,877            1,161              753           11,791
                                                   --------------    --------------    -----------      -----------
Preferred distributions:
Kranzco Series A Preferred Shares...............             485               --               --              485
Kranzco Series B Preferred Shares...............              --               --            2,803(D)         2,803
Kranzco Series C Preferred Shares...............              --               98              240(E)           338
                                                   --------------    --------------    -----------      -----------

Total preferred share distributions.............             485               98            3,043            3,626
                                                   --------------    --------------    -----------      -----------
Net income for common shareholders..............    $      9,392       $    1,063      ($    2,290)     $     8,165
                                                   --------------    --------------    -----------      -----------
                                                   --------------    --------------    -----------      -----------
Net income per common share.....................    $       0.91               --               --      $      0.79
Common shares outstanding.......................      10,323,000               --               --       10,323,000

The accompanying notes and management's assumptions are an integral part of this statement.
------------------

     The extraordinary loss of $11,052 on refinancing recorded in the second quarter of 1996 and the loss of $63 on the sale of real estate recorded in the first quarter of 1996 by Kranzco have been excluded from the pro forma presentation of the Statement of Operations.

                                                                                        SEPTEMBER 30,     DECEMBER 31,
                                                                                            1996              1995
                                                                                        -------------     ------------
                                                                                        (DOLLAR AMOUNTS IN THOUSANDS)
(A)      To eliminate general and administrative and management costs not incurred after the Merger.
         General and administrative................................................        $   400          $    527
         Related party management fees.............................................            917               389
                                                                                        -------------     ------------
                                                                                             1,317               916
         Less: estimated general and administrative expenses.......................            340               476
                                                                                        -------------     ------------
                                                                                           $   977          $    440
                                                                                        -------------
                                                                                        -------------     ------------
                                                                                                          ------------

(B)      To record additional depreciation incurred after the Merger.
         Estimated adjustments to fair value upon Merger...........................        $17,157          $ 17,157
                                                                                        -------------
                                                                                        -------------     ------------
                                                                                                          ------------
         Building portion of estimated adjustments to fair value upon Merger.......        $12,868          $ 12,868
                                                                                        -------------
                                                                                        -------------     ------------
                                                                                                          ------------
         Depreciation expense calculated based on Kranzco's estimated useful life
         of 30 years...............................................................        $   322          $    429
                                                                                        -------------
                                                                                        -------------     ------------

                                                                                                          ------------

(C)      To eliminate income tax provision for Federal Income Tax..................        $   369          $    742
                                                                                        -------------
                                                                                        -------------     ------------
                                                                                                          ------------

(D)      To record preferred distributions of 9.75% on the Kranzco Series B
         Preferred Shares..........................................................
         Face value of the Kranzco Series B Preferred Shares.......................        $28,744          $ 28,744
                                                                                        -------------
                                                                                        -------------     ------------
                                                                                                          ------------
         Distributions.............................................................        $ 2,102          $  2,803
                                                                                        -------------
                                                                                        -------------     ------------
                                                                                                          ------------

(E)      To record preferred distributions of 8% per year on $4,229 of the Kranzco
         Series C Preferred Shares.
         Face value of the Kranzco Series C Preferred Shares.......................        $ 4,229          $  4,229
                                                                                        -------------
                                                                                        -------------     ------------
                                                                                                          ------------
         Distributions.............................................................        $   254          $    338
         Less: previously recorded.................................................            305                98
                                                                                        -------------     ------------
                                                                                              ($51)         $    240
                                                                                        -------------
                                                                                        -------------     ------------
                                                                                                          ------------

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
              FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF UPI

GENERAL

     UPI is currently engaged in the business of acquiring, owning and developing real estate, primarily consisting of shopping centers and single tenant commercial retail properties. Currently, UPI's business consists of owning the UPI Properties.

     Prior to entering into the Merger Agreement, UPI had been exploring certain alternatives to enable it to qualify for treatment as a REIT or to sell UPI's stock or assets to, or merge with, a REIT, to enhance its common stockholder value and, to the extent it would enhance its common stockholder value to qualify for treatment as a REIT, to explore opportunities for the acquisition of additional REIT qualified assets, particularly income-producing properties.

RESULTS OF OPERATIONS


     The revenue and expense amounts discussed in this management's discussion and analysis for the years ended December 31, 1995 and 1994 include historical revenue and expense amounts relating to the operation of the UPI Properties for the years ended December 31, 1994 and 1993 and for the period from January 1, 1995 through October 30, 1995, the date of completion of the UPI Transfer. Such amounts give effect to an allocation to UPI of a portion of the salaries of Milestone's officers and general and administrative expenses related to Milestone's corporate office and an allocation of Milestone's income taxes associated with the historical revenue and expense amounts relating to the UPI Properties that UPI would have incurred on a stand-alone basis. None of the foregoing allocations were made with respect to UPI for the year ended December 31, 1993.

  Nine Months Ended September 30, 1996 Compared to Nine Months Ended September 30, 1995

     Revenues for the nine months ended September 30, 1996 increased by $163,392, or 2.72%, to $6,173,467 from $6,010,075 for the nine months ended
September 30, 1995, primarily due to an increase in occupancy generating revenue of approximately $160,000.

     Operating expenses for the nine months ended September 30, 1996 increased by $728,403, or 53.84%, to $2,081,259 from $1,352,856 for the nine months ended
September 30, 1995, primarily due to the net effect of (i) an increase in asset and management fees to a related party of approximately $394,000 related to the MPMI Agreement (as defined hereinafter) (ii) an increase in common area maintenance expense of approximately $98,000 primarily due to increased snow removal costs incurred in 1996, (iii) a decrease in insurance expense of approximately $67,000 due to a lower insurance premium in 1996, and (iv) an increase in professional fees of approximately $297,000 primarily due to expenses incurred in connection with a possible sale or merger transaction.

     Interest expense for the nine months ended September 30, 1996 increased by $21,000, or 1.10%, to $1,911,899 from $1,890,899 for the nine months ended
September 30, 1995, primarily due to borrowings beginning in April 1996 drawn against UPI's line of credit with First Union National Bank of Florida ('First Union').

     Depreciation and amortization for the nine months ended September 30, 1996 increased by $23,152, or 1.91%, to $1,235,729 from $1,212,577 for the nine months ended September 30, 1995, primarily due to minor property improvements incurred during 1995.

  Calendar Year 1995 Compared to Calendar Year 1994

     Revenues increased in 1995 by $194,413, or 2.46%, to $8,102,105 from $7,907,692 in 1994, primarily due to the net effect of (i) an increase in base rent revenue of approximately $133,000 due to a full year of operation of the UPI Property located in Cary, North Carolina purchased on February 3, 1994 and a general increase in occupancy, (ii) a decrease in percentage rent of approximately $37,000 due to decreased tenant sales attributable to the winding-down of operations at the Builders Square store at the UPI Property located in Livonia, Michigan and the assignment of the operating lease at such property to Musicland Group, Inc. and (iii) an increase in other income of approximately $101,000 primarily due to termination fee income received in 1995 resulting primarily from the termination of a lease by PNC Bank at the UPI Property located in Chambersburg, Pennsylvania.

     Operating expenses decreased in 1995 by $86,708, or 4.27%, to $1,941,793 from $2,028,501 in 1994, primarily due to the net effect of (i) a decrease in common area maintenance expenses of approximately $34,000 due to significant expenses incurred in 1994 related to snow removal which were not incurred in 1995, (ii) a decrease in aggregate real estate tax expense of approximately $25,000 due to lower assessments and/or lower tax rates in 1995, (iii) an increase in management fees to a related party of approximately $137,000 due to a change in the calculation of such fees in connection with the MPMI Agreement,
(iv) a decrease in insurance expense of approximately $55,000 due to a lower premium in 1995 and (v) a decrease in salaries, general and administration, of approximately $109,000 due to a reduction in corporate expenses.

     Interest expense increased in 1995 by $137,858, or 5.56%, to $2,616,605 from $2,478,747 in 1994, due to a full year of interest expense in 1995 attributable to the financing secured by the mortgage on the UPI Property located in Flint, Michigan, which financing was obtained on March 17, 1994, and the mortgage on the UPI Property located in Cary, North Carolina obtained on February 3, 1994.

     Depreciation and amortization expense increased in 1995 by $51,042, or 3.21%, to $1,640,584 from $1,589,542 in 1994, primarily due to a full year of depreciation expense in 1995 related to the UPI Property located in Cary, North Carolina and due to additional building improvements of $119,387 paid for in 1995.

     In 1994, Milestone recorded a valuation allowance of $224,488 for the UPI Property located in Richmond, Virginia that was formerly leased to Ames Department Store, Inc. in order to reflect its estimated net realizable value. Ames rejected the lease on this property through its bankruptcy proceedings. In 1995, management determined that an additional write down of the property was not necessary. Such property has been classified as property held for sale.

  Calendar Year 1994 Compared to Calendar Year 1993

     Revenues increased in 1994 by $639,864, or 9%, to $7,907,692 from $7,267,828 in 1993, primarily due to (i) an increase of rental income of $508,430 attributable to the acquisition in February 1994 of the UPI Property located in Cary, North Carolina and a full year of rental income from the UPI Property located in Columbus, Mississippi, which was acquired in April 1993, and
(ii) an increase in tenant reimbursements of $50,113 attributable primarily to the UPI Property located in Cary, North Carolina.

     Operating expenses increased in 1994 by $889,709, or 78%, to $2,028,501 from $1,138,792 in 1993, primarily due to (i) an increase in operating expenses of $102,428 attributable to the acquisition of the UPI Property located in Cary, North Carolina, (ii) an increase in operating expenses of $40,775 attributable to a full year of operation for the UPI Property located in Columbus, Mississippi, (iii) a general increase in common area maintenance expenses for the UPI Properties and (iv) an increase in salaries, general and administration, of approximately $575,000 as such costs were not allocable prior to fiscal year 1994.

     Interest expense increased in 1994 by $465,148, or 23%, to $2,478,747 from $2,013,599 in 1993, primarily due to (i) interest expenses of $185,311 and $121,883 on the UPI Properties located in Flint, Michigan and Cary, North Carolina, respectively, and (ii) increased interest expenses of $81,862 and $61,054 on the UPI Properties located in Columbia, South Carolina and Columbus, Mississippi, respectively. The interest expense for the Flint, Michigan property is attributable to the indebtedness incurred on such property in March 1994, which is secured by a mortgage on such property. The interest expense for the Cary, North Carolina property is attributable to the acquisition of such property in February 1994. The interest expense on the Columbia, South Carolina property and the Columbus, Mississippi property increased in 1994 as a result of such properties realizing interest expenses for a full year of operations as compared with interest expenses on nine and eight months of operations, respectively, for each such property in 1993.

     Depreciation and amortization increased in 1994 by $83,135, or 6%, to $1,589,542 from $1,506,407 in 1993, primarily due to depreciation increases of $37,220 and $32,252 for the UPI Properties located in Cary, North Carolina and Columbus, Mississippi, respectively.

     In 1994, Milestone recorded a valuation allowance of $224,488 for the UPI Property located in Richmond, Virginia that was formerly leased to Ames Department Store, Inc. in order to reflect its estimated net realizable value. Ames Department Stores had previously leased such single tenant property but, in the course of its Chapter 11 bankruptcy proceedings, had rejected the lease and vacated the property in April 1993 pursuant to provisions of the U.S. Bankruptcy Code and Ames' plan of reorganization. Such property has been classified as property held for sale.

MERGER EXPENSES

     On November 12, 1996, UPI entered into the Merger Agreement. Through the first nine months of 1996, UPI incurred merger costs (comprised primarily of legal, financial advisor and accounting fees) of approximately $200,000. UPI expects to incur significant additional merger-related costs prior to consummation of the Merger.

LIQUIDITY AND CAPITAL RESOURCES

     A significant portion of UPI's cash flows from operations is currently being used to pay principal and interest expenses on the mortgages underlying the UPI Properties and to pay to Milestone (i) certain fees for administrative and property management services pursuant to the MPMI Agreement and the Management Services Agreement (as defined hereinafter) and (ii) dividends and the quarterly redemption price for the UPI Preferred Stock.


     Most of the UPI Properties are encumbered by first mortgages. As of January 1, 1997, borrowings on the UPI Properties consisted of the following: (1) a $1.6 million mortgage obtained in October 1989 encumbering the Livonia, Michigan property; (2) a $2.2 million mortgage obtained in December 1991 encumbering the Harrodsburg, Kentucky property; (3) a $5.5 million mortgage obtained in January 1992 encumbering the Chambersburg, Pennsylvania property; (4) a $5.1 million mortgage obtained in June 1992 encumbering the Bainbridge, Georgia property; (5) a $3.1 million mortgage obtained in December 1992 encumbering the Spartanburg, South Carolina property; (6) a $4.7 million mortgage obtained in March 1993 encumbering the Columbia, South Carolina property; (7) a $2.1 million mortgage obtained in April 1993 encumbering the Columbus, Mississippi property; (8) a $1.6 million mortgage obtained in February 1994 encumbering the Cary, North Carolina property and (9) a $3.2 million mortgage obtained in March 1994 encumbering the Flint, Michigan property.

     As a result of UPI's redemptions of the UPI Preferred Stock, the dividend rate on the UPI Preferred Stock decreased from 9% to 8% effective January 1, 1996. The 8% dividend rate will remain in effect to the extent that a minimum of $270,833 of the UPI Preferred Stock is redeemed quarterly (see 'DESCRIPTION OF UPI CAPITAL STOCK--UPI Preferred Stock'). On each of July 1, 1996 and October 1, 1996, UPI redeemed 27,083 shares of the UPI Preferred Stock for a per quarter redemption price of $270,833.

     UPI has a $3,000,000 line of credit with First Union with borrowings to bear interest, at the option of UPI, at either prime plus 0.25% or LIBOR plus 2.2%. The line of credit, which was obtained by Milestone in February 1995 and assigned to UPI in November 1995, has an 18-month term which may be extended and is secured by a first mortgage encumbering the UPI Property located in Morganton, North Carolina. Although, the term of such line came due on October 24, 1996, UPI entered into an agreement with First Union on December 19, 1996 to extend the line until the earlier of March 31, 1997 or the consummation of the Merger. As of September 30, 1996, UPI had borrowed $2,000,000 which was then outstanding under such line of credit.

     UPI's existing borrowings and the encumbrances on the UPI Properties securing those borrowings may inhibit or result in increased costs to UPI in connection with its ability to incur future indebtedness and/or raise substantial equity capital in the marketplace.

     UPI expects to meet its short term financing needs with cash generated from the operation of the UPI Properties and funds available under its line of credit with First Union. UPI is not aware of any trends or events, commitments or uncertainties that will impact liquidity in a material way, and management believes that the cash generated from operations, cash presently on hand, and the availability of the First Union credit line will be sufficient to meet UPI's cash needs through 1997.

CASH FLOWS

  Nine Months Ended September 30, 1996 Compared to Nine Months Ended September 30, 1995


     Net cash flow provided by operating activities of $1,619,785 for the nine months ended September 30, 1996 included net income of $575,657, non-cash adjustments to net income of $1,235,729 for depreciation and amortization expense, and a net change in operating assets and liabilities of $191,601, compared to net cash flow provided by operating activities of $2,389,014 for the nine months ended September 30, 1995, which included net income of $1,009,933, non-cash adjustments to net income of $1,212,577 for depreciation and amortization expense, and a net change in operating assets and liabilities of $166,504.

     Net cash flow used in investing activities of $80,385 for the nine months ended September 30, 1996 included capital expenditures for property improvements. For the nine months ended September 30, 1995, no cash was used in or provided by investing activities.

     Net cash flow used in financing activities of $1,171,136 for the nine months ended September 30, 1996 included principal repayments on mortgages and notes payable of $497,927, proceeds from mortgage note payable of $2,000,000, redemptions of $2,270,833 of UPI Preferred Stock, payment of dividends of $304,579 on the UPI Preferred Stock, and a decrease in redeemable preferred stock dividend payable of $97,797, compared to net cash flow used in financing activities of $2,389,014 for the nine months ended September 30, 1995, which included principal repayments on mortgages and notes payable of $492,271, and net distributions to the corporate accounts of Milestone of $1,896,743.

  Calendar Year 1995 Compared to Calendar Year 1994

     Net cash flow provided by operating activities of $3,418,900 for the year ended December 31, 1995 included net income of $1,160,905 adjusted for non-cash items (depreciation and amortization) of $1,640,584 and a net change in operating assets and liabilities of $617,411, compared to net cash flow provided by operating activities of $2,660,279 for the year ended December 31, 1994, which included net income of $967,713 adjusted for non-cash items (depreciation and amortization and valuation allowance) of $1,814,030 and a net change in operating assets and liabilities of $121,464.

     Net cash flow used in investing activities of $119,387 for the year ended December 31, 1995 included capital outlay for building improvements compared to net cash flow used in investing activities of $827,697 for the year ended December 31, 1994, which included a cash outlay of $575,000 for the purchase of the UPI Property located in Cary, North Carolina and a capital outlay of $252,697 for building improvements.

     Net cash flow used in financing activities of $3,196,696 for the year ended December 31, 1995 included principal repayments on mortgages and notes payable of $661,477, payment of dividends on the UPI Preferred Stock of $97,797, and net distributions of $2,535,219 to the corporate accounts of Milestone, compared to net cash flow used in financing activities of $1,832,582 for the year ended December 31, 1994, which included principal repayments on mortgage payable of $538,368, proceeds for the Cary mortgage of $3,550,000, and net distributions of $4,844,214 to the corporate accounts of Milestone.

                                 THE COMPANIES

BUSINESS OF KRANZCO

     Kranzco is a self-administered and self-managed equity REIT, formed in 1992, and is in the business of owning, managing, operating, leasing, acquiring and expanding neighborhood and community shopping centers. In addition to its own properties, Kranzco provides management services for properties owned by third parties. As of January 1, 1997, Kranzco owned and operated 38 neighborhood and community shopping centers aggregating approximately 5.7 million square feet of gross leasable area located in Connecticut, Maryland, New Jersey, New York, Pennsylvania, Rhode Island and Virginia.

     Kranzco's operating strategies are, among others, to focus on the neighborhood and community shopping center business, actively manage its properties for long-term growth in funds from operations and capital appreciation, maintain, renovate, expand and reconfigure the properties and develop or lease out parcels. Kranzco also intends to continue to make acquisitions where the opportunity to do so on satisfactory terms and conditions presents itself.

     Kranzco is currently negotiating with an institutional lender for a $50,000,000 line of credit, which Kranzco anticipates will be secured by approximately 16 of the Properties which will be unencumbered upon consummation of the Merger. Kranzco expects that the line of credit will be consummated on or about the date of the closing of the Merger. No assurance can be given, however, as to whether or when the line of credit will be obtained.

     The following table sets forth certain information as of January 1, 1997 relating to the Kranzco Properties.

                                                                                                                   AVERAGE
                                                                                         GROSS         TOTAL       MINIMUM
     SHOPPING             LOCATION          YEAR            OWNERSHIP        LAND      LEASABLE     ANNUALIZED      RENT
      CENTER            OF SHOPPING       DEVELOPED         INTEREST/        AREA        AREA         MINIMUM        PER
     PROPERTY              CENTER        OR ACQUIRED      (EXPIRATION)      (ACRES)    (SQ. FT.)       RENT        SQ. FT.
-------------------   ----------------   -----------    -----------------   -------    ---------    -----------    -------
Connecticut
 Golfland             Orange                 1984              Fee             6.20       60,580    $   512,304    $ 8.46
 Groton Square        Groton                 1987              Fee            17.74      191,278      1,925,978    $10.48
 Manchester Kmart     Manchester             1994              Fee            21.06      183,376        525,680    $ 3.13
   Plaza
 Milford              Milford                1966       Leasehold (2020)       3.00       25,200        230,515    $ 9.15
 Orange               Orange                 1967       Leasehold (2006)       3.43       27,000        163,350    $ 6.05
 Parkway Plaza I      Hamden                 1982              Fee             6.55       72,630        570,082    $ 9.23
 Parkway Plaza II     Hamden                 1985              Fee             8.00      154,634        493,380    $ 7.50
 Stratford Square     Stratford              1984              Fee            19.58      159,432      1,270,489    $ 8.37

Maryland
 Anneslie             Baltimore              1993              Fee             9.26      175,444      1,103,907    $ 6.29
 Campus Village       College Park           1995              Fee             1.89       25,529        392,623    $19.08
 Coral Hills          Coral Hills            1995              Fee             7.00       86,050        871,663    $10.55
 Fox Run              Prince Frederick       1994              Fee            40.87      288,278      2,367,943    $ 8.32
 Hillcrest Plaza      Frederick              1995              Fee            12         109,071        832,494    $ 8.55
New Jersey
 Collegetown          Glassboro              1989              Fee            23.00      250,223      1,185,417    $ 4.87
 Hillcrest Mall       Phillipsburg           1985              Fee            18.00      220,985        878,521    $ 6.87
 Suburban Plaza       Hamilton               1994              Fee            23.15      239,723      1,802,031    $ 7.52
New York
 A & P Mamaroneck     Mamaroneck             1976              Fee             2.17       24,978        177,000    $ 7.09
 Cross County         Yonkers                1986              Fee            10.07      216,018      3,495,224    $16.45
   Square
 High Ridge           Yonkers                1977              Fee             8.90       88,501      1,149,120    $13.29
 North Ridge          New Rochelle           1971              Fee             2.80       41,035        799,631    $23.94
 Port Washington      Port Washington        1968       Leasehold (2067)       1.00       19,600         97,200    $ 4.96
 Village Square       Larchmont              1981              Fee             0.93       17,126        182,939    $17.73
Pennsylvania
 69th Street Plaza    Upper Darby            1994              Fee             2.96       42,500        423,224    $ 9.96
 Barn Plaza           Doylestown             1987              Fee            35.00      181,264      1,499,193    $ 8.71
 Bensalem Square      Bensalem               1983              Fee            16.38       72,683        711,086    $10.12
 Best Plaza           Tredyffrin             1993              Fee            11.14      113,000      1,004,746    $ 8.89
 Bethlehem Square     Bethlehem              1987              Fee            48.00      386,820      2,833,266    $ 7.32
 Bradford Mall        Bradford               1990            Fee (2)          30.00      287,389        583,016    $ 2.90
 Bristol Commerce     Bristol                1992              Fee            50.00      273,133      2,285,038    $ 8.53
   Park
 MacArthur Road       Whitehall              1993              Fee             4.74       51,100        164,680    $ 5.99
 Park Hills Plaza     Altoona                1985              Fee            24.00      259,664      1,700,878    $ 6.62
 Pilgrim Gardens      Drexel Hill            1986              Fee             5.00       83,268        820,138    $ 9.99
 Street Road          Bensalem               1993              Fee            10.35       68,031        682,301    $10.49
 Valley Forge Mall    Phoenixville           1985              Fee            18.00      173,562        415,304    $ 3.52
 Whitehall Square     Whitehall              1986              Fee            30.44      298,023      2,622,734    $ 8.80
Rhode Island
 Wampanoag Plaza      East Providence        1989              Fee            18.00      235,325      1,096,649    $ 5.63
Virginia
 Culpeper Town Mall   Culpeper               1995              Fee            27.48      131,086        514,872    $ 4.49
 Marumsco-Jefferson   Woodbridge             1995              Fee            36.00      331,224      1,912,151    $ 7.09
   Plz.
                                                                            -------    ---------    -----------
                      Total                                                  614.09    5,664,763    $40,296,767    $ 7.93
                                                                            -------    ---------    -----------
                                                                            -------    ---------    -----------


     SHOPPING          ANNUAL
      CENTER         PERCENTAGE    PERCENT
     PROPERTY           RENT       LEASED    ANCHOR TENANTS (LEASE EXPIRATION/OPTION EXPIRATION)

-------------------  ----------    -------   ---------------------------------------------------------------

Connecticut

 Golfland             $      0     100.00 %  Pathmark (2008/2038)(1)
 Groton Square          11,350      96.11 %  Bradlees (2007/2027), The Stop & Shop Supermarket Co.
                                             (2007/2027)
 Manchester Kmart            0      91.55 %  Kmart (2002/2022), The Stop & Shop Supermarket Co. (2018/2058),
   Plaza                                     Pep Boys (2016/2036)(1)
 Milford                18,271     100.00 %  Xpect Discount Drug (1999/2009)
 Orange                      0     100.00 %  Pergament Express (2004/2004)
 Parkway Plaza I             0      85.06 %  Pathmark (2007/2037)(1)
 Parkway Plaza II            0      42.52 %  Kids R Us (2006/2026), Rickels (2005/2035)(1)
 Stratford Square            0      95.18 %  Pathmark (2009/2039), Marshalls (2000/2010)(1)
 aryland
 Anneslie                    0     100.00 %  Caldor (2011/2041)
 Campus Village              0      80.59 %  None
 Coral Hills                 0      96.05 %  Shoppers Food Warehouse (2004/2029)
 Fox Run                   591      98.79 %  Kmart (2016/2066), Giant Foods (2021/2051), Peebles
                                             (2012/2032),
                                             Raley's Home Furnishings (2004/2014)
 Hillcrest Plaza         1,636      89.27 %  Shoppers Food Warehouse (1999/2024)
New Jersey
 Collegetown           142,617      97.24 %  Kmart (2001/2021), Acme (1999/2044), Pep Boys (2015/2035)
 Hillcrest Mall         95,575      57.87 %  Superfresh (1998/2008), R & S Strauss (2010/2025)
                                             Staples (2010/2025)
 Suburban Plaza              0     100.00 %  Caldor (2013/2033), Shop Rite (2002/2020)
New York
 A & P Mamaroneck            0     100.00 %  A & P (2006/2016)

 Cross County           12,657      98.33 %  Rickel Home Centers (2012/2032),Kids R Us (2008/2018),

   Square                                    The Sports Authority (2010/2025), T.J. Maxx (2004/2014)

 High Ridge              9,431      97.71 %  Pathmark (2003/2027)

 North Ridge                 0      81.41 %  None

 Port Washington         4,095     100.00 %  North Shore Farms (1998/2033)
 Village Square              0      60.26 %  None
Pennsylvania
 69th Street Plaza           0     100.00 %  Drug Emporium (2000/2000)
 Barn Plaza             92,950      94.98 %  Acme (2007/2037), Marshalls (2004/2019), Toy Warehouse
                                             (2004/2014)
 Bensalem Square             0      96.68 %  Pathmark (2009/2039)
 Best Plaza                  0     100.00 %  Best Products (2010/2030)
 Bethlehem Square          590     100.00 %  Bradlees (2007/2025),T.J. Maxx (2006/2021),
                                             Shop Rite (2010/2030), Toy Works (2000/2015), Home Depot
                                             (2010/2040)

 Bradford Mall          56,589      69.87 %  Kmart (2004/2049), Consolidated Stores (2002/2012)
 Bristol Commerce            0      98.06 %  Superfresh (2008/2038), Caldor (2013/2033)
   Park
 MacArthur Road              0      53.79 %  Frank's Nursery (2002/2032)(4)
 Park Hills Plaza       77,878      98.94 %  Weis Market (1996/2014), Dunham's Sporting Goods(2004/2014),
                                             Carmlike Cinemas (2006/2016), Toys R Us (2015/2035), Staples
                                             (2010/2020), Superpetz (2005/2015)
 Pilgrim Gardens             0      98.56 %  Loehmann's (2003/2013), QVC Network, Inc. (1999/1999)
 Street Road                 0      95.59 %  Drug Emporium (1997/2002), Frank's Nursery (2007/2022)
 Valley Forge Mall      53,874      68.04 %  Thrift Drug (2000/2010)(3)
 Whitehall Square            0     100.00 %  Bradlees (2006/2024), Phar Mor (2001/2016),
                                             The Sports Authority (2006/2036), Kids R Us (2007/2027)
Rhode Island
 Wampanoag Plaza        20,471      82.84 %  Rx Drug (2001/2016), Cherry, Webb & Touraine (2000/2005),
                                             Marshalls (2001/2001), Savers/TVI, Inc.(2010/2025)(1)
Virginia
 Culpeper Town Mall      1,985      87.49 %  Central Tractor(2000/2010), Schewel Furniture (2001/2006)
 Marumsco-Jefferson
   Plz.                189,005      81.40 %  Giant Food Store(2004/2024),Peebles (1999/2004),
                     ----------              Consolidated Stores (2002/2012), Hub Furniture(1997/2012)
                      $789,565      89.73 %
                     ----------
                     ----------


------------------
(1) Includes space for which rent is being paid but which is not presently occupied.

(2) 84,692 square feet gross leasable area is subject to a ground lease which expires in 2004.

(3) The Company signed a lease in November 1996 to lease 60,140 square feet to Ames Realty II.

(4) The Company signed a lease in December 1996 to lease 22,500 square feet to Oak Works.

     The following table sets forth a summary of the expiration of tenant leases at the Kranzco Properties assuming that no option to renew contained in such leases are exercised.

                                                               % OF TOTAL                     % OF TOTAL      BASE RENT
          YEAR             # OF TENANTS    SQUARE FOOTAGE    SQUARE FOOTAGE     BASE RENT     BASE RENT     PER SF LEASED
------------------------   ------------    --------------    --------------    -----------    ----------    -------------
1997....................        103             351,057            6.20%       $ 2,900,305        7.20%        $  8.26
1998....................         80             272,097            4.80%         2,975,862        7.38%        $ 10.94
1999....................         80             364,026            6.43%         3,104,559        7.70%        $  8.53
2000....................         59             271,350            4.79%         2,492,628        6.19%        $  9.19
2001....................         66             450,672            7.96%         3,638,669        9.03%        $  8.07
2002....................         42             427,519            7.55%         2,883,676        7.16%        $  6.75
2003....................         28             184,474            3.26%         1,538,621        3.82%        $  8.34
2004....................         39             474,035            8.37%         3,211,094        7.97%        $  6.77
2005....................         19             146,901            2.59%         1,182,844        2.94%        $  8.05
2006....................         16             306,450            5.41%         2,190,805        5.44%        $  7.15
Thereafter..............         61           1,834,410           32.38%        14,177,704       35.18%        $  7.73
                                ---        --------------        ------        -----------    ----------    -------------
                                593           5,082,991           89.73%       $40,296,767      100.00%        $  7.93

     The following table sets forth a summary of the expiration of tenant leases at the Kranzco Properties assuming that all options to renew contained in such leases are exercised.


                                                               % OF TOTAL                     % OF TOTAL      BASE RENT
          YEAR             # OF TENANTS    SQUARE FOOTAGE    SQUARE FOOTAGE     BASE RENT     BASE RENT     PER SF LEASED
------------------------   ------------    --------------    --------------    -----------    ----------    -------------
1997....................         59             184,712            3.26%       $ 1,276,752        3.17%        $  6.91
1998....................         35              94,434            1.67%         1,022,279        2.54%        $ 10.83
1999....................         32              57,545            1.02%           752,842        1.87%        $ 13.08
2000....................         23              73,804            1.30%           877,803        2.18%        $ 11.89
2001....................         24              97,700            1.72%           770,641        1.91%        $  7.89
2002....................         41             115,181            2.03%         1,495,310        3.71%        $ 12.98
2003....................         41             137,698            2.43%         1,524,405        3.78%        $ 11.07
2004....................         48             209,397            3.70%         1,842,092        4.57%        $  8.80
2005....................         40             119,918            2.12%         1,314,464        3.26%        $ 10.96
2006....................         43             142,789            2.52%         1,652,537        4.10%        $ 11.57
Thereafter..............        207           3,849,813           67.96%        27,767,642       68.91%        $  7.21
                                ---        --------------        ------        -----------    ----------    -------------
                                593           5,082,991           89.73%       $40,296,767      100.00%        $  7.93

BUSINESS OF UPI

  General

     UPI is currently engaged in the business of acquiring, owning and developing real estate, primarily consisting of shopping centers and single tenant commercial retail properties. Currently, UPI's operations consist of the ownership of the UPI Properties.

     UPI was incorporated under the laws of the State of Delaware on November 1, 1994, and, until November 20, 1995, was a wholly owned subsidiary of Milestone. UPI was formed by Milestone for the purpose of effecting the UPI Transfer and the UPI Spin-off. On October 30, 1995, Milestone completed the UPI Transfer, and on November 20, 1995, Milestone effected the UPI Spin-Off.

     There are no limitations on the percentage of assets of UPI which may be invested in any one investment or on the type of investments UPI may make. UPI's policies towards its investments are not subject to the vote of UPI's stockholders. UPI does not intend to invest in the securities of other companies.

  Description of Business

     UPI's operations currently consist of the ownership of the UPI Properties, which are located in the following cities and states:

Tucson, Arizona                       Brookhaven, Mississippi
Bainbridge, Georgia                   Columbus, Mississippi

Harrodsburg, Kentucky                 Cary, North Carolina
Raynham, Massachusetts                Morganton, North Carolina
Flint, Michigan                       Chambersburg, Pennsylvania
Livonia, Michigan                     Columbia, South Carolina
Minnetonka, Minnesota                 Spartanburg, South Carolina
Roseville, Minnesota                  Richmond, Virginia

  Management Agreements

     UPI entered into a property management agreement (the 'MPMI Agreement') on November 20, 1995 with Milestone Property Management, Inc. ('MPMI'), a wholly owned subsidiary of Milestone, under which MPMI performs property management and leasing services for the UPI Properties. Under the MPMI Agreement, MPMI is paid an annual fee of $5,000 for each single tenant UPI Property managed and a fee based on a percentage of the base rental incomes for the remaining UPI Properties. UPI estimates that it will pay MPMI an aggregate fee of approximately $257,000 for property management services provided by MPMI to UPI in 1996 under the MPMI Agreement.

     On November 20, 1995, UPI entered into a management services agreement (the 'Management Services Agreement') with Milestone. Under such agreement, (i) Milestone is required to present to UPI asset acquisition opportunities consistent with the policies and objectives of UPI and to furnish the UPI Board with information concerning the acquisition, holding, performance and disposition of portfolio assets, (ii) UPI is provided with office space in Milestone's principal executive office and Milestone's employees, some of whom are executive officers of UPI, provide all levels of employee services to UPI, and (iii) UPI is obligated to pay Milestone a fee equal to approximately 1.5% of the value of the UPI Properties based primarily on each UPI Property's net operating income from the prior year. UPI estimates that it will pay Milestone an aggregate fee of approximately $963,000 for general management services provided by Milestone to UPI in 1996 under the Management Services Agreement.

     Pursuant to the terms of the Merger Agreement, both the MPMI Agreement and the Management Services Agreement will be terminated if and when the Merger is consummated.

  The UPI Properties

     The sixteen UPI Properties consist of seven single tenant commercial properties and nine shopping centers having, in the aggregate, a gross leasable area ('GLA') of approximately 1,346,000 square feet. The following tables describe the UPI Properties by project type and geographical location:

                                                 GLA       PERCENTAGE
                                 NUMBER OF     (SQUARE        OF
TYPE OF PROPERTY                 PROPERTIES     FEET)      TOTAL GLA
------------------------------   ---------    ---------    ---------

Single Tenant--Retail.........        5         284,840       21.2%
Single Tenant--Restaurant.....        2           8,948         .6
                                     --
                                              ---------    ---------
  Total Single Tenant.........        7         293,788       21.8
Shopping Centers..............        9       1,052,648       78.2
                                     --
                                              ---------    ---------
  Total Properties............       16       1,346,436      100.0%
                                     --
                                     --
                                              ---------    ---------
                                              ---------    ---------

                                                           GLA       PERCENTAGE
                                           NUMBER OF     (SQUARE        OF
LOCATION                                   PROPERTIES     FEET)      TOTAL GLA
----------------------------------------   ---------    ---------    ---------
Northeast...............................        1          55,000        4.1%
Mid-Atlantic............................        4         379,822       28.2
Central.................................        5         228,996       17.0
Southeast...............................        3         504,038       37.4
South...................................        2         163,740       12.2
Southwest...............................        1          14,840        1.1
                                               --
                                                        ---------    ---------
                                               16       1,346,436      100.0%
                                               --
                                               --
                                                        ---------    ---------
                                                        ---------    ---------

     Nine of the UPI Properties can be classified as neighborhood or community shopping centers while the other seven UPI Properties are single tenant commercial buildings. Two of the single tenant buildings are contiguous to, or part of, a larger shopping complex. In such cases, the entire complex is governed by a reciprocal easement agreement, the intent of which is to generally ensure that such contiguous properties are operated as one in terms of availability and accessibility to all customers of the complex. Maintenance of the respective areas, and the costs associated therewith, is the sole responsibility of each of the owners of the portions of the complex. Management believes that all of the UPI Properties are adequately insured.

     Generally, the neighborhood and community shopping centers are located in secondary type markets. These smaller cities are characterized by an employment base which is predominantly light industrial augmented by employment in the service and governmental sectors. In some cases, employment extends to the agricultural sector. The majority of the single tenant properties and three of the strip centers are located in suburbs of major metropolitan areas. No tenant accounted for more than 10% of UPI's gross revenues from real estate in 1995.

  Real Estate Taxes

     Real estate taxes on the UPI Properties are subject to increases in the future that may result from reassessment and/or increases in the tax rate. The following table sets forth selected information relating to real estate taxes and tax rates for each of the UPI Properties.

                                                                                    ANNUAL                      Y/E 1995
                                                                                  REAL ESTATE    REALTY TAX     FEDERAL
LOCATION                                PROPERTY              GLA      ACREAGE       TAXES          RATE       TAX BASIS
------------------------------  -------------------------   -------    -------    -----------    ----------    ----------
Bainbridge, GA................  Bainbridge Town Center      143,729      19.9      $  23,604        2.560%     $5,627,630
Brookhaven, MS................  Brookway Village             47,587       6.0      $  34,986        2.058%     $2,584,733
Cary, NC......................  Cary Plaza                   52,702       9.5      $  42,348        1.252%     $1,388,850
Chambersburg, PA..............  Franklin Center             167,554      26.9      $ 112,198       13.480%     $5,813,334
Columbia, SC..................  Park Center                 189,985      28.1      $  76,696        1.757%     $4,421,400
Columbus, MS..................  Towne Square                116,153       9.8      $  74,825        2.339%     $2,749,466
Flint, MI.....................  Builders Square              80,000       8.2            N/A           N/A     $3,994,371
Harrodsburg, KY...............  Harrodsburg Marketplace      60,048       8.9      $  24,241        0.916%     $2,462,093
Livonia, MI...................  Builders Square              80,000       8.8            N/A           N/A     $3,513,498
Minnetonka, MN................  Vicorp Rest.                  3,881       1.3            N/A           N/A     $  972,383
Morganton, NC.................  Magnolia Plaza              104,726      15.7      $  40,067        1.021%     $6,139,672
Raynham, MA...................  Ames                         55,000       6.0            N/A           N/A     $2,109,948
                                New Bridge Shopping
Richmond, VA..................  Center                       55,000       6.0      $  17,405           N/A     $1,684,183
Roseville, MN.................  Vicorp Rest.                  5,067       1.3            N/A           N/A     $1,228,579
Spartanburg, SC...............  East Main Center            170,322      23.1      $  50,612        2.337%     $3,318,878
Tucson, AZ....................  Insilco Corp.                14,840       0.7            N/A           N/A     $  810,647

                                                                                 LIFE
                                DEPRECIATION            METHOD            TAXABLE/NONTAXABLE
LOCATION                          RATE(1)         TAXABLE/NONTAXABLE            (YRS)
------------------------------  ------------   -------------------------  ------------------
                                <
Bainbridge, GA................      3.17%            Straight Line             31.5
Brookhaven, MS................      2.50%            Straight Line              40
Cary, NC......................      2.55%            Straight Line              39
Chambersburg, PA..............      3.17%            Straight Line             31.5
Columbia, SC..................      3.17%            Straight Line             31.5
Columbus, MS..................      3.15%            Straight Line             31.5
                                                 ACRS Real Property /
Flint, MI.....................      4.43%            Straight Line           19 / 40
Harrodsburg, KY...............      3.17%            Straight Line             31.5
                                                 MACRS Real Property /

Livonia, MI...................      2.97%            Straight Line          31.5 / 40
                                                 MACRS Real Property /
Minnetonka, MN................      2.97%            Straight Line          31.5 / 40
Morganton, NC.................      2.48%            Straight Line              40
                                                 ACRS Real Property /
Raynham, MA...................      4.43%            Straight Line           19 / 40
                                                 ACRS Real Property /
Richmond, VA..................      4.43%            Straight Line           19 / 40
                                                 MACRS Real Property /
Roseville, MN.................      2.97%            Straight Line          31.5 / 40
Spartanburg, SC...............      3.14%            Straight Line             31.5
                                                 ACRS Real Property /
Tucson, AZ....................      4.43%            Straight Line           19 / 40

------------------
(1) The depreciation rate represents the combined rates for both the taxable and the nontaxable portion of the assets, where applicable, for 1995.

  Mortgages on the UPI Properties

     Ten of the UPI Properties are encumbered by first mortgages. The following table sets forth selected information regarding the debt on the UPI Properties.

                                               PRINCIPAL
                                              BALANCE AT
                LOCATION                        9/30/96           INTEREST RATE       AMORTIZATION PROVISIONS
----------------------------------------   -----------------    -----------------  ------------------------------
Livonia, MI.............................      $ 1,580,720            9.625%        Monthly interest payments of
                                                                                   $12,833 until 11/1/94; prin.
                                                                                   and int. payments of $13,600
                                                                                   based on 30 yr. amortization
                                                                                   until maturity
Harrodsburg, KY.........................      $ 2,183,341        9.75% until Dec   Monthly payments of prin. and
                                                                  93; 10% until    int. of $19,245 until Jan.
                                                                    maturity       1994; $19,658 from Feb. 94
                                                                                   until maturity
Chambersburg, PA........................      $ 5,446,125             9.00%        Monthly principal payments of
                                                                                   $3,525 plus interest on
                                                                                   outstanding balance based on
                                                                                   29.16 year amortization
                                                                                   schedule
Bainbridge, GA..........................      $ 5,074,001            10.00%        Monthly payments of interest
                                                                                   only until maturity
Spartanburg, SC.........................      $ 2,969,190            7.125%        Monthly payments of principal
                                                                                   and interest of $26,541 until
                                                                                   Jan 99 when the interest rate
                                                                                   will be further adjusted
DColumbia, SC...........................      $ 4,612,770            7.625%        Monthly payments of principal
                                                                                   and interest of $36,360 until
                                                                                   Apr. 99 when the interest rate

                                                                                   will be further readjusted
Columbus, MS............................      $ 2,024,719             8.50%        Monthly payments of principal
                                                                                   and interest of $29,837 until
                                                                                   maturity
Cary, NC................................      $ 1,558,468            7.875%        Monthly payments of principal
                                                                                   and interest of $16,361 until
                                                                                   maturity
Flint, MI...............................      $ 3,095,297             7.50%        Monthly payments of principal
                                                                                   & interest of $36,538 until
                                                                                   maturity
Morganton, NC...........................      $ 2,000,000            8.0242%       Interest payments only,
                                                                                   adjusted to prime + .25% or
                                                                                   LIBOR + 2.2% every 90 days

                                                                                               BALANCE AT
                                                                             MATURITY      MATURITY (ASSUMING
                LOCATION                      PREPAYMENT PROVISIONS            DATE          NO PREPAYMENT)
----------------------------------------  ------------------------------   -------------   -------------------
Livonia, MI.............................  No prepayment during first       Oct. 1, 1999        $ 1,539,978
                                          five years
Harrodsburg, KY.........................  No prepayment penalty                Upon            $ 2,178,635
                                                                           consummation
                                                                           of the Merger
Chambersburg, PA........................  No prepayment penalty            Feb. 1, 1999        $ 5,347,425
Bainbridge, GA..........................  No prepayment during first       Oct. 1, 2000        $ 5,074,001
                                          five years
Spartanburg, SC.........................  5% premium year 1; declines      Jan. 1, 2003        $ 2,113,740
                                          .5% until maturity
DColumbia, SC...........................  5% premium year 1; declines      Apr. 1, 2003        $ 3,892,357
                                          .5% until maturity
Columbus, MS............................  No prepayment penalty             May 1, 2004        $      -0 -
Cary, NC................................  5% premium years 1 - 7;          Feb. 1, 2009        $      -0 -
                                          declining % until maturity
Flint, MI...............................  No prepayment during first       Oct. 1, 2006        $      -0 -
                                          five years
Morganton, NC...........................  No prepayment penalty            Mar. 31, 1997       $ 2,000,000

  Operating Leases

     Lessees

     The tenants of the UPI Properties can be classified generally in three major groups: (1) 'Anchor Tenants,' typically discount retail department stores such as Walmart and Kmart and supermarkets, including Kroger and Food Lion, under leases ('Anchor Tenant Leases') for spaces in excess of 30,000 square feet or more than 25% of the GLA of a property; (2) 'National and Regional Tenants,' national or regional chains (e.g., Cato and Shoe Show) which typically enter into leases for varied amounts of space ('National and Regional Tenant Leases'); and (3) 'Local Tenants,' which generally operate in small stores of typically less than 3,000 square feet ('Local Tenant Leases'). The tenants at UPI's single tenant properties that individually lease less than 15,000 square feet of space are included as National and Regional Tenants herein. The short-term tenant at the 55,000 foot UPI Property located in Richmond, Virginia is included herein as a Local Tenant. Anchor Tenant Leases, National and Regional Tenant Leases and Local Tenant Leases are referred to herein collectively as 'Operating Leases.'

     Lease Expiration

     The following table sets forth selected Operating Lease expiration (assuming no renewals or cancellations) and vacancy information for the UPI Properties.

                                                                      % OF TOTAL                    % OF TOTAL
YEAR                              # OF TENANTS    SQUARE FOOTAGE    SQUARE FOOTAGE    BASE RENT     BASE RENT
-------------------------------   ------------    --------------    --------------    ----------    ----------
Vacancies......................         10              24,990            1.86%       $        0        0.00%
1997...........................         34             144,592           10.74           712,830        9.84
1998...........................         20             121,778            9.04           674,476        9.31
1999...........................         10              55,252            4.10           388,018        5.36
2000...........................         14              68,560            5.09           500,110        6.90
2001...........................         11              36,643            2.72           516,049        7.12
2002...........................          2              14,850            1.10           116,175        1.60
2003...........................          2              32,915            2.44           238,500        3.29
2004...........................          1           Outparcel            0.00            25,000        0.35
2005...........................          0                   0            0.00                 0        0.00
2006...........................          1              80,000            5.94           459,200        6.34
Thereafter.....................         14             766,854           56.95         3,614,699       49.89
                                       ---        --------------        ------        ----------    ----------
                                       119           1,346,434             100%       $7,245,059         100%
                                       ---        --------------        ------        ----------    ----------
                                       ---        --------------        ------        ----------    ----------

     The following table sets forth selected Operating Lease expirations (assuming no renewals or cancellations) and vacancy information for the UPI Properties that, individually, account for more than 10% of UPI's total assets.

                         MAGNOLIA PLAZA--MORGANTON, NC

                                                                       % OF TOTAL                   % OF TOTAL
YEAR                               # OF TENANTS    SQUARE FOOTAGE    SQUARE FOOTAGE    BASE RENT    BASE RENT
--------------------------------   ------------    --------------    --------------    ---------    ----------
Vacancies.......................          1               1,600            1.53%       $       0        0.00%
1997............................         12              47,591           45.44          324,740       52.08
1998............................          4               5,700            5.44           50,000        8.02
1999............................          2               3,000            2.86           22,800        3.66

2000............................          0                   0            0.00                0        0.00
2001............................          3               8,435            8.05           57,150        9.17
2002............................          1               6,400            6.11           52,800        8.47
2003............................          0                   0            0.00                0        0.00
2004............................          0                   0            0.00                0        0.00
2005............................          0                   0            0.00                0        0.00
2006............................          0                   0            0.00                0        0.00
Thereafter......................          1              32,000           30.57          128,000       18.60
                                        ---        --------------        ------        ---------    ----------
                                         24             104,726             100%       $ 635,490         100%
                                        ---        --------------        ------        ---------    ----------
                                        ---        --------------        ------        ---------    ----------

                       FRANKLIN CENTER--CHAMBERSBURG, PA

                                                                      % OF TOTAL                    % OF TOTAL
YEAR                              # OF TENANTS    SQUARE FOOTAGE    SQUARE FOOTAGE    BASE RENT     BASE RENT
-------------------------------   ------------    --------------    --------------    ----------    ----------
Vacancies......................          3               9,700            5.79%       $        0        0.00%
1997...........................          4               9,400            5.62           118,372       11.41
1998...........................          3              32,200           19.24           160,000       15.42
1999...........................          0                   0            0.00                 0        0.00
2000...........................          4              13,420            8.02           116,860       11.26
2001...........................          0                   0            0.00                 0        0.00
2002...........................          0                   0            0.00                 0        0.00
2003...........................          0                   0            0.00                 0        0.00
2004...........................          1           outparcel            0.00            25,000        2.41
2005...........................          0                   0            0.00                 0        0.00
2006...........................          0                   0            0.00                 0        0.00
Thereafter.....................          4             102,673           61.33           617,501       59.50
                                       ---        --------------        ------        ----------    ----------
                                        19             167,393             100%       $1,037,733         100%
                                       ---        --------------        ------        ----------    ----------
                                       ---        --------------        ------        ----------    ----------

                     BAINBRIDGE TOWN CENTER--BAINBRIDGE, GA

                                                                       % OF TOTAL                   % OF TOTAL
YEAR                               # OF TENANTS    SQUARE FOOTAGE    SQUARE FOOTAGE    BASE RENT    BASE RENT
--------------------------------   ------------    --------------    --------------    ---------    ----------
Vacancies.......................          1               1,200            0.83%       $       0        0.00%
1997............................          2               4,100            2.85           36,200        4.44
1998............................          2               7,500            5.22           65,316        8.02
1999............................          2               5,500            3.83           45,500        5.58

2000............................          3              12,750            8.87          107,208       13.16
2001............................          1               1,200            0.83           12,600        1.55
2002............................          0                   0            0.00                0        0.00
2003............................          0                   0            0.00                0        0.00
2004............................          0                   0            0.00                0        0.00
2005............................          0                   0            0.00                0        0.00
2006............................          0                   0            0.00                0        0.00
Thereafter......................          2             111,479           77.57          547,892       67.25
                                        ---        --------------        ------        ---------    ----------
                                         13             143,729             100%       $ 814,716         100%
                                        ---        --------------        ------        ---------    ----------
                                        ---        --------------        ------        ---------    ----------

                           PARK CENTRE--COLUMBIA, SC

                                                                       % OF TOTAL                   % OF TOTAL
YEAR                               # OF TENANTS    SQUARE FOOTAGE    SQUARE FOOTAGE    BASE RENT    BASE RENT
--------------------------------   ------------    --------------    --------------    ---------    ----------
Vacancies.......................          1               4,290            2.26%       $       0        0.00%
1997............................          3               5,400            2.84           59,220        7.34
1998............................          0                   0            0.00                0        0.00
1999............................          0                   0            0.00                0        0.00
2000............................          0                   0            0.00                0        0.00
2001............................          2               4,510            2.37           50,700        6.29
2002............................          1               8,450            4.45           63,375        7.86
2003............................          0                   0            0.00                0        0.00
2004............................          0                   0            0.00                0        0.00
2005............................          0                   0            0.00                0        0.00
2006............................          0                   0            0.00                0        0.00
Thereafter......................          2             167,335           88.08          633,154       78.51
                                        ---        --------------        ------        ---------    ----------
                                          9             189,985             100%       $ 806,449         100%
                                        ---        --------------        ------        ---------    ----------
                                        ---        --------------        ------        ---------    ----------

     Occupancy Rate; Rental Per Square Foot

     The following table sets forth as of December 31, 1996 the occupancy rate and average annual net effective rent per square foot of the leased space for
(i) each of the nine shopping centers and (ii) the single tenant property located in Richmond, Virginia constituting UPI Properties for each year during the five-year period ended December 31, 1996. The other six single tenant properties constituting a part of the UPI Properties have been 100% leased for that period.


                                                         1992        1993        1994        1995        1996
                                                        ------      ------      ------      ------      ------
Bainbridge, GA.......................................    99.70%      97.20%      99.00%      99.47%      99.85%
                                                        $ 5.54      $ 5.46      $ 5.46      $ 5.66      $ 5.74
Brookhaven, MS.......................................   100.00%     100.00%     100.00%     100.00%     100.00%
                                                        $ 6.87      $ 6.91      $ 7.09      $ 7.04      $ 7.05
Cary, NC.............................................      N/A         N/A       99.30%     100.00%      99.56%
                                                                                $ 6.81      $ 6.95      $ 7.17
Chambersburg, PA.....................................    94.90%     100.00%      97.50%      96.00%      96.45%
                                                        $ 5.39      $ 5.84      $ 6.11      $ 6.33      $ 6.27
Spartanburg, SC......................................    92.90%      96.10%      99.00%     100.00%     100.00%
                                                        $ 4.64      $ 4.64      $ 4.60      $ 5.00      $ 5.01
Columbia, SC.........................................   100.00%     100.00%      99.90%     100.00%      97.75%
                                                        $ 5.27      $ 5.22      $ 5.10      $ 5.29      $ 5.33
Columbus, MS.........................................      N/A       85.80%      85.80%      89.24%      97.31%
                                                                    $ 5.00      $ 5.26      $ 5.14      $ 5.11
Harrodsburg, KY......................................    88.50%     100.00%     100.00%     100.00%     100.00%
                                                        $ 6.29      $ 6.96      $ 6.99      $ 6.98      $ 7.01
Morganton, NC........................................    99.30%      98.40%      99.60%     100.00%      99.37%
                                                        $ 5.17      $ 5.74      $ 5.85      $ 5.98      $ 6.01
Richmond, VA.........................................   100.00%      55.60%       0.00%       0.00%      50.00%
                                                        $ 3.46      $ 1.92      $ 0.00      $ 0.00      $ 0.27

     Certain material terms generally appearing in the Operating Leases are described below. Since the provisions of the Operating Leases are complex and extensive, and provisions vary among the Operating Leases, no attempt has been made to describe in detail or to summarize all provisions of all the Operating Leases. Copies of the Operating Leases for each of the UPI Properties are on file at UPI's principal executive office and are available for inspection during normal business hours each business day.

     General Lease Terms

     The Operating Leases covering each of the UPI Properties generally specify a base rent for the term of the Operating Lease and each renewal term, which is not subject to adjustment. However, certain Operating Leases with non-Anchor Tenants provide for increases in rent during the primary terms and others provide for increases during renewal terms. Such increases typically will be fixed or subject to increases to a referenced Consumer Price Index. Factors influencing the level of base rent payable by lessees include, among other things, the geographic location of the UPI Property, the location of a store within a center, the store size, leasehold improvements and the length of the lease term. The Operating Leases are generally for fixed terms and generally may be renewed one or more times at the option of the lessee for a shorter fixed period of time.

     The Operating Leases generally provide that the tenant may sublet the leased premises subject to minimal restrictions, although the original tenant will remain obligated for all of its obligations as lessee through the entire term of the lease regardless of whether the premises are vacant, sublet or assigned to a new tenant. Nonetheless, in the case of Local Tenants, rent on the premises vacated by such smaller businesses is often not paid unless the premises are sublet or assigned. UPI believes the availability of the sublease or assignment option and the subletting of premises or assignment of leases are fairly common within this area of the commercial real estate industry, have no effect on a property and, in fact, provide for a mechanism to allow a poorly performing store to exit a property in favor of a tenant that believes it can satisfactorily perform at such property.

     Generally, the Operating Leases provide for reimbursements to the lessor of the lessee's pro rata share of operating costs of the related property, including, among other things, common area maintenance, real estate taxes and public liability, fire and extended coverage insurance. Certain of the Anchor Tenant Leases provide that the lessee is responsible for the structural maintenance of the roof, building and parking lot. As is typical of leases with retail tenants, most Operating Leases provide for additional rental payments equal to a percentage of sales by the lessee that exceed specified breakpoints. However, in many instances the reimbursement of some or all of the operating costs may be used to offset such percentage rentals. Certain Anchor Tenant Leases provide the lessee the right of first refusal to purchase the related property on terms equal to or better than offers received by third parties.

     Anchor Tenant Leases

     There are 19 Anchor Tenant Leases relating to the UPI Properties consisting of a total of approximately 996,000 square feet which represents approximately 74.0% of the aggregate GLA of the UPI Properties. The Anchor Tenant Leases generate approximately 67.6% of the aggregate annual base rent payable under the Operating Leases.

     The Anchor Tenant Leases are at base rental rates ranging from $2.48 per square foot per annum to $7.05 per square foot per annum and average $5.34 per square foot per annum. Generally, the Anchor Tenant Leases require the Anchor Tenant to reimburse UPI, as landlord, for the Anchor Tenant's pro rata share of the operating costs of the related property, although some Anchor Tenant Leases contain caps on such reimbursements and/or the Anchor Tenant Leases provide for the tenant to reimburse UPI for the tenant's pro rata share of expenses which exceed the base year (first year of occupancy).

     Three Anchor Tenant Leases provide that the Anchor Tenant is responsible for any and all structural repairs such as the roof and the parking lot. Two Anchor Tenant Leases provide that the Anchor Tenant is responsible for the maintenance, repair and replacement of the building and roof of the expanded areas of their store space. The expansion portions were built by the Anchor Tenants at their own expense. There is no additional rent payable with respect to the expanded area of the store and the Anchor Tenants are responsible for the maintenance of the expanded area because the Anchor Tenant owns that portion of the building. UPI is the owner of the underlying property and would acquire ownership of the expanded area of the building, without cost, when the Anchor Tenant vacates the premises.


     Of the Anchor Tenant Leases, three are to Food Lion, three are to Goody's Department Stores, two are to the Wal-Mart Corporation, and two are to Builders Square, Inc. Of the remaining nine Anchor Tenants, five are supermarkets, two are discount department stores, one is a home improvement store and one is a discount variety store. Builders Square has assigned its lease of the store in Livonia, Michigan to The Musicland Group, Inc. which further assigned the lease to its subsidiary, Media Play, Inc., although Builders Square and Kmart will remain liable under such lease.

     National and Regional Tenant Leases

     There are 52 National and Regional Tenant Leases relating to the UPI Properties. Such leases cover approximately 205,484 square feet in the aggregate, representing approximately 15.3% of the aggregate GLA of the UPI Properties, and two outparcels. These leases account for approximately 23.0% of the total annual base rent payable under the Operating Leases on the UPI Properties. UPI's National and Regional Tenants include Cato, Shoe Show, Advance Auto, Baker's Square, Sinclair Paint, Crafts Plus, Subway, H&R Block, Super Cuts and Revco Drug.

     The National and Regional Tenant Leases related to the UPI Properties are at base rental rates ranging from $2.75 per square foot per annum to $31.49 per square foot per annum and average $8.95 per square foot per annum. Rite-Aid Corporation, which leases space at the UPI Property located in Chambersburg, Pennsylvania, has sublet its store to Dollar General, which itself is a National and Regional Tenant. Pic-N-Pay, a National and Regional Tenant with store locations at Bainbridge, Georgia; Columbia, South Carolina; and Spartanburg, South Carolina, is currently in bankruptcy. Pic-N-Pay is current on its lease payments, however, under applicable bankruptcy laws, Pic-N-Pay has a right to reject its leases in its bankruptcy proceedings.

     Local Tenant Leases

     Local Tenants lease 45 store spaces at the UPI Properties covering approximately 145,000 square feet, representing approximately 10.8% of the aggregate GLA of the UPI Properties. The stores subject to Local Tenant Leases aggregate approximately 9.4% of the total annual base rent payable under the Operating Leases on the UPI Properties and are leased at base rental rates ranging from $0.55 per square foot per annum to $13.00 per square foot per annum and average $7.20 per square foot per annum.

     Other Lease Terms

     The following table sets forth with respect to each UPI Property the name of the lessee, lease termination date, current annual base rent and renewal rental terms, if any, under the Operating Leases thereon. Approximately 98% of the aggregate GLA of the UPI Properties is affected by and subject to Operating Leases.


                                                                      LEASE YEAR     RENEWAL
TENANT                                       GLA      ANNUAL RENTS    EXPIRATION    OPTION(1)
----------------------------------------   -------    ------------    ----------    ----------
Sinclair Paint - Tucson, AZ
  Sinclair Paints.......................    14,840      $ 93,850      01/08/2000      3-5 Year

New Bridge Shopping Center - Richmond,
  VA
  USA Auctions..........................    55,000        30,000      04/30/1997       N/A

Ames Center - Raynham, MA
  Ames Department Store #259............    55,000       235,200      01/02/2011     2-10 Year

Builders Square - Flint, MI
  Builders Square Store 1461............    80,000       459,200      10/31/2006      4-5 Year

Bakers Square - Roseville, MN
  Bakers Square.........................     5,067       160,675      12/31/2001      4-5 Year

Bakers Square - Minnetonka, MN
  Bakers Square.........................     3,881       127,169      12/31/2001      4-5 Year

Builders Square - Livonia, MI
  Builders Square Store 1437............    80,000       480,000      03/31/2007      4-5 Year

Brookway Village - Brookhaven, MS
  Delchamps #116........................    33,387       232,040      02/28/2008      4-5 Year
  Cato Store #348.......................     7,600        55,100      01/31/1999      2-5 Year
  It's Fashion #7038....................     4,200        29,400      01/31/1997       N/A
  Little Caesars Pizza..................     1,200         9,000      02/28/1998       N/A
  Personal Finance Corp.................     1,200        10,200      03/01/1998       N/A

Magnolia Plaza - Morganton, NC
  Living Water Bible Book Store.........     1,200         9,660      09/30/1997       N/A
  Tape Town.............................     1,200        11,400      10/19/1999       N/A
  Cato Store #10........................     6,400        52,800      01/31/1997      1-5 Year
  Subway #3603..........................     1,200        17,000      11/03/1999       N/A
  Sun Fun Tans..........................     1,500        10,500      11/30/1996       N/A
  Goody's Store #60.....................    25,986       142,923      10/29/1997      1-5 Year
  Shoe Show Store #234..................     3,000        24,000      10/31/1997      2-5 Year
  Sally Beauty #1262....................     1,500        13,500      10/31/1998      1-5 Year
  Burke Occupational Health.............     1,200        11,000      09/30/1998       N/A
  Radio Shack...........................     1,800        15,300      04/30/1998      1-3 Year
  Dragon Garden Chinese Cuisine.........     3,000        24,300      04/30/2001       N/A
  Jams Shoes............................     3,600        28,800      03/31/1997       N/A
  Nail Salon............................     1,200        12,000      08/31/1999      2-2 Year
  General Nutrition Center..............     1,200        12,600      09/14/2001      1-5 Year
  KC Jewelers...........................     1,200        10,200      11/30/1998       N/A
  Associates Financial Services.........     1,600        13,260      08/31/1997      1-5 Year
  Olan Mills............................     1,800        10,800      03/31/1999       N/A
  Duke Power Company....................     4,235        20,250      08/31/2001       N/A
  Ingles Store #129.....................    32,000       128,000      09/30/2007     11-5 Year
  Burke Rehabilitation Center...........     4,235        29,640      05/31/1997       N/A

  Raffles...............................       900         8,100      03/14/1997       N/A
  H & R Block...........................     1,570        15,010      11/30/1996       N/A
  Mail Depot............................     1,600        14,447      01/31/1997       N/A

                                                                      LEASE YEAR     RENEWAL
TENANT                                       GLA      ANNUAL RENTS    EXPIRATION    OPTION(1)
----------------------------------------   -------    ------------    ----------    ----------
Harrodsburg Marketplace - Harrodsburg,
  KY
  Impressions II........................     1,800        11,236      12/31/1997       N/A
  Little Caesars........................     1,800         7,650      10/31/1997      3-5 Year
  Presto Travel.........................     1,800         8,293      06/30/1997      1-5 Year
  Wah Mei Chinese Restaurant............     1,800        10,800      12/31/1997      1-5 Year
  Movie Warehouse.......................     3,600        28,493      03/31/2001      1-5 Year
  Cato Store #804.......................     5,400        27,000      01/31/1998      3-5 Year
  Advance Auto Store #806...............     5,400        27,000      12/31/1997      2-5 Year
  Kroger Store #363.....................    36,158       255,036      09/30/2007      4-5 Year
  Arby's................................     2,290        48,000      05/31/2003      3-5 Year

Franklin Center - Chambersburg, PA
  Lowes.................................    71,272       383,601      09/30/2010      1-5 Year
  All Brand Vacuum......................     2,400        19,800      04/30/1997      1-5 Year
  Schoeneman Beauty Supply..............     3,500        28,000      10/31/2000       N/A
  Little Craftique......................     4,800        38,400      03/31/1998       N/A
  Hair Cuttery #250.....................     1,200        11,700      10/31/2000      1-3 Year
  Commercial Credit.....................     1,200        10,200      10/31/1997      1-5 Year
  Hong Kong Chinese Restaurant..........     2,400        20,400      11/30/2007       N/A
  Mattress Plus.........................     2,000        15,000      04/30/2000      1-3 Year
  Factory Direct Carpets................     2,400        21,600      07/31/1998       N/A
  Golf U.S.A............................     2,800        23,100      08/31/1997      1-5 Year
  Big Lots #379.........................    25,000       100,000      01/31/1998      2-5 Year
  Rent A Center #1528...................     3,000        25,500      02/28/1997       N/A
  Rite Aid #231 (Sub-lease).............     6,720        62,160      10/31/2000      4-5 Year
  Food Lion #883........................    29,000       188,500      09/21/2010      4-5 Year
  Boston Chicken........................         1        25,000      12/18/2004      4-5 Year
  Perkins Family Restaurant.............         1        25,000      01/15/2016       N/A

Bainbridge Town Center - Bainbridge, GA
  K-Mart #3905..........................    86,479       397,892      08/31/2015     10-5 Year
  It's Fashion #7142....................     4,000        32,000      01/31/1999      3-5 Year
  Pic 'N Pay Store #2633................     2,800        30,100      08/31/2000      1-5 Year
  One Price Clothing #271...............     3,200        27,200      01/31/1997       N/A
  New China.............................     1,500        13,500      07/31/1999      1-5 Year
  General Nutrition Corp #3673..........     1,200        12,600      04/30/2001      1-5 Year
  $.99 Store............................     2,100        16,800      12/31/1998       N/A
  Old Mexico Mexican Restaurant.........     1,500        15,000      06/30/2000       N/A
  Alltel Communications.................       900         9,000      11/30/1997      1-3 Year
  Revco Drugs #1236.....................     8,450        62,108      07/31/2000      4-5 Year

  Food Lion #881........................    25,000       150,000      08/31/2010      4-5 Year
  Video Superstore......................     5,400        48,516      12/31/1998       N/A

East Main Center - Spartanburg, SC
  Wal-Mart #1281........................   119,822       297,377      01/31/2009      6-5 Year
  It's Fashion #7122....................     3,200        25,600      01/31/1997      3-3 Year
  Pic N Pay #2749.......................     3,000        26,250      05/31/1999      1-5 Year
  Friedman Jewelers.....................     2,700        24,300      06/30/1997      3-3 Year
  Subway #4673..........................     1,200        15,000      06/21/1999      2-5 Year
  Supercuts #932........................     1,200        11,700      07/31/1998      1-5 Year
  First Family Financial #5771..........     1,500        18,000      02/28/2001      1-5 Year
  Sally Beauty #1295....................     1,500        14,250      05/31/1998      1-5 Year
  Cato #953.............................     6,500        55,250      01/31/2000      3-5 Year
  Goody's Store #85.....................    29,700       178,200      05/31/1999      2-5 Year

Park Centre - Columbia, SC
  Wal-Mart #1339........................   121,661       383,154      06/23/2009      6-5 Year
  Radio Shack...........................     2,640        26,400      04/30/2001      2-5 Year

                                                                      LEASE YEAR     RENEWAL
TENANT                                       GLA      ANNUAL RENTS    EXPIRATION    OPTION(1)
----------------------------------------   -------    ------------    ----------    ----------
  General Nutrition Corp #KK3980........     1,870        24,300      07/31/2001      1-5 Year
  Pic N Pay Store #1253.................     3,000        27,000      07/31/1997      2-5 Year
  The Hair Cuttery #1398................     1,200        16,620      10/31/1997      1-5 Year
  Top Nail..............................     1,200        15,600      10/31/1997       N/A
  Revco Store #877......................     8,450        63,375      08/31/2002      4-5 Year
  Harris Teeter #189....................    45,674       250,000      06/30/2012      3-5 Year

Town Square Shopping Center - Columbus,
  MS
  The Chalet............................     2,400        10,200      12/31/1997       N/A
  TCBY..................................     1,600        10,800      02/28/1998       N/A
  Baber's Inc...........................     3,200        18,800      11/30/2000      2-3 Year
  Coggins Shoe Shop.....................     1,200         8,700      03/31/1999       N/A
  Miami Nail Salon......................     1,200         8,700      09/30/1997      1-2 Year
  American General Finance..............     1,600        11,400      10/31/1998      1-5 Year
  Crafts Plus Inc.......................    19,878        54,665      09/30/1998       N/A
  Goody's Store #70.....................    40,000       226,000      05/31/1998      2-5 Year
  Jitney Jungle.........................    30,625       190,500      12/31/2003       N/A
  Gold's Gym............................    10,450        32,395      06/14/2000      2-5 Year

Cary Plaza - Cary, NC
  Food Lion #773........................    29,000       188,500      12/14/2010      4-5 Year
  Revco Discount Drug #4034.............     8,450        61,262      02/28/2001      5-5 Year
  Rondy Mckee Chang.....................     4,052        36,468      02/28/1999      1-3 Year
  Cutting Edge Photography, Inc.........     1,400        13,999      12/31/1996       N/A
  Michael's Pizza And Pasta.............     1,400        10,850      07/31/1998      1-5 Year

  Cary Montissori School................     1,400         9,520      11/30/1996       N/A
  Kenneth Earl Hilliard.................     1,400        13,296      11/30/1998       N/A
  Calico Pony...........................     1,400        12,600      02/28/1997       N/A
  Autozone(1)...........................        --            --              --            --

------------------
(1) The tenant will not take possession of its space until the tenant receives all of its required permits and procures its leasehold title policy.

  Potential Environmental Risks

     Investments in real property create a potential for environmental liability on the part of the owner, operator and developer of such real property. If hazardous substances are discovered on or emanating from any of the UPI Properties, UPI and/or others may be held strictly liable for all costs and liabilities relating to the clean-up of such hazardous substances. UPI is not currently aware of any environmental conditions at or on any of the UPI Properties that would reasonably be expected to have a material impact on its financial position or results of operations.

  Competition

     Any rental property owned or hereafter acquired by UPI (whether retail, office, industrial or residential) will have substantial competition from similar properties in the vicinity in which such property is located. Such competition is generally for the retention of existing tenants and new tenants upon space becoming vacant. UPI believes that the profitability of each UPI Property is based, in part, upon its geographic location, the operations of the UPI Property's tenants, the performance of the UPI Property and leasing managers, the maintenance and appearance of the UPI Properties, the ease of access to the UPI Properties and the adequacy of property related facilities. UPI also believes that general economic circumstances and trends as well as the character and quality of new and existing competitive properties which may be located in the vicinity of the UPI Properties are factors that may affect the operation and competitiveness of the UPI Properties.

     UPI competes with other investors to acquire desirable properties and engages in a continuing effort to identify desirable properties for acquisition. Management believes that UPI can continue to compete effectively in the current real estate environment because of its experience in real estate investment, tenant selection and lease negotiation. However, many other investors in real property who compete with UPI have far greater resources than UPI.

  Employees

     UPI has no employees. Milestone provides management and administrative services to UPI under the Management Services Agreement. Pursuant to such agreement, UPI is provided with office space in Milestone's principal executive office and Milestone employees, some of whom are the executive officers of UPI, provide all levels of employee service to UPI.

  Legal Proceedings

     An action was commenced on January 30, 1996 in the Delaware Court against Milestone, its Board of Directors and Concord Assets Group, Inc. ('Concord'). UPI was a wholly-owned subsidiary of Milestone until November 1995, and Milestone currently owns all of the UPI Preferred Stock. Concord, which is owned by Leonard Mandor and Robert Mandor, beneficially owns, together with its affiliates, approximately 78% of the UPI Common Stock and Concord's executive officers and directors are also executive officers and directors of UPI and Milestone. The plaintiff, a preferred stockholder of Milestone purporting to bring the action on behalf of himself and other preferred stockholders of Milestone, brought the action seeking, among other things, damages from Milestone, by reason of, among other things, the UPI Transfer and the UPI Spin-Off. The defendants moved to dismiss the plaintiff's original complaint, and thereafter, the plaintiff amended his complaint to allege further causes of action, including a claim of rescission. The defendants moved to dismiss the amended complaint and after hearing arguments thereon, the Delaware Court dismissed plaintiff's claim for rescission of both the UPI Transfer and the UPI Spin-Off. The Delaware Court has, however, reserved decision on the defendants' motion to dismiss plaintiff's claim for damages and other relief. On December 9, 1996, the plaintiff requested that the Delaware Court dismiss the amended complaint, and filed a purported new class action. On January 14, 1997, the defendants filed a motion to dismiss or stay the purported new class action.

COMBINED ENTITIES

     Upon consummation of the Merger, Kranzco will own 54 Properties containing approximately 7,000,000 square feet of GLA located in the 16 states of Arizona, Connecticut, Georgia, Kentucky, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina and Virginia. Of the Properties, 43 are neighborhood and community shopping centers, nine are single tenant retail properties and two are single tenant restaurant properties. Following the Merger, Kranzco intends to conduct its operations substantially in the same manner as it is currently operating.

                MARKET PRICE OF AND DIVIDENDS ON UPI AND KRANZCO
                 COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

UPI COMMON STOCK

  Market Price Information

     The UPI Common Stock began trading on the OTC Electronic Bulletin Board (the 'EBB') on December 11, 1995 under the symbol 'UPIC.' Prior to December 11, 1995, there was no public market for the UPI Common Stock.

     The following table sets forth the range of high and low bid prices for the UPI Common Stock for each of the periods indicated. Such quotations reflect inter-dealer prices or transactions solely between market-makers, without retail mark-up, mark-down or commissions, and may not necessarily represent actual transactions.

                                     BID PRICE
                                 -----------------
                                  HIGH       LOW
                                 -------    ------
1995:
  Fourth Quarter (from
     December 11, 1995).......   $1.00      $0.50

1996:
  First Quarter...............   $1.125     $0.75
  Second Quarter..............   $1.50      $1.125
  Third Quarter...............   $1.50      $0.875
  Fourth Quarter..............   $5.1875    $0.75

1997:
  First Quarter (through
  January 27, 1997)...........   $6.00      $5.031

     The UPI Common Stock is traded sporadically. On November 11, 1996, the most recent trading day on which the UPI Common Stock traded prior to the public announcement of the parties' execution of the Merger Agreement, the last reported sale price of the UPI Common Stock on the EBB was $0.9375. On January 22, 1997, the most recent trading day as to which it is practicable to provide market price information, the last reported sale price of the UPI Common Stock on the EBB was $5.75. As of January 30, 1997, there were approximately 1,900 holders of record of the UPI Common Stock.

  Dividend Policy

     UPI has never paid any cash dividends on the UPI Common Stock and has no present intention to declare or pay cash dividends on the UPI Common Stock prior to the consummation of the Merger. While there are no restrictions on UPI's ability to pay dividends on the UPI Common Stock, except for the Merger Agreement, which prohibits UPI from paying any dividends on the UPI Common Stock prior to consummation of the Merger, and the preference of the cumulative UPI Preferred Stock dividend (see 'DESCRIPTION OF UPI CAPITAL STOCK--UPI Preferred Stock'), UPI anticipates that earnings will be retained to finance UPI's operations. Any decision as to the future payment of dividends on the UPI Common Stock will depend on the results of operations and the financial position of UPI and such other factors as the UPI Board, in its discretion, deems relevant.

KRANZCO COMMON SHARES

  Market Price Information


     The Kranzco Common Shares have traded on the NYSE (symbol 'KRT') since November 19, 1992. The following table sets forth for each of the periods indicated the range of high and low sales prices for the Kranzco Common Shares reported by the NYSE Composite Tape and distributions paid with respect to the Kranzco Common Shares.

                                        KRANZCO COMMON SHARES
                                 -----------------------------------
                                            SALES PRICES
                                 -----------------------------------
                                  HIGH        LOW      DISTRIBUTIONS
                                 -------    -------    -------------

1995:
  First Quarter...............   $19.50     $17.125        $0.48
  Second Quarter..............   $19.00     $16.625        $0.48
  Third Quarter...............   $18.75     $16.75         $0.48
  Fourth Quarter..............   $17.00     $14.00         $0.48

1996:
  First Quarter...............   $16.25     $14.75         $0.48
  Second Quarter..............   $16.00     $14.125        $0.48
  Third Quarter...............   $16.125    $14.125        $0.48
  Fourth Quarter..............   $17.125    $14.875        $0.48

1997:
  First Quarter (through
     January 27, 1997)........   $17.875    $16.25

     On November 11, 1996, the most recent trading day on which the Kranzco Common Shares traded prior to the public announcement of the parties' execution of the Merger Agreement, the last reported sale price of the Kranzco Common Shares on the NYSE was $15.375. On January 22, 1997, the last reported sale price of the Kranzco Common Shares on the NYSE was $17.50.

  Distribution Policy

     Kranzco currently pays a regular quarterly distribution of $0.48 per Kranzco Common Share (which, if annualized, would equal $1.92 per Kranzco Common Share).

     While it is not currently intended that Kranzco will reduce distributions on the Kranzco Common Shares, future distributions by Kranzco will be at the discretion of the Kranzco Board and will depend on the actual cash flow of Kranzco, its financial condition, capital requirements, the annual distribution requirements under the REIT provisions of the Code and such other factors as the Kranzco Board deems relevant.

                        DESCRIPTION OF UPI CAPITAL STOCK

UPI COMMON STOCK

     UPI is authorized to issue up to 20,000,000 shares of UPI Common Stock. As of January 30, 1997, there were 3,789,171 shares of UPI Common Stock issued and outstanding, and such shares were held of record by approximately 1,900 stockholders.

     The holders of the UPI Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the stockholders, and are entitled to receive dividends when, as and if declared by the UPI Board out of funds legally available therefor, after payment of all preferential dividends on the UPI Preferred Stock. The holders of the UPI Common Stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the UPI Common Stock.

     In the event of the liquidation, dissolution or winding up of UPI, the holders of the UPI Common Stock are entitled to share ratably in all assets remaining after payment of all debts and other liabilities and after distribution in full of the preferential amounts to be distributed to the holders of any shares of UPI Preferred Stock then outstanding. The outstanding shares of the UPI Common Stock have been fully paid and are non assessable.

  Transfer Agent

     The transfer agent for the UPI Common Stock is The Bank of New York.

UPI PREFERRED STOCK

     UPI is authorized to issue up to 650,000 shares of UPI Preferred Stock. As of January 30, 1997, there were 368,750 shares of UPI Preferred Stock issued and outstanding, all of which shares were held of record by Milestone.

     Pursuant to the UPI Certificate of Incorporation, the UPI Board may, at its option, redeem an unlimited number of shares of UPI Preferred Stock in each calendar quarter through January 1, 2002. The redemption price per share of the UPI Preferred Stock is $10.00 plus an amount equal to the accrued and unpaid dividends thereon. On January 31, 2002, UPI is required to redeem all UPI Preferred Stock then outstanding at a redemption price per share equal to $10.00 plus an amount equal to the accrued and unpaid dividends thereon.

     The UPI Certificate of Incorporation, also provides for the holders of the UPI Preferred Stock to receive, out of funds legally available therefor, a dividend on the UPI Preferred Stock at a rate per annum initially set at 9%. Each dividend is fully cumulative through January 31, 2002 (the 'Dividend Contract Period'), provided that the outstanding shares of UPI Preferred Stock are not redeemed in full prior to January 31, 2002. The dividend rate on the UPI Preferred Stock is subject to a decrease from 9% to 8% per annum if and after UPI meets an optional schedule of redemption and redeems no less than $270,833 of the Preferred Stock in any quarter (a 'Triggering Quarter') commencing January 1, 1996 to and including the quarter commencing January 1, 2002. If, however, subsequent to satisfying the requirements for the Triggering Quarter, UPI fails to redeem at least $270,833 of the UPI Preferred Stock in any quarter during the Dividend Contract Period, the dividend rate for such quarter and for the remainder of the Dividend Contract Period is to be increased to and remain fixed at an annual dividend rate of 9%. As a result of redemptions of the UPI Preferred Stock by UPI, as of January 1, 1996, the annual dividend rate on the UPI Preferred Stock is currently 8%.

     In the event of the liquidation, dissolution or winding-up of UPI, and provided there are sufficient assets after payment of all outstanding debts and other liabilities, holders of the UPI Preferred Stock will be entitled to a liquidation preference of $10.00 per share plus an amount per share equal to the accrued and unpaid dividends thereon.

     The holders of UPI Preferred Stock have no voting rights except as expressly required by the DGCL. Holders of UPI Preferred Stock have no conversion, preemptive or other subscription rights, and they have no other redemption, dividend or liquidation rights other than those set forth above.

                         DESCRIPTION OF KRANZCO SHARES

GENERAL

     The Declaration of Trust of Kranzco authorizes Kranzco to issue up to 100,000,000 Kranzco Shares, consisting of Kranzco Common Shares and such other types or classes of Kranzco Shares as the Kranzco Board may create and authorize from time to time and designate as representing a beneficial interest in Kranzco. The Kranzco Board is granted the power to authorize the issuance of one or more series of preferred shares of beneficial interest. As of January 30, 1997, the only Kranzco Shares issued and outstanding were 10,333,933 Kranzco Common Shares and 11,155 Kranzco Series A-1 Preferred Shares. On November 19, 1992 Kranzco issued to certain persons warrants to purchase up to 191,429 Kranzco Common Shares exercisable within five years after issuance at an exercise price equal to $26.00 per Kranzco Common Share. Kranzco has also outstanding options to purchase an aggregate of 818,000 Kranzco Common Shares.

     The Declaration of Trust provides that, subject to the provisions of any class or series of Kranzco Shares then outstanding, the shareholders of Kranzco are entitled to vote only on the following matters: (i) election or removal of trustees; (ii) amendment of the Declaration of Trust; (iii) termination of Kranzco; (iv) reorganization of Kranzco; and (v) merger or consolidation of Kranzco or the sale or disposition of all or substantially all of Kranzco's assets. Except with respect to the foregoing matters, no action taken by the shareholders of Kranzco at any meeting shall in any way bind the Kranzco Board.

     Both Title 8 of the Annotated Code of Maryland and the Declaration of Trust provide that no shareholder of Kranzco will be personally liable for any obligation of Kranzco. The Kranzco Bylaws further provide that Kranzco shall indemnify each shareholder against any claim or liability to which the shareholder may become subject by reason of his being or having been a shareholder and that Kranzco shall reimburse each shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. In addition, it is Kranzco's policy to include a clause in its contracts which provides that shareholders assume no personal liability for obligations entered into on behalf of Kranzco. However, with respect to tort claims, contractual claims where shareholder liability is not so negated, claims for taxes and certain statutory liability, a shareholder may, in some jurisdictions, be personally liable to the extent that such claims are not satisfied by Kranzco. Inasmuch as Kranzco carries public liability insurance which it considers adequate, any risk of personal liability to shareholders is limited to situations in which Kranzco's assets plus its insurance coverage would be insufficient to satisfy the claims against Kranzco and its shareholders.

     The transfer agent and registrar for the Kranzco Common Shares and the Kranzco Preferred Shares is First Union National Bank of NC, Charlotte, North Carolina.

     The following summaries of the terms and provisions of the Kranzco Series B-1 Preferred Shares and the Kranzco Series B-2 Preferred Shares do not purport to be complete and are qualified in their entirety by reference to the relevant sections of the Articles Supplementary for the Kranzco Series B-1 Preferred Shares and the Articles Supplementary for the Kranzco Series B-2 Preferred Shares, copies of which are filed as Annexes D and E to this Proxy Statement/Prospectus.

KRANZCO COMMON SHARES

     Holders of Kranzco Common Shares are entitled to such distributions as may be authorized and declared from time to time by the Kranzco Board out of assets legally available therefor. Each outstanding Kranzco Common Share entitles the holder to one vote on all matters submitted to a vote of holders of Kranzco Common Shares, including the election of the trustees of the Kranzco Board. There is no cumulative voting in the election of trustees, which means that the holders of a majority of the outstanding Kranzco Common Shares can elect all of the trustees to the Board of Trustees of Kranzco then standing for election.

     All outstanding Kranzco Common Shares have been fully paid and are nonassessable. In the event of any liquidation, dissolution or winding-up of the affairs of Kranzco, holders of Kranzco Common Shares will be entitled to share ratably in the assets of Kranzco remaining after provision for payment of liabilities to creditors and any senior securities, including without limitation, the Kranzco Preferred Shares.

     Kranzco Common Shares have equal dividend, distribution, liquidation and other rights and have no preference, preemptive, appraisal, conversion, redemption or exchange rights.

KRANZCO PREFERRED SHARES

  General

     The preferred shares of beneficial interest may be issued from time to time in one or more series in such amounts and with such preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption as may be fixed by the Kranzco Board. Upon consummation of the Merger, preferred shares of beneficial interest consisting of the Kranzco Series A-1 Preferred Shares, the Kranzco Series B Preferred Shares and the Kranzco Series C Preferred Shares will be outstanding. Kranzco has no present plans to issue any additional preferred shares of beneficial interest following the consummation of the Merger.

  Kranzco Series A-1 Preferred Shares

     The Kranzco Board at a meeting held on November 7, 1996, adopted resolutions authorizing, creating and classifying, out of the 100,000,000 authorized Kranzco Shares, a separate class of preferred shares of beneficial interest consisting of 11,155 preferred shares of beneficial interest, par value $.01 per share, known as the 'Series A-1 Increasing Rate Cumulative Convertible Preferred Shares of Beneficial Interest.'

     Ranking

     The Kranzco Series A-1 Preferred Shares will rank on a parity as to distributions and as to the distribution of assets upon any liquidation, dissolution or winding up of the affairs of Kranzco with the Kranzco Series B Preferred Shares and the Kranzco Series C Preferred Shares, and senior to the Kranzco Common Shares.

     Distributions

     The holders of Kranzco Series A-1 Preferred Shares are also entitled to receive, when, as and if authorized by the Kranzco Board out of assets of Kranzco legally available therefor (and subject to the limitation described in the last sentence of this paragraph), cumulative cash distributions on the Kranzco Series A-1 Preferred Shares from the date of original issue at the per share annual rates set forth below:

      ANNUAL RATE PER
     KRANZCO SERIES A                 CONTRACT PERIOD COVERED BY
      PREFERRED SHARE                         ANNUAL RATE
---------------------------      -------------------------------------
          $50.00                 April 19, 1995 through April 18, 1996
           52.50                 April 19, 1996 through April 18, 1997
           55.00                 April 19, 1997 through April 18, 1998
           57.50                 April 19, 1998 through April 18, 1999
           60.00                 April 19, 1999 through April 18, 2000
           62.50                 April 19, 2000 through April 18, 2001
           65.00                 Thereafter

     Distributions are payable quarterly on January 1, April 1, July 1 and October 1 of each year. Such distributions are cumulative from the date of original issue of the Kranzco Series A-1 Preferred Shares. If a holder converts

Kranzco Series A-1 Preferred Shares into Kranzco Common Shares, then such holder, in addition to all accrued and unpaid distributions with respect to prior quarters, is entitled to receive a pro rata portion of the distribution which would have been payable on such converted Kranzco Series A-1 Preferred Shares had such shares been outstanding for the entire such quarter determined by multiplying the amount of the distribution which would have been payable on such converted Kranzco Series A-1 Preferred Shares had such shares been outstanding for the entire such quarter by a fraction the numerator of which is the number of days in such quarter elapsed through the day immediately preceding the date of conversion of such converted Kranzco Series A-1 Preferred Shares and the denominator of which is the total number of days in such quarter.

     No distribution or other payment with respect to redemption, purchase or other acquisition of Kranzco Common Shares or of any other Kranzco Shares ranking junior to the Kranzco Series A-1 Preferred Shares as to distribution rights and the liquidation preference (other than distributions in Kranzco Common Shares or in any other Kranzco Shares ranking junior to the Kranzco Series A-1 Preferred Shares as to distribution rights and the liquidation preference) may be declared or paid or set apart for payment or other distribution upon the Kranzco Common Shares or upon any other Kranzco Shares ranking junior to the Kranzco Series A-1 Preferred Shares with respect to distributions or the liquidation preference, unless full cumulative distributions on the Kranzco Series A-1 Preferred Shares have been paid or declared and a sum sufficient for such full payment on the next distribution date set apart in trust for payment for all past distribution periods.

     Distributions payable on the Kranzco Series A-1 Preferred Shares for any period less than a full quarterly distribution period are computed on the basis of a 360-day year and the actual number of days elapsed. Quarterly distributions payable on the Kranzco Series A-1 Preferred Shares are computed by dividing the annual distribution rate by four.

     Distributions Upon Liquidation, Dissolution or Winding Up

     In the event of any liquidation, dissolution or winding up of the affairs of Kranzco, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of Kranzco, the holders of Kranzco Series A-1 Preferred Shares will be entitled to receive, in cash, out of the remaining assets of Kranzco legally available therefor, the amount of $1,000.00 for each Kranzco Series A-1 Preferred Share, plus an amount equal to all distributions accrued and unpaid on each such share up to the date of such distribution of assets, before any distribution shall be made to the holders of Kranzco Common Shares or any other Kranzco Shares ranking (as to any such distribution of assets) junior to the Kranzco Series A-1 Preferred Shares. If upon any liquidation, dissolution or winding up of Kranzco, the assets distributable among the holders of Kranzco Series A-1 Preferred Shares and all other classes and series of preferred shares ranking (as to any such distribution of assets) on a parity with the Kranzco Series A-1 Preferred Shares are insufficient to permit the payment in full to the holders of all such shares of all preferential amounts payable to all such holders, then the entire assets of Kranzco thus distributable shall be distributed ratably among the holders of

Kranzco Series A-1 Preferred Shares and such other classes and series of preferred shares ranking (as to any such distribution of assets) on a parity with the Kranzco Series A-1 Preferred Shares in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full.

     Conversion

     Holders of Kranzco Series A-1 Preferred Shares have the right, exercisable at any time and from time to time after April 18, 1999 and prior to 5:00 p.m. on April 18, 2009, except in the case of the Kranzco Series A-1 Preferred Shares called for redemption, to convert all or any portion of such Kranzco Series A-1 Preferred Shares into such number of Kranzco Common Shares as would then receive aggregate annual cash distributions based on the last quarterly distribution paid to holders of such Kranzco Common Shares equal to the then aggregate annual cash distributions such holders of the Kranzco Series A-1 Preferred Shares are entitled to receive on the number of Kranzco Series A-1 Preferred Shares which such holders elect to convert into Kranzco Common Shares; provided, however, (i) in no event may the aggregate number of Kranzco Common Shares into which each share of Kranzco Series A-1 Preferred Shares is convertible exceed the greater of (A) the number of Kranzco Common Shares equal to the quotient of 500,000 divided by 11,555 or (B) the number of Kranzco Common Shares equal to the quotient of the number of Kranzco Common Shares representing 5% of all of the outstanding Kranzco Common Shares at the time of conversion divided by 11,155 and (ii) not more than the following number of Kranzco Series A-1 Preferred Shares may be converted during the following periods (commencing at 9:30 a.m. on the first day of each period and ending at 5:00 p.m. on the last day of each period):

                                                                     MAXIMUM NUMBER OF
                                             NUMBER OF NEW       SHARES CONVERTIBLE DURING
CONTRACT PERIOD                            SHARES CONVERTIBLE         CONTRACT PERIOD
----------------------------------------   ------------------    -------------------------
April 19, 1999 to April 18, 2000........          1,860                    1,860
April 19, 2000 to April 18, 2001........          1,860                    3,720
April 19, 2001 to April 18, 2002........          1,860                    5,578
April 19, 2002 to April 18, 2003........          1,860                    5,578
April 19, 2003 to April 18, 2004........          1,860                    5,578
April 19, 2004 to April 18, 2005........          1,855                    5,578
April 19, 2005 to April 18, 2009........              0                    5,578

     If (a) Kranzco were to be dissolved at the time of a distribution and, after giving effect to amounts that would be needed to satisfy the preferential rights upon dissolution of shareholders whose preferential rights on dissolution are superior to those receiving the distribution, Kranzco would not have been permitted to make such distribution by dividend, redemption or other acquisition of shares or otherwise under the Maryland General Corporation Law if such law were applicable to Kranzco or (b) Kranzco issues any class or series of, or rights to subscribe to or acquire, any security convertible into, any class or series of Kranzco Shares ranking as to distribution rights or the liquidation preference, senior to the Kranzco Series A-1 Preferred Shares, then the holders of the Kranzco Series A-1 Preferred Shares shall have the right to immediately convert all or any of the Kranzco Series A-1 Preferred Shares into Kranzco Common Shares.

     In the case of Kranzco Series A-1 Preferred Shares called for redemption, all shares of Kranzco Series A-1 Preferred Shares called for redemption may be immediately converted to Kranzco Common Shares and such conversion right will expire at the close of business on the last business day preceding the Redemption Date. Upon conversion, such holders are entitled to receive cash distributions payable on the number of Kranzco Series A-1 Preferred Shares which such holders elect to convert into Kranzco Common Shares.

     Voting

     The holders of Kranzco Series A-1 Preferred Shares are not entitled to vote at, or participate in, any meeting of shareholders of Kranzco, and have no other right to vote, except as required by law and except in certain other limited situations summarized below.

     In addition to any other rights provided to the holders of the Kranzco Series A-1 Preferred Shares by applicable law, so long as any Kranzco Series A-1 Preferred Shares are outstanding, Kranzco may not, without the affirmative vote, or the written consent as provided by law, of the holders of at least a majority of the total number of outstanding Kranzco Series A-1 Preferred Shares, voting as a class, (i) amend any of the provisions of the Articles Supplementary of the Kranzco Series A-1 Preferred Shares so as to materially adversely affect the preferences, rights or powers of the Kranzco Series A-1 Preferred Shares unless at or prior to the time when such change is to take effect, Kranzco has mailed a notice of redemption and sufficient funds have been deposited in trust for the redemption of all of the then outstanding Kranzco Series A-1 Preferred Shares on the date set forth in such notice or (ii) authorize, create or issue to any seller of real property to Kranzco in consideration of the purchase price for such real property, any class or series of, or rights to subscribe to or acquire, any security convertible into, any class or series of Kranzco Shares ranking as to distribution rights or the liquidation preference senior to the Kranzco Series A-1 Preferred Shares.

     Trustees' Right to Refuse to Transfer Series A-1 Preferred Shares; Limitation on Holdings

     Because the Kranzco Board believe that it is essential for Kranzco to continue to qualify as a REIT, subject to certain exceptions, the Declaration of Trust provides that in the event of any proposed transfer of Kranzco Series A-1 Preferred Shares that would jeopardize the status of Kranzco as a REIT under the REIT provisions of the Code, the Kranzco Board has the right to refuse to permit such transfer and to take any action to cause any such transfer not to occur. In addition, any transfer of Kranzco Series A-1 Preferred Shares that would (i) create a direct or indirect owner of more than 75% of the lesser of the number or the value of the total Kranzco Series A-1 Preferred Shares outstanding other than a person approved by the Kranzco Board; or (ii) result in Kranzco being

'closely held' within the meaning of Section 856(h) of the Code, will be void ab initio and any such Kranzco Series A-1 Preferred Shares so transferred may be purchased by Kranzco. For a more detailed description of the transfer restrictions contained in Kranzco's Declaration of Trust, see '--Restrictions on Transfer Generally.'

     Redemption

     The Kranzco Series A-1 Preferred Shares may be redeemed at the option of Kranzco by resolution of the Kranzco Board, in whole or from time to time in part, subject to the at the redemption price per share of $1,000, plus, in each case, all distributions accrued and unpaid, whether for current or post distribution periods, on the Kranzco Series A-1 Preferred Shares up to the date of such redemption.

  Kranzco Series B-1 Preferred Shares and Kranzco Series B-2 Preferred Shares

     General

     The Kranzco Board at a meeting held on November 7, 1996 and by unanimous written consent dated December 18, 1996, adopted resolutions authorizing, creating and classifying, out of the 100,000,000 authorized Kranzco Shares, two separate classes of preferred shares of beneficial interest consisting of preferred shares of beneficial interest known as the 'Series B-1 Cumulative Convertible Preferred Shares of Beneficial Interest', having a par value of $.01 per share, and preferred shares of beneficial interest known as the 'Series B-2 Cumulative Convertible Preferred Shares of Beneficial Interest, having a par value of $.01 per share, respectively. In the Merger, each share of UPI Common Stock will be convertible into the right to receive, at the election of the holder thereof and subject to certain adjustments, either 0.298 of one share of Kranzco Series B-1 Preferred Shares and cash in lieu of fractional shares or
0.298 of one share of Kranzco Series B-2 Preferred Shares and cash in lieu of fractional shares.

     Ranking

     The Kranzco Series B Preferred Shares will rank on a parity as to all distributions, including as to the distribution of assets upon any liquidation, dissolution or winding up of the affairs of Kranzco, with the Kranzco Series A-1 Preferred Shares and the Kranzco Series C Preferred Shares, and senior to the Kranzco Common Shares.

     Distributions

     The record holders of Kranzco Series B Preferred Shares will be entitled to receive from the Initial Issue Date, when, as and if authorized by the Kranzco Board, out of assets legally available for payment of distributions, cumulative cash distributions at a rate of 9.75% per annum of the Series B Liquidation Preference (defined below) computed on the basis of a 360-day year consisting of twelve 30-day months. Distributions on the Kranzco Series B Preferred Shares shall accrue and be cumulative from the date of the consummation of the Merger ('Initial Issue Date'). Distributions will be payable quarterly in arrears for each Series B Distribution Period (defined below) when, as and if authorized by the Kranzco Board, on January 20, April 20, July 20 and October 20 of each year (each, a 'Distribution Payment Date'), commencing on the first Distribution Payment Date following the Initial Issue Date. The amount of distributions payable on Kranzco Series B Preferred Shares for each calendar quarter (each a 'Series B Distribution Period') will be computed by dividing by four the annual distribution rate set forth above. Distributions payable in respect of any period which is less than a full Series B Distribution Period in length will be computed on the basis of a 360-day year consisting of twelve 30-day months.

     Except as provided in the next sentence, so long as any Kranzco Series B Preferred Shares are out- standing, no distributions (other than in Kranzco Common Shares or other Kranzco Shares ranking junior to the Kranzco Series B Preferred Shares ('Junior Shares')) may be authorized, declared, set apart for payment or paid on any class or series of Kranzco Shares ranking junior to or on a parity with the Kranzco Series B Preferred Shares ('Parity Shares') unless all accrued distributions on the Kranzco Series B Preferred Shares for all prior Series B Distribution Periods and the then current Series B Distribution Period have been or contemporaneously are authorized, declared, set apart for payment or paid. If distributions on the Kranzco Series B Preferred Shares are not so paid in full, all distributions authorized or declared upon the Kranzco Series B Preferred Shares will be authorized or declared pro rata with all Parity Shares.

     Unless all accrued distributions on the Kranzco Series B Preferred Shares have been or contemporaneously are authorized, declared, set apart for payment or paid for all Series B Distribution Periods, no Junior Shares or Parity Shares may be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such shares) by Kranzco (except by conversion into or exchange for Junior Shares). Holders of the Kranzco Series B Preferred Shares shall not be entitled to any distributions, whether payable in cash, property or Kranzco Shares, in excess of accrued and cumulative distributions. No interest or sum of money in lieu of interest will be payable in respect of any distribution payment or payments on the Kranzco Series B Preferred Shares that may be in arrears.

     Distributions Upon Liquidation, Dissolution or Winding Up.

     Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of Kranzco, before any distribution may be made to the holders of any Junior Shares, and subject to the payment or provision or reserve for payment of the debts and liabilities (whether absolute, accrued, asserted or unasserted, contingent or otherwise) and the preferences of Kranzco Shares ranking senior to the Kranzco Series B Preferred Shares ('Senior Shares'), if any, the holders of Kranzco Series B Preferred Shares shall be entitled to receive, out of the assets of Kranzco legally available for payment of distributions, liquidating distributions in cash (or property at its fair market value as determined in good faith by the Kranzco Board (or a combination thereof)) in the amount of $25.00 per share ('the Series B Liquidation Preference') for each Kranzco Series B Preferred Share plus an amount equal to all accrued and unpaid distributions (whether or not authorized or declared, and whether or not there would be assets legally available for the payment of such distributions) to the date of such liquidation, dissolution or winding up. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Kranzco Series B Preferred Shares shall have no right or claim to any of the remaining assets of Kranzco and will not be entitled to any other distribution.

     Notwithstanding the foregoing, in the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of Kranzco, the assets legally available for payment of distributions are insufficient to pay (i) the full amount of the liquidating distributions to which holders of Kranzco Series B Preferred Shares would otherwise be entitled and (ii) the corresponding amounts of the liquidating distributions to which holders of Parity Shares would be entitled upon liquidation, dissolution or winding up of the affairs of Kranzco, then the holders of the Kranzco Series B Preferred Shares and the holders of the Parity Shares will share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they otherwise would be respectively entitled.

     Kranzco Series B-1 Preferred Shares Conversion Rate; Right of Conversion

     Holders of Kranzco Series B-1 Preferred Shares shall have the right, exercisable after the first anniversary of the Initial Issue Date (unless exercisable earlier as described below), at any time and from time to time, to convert all or any Kranzco Series B-1 Preferred Shares (except that upon any dissolution, liquidation or winding up of the affairs of Kranzco the right of conversion shall terminate at the close of business on the business day fixed for payment of the liquidating distributions to which holders of Kranzco Series B-1 Preferred Shares are entitled) into such number of fully paid Kranzco Common Shares as is obtained by: (i) multiplying the number of Kranzco Series B-1 Preferred Shares to be converted by $25.00 and (ii) dividing the result by the conversion price listed below that will be in effect during the corresponding date of conversion listed below:

DATE OF CONVERSION                                             CONVERSION PRICE
------------------------------------------------------------   ----------------

Prior to the occurrence of a Special Conversion Event:

  The day after the first anniversary of the Initial Issue
     Date to and including the second anniversary of the
     Initial Issue Date.....................................       $19.175

  The day after the second anniversary of the Initial Issue
     Date to and including the third anniversary of the
     Initial Issue Date.....................................       $18.6875

  The day after the third anniversary of the Initial Issue
     Date to and including the fourth anniversary of the
     Initial Issue Date.....................................       $18.20

  From and after the day after the fourth anniversary of the
     Initial Issue Date.....................................       $17.7125


At any time after a Special Conversion Event (defined below)
  shall have occurred.......................................       $17.7125

At any time after a notice of a Preferred Redemption
  (defined below)...........................................       $16.25

     A 'Special Conversion Event' shall mean (i) Norman M. Kranzdorf ceasing to be Chief Executive Officer, Chief Operating Officer or any other senior executive officer of Kranzco having an active role in management of the business of Kranzco, (ii) the merger or consolidation of Kranzco with or into any person unless the holders of Kranzco Common Shares own more than 50% of the voting securities of the surviving corporation and effective provisions are made by the surviving corporation to protect the preferences and other rights of the Kranzco Series B Preferred Shares, (iii) the sale, lease, transfer, spin-off or other disposal or distribution of all or substantially all of the assets of Kranzco,
(iv) a successful tender offer or similar offer for at least a majority of the voting shares of Kranzco is commenced and completed, (v) certain defaults on indebtedness of Kranzco or any of its subsidiaries for borrowed money in excess of $10,000,000 or capital lease obligations of Kranzco or any of its subsidiaries in excess of $25,000,000, (vi) the commencement by or against Kranzco of any insolvency, bankruptcy, dissolution, liquidation or receivership proceedings with respect to Kranzco, (vii) Kranzco losing its status as a REIT or (viii) Kranzco failing to pay a distribution on the Kranzco Series B Preferred Shares for any Series B Distribution Period within five days of the Distribution Payment Date therefor.

     In connection with a Special Conversion Event described in clauses (ii) and
(iii) above, a holder of Kranzco Series B Preferred Shares shall have the right to convert such shares into Kranzco Common Shares immediately prior to such event, and the conversion ratio for such event shall be based on the conversion price applicable to any Special Conversion Event.

     For a discussion of the U.S. federal income tax consequences of the decreases in the conversion prices of the Kranzco Series B-1 Preferred Shares (as set forth above) on holders of the Kranzco Series B-1 Preferred Shares, see 'THE MERGER--Certain U.S. Federal Income Tax Considerations--Tax Consequences to Holders of Kranzco Series B Preferred Shares.'

     Kranzco Series B-2 Preferred Shares Conversion Rate; Right of Conversion

     Kranzco Series B-2 Preferred Shares will, after the third anniversary of the Initial Issue Date (unless converted earlier upon the occurrence of a Special Conversion Event), automatically convert into an equal number of Kranzco Series B-1 Preferred Shares which will then be convertible into Kranzco Common Shares at the same conversion as set forth above in '--Kranzco Series B-1 Preferred Shares Conversion Rate; Right of Conversion.' Upon the occurrence of a Special Conversion Event prior to the day after the third anniversary of the Initial Issue Date, the Kranzco Series B-2 Preferred Shares will automatically convert into an equal number of Kranzco Series B-1 Shares which will then be convertible into Kranzco Common Shares at the same conversion as set forth above in '--Kranzco Series B-1 Preferred Shares Conversion Rate; Right of Conversion.'

     For a discussion of the U.S. federal income tax consequences of the decreases in the conversion price of the Kranzco Series B-2 Preferred Shares on holders of the Kranzco Series B-2 Preferred Shares, see 'THE MERGER--Certain U.S. Federal Income Tax Considerations--Tax Consequences to Holders of Kranzco Series B Preferred Shares.'

     Distributions Following Conversion

     Notwithstanding the surrender of Kranzco Series B Preferred Shares for conversion into Kranzco Common Shares, all accrued distributions with respect to such Kranzco Series B Preferred Shares for any past Series B Distribution Periods that are in arrears at the time of such conversion will be paid to the registered holder of such Kranzco Series B Preferred Shares in the same manner as if such registered holder continued to be the registered holder of such converted Kranzco Series B Preferred Shares following such conversion. In addition, if any holder surrenders Kranzco Series B Preferred Shares for conversion into Kranzco Common Shares, such holder shall be entitled to receive a pro rata distribution on such Kranzco Series B Preferred Shares converted for the portion of the current Series B Distribution Period such holder owned the Kranzco Series B Preferred Shares surrendered for conversion, notwithstanding that the record date for the distribution payable for the current Series B Distribution Period may not have occurred. If a distribution period for the Kranzco Common Shares overlaps with such current Series B Distribution Period, an offset against the amount to be distributed to such holder with respect to any such distribution period for the Kranzco Common Shares may be required.

     Reservation of Kranzco Common Shares; Valid Issuance

     Kranzco will reserve and will at all times keep reserved out of its authorized but unissued Kranzco Common Shares a sufficient number of Kranzco Common Shares to permit the conversion of the then outstanding Kranzco Series B Preferred Shares that may then be converted. All Kranzco Common Shares which may be issued upon conversion of Kranzco Series B Preferred Shares will be validly issued and fully paid, and will not be subject to preemptive or other similar rights. In order that Kranzco may issue Kranzco Common Shares upon conversion of Kranzco Series B Preferred Shares, Kranzco will endeavor to comply with all applicable federal and state securities laws and will endeavor to list such Kranzco Common Shares to be issued upon conversion on each securities exchange on which the Kranzco Common Shares are then listed.

     Adjustment of Conversion Rate

     The conversion rate for the Kranzco Series B Preferred Shares in effect at any time shall be subject to adjustment from time to time to protect against certain dilutive events. In the case of any issuance of Kranzco Common Shares to any non-affiliate of Kranzco for a price per share of less than 85% of the average of the closing prices for a Kranzco Common Share for the thirty trading days preceding the tenth trading day prior to such issuance of Kranzco Common Shares (the 'Current Market Price'), the number of Kranzco Common Shares into which each Kranzco Series B Preferred Share is convertible will be adjusted by multiplying the number of Kranzco Common Shares into which each Kranzco Series B Preferred Share was convertible immediately prior to such issuance by a fraction of which the numerator shall be the number of Kranzco Common Shares outstanding immediately prior to such issuance plus the number of Kranzco Common Shares being issued, and of which the denominator shall be the number of Kranzco Common Shares outstanding immediately prior to such issuance plus the number of Kranzco Common Shares which the aggregate offering price of the Kranzco Common Shares to be issued would purchase at the Current Market Price.

     A similar type of adjustment to the conversion ratio will be made in the case of any issuance of any security convertible or exercisable for Kranzco Common Shares ('Kranzco Common Share Equivalents') where the aggregate of the price of such Kranzco Common Share Equivalent and the price per share for which Kranzco Common Shares may be issuable pursuant to such Kranzco Common Share Equivalent is less than 85% of the Current Market Price. In the case of any issuance of in excess of an aggregate of 250,000 Kranzco Common Shares and Kranzco Common Shares into which Kranzco Common Share Equivalents which have been issued are exercisable, exchangeable or convertible, in each case which have been issued from and after November 12, 1996, to any officer, director or other affiliate of Kranzco at a price per share of less than the Current Market Price per Common Share then in effect on the date of such issuance, then a similar type of adjustment to the conversion ratio will be made for each such Kranzco Common Share and Kranzco Common Share Equivalent issued to any officer, director or other affiliate of Kranzco at a price per share of less than the Current Market Price then in effect on the date of such issuance.

     In the case of (i) a share dividend, share split or any other distribution in Kranzco Common Shares, (ii) a reclassification of Kranzco Common Shares into shares of some other class or series of shares or (iii) a subdivision or combination of Kranzco Common Shares, each Kranzco Series B Preferred Share will be adjusted to be convertible into the number of Kranzco Common Shares the holder of a Kranzco Series B Preferred Share would have been entitled to receive if such holder had converted immediately prior to such event. In addition, if the Kranzco Series A Preferred Shares are converted into more than 500,000 Kranzco Common Shares, each Kranzco Series B Preferred Share will be adjusted to be convertible into the same percentage of the Kranzco Common Shares that such share would have been convertible as if the Kranzco Series A Preferred Shares had been converted into 500,000 Kranzco Common Shares and no more.

     If Kranzco shall make a dividend or distribution of securities (other than Kranzco Common Shares or Kranzco Common Share Equivalents) or other property to the holders of Junior Shares and not to the holders of the Kranzco Series B Preferred Shares, then, unless the holders of the Kranzco Series B Preferred Shares are entitled to receive such distribution at a later time upon conversion of the Kranzco Series B Preferred Shares and such distribution has been set aside for such later distribution, each holder of Kranzco Series B Preferred Shares shall receive at the time of payment or issuance of such dividend or distribution, without payment or any consideration therefor, such securities or other property which he would have owned immediately following such dividend or distribution had such holder's Kranzco Series B Preferred Shares been converted immediately prior thereto.

     Voting

     The holders of Kranzco Series B Preferred Shares are generally not entitled to vote at, or participate in, any meeting of shareholders of Kranzco, and have no other right to vote, except as required by law and except in certain other situations summarized below.

     In addition to any other rights provided to the holders of the Kranzco Series B Preferred Shares by applicable law, Kranzco may not, without the affirmative vote of the holders of at least a majority of the total number of outstanding Kranzco Series B-1 Preferred Shares and Kranzco Series B-2 Preferred Shares, voting together as a separate class, (i) authorize, create or issue, or increase the par value or authorized or issued amount of, any class or series of Senior Shares, or rights to subscribe to or acquire, any security convertible into, any class or series of Senior Shares, or reclassify any Kranzco Shares into any such Senior Shares or reclassify any Junior Shares into Parity Shares;
(ii) amend, alter or repeal, whether by merger, consolidation or otherwise, any of the provisions of the Declaration of Trust so as to adversely affect the preferences, right to convert, conversion price adjustments, notice rights, special conversion rights, distribution and liquidation rights, preferences, restrictions or limitations, redemption rights or privileges, or voting powers or rights of the Kranzco Series B Preferred Shares; or (iii) modify an express contract right of the Kranzco Series B Preferred Shares.

     If (a) Kranzco fails to pay the distributions on the outstanding Kranzco Series B Preferred Shares for any two quarterly Series B Distribution Periods (whether or not consecutive) or (b) a Special Conversion Event shall have occurred (notwithstanding that such Special Conversion Event at any time thereafter no longer continues), the holders of the Kranzco Series B Preferred Shares shall immediately and at all times thereafter vote together with the holders of the Kranzco Common Shares as a single class on all actions to be taken by the holders of the Kranzco Common Shares. If Kranzco resolves to take any action that would constitute a Special Conversion Event by reason of the merger or consolidation of Kranzco with or into any third party or the sale, lease, transfer, spin-off or other disposition of all or substantially all of Kranzco's assets, and if the holders of the Kranzco Common Shares are entitled to vote on such Special Conversion Event, then the holders of the Kranzco Series B Preferred Shares shall be entitled to vote together with the holders of the Kranzco Common Shares as a single class on such Special Conversion Event.

     If Kranzco fails to authorize and pay or declare and set apart for payment the distributions accumulated on the outstanding Kranzco Series B Preferred Shares for any four quarterly Series B Distribution Periods (a 'Four Quarter Preferential Distribution Non-Payment'), the number of trustees of the Kranzco Board will be increased by one and the holders of the outstanding Kranzco Series B-1 Preferred Shares and Kranzco Series B-2 Preferred Shares, voting together as a separate class, shall be entitled to elect one additional trustee to the Kranzco Board (a 'Preferred Shares Trustee') until the full distributions accumulated on all outstanding Kranzco Series B Preferred Shares for such four quarterly Series B Distribution Periods have been authorized and paid or declared and set apart for payment. No Preferred Shares Trustee elected by the holders of the Kranzco Series B Preferred Shares may be removed except by the vote of the holders of a majority of the outstanding Kranzco Series B-1

Preferred Shares and Kranzco Series B-2 Preferred Shares, voting together as a separate class, in person or by proxy, at a meeting called for such purpose. So long as a Four Quarter Preferential Distribution Non-Payment shall continue, if a Preferred Shares Trustee who has been elected by the holders of Kranzco Series B Preferred Shares to serve on the Kranzco Board shall no longer serve on the Kranzco Board by reason of resignation, death or removal, such vacancy may be filled by holders of a plurality of the outstanding Kranzco Series B-1 Preferred Shares and Kranzco Series B-2 Preferred Shares, voting together as a separate class. If and when all accumulated distributions on the Kranzco Series B Preferred Shares have been authorized and paid, the holders of the Kranzco Series B Preferred Shares shall be divested of the special voting rights to elect a Preferred Shares Trustee, subject to revesting in the event of each and every subsequent Four Quarter Preferential Distribution Non-Payment. Upon termination of such special voting rights attributable to all holders of the Kranzco Series B Preferred Shares, the term of office of the Preferred Shares Trustee shall terminate and the number of trustees constituting the entire Kranzco Board shall be reduced by one.

     Trustees' Right to Refuse to Transfer Series B Preferred Shares; Limitation on Holdings

     In the event of any proposed transfer of Kranzco Series B Preferred Shares that would jeopardize the status of Kranzco as a REIT, the Kranzco Board has the right to refuse to permit such transfer and to take any action to cause any such transfer not to occur. In addition, any transfer of Kranzco Series B Preferred Shares that would (i) create a direct or indirect owner of more than 9.8% of the lesser of the number or the value of the total

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Kranzco Shares outstanding other than a person approved by the Kranzco Board (a
'Kranzco Series B Preferred Shares Excepted Person'); or (ii) result in Kranzco being 'closely held' within the meaning of Section 856(h) of the Code, will be void ab initio and any such Kranzco Series B Preferred Shares so transferred may be purchased by Kranzco. See 'DESCRIPTION OF KRANZCO SHARES--Restrictions on Transfer Generally' for a description of the procedure for purchasing and the purchase price of such shares. Robert A. Mandor, Leonard S. Mandor and certain of their affiliates have been approved by the Kranzco Board as Kranzco Series B Preferred Shares Excepted Persons for so long as their direct or indirect ownership of Kranzco Shares, individually or in the aggregate and in any combination do not exceed certain levels. For a more detailed description of the transfer restrictions contained in Kranzco's Declaration of Trust, see '--Restrictions on Transfer Generally.'

     Redemption

     At any time after the fifth anniversary of the Initial Issue Date, if the aggregate Series B Liquidation Preferences of all of the outstanding Kranzco Series B-1 Preferred Shares are at any time less than $3,000,000, the Kranzco Board may, at its option and in its sole discretion, redeem the Kranzco Series B-1 Preferred Shares in whole, subject to the limitations set forth below, at a redemption price equal to $25.00 per share (the 'Call Price'), plus (i) all distributions accrued and unpaid on such Kranzco Series B-1 Preferred Shares for past Series B Distribution Periods and (ii) the pro rata portion of the distributions on such Kranzco Series B-1 Preferred Shares for the then current Series B Distribution Period through the date of redemption (the 'Preferred Redemption').

     From and after the redemption date for the Preferred Redemption (unless default shall be made by Kranzco in payment), (a) all distributions on the Kranzco Series B-1 Preferred Shares shall cease to accrue, and all rights of the holders thereof as shareholders of Kranzco will cease and terminate, except for the right (i) to surrender their Kranzco Series B-1 Preferred Shares for conversion into Kranzco Common Shares at any time prior to the Redemption Date or (ii) to receive payment with respect to such Kranzco Series B-1 Preferred Shares upon the surrender of certificates and (b) the Kranzco Series B-1 Preferred Shares shall no longer be deemed to be outstanding for any purpose whatsoever.

     If a notice of redemption is given by Kranzco, any holder of then outstanding Kranzco Series B-1 Preferred Shares may, prior to the close of business on the last business day preceding the date of redemption, give written notice to Kranzco of the conversion of any or all of the Kranzco Series B-1 Preferred Shares to be redeemed held by such holder (accompanied by a certificate or certificates for such shares, duly endorsed or assigned to Kranzco), and such conversion shall occur in accordance with the terms of the Kranzco Series B-1 Preferred Shares.

     No Preemptive Rights

     No holder of Series B Preferred Shares shall be entitled to any preemptive rights to subscribe for or acquire any unissued Kranzco Shares (whether now or hereafter authorized) or securities of Kranzco convertible including securities into or carrying a right to subscribe to or acquire Kranzco Shares.

  Kranzco Series C Preferred Shares

     The Kranzco Board at a meeting held on November 7, 1996 adopted resolutions authorizing, creating and classifying, out of the 100,000,000 authorized Kranzco Shares, a separate class of preferred shares of beneficial interest consisting of 395,834 preferred shares of beneficial interest known as the 'Series C Cumulative Redeemable Preferred Shares of Beneficial Interest', having a par value of $.01 per share.

     Ranking

     Upon issuance, Kranzco Series C Preferred Shares will rank on a parity with the Kranzco Series A Preferred Shares and the Kranzco Series B Preferred Shares, and senior to the Kranzco Common Shares with respect to distributions and amounts payable upon liquidation, dissolution or winding up of the affairs of Kranzco.

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
     Distributions

     The holders of Kranzco Series C Preferred Shares will be entitled to receive dividends, as and when declared by the Kranzco Board, out of funds legally available for the purpose, at the rate of 8% per annum of the Series C Liquidation Preference (defined below), payable in quarterly installments on the last day of January, April, July and October of each year (each such date being a 'Series C Distribution Payment Date') with respect to the immediately preceding calendar quarter.

     Each dividend is fully cumulative and accrues (whether or not declared), on a daily basis without compounding and without interest, from the date of initial issuance. The holders of Kranzco Series C Preferred Shares will be entitled to receive dividends provided for in preference to and with priority over any dividends on and other distributions in respect of the Kranzco Common Shares or any other class or series of shares or equity securities of Kranzco heretofore or hereafter authorized which by its terms are Junior Shares. So long as any Kranzco Series C Preferred Shares are outstanding, Kranzco may not declare, pay or set apart for payment any dividend on account of, or set apart for payment money for a sinking or other similar fund for the purchase, redemption or other retirement of any Junior Shares or any warrants, rights, calls or options exercisable for or convertible into any Junior Shares or make any distribution in respect thereof, either directly or indirectly, and whether in cash, obligations or shares of Kranzco or other property (other than distributions or dividends in Junior Shares to the holders of Junior Shares), unless full dividends on all outstanding Kranzco Series C Preferred Shares have been paid in full or a sum set apart sufficient for the full payment thereof.

     Distributions Upon Liquidation, Dissolution or Winding Up

     In the event of a voluntary or involuntary liquidation, dissolution or winding up of the affairs of Kranzco, the holders of Kranzco Series C Preferred Shares then outstanding shall be entitled to receive, out of the assets of Kranzco, $10.00 per share (the 'Series C Liquidation Preference') plus an amount per share equal to all accrued and unpaid dividends thereon, if any, up to the date of liquidation, dissolution or winding up of the affairs of Kranzco, before any distribution or payment is made on any class of Junior Shares. If upon any liquidation, dissolution or winding up of the affairs of Kranzco, the assets distributable among the holders of Kranzco Series C Preferred Shares and all other classes and series of Kranzco Shares which by their terms rank (as to any such distribution of assets) on a parity with the Kranzco Series C Preferred Shares are insufficient to permit the payment in full to the holders of all such shares of all preferential amounts payable to all such holders, then the entire assets of Kranzco thus distributable shall be distributed ratably among the holders of Kranzco Series C Preferred Shares and such other classes and series of Kranzco Shares which by their terms rank (as to any such distribution of assets) on a parity with the Kranzco Series C Preferred Shares in proportion to the respective amounts that would be payable per share if such assets were sufficient to permit payment in full.

     Voting

     The holders of Kranzco Series C Preferred Shares are not entitled to vote at, or participate in, any meeting of shareholders of Kranzco, and have no other right to vote, except as required by law and except in certain other situations summarized below.

     In addition to any other rights provided to the holders of the Kranzco

Series C Preferred Shares by applicable law, Kranzco may not, without the affirmative vote of the holders of at least a majority of the total number of outstanding Kranzco Series C Preferred Shares, voting together as a separate class, (i) authorize, create or issue any class or series of, or rights to subscribe to or acquire, any security convertible into, any class or series of Kranzco Shares having mandatory redemption obligations on the part of Kranzco senior to the Kranzco Series C Preferred Shares, or reclassify any Kranzco Shares into any such senior shares; (ii) amend, alter or repeal, whether by merger, consolidation or otherwise, any of the provisions of the Declaration of Trust so as to adversely affect the preferences, notice rights, distribution and liquidation rights, preferences, restrictions and limitations, redemption rights and privileges or voting powers or rights of the Kranzco Series C Preferred Shares; or (iii) modify an express contract right of the Kranzco Series C Preferred Shares.

     Mandatory Redemption

     Kranzco is required, to the extent that funds are legally available therefor, to redeem in eight equal quarterly installments on the last day of January, April, July and October of each calendar year, beginning in the first quarter following the Merger, all of the outstanding Kranzco Series C Preferred Shares at a redemption price per

Kranzco Series C Preferred Share (the 'Series C Redemption Price') equal to the Series C Liquidation Preference plus an amount equal to the accrued and unpaid dividends, if any, allocable to such Kranzco Series C Preferred Share. If Kranzco (i) fails to discharge any mandatory redemption obligation for any reason, (ii) fails to pay a distribution on the outstanding Kranzco Series C Preferred Shares for any quarter within five days of the distribution payment date therefor or (iii) merges or consolidates with or into any entity, unless immediately following such merger or consolidation, more than 50% of the surviving company's issued and outstanding voting securities are held by the holders of Kranzco's issued and outstanding voting securities immediately prior to such merger or consolidation and effective provision is made in the charter documents of the surviving person or entity or otherwise for the recognition, preservation and protection of the preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends or other distributions of the Kranzco Series C Preferred Shares, then (x) no dividends or other distributions shall be paid on the Kranzco Common Shares, any other class of Junior Shares or any class or series of shares of equity securities of Kranzco which by its terms ranks on a parity with the Kranzco Series C Preferred Shares in respect of dividend rights and rights of liquidation, dissolution and winding up of the affairs of Kranzco and (y) Kranzco shall immediately redeem all outstanding Kranzco Series C Preferred Shares at the Series C Redemption Price.

     Optional Redemption

     The Kranzco Board shall have the right at any time, and from time to time, but not the obligation, to redeem an unlimited number of Kranzco Series C Preferred Shares at the Series C Redemption Price plus on amount equal to the accrued and unpaid dividends thereon if any.


WARRANTS

     On November 19, 1992 Kranzco issued to certain persons warrants to purchase up to 191,429 Kranzco Common Shares exercisable within five years after issuance at an exercise price equal to $26.00 per Kranzco Common Share.

CLASSIFICATION OR RECLASSIFICATION OF KRANZCO SHARES

     The Declaration of Trust authorizes the Kranzco Board to classify or reclassify any unissued Kranzco Shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications or terms or conditions of redemption.

RESTRICTIONS ON TRANSFER GENERALLY

     For Kranzco to continue to qualify as a REIT, not more than 50% in value of its outstanding shares may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year; the Shares must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year; and certain percentages of Kranzco's gross income must be from particular activities. Because the Kranzco Board believes it is essential for Kranzco to continue to qualify as a REIT, the Declaration of Trust, subject to certain exceptions, provides that no holder (other than (i) Norman M. Kranzdorf and Marvin Williams, (ii) Leonard Mandor, Robert Mandor and their affiliates and (ii) any other person approved by the trustees, at their option and in their discretion, provided that such approval will not result in the termination of the status of Kranzco as a REIT) may own, or be deemed to own by virtue of the attribution provisions of the Code, more than 9.8% (the 'Ownership Limit') of the lesser of the number or value (in either case as determined in good faith by the Kranzco Board) of the total outstanding Shares. The Kranzco Board may also waive the Ownership Limit if evidence satisfactory to the trustees and Kranzco's tax counsel is presented that such ownership will not then or in the future jeopardize Kranzco's status as a REIT. As a condition of such waiver, the intended transferee must give written notice to Kranzco of the proposed transfer and must furnish such opinions of counsel, affidavits, undertakings, agreements and information as may be required by the Kranzco Board no later than the 15th day prior to any transfer which, if consummated, would result in the intended transferee owning Shares in excess of the Ownership Limit. The foregoing restrictions on transferability and ownership will not apply if the Kranzco Board determines that it is no longer in the best interests of Kranzco to attempt to qualify, or to continue to qualify, as a REIT. Any transfer or issuance of Shares or any security convertible into Shares that would (i) create a direct or indirect ownership of Shares in excess of the Ownership Limit, (ii) with respect to transfers only, result in the Shares being owned by fewer than 100 persons or
(iii) result in Kranzco being 'closely held' within the meaning of Section 856(h) of the Code, shall be null and void, and the intended transferee will acquire no rights to the Shares. The Declaration of Trust provides that Kranzco, by notice to the holder thereof, may purchase any or all Shares (the 'Excess Shares') that are proposed to be transferred pursuant to a transfer which, if consummated, would result in the intended transferee owning Shares in excess of the Ownership Limit or would otherwise jeopardize the REIT status of Kranzco. The purchase price of any Excess Shares which are Kranzco Common Shares or Kranzco Series A Preferred Shares will be equal to the fair market value of such Shares reflected in the closing sales price for the Shares, if then listed on a national securities exchange, or such price for the Shares on the principal exchange if then listed on more than one national securities exchange, or, if the shares are not then listed on a national securities exchange, the latest bid quotation for the Shares if then traded over-the-counter, or, if such quotation is not available, the fair market value as determined by the Kranzco Board in good faith, on the last trading day immediately preceding the day on which notice of such proposed purchase is sent by Kranzco. The purchase price of any Excess Shares which are Kranzco Series B Preferred Shares will be equal to the greatest of (i) the average of the closing prices for a Kranzco Series B Preferred Share for the thirty trading days preceding the day on which notice of such proposed transfer is sent, (ii) the product of (x) the average of the closing prices for a Kranzco Common Share for the thirty trading days preceding the day on which notice of such proposed transfer is sent and (y) the number (including fractions) of Kranzco Common Shares into which such Kranzco Series B Preferred Share may be converted on such day and (iii) the sum of (x) the Series B Liquidation Preference and (y) the accrued and unpaid distributions on such Kranzco Series B Preferred Share. The closing price for such days will be the last reported sale price regular way or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices regular way, in either case on the NYSE, or if the Kranzco Series B Preferred Shares or Kranzco Common Shares, as the case may be, are not listed or admitted to trading on the NYSE, on the principal national securities exchange on which the Kranzco Series B Preferred Shares or Kranzco Common Shares, as the case may be, are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the closing sale price of the Kranzco Series B Preferred Shares or Kranzco Common Shares, as the case may be, or in case no reported sale takes place, the average of the closing bid and asked prices on NASDAQ or any comparable system. If the Kranzco Series B Preferred Shares or Kranzco Common Shares, as the case may be, are not quoted on NASDAQ or any comparable system, the Kranzco Board shall in good faith determine the current market price on such basis as it considers appropriate. From and after the date fixed for purchase by the Kranzco Board, the holder of such Excess Shares to be purchased by Kranzco shall cease to be entitled to distributions, voting rights and other benefits with respect to such Excess Shares excepting only the right to payment of the purchase price for the Excess Shares. Any dividend or distribution paid to a proposed transferee on Excess Shares prior to the discovery by Kranzco that such Shares have been transferred in violation of the provisions of the Declaration of Trust shall be repaid to Kranzco upon demand. If the foregoing transfer restrictions are determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the intended transferee of any Excess Shares may be deemed, at the option of Kranzco, to have acted as an agent on behalf of Kranzco in acquiring such Excess Shares and to hold such Excess Shares on behalf of Kranzco.

     All persons who own, directly or by virtue of the attribution provisions of the Code, more than 5% in number or value of the outstanding Shares must give a written notice to Kranzco containing the information specified in the

Declaration of Trust by January 30 of each year. In addition, each shareholder of Kranzco shall upon demand be required to disclose to Kranzco in writing such information with respect to the direct, indirect and constructive ownership of beneficial interests as the Kranzco Board deems necessary to comply with the provisions of the Code applicable to a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

     Such ownership limitations may have the effect of precluding acquisition of control of Kranzco unless the Kranzco Board determines that Kranzco's maintenance of REIT status is no longer in the best interests of Kranzco.

                        COMPARISON OF RIGHTS OF HOLDERS

GENERAL

     UPI is organized as a corporation under the laws of the State of Delaware and Kranzco is organized as a real estate investment trust under Title 8 ('a Maryland REIT'). As a Delaware corporation, UPI is subject to the DGCL, which is a general corporation statute dealing with a wide variety of matters, including election, tenure, duties and liabilities of directors and officers; dividends and other distributions; meetings of stockholders; and extraordinary actions, such as amendments to the certificate of incorporation, mergers, sales of all or substantially all of the assets and dissolution. The rights of holders of UPI Common Stock are governed by the DGCL, the UPI Certificate of Incorporation and the UPI Bylaws.

     As a Maryland REIT, Kranzco is governed by Title 8 and certain other provisions of the Annotated Code of Maryland. Title 8 covers some of the same matters covered by the DGCL, including liabilities of the trust, shareholders, trustees and officers; amendments of the declaration of trust; and mergers of a Maryland REIT with other entities. There are, however, many matters that are addressed in the DGCL that are not addressed by Title 8, and it is a general practice for a Maryland REIT such as Kranzco to address a number of these matters through provisions in its declaration of trust or bylaws. The rights of holders of Kranzco Shares are governed by Title 8, the Declaration of Trust and the Kranzco Bylaws.

     The discussion of the comparative rights of holders of UPI Common Stock, holders of Kranzco Common Shares and holders of Kranzco Series B Preferred Shares set forth below does not purport to be complete and is subject to and qualified in its entirety by reference to the DGCL and Title 8 and also to the UPI Certificate of Incorporation and the UPI Bylaws, and the Declaration of Trust, Kranzco Series A Articles Supplementary, the Kranzco Series B-1 Articles Supplementary, the Kranzco Series B-2 Articles Supplementary, the Kranzco Series C Articles Supplementary and the Kranzco Bylaws.

VOTING RIGHTS

     Each share of UPI Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of holders of UPI Common Stock, including the election of directors. No action to be taken by UPI requires approval by the affirmative vote of the holders of greater than a majority of the shares of UPI Common Stock entitled to vote on the matter.

     Each Kranzco Common Share entitles the holder thereof to one vote on all matters submitted to a vote of holders of Kranzco Common Shares, including the election of trustees. The following actions must be approved by the affirmative vote of the holders of at least two-thirds of the outstanding Kranzco Common
Shares: certain amendments to the Declaration of Trust; removal of trustees from the Kranzco Board; merging Kranzco into another entity, consolidating Kranzco with one or more other entities into a new entity or selling or otherwise disposing of all or substantially all of the assets of Kranzco. No other action to be taken by Kranzco requires approval by the affirmative vote of the holders of greater than a majority of the outstanding Kranzco Common Shares.

     Kranzco Series B Preferred Shares do not entitle the holder thereof to any vote on matters submitted to a vote of the holders of Kranzco Common Shares, including the election of trustees, except under certain limited circumstances, including without limitation (i) the occurrence of a Special Conversion Event,
(ii) Kranzco's failure to pay the distributions accumulated on the outstanding Kranzco Series B Preferred Shares for any two quarterly distribution periods (whether or not consecutive) and (iii) Kranzco's failure to pay the distributions accumulated on the outstanding Kranzco Series B Preferred Shares for any four quarterly distribution periods. See 'DESCRIPTION OF KRANZCO SHARES--Kranzco Preferred Shares--Kranzco Series B-1 Preferred Shares and Kranzco Series B-2 Preferred Shares--Voting.'

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DIVIDENDS AND OTHER DISTRIBUTIONS

     Holders of UPI Common Stock are entitled to distributions if, as and when declared by the UPI Board. UPI has never paid any cash dividends on the UPI Common Stock and has no present intention to declare or pay any cash dividends. Dividends may only be paid out of the surplus of UPI or, if there is no surplus, out of net profits for the year in which the dividend is declared and/or the preceding fiscal year.

     Holders of Kranzco Common Shares are entitled to distributions if, as and when declared by the Kranzco Board. Kranzco currently pays a regular quarterly cash distributions of $.48 per Kranzco Common Share (which, if annualized, would equal $1.92 per Kranzco Common Share). However, future distributions are at the discretion of the Kranzco Board. Under Title 8 and the Declaration of Trust, there are no limits in Title 8 on the payment of dividends or other distributions on the Kranzco Common Shares similar to the limits in the DGCL.

     Holders of Kranzco Series B Preferred Shares are entitled to cumulative dividends at an annual rate of 9.75% of the Series B Liquidation Preference. Under Title 8 and the Declaration of Trust, there are no limits on the payment of dividends or other distributions on the Kranzco Preferred Shares similar to those provided by the DGCL.

RESTRICTIONS ON TRANSFER

     There are no restrictions on the transferability of UPI Common Stock under the DGCL, the UPI Certificate of Incorporation or the UPI Bylaws.

     The Declaration of Trust restricts the transferability of Kranzco Common Shares and Kranzco Preferred Shares. To ensure that Kranzco will not fail to qualify as a REIT under various tests set forth under the Code, the Declaration of Trust, subject to certain exceptions, authorizes the Kranzco Board to take such actions as are necessary and desirable to preserve its qualification as a REIT and to limit any person (other than (i) Norman Kranzdorf and Marvin Williams, (ii) Leonard Mandor, Robert Mandor and certain of their affiliates and
(iii) certain other persons approved by the Kranzco Board, in its discretion, provided that such approval will not result in the termination of Kranzco's status as a REIT) to direct or indirect ownership of 9.8% (the 'Ownership Limit') of the lesser of the number or value of the outstanding Kranzco Shares. The Ownership Limit may delay, defer or prevent a transaction or a change in control of Kranzco that might involve a premium price for the Kranzco Common Shares or the Kranzco Series B Preferred Shares or otherwise be in the best interest of the shareholders of Kranzco. See 'DESCRIPTION OF KRANZCO SHARES--Restrictions on Transfer Generally.'

AMENDMENT OF BYLAWS

     The UPI Bylaws may be amended by the UPI Board or by the holders of UPI Common Stock. The Kranzco Bylaws may be amended only by the Kranzco Board and not by the holders of Kranzco Common Shares or holders of Kranzco Series B Preferred Shares.

APPRAISAL RIGHTS

     Under the DGCL, shares of stock of UPI are entitled to appraisal rights in connection with certain mergers of UPI into another entity. Under Title 8, Kranzco Shares have no appraisal rights.

UPI BOARD AND KRANZCO BOARD

     The business and affairs of UPI are managed under the direction of a three-member board of directors. The business and affairs of Kranzco are managed under the direction of a seven-member board of trustees.

     The UPI Certificate of Incorporation and the UPI Bylaws provide that the number of directors of UPI shall be as fixed by the UPI Board from time to time (but in no case shall the number be less than one or more than seven). Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office or by a sole remaining director. All directors are elected at each annual meeting for a term lasting until the next annual meeting and the election and qualification of their successors.

     The Declaration of Trust provides that the number of trustees of Kranzco cannot be less than three or more than 15. Any vacancy (including a vacancy created by an increase in the number of trustees) will be filled, at any regular meeting or at any special meeting of the trustees called for that purpose, by a majority of the trustees. The Kranzco Board is divided into three classes, as nearly equal in number as possible, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees will be elected for a term of three years and the trustees in the other two classes will continue in office.

     Kranzco believes the classification of the Kranzco Board will help to assure the continuity and stability of Kranzco's business strategies and policies as determined by the Kranzco Board.

     The classified board provision could, however, have the effect of making the replacement of incumbent trustees more time-consuming and difficult. At least two annual meetings of shareholders, instead of one, will generally be required to effect a change in a majority of the trustees on the Kranzco Board. Thus, the classified board could increase the likelihood that incumbent trustees will retain their positions. The staggered terms of trustees might have the effect of delaying, deferring or preventing a change in control of Kranzco or other transaction which might involve a premium price for Kranzco Common Shares or the Kranzco Series B Preferred Shares or otherwise be in the best interest of its shareholders.

SPECIAL MEETINGS

     Under the DGCL, a special meeting of holders of UPI Common Stock may only be called by the UPI Board. Under the UPI Bylaws, a special meeting of holders of UPI Common Stock may be called by its President or a majority of its directors and shall be called by the Secretary at the written request of holders of at least a majority of the outstanding shares of UPI Common Stock. Under the Kranzco Bylaws, a special meeting of holders of Kranzco Common Shares may be called by the President or one-third of the trustees and shall be called upon the written request of the holders of Kranzco Common Shares entitled to cast not less than 40% of all the votes entitled to be cast at such meeting. Under the Kranzco Series B Articles Supplementary, a special meeting of holders of Kranzco Series B Preferred Shares shall be called by the Kranzco Board upon the request of holders of at least 25% of the Kranzco Series B Preferred Shares, in certain limited situations in which the holders of the Kranzco Series B Preferred Shares are entitled to vote.

ADVANCE NOTICE FOR SHAREHOLDER NOMINATIONS FOR TRUSTEE AND PROPOSALS OF NEW BUSINESS

     Holders of UPI Common Stock are not required to provide advance notice to nominate a director or to propose new business at UPI's annual meeting of stockholders.

     In order to nominate a trustee or to propose new business at a meeting of shareholders, a shareholder entitled to vote at the meeting must give written notice of not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. Similar notice must be given in connection with nominations for trustees at special meetings called for the purpose of electing one or more trustees.

ACTION BY WRITTEN CONSENT

     Any action required or permitted to be taken at an annual meeting or special meeting of stockholders of UPI may be taken without a meeting if a written consent to the action is signed by holders of outstanding shares of stock having not less than the minimum number of votes required to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

     Any action required or permitted to be taken at an annual or special meeting of stockholders of Kranzco may be taken without a meeting only if a written consent to the action is signed by holders of all of the outstanding shares of stock entitled to vote thereon.

AMENDMENT OF UPI CERTIFICATE OF INCORPORATION AND DECLARATION OF TRUST

     An amendment to the UPI Certificate of Incorporation must be approved by holders of a majority of the outstanding stock entitled to vote thereon. The trustees of the Kranzco Board, by a two-thirds vote, may at any time amend the Declaration of Trust of Kranzco to enable Kranzco to maintain its qualification as a REIT or as a Maryland REIT, without the approval of the shareholders. Other amendments require the affirmative vote of the holders of a majority of the outstanding Kranzco Shares entitled to vote thereon except that amendments to the provisions of the Declaration of Trust relating to the removal of trustees, the restrictions on transfer of Kranzco Shares, reorganizations and mergers require the affirmative vote of the holders of two-thirds of the outstanding Kranzco Shares entitled to vote thereon.

DISSOLUTION OF UPI AND TERMINATION OF KRANZCO AND REIT STATUS

     UPI may be dissolved if (i) the UPI Board, by resolution adopted by a majority of the directors of the UPI Board at any meeting called for that purpose, deems such dissolution advisable and (ii) the holders of a majority of the outstanding shares of UPI Common Stock votes for the proposed dissolution at a stockholders meeting called for the purpose of acting upon such resolution. Dissolution of UPI may also be authorized without action by the UPI Board if all stockholders entitled to vote thereon shall consent thereto in writing.

     Kranzco may be dissolved by the affirmative vote of the holders of a majority of the outstanding Kranzco Common Shares at a meeting of shareholders called for that purpose. The Kranzco Board may terminate the status of Kranzco as a REIT at any time.

     Upon any liquidation, dissolution or winding-up of the affairs of Kranzco, before any distribution may be made to the holders of any Junior Shares, including the Kranzco Common Shares, and subject to the payment or provision or reserve for payment of the debts and liabilities and the preferences of Senior Shares, if any, the holders of Kranzco Series B Preferred Shares shall be entitled to receive, out of the assets of Kranzco legally available for payment of distributions, liquidating distributions in cash or property (or a combination thereof) in the amount of the Series B Liquidation Preference for each Kranzco Series B Preferred Share plus an amount equal to all accrued and unpaid distributions to the date of such liquidation, dissolution or winding up. After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Kranzco Series B Preferred Shares shall have no right or claim to any of the remaining assets of Kranzco and will not be entitled to any other distribution.

     Upon any liquidation, dissolution or winding-up of the affairs of Kranzco, holders of Kranzco Common Shares will be entitled to share ratably in the assets of Kranzco remaining after provision for payment of liabilities to creditors and any senior securities, including without limitation, the Kranzco Series B Preferred Shares.

LIMITATION OF LIABILITY OF DIRECTORS AND OFFICERS

     As permitted by the DGCL, the liability of the directors and officers of UPI to UPI or to any stockholder of UPI for monetary damages for breach of fiduciary duty as a director or officer has been eliminated except for (a) any breach of the director's duty of loyalty to UPI or the stockholders of UPI, (b) acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (c) unlawful dividends or redemptions or purchases of stock, or (d) any transaction from which the director derived an improper personal benefit.

     As permitted by Title 8, the liability of trustees and officers of Kranzco to Kranzco or to any shareholder of Kranzco for money damages has been eliminated except for (a) actual receipt of an improper personal benefit in money, property or services and (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     UPI is required to indemnify, to the fullest extent permitted by the DGCL, any and all persons that it shall have the power to indemnify under the DGCL. The DGCL currently permits UPI to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of a corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with such action, suit or proceeding if the individual acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests and, with respect to a criminal proceeding, had no reasonable cause to believe his conduct was unlawful. However, the DGCL does not permit UPI to indemnify any person for judgments or amounts paid in settlement in a suit by or in the right of UPI. The UPI Certificate of Incorporation provides that the rights to indemnification provided thereby are non-exclusive.

     Kranzco is required, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify any trustee or officer, or former trustee or officer, (a) against reasonable expenses incurred by him in the successful defense (on the merits or otherwise) of any proceeding to which he is made a party by reason of such status or (b) against any claim or liability to which he may become subject by reason of such status unless it is established that (i) the act or omission giving rise to the claim was committed in bad faith or was the result of active and deliberate dishonesty, (ii) he actually received an improper personal benefit in money, property or services or (iii) in the case of a criminal proceeding, he had reasonable cause to believe that his act or omission was unlawful. Maryland law permits indemnification for settlements (but not judgments in) suits by or in the right of the trust. Kranzco is also required by its Bylaws to pay or reimburse, in advance of a final disposition, reasonable expenses of a trustee or officer made a party to a proceeding by reason of his status as such upon receipt of a written affirmation by the trustee or officer of his good faith belief that he has met the applicable standard for indemnification under the Kranzco Bylaws and a written undertaking to repay such expenses if it is ultimately determined that the applicable standard was not met.

     The DGCL, Title 8, the UPI Certificate of Incorporation, the UPI Bylaws, the Declaration of Trust and the Kranzco Bylaws may permit indemnification for liabilities arising under the Securities Act or the Exchange Act. The UPI Board and the Kranzco Board have been advised that, in the opinion of the Commission, indemnification for liabilities arising under the Securities Act or the Exchange Act is contrary to public policy and is therefore unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

BUSINESS COMBINATIONS

     Under the DGCL, certain 'business combinations' (including certain mergers, consolidations, asset transfers and certain issuances or reclassifications of securities) between a Delaware corporation and any person who owns 15% percent or more of the outstanding voting stock of the corporation (an 'Interested Stockholder') or certain affiliates of the Interested Stockholder are prohibited for three years after the time that the Interested Stockholder became an Interested Stockholder. This provision of the DGCL does not apply, however, to certain business combinations, including any business combination or transaction resulting in an Interested Stockholder becoming an Interested Stockholder if the combination or transaction was approved by the board of directors of the corporation prior to the time the Interested Stockholder became an Interested Stockholder.

     Under the Maryland General Corporation Law, as applicable to Maryland REITs, certain 'business combinations' (including certain mergers, consolidations, share exchanges, asset transfers and issuances or reclassifications of equity securities) between a Maryland REIT and any person who beneficially owns 10% or more of the voting power of the trust's stock or an affiliate of the trust who, at any time within the two-year period before the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting shares of beneficial interest of the trust (an 'Interested Shareholder') or an affiliate of the Interest Stockholder are prohibited for five years after the most recent record date on which the Interested Stockholder becomes an Interested Stockholder. Thereafter, any such business combination must be recommended by the board of trustees of such trust and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the trust and

(ii) two-thirds of the votes entitled to be cast by holders of outstanding shares of voting stock other than stock held by the Interested Shareholder with whom the business combination is to be effected, unless, among other things, the trust's common shareholders receive a minimum price (as defined in the statute) for their shares and the consideration is received in cash or in the same form as previously paid by the Interested Shareholder for his shares. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted for a period of five years following the most recent date on which the Interested Shareholder became an Interested Shareholder by the board of trustees of the trust prior to the time that the Interested Shareholder becomes an Interested Shareholder. The Board of Trustees has exempted from the Maryland statute any business combination with Mr. Kranzdorf or Mr. Williams or any other person acting in concert or as a group with either of the foregoing persons. The business combination statute could have the effect of delaying, deferring or preventing offers to acquire Kranzco and of increasing the difficulty of consummating any such offer.

REMOVAL OF DIRECTORS AND TRUSTEES

     A director of UPI may be removed, with or without cause, by the holders of a majority of the shares of UPI Common Stock. A trustee of Kranzco may be removed only for cause, by the affirmative vote of holders of not less than two-thirds of the Kranzco Common Shares outstanding and entitled to vote in the election of trustees. Where a trustee has been elected by the holders of the Kranzco Series B Preferred Shares, such trustee may not be removed except by the vote of the holders of a majority of the outstanding Kranzco Series B Preferred Shares, voting together as a separate class, at a meeting called for such purpose.

INSPECTION OF BOOKS AND RECORDS

     Any stockholder of UPI, upon making a written demand, may examine the stockholders' list and may inspect any other corporate books and records for any purpose reasonably related to the stockholder's interest as a stockholder. Any shareholder of Kranzco may inspect and copy the Kranzco Bylaws, minutes of proceedings of shareholders and annual statements of affairs of Kranzco. In addition, any shareholder of record of Kranzco who owns at least five percent of the outstanding shares of any class of beneficial interest for at least six months will be entitled to inspect and copy Kranzco's books of account and stock ledger and to require Kranzco to prepare and deliver a verified list of the name and address of, and the number of shares owned by, each shareholder of Kranzco.

RESTRICTIONS ON INVESTMENT AND USE

     A Maryland REIT must hold at least 75% of the value of its assets in real estate assets, mortgages or mortgage related securities, government securities, cash and cash equivalent items (including high grade short term securities and receivables) and may not use or apply land for farming, agriculture, horticulture or similar purposes. There are no such limits for corporations, such as UPI, organized under the DGCL.


CONVERSION RIGHTS

     Holders of Kranzco Series B-1 Preferred Shares and Kranzco Series B-2 Preferred Shares have the right, exercisable after the first anniversary and the third anniversary, respectively, of the Initial Issue Date (unless exercisable earlier, as described in 'DESCRIPTION OF KRANZCO SHARES--Kranzco Preferred Shares-- Kranzco Series B-1 Preferred Shares and Kranzco Series B-2 Preferred Shares'), at any time and from time to time, to convert all or any Kranzco Series B-1 Preferred Shares or Kranzco Series B-2 Preferred Shares into fully paid Kranzco Common Shares. In addition, after the third anniversary of the Initial Issue Date, the Kranzco Series B-2 Preferred Shares automatically will be converted into the Kranzco Series B-1 Preferred Shares.

                                 LEGAL MATTERS

     Certain legal matters in connection with the Merger will be passed upon for Kranzco by Robinson Silverman Pearce Aronsohn & Berman LLP, New York, New York. Ballard Spahr Andrews & Ingersoll, Baltimore, Maryland, will pass upon certain matters relating to the validity of the securities offered hereby. Certain legal matters in connection with the Merger will be passed upon for UPI by Rosenman & Colin LLP, New York, New York.

                                    EXPERTS

     The financial statements and schedule of Kranzco incorporated by reference in this Proxy Statement/Prospectus to the extent and for the periods indicated in their reports, have been audited by Arthur Andersen LLP, independent public accountants, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

     The financial statements of UPI included in this Proxy Statement/Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as indicated in their reports with respect thereto, and are included herein in reliance upon their reports of such, given upon their authority as experts in accounting and auditing.

                             STOCKHOLDER PROPOSALS

     If the stockholders of UPI do not approve and adopt the Merger Agreement and authorize the Merger and the other transactions contemplated by the Merger Agreement, or if the Merger is not consummated for any other reason, the UPI Board will schedule the next annual meeting of UPI stockholders for a future date and will make provision for presentation of proposals at the next such annual meeting by its stockholders who are eligible under, and who have complied with, the relevant regulations of the Commission.

                                 OTHER MATTERS

     The UPI Board does not intend to present and knows of no other person who intend to present at the Special Meeting any matter or business other than that set forth in the accompanying Notice of Special Meeting of Stockholders. If other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying form of proxy to vote any proxies on such matters in accordance with their best judgment.

                                          By order of the Board of Directors of
                                          UPI,

                                          Harvey Shore
                                          Secretary

Boca Raton, Florida
January 30, 1997

                      [This page intentionally left blank]

                         INDEX TO FINANCIAL STATEMENTS

                                                                         PAGE
                                                                         ----

Independent Auditors' Report..........................................   F-2

Combined Statement of Net Assets as of December 31, 1994 and Balance
  Sheets of Union Property Investors, Inc. as of December 31, 1995
  and September 30, 1996 (unaudited)..................................   F-3

Statements of Revenues and Expenses of Union Property Investors, Inc.
  for the Years Ended December 31, 1995, 1994 and 1993 and the Nine
  Months ended September 30, 1996 and 1995 (unaudited)................   F-4

Statements of Stockholders' Equity of Union Property Investors, Inc.
  for the period from November 1, 1994 (date of inception) through
  December 31, 1994, for the Year Ended December 31, 1995 and for the
  Nine Months Ended September 30, 1996 (unaudited)....................   F-5

Statements of Cash Flows of Union Property Investors, Inc. for the
  Years Ended December 31, 1995, 1994 and 1993 and the Nine Months
  Ended September 30, 1996 and 1995 (unaudited).......................   F-6

Notes to Financial Statements of Union Property Investors, Inc........   F-7

                          INDEPENDENT AUDITORS' REPORT

Union Property Investors, Inc.

We have audited the accompanying balance sheet of Union Property Investors, Inc. (the 'Company') as of December 31, 1995, the combined statement of net assets as of December 31, 1994 and the related statements of revenues and expenses and cash flows for the years ended December 31, 1995, 1994 and 1993 and the related statements of stockholders' equity for the year ended December 31, 1995 and for the period November 1, 1994 (Date of Incorporation) through December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1995 and 1994 and the results of its operations and its cash flows for the years ended December 31, 1995, 1994 and 1993 in conformity with generally accepted accounting principles.

Deloitte & Touche, LLP

New York, NY
March 22, 1996

                         UNION PROPERTY INVESTORS, INC.
                        COMBINED STATEMENT OF NET ASSETS
                          AS OF DECEMBER 31, 1994 AND
                                 BALANCE SHEETS
                 AS OF DECEMBER 31, 1995 AND SEPTEMBER 30, 1996

                                                                 SEPTEMBER 30,
                                                                     1996
                                 DECEMBER 31,    DECEMBER 31,    -------------
                                     1994            1995
                                 ------------    ------------     (UNAUDITED)
ASSETS (NOTE 1)
  Cash and cash equivalents
     (note 2).................   $          0    $    102,817          471,081
  Accounts receivable.........        536,740          64,849          468,599
  Tax receivable..............              0               0           55,203
  Due from related party (note
     10)......................              0         406,836           40,511
  Prepaid expenses and other
     (note 10)................        235,672          73,593          273,014
  Property, improvements and
     equipment, net (notes 1,
     2 and 3).................     51,527,195      50,055,740       48,937,806
  Property held for sale
     (notes 1, 2 and 3).......        750,000         724,559          705,425
  Debt financing costs, net
     (note 2).................        246,253         221,952          203,676
                                 ------------    ------------    -------------
     Total Assets.............     53,295,860      51,650,346       51,155,315
                                 ------------    ------------    -------------
                                 ------------    ------------    -------------
LIABILITIES (NOTE 1)
  Mortgages and notes
     payable..................   $ 29,704,035    $ 29,042,558     $ 30,544,631
  Accrued interest payable....              0               0          183,309
  Accounts payable and accrued
     expenses.................         64,183         192,001          551,411
  Due to related party (note
     10)......................              0         155,928            6,850
  Dividend payable to related
     party (notes 6 and 13)...              0          97,797                0
  Deferred income taxes (note
     8).......................              0         250,045          250,045
                                 ------------    ------------    -------------
     Total Liabilities........     29,768,218      29,738,329       31,536,246
                                 ------------    ------------    -------------
COMMITMENTS AND CONTINGENCIES
  (NOTES 2 AND 11)
REDEEMABLE PREFERRED STOCK
  (NOTES 6 AND 13)............              0       6,500,000        4,229,167


STOCKHOLDERS' EQUITY (NOTES 1,
  2 AND 7)
  Common stock: ($.01 par
     value, 20,000,000 shares
     authorized, 3,789,171
     issued and
     outstanding.)............              0          37,892           37,892
  Additional paid-in
     surplus..................              0      15,180,333       15,180,333
  Accumulated earnings........              0         193,792          171,677
                                 ------------    ------------    -------------
     Total Stockholders'
       Equity.................              0      15,412,017       15,389,902
                                 ------------    ------------    -------------
     Total Liabilities and
       Stockholders' Equity...              0    $ 51,650,346     $ 51,155,315
                                 ------------    ------------    -------------
                                                 ------------    -------------
     Net Assets...............   $ 23,527,642             N/A              N/A
                                 ------------
                                 ------------

                 See Accompanying Notes to Financial Statements

                         UNION PROPERTY INVESTORS, INC.
                      STATEMENTS OF REVENUES AND EXPENSES
              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
             AND THE NINE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995

                                                                                          SEPTEMBER 30,    SEPTEMBER 30,
                                                                                              1996             1995
                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    -------------    -------------
                                              1995            1994            1993
                                          ------------    ------------    ------------     (UNAUDITED)      (UNAUDITED)
REVENUES:
  Base rents (notes 2 and 4)...........    $7,115,763      $7,022,841      $6,410,499      $ 5,499,304      $ 5,341,165
  Percentage rents.....................       100,020         136,678         161,994          115,997          148,602
  Other income.........................       102,975           1,835             110           56,064           19,695
  Expense reimbursements:
     Real estate taxes.................       400,598         396,775         384,263          254,250          261,007
     Common area maintenance...........       252,595         251,408         207,701          181,431          172,354
     Insurance.........................        90,154          98,155         103,261           66,421           67,252
                                          ------------    ------------    ------------    -------------    -------------
       Total Revenues..................     8,102,105       7,907,692       7,267,828        6,173,467        6,010,075
                                          ------------    ------------    ------------    -------------    -------------
EXPENSES:
  Mortgage interest (note 5)...........     2,616,605       2,478,747       2,013,599        1,911,899        1,890,899
  Depreciation and amortization (notes
     2 and 3)..........................     1,640,584       1,589,542       1,506,407        1,235,729        1,212,577
  Valuation allowance (note 3)                      0         224,488         611,482                0                0
  Real estate taxes....................       481,556         506,935         424,981          325,578          319,636
  Management fees to related party
     (note 10).........................       388,768         251,619         220,902          917,786          523,643
  Common area maintenance..............       338,088         372,180         233,361          334,443          236,737
  Insurance............................       205,793         260,863         197,917          103,578          170,348
  Salaries, general and administration
     (note 1)..........................       527,588         636,904          61,631          399,874          102,492
                                          ------------    ------------    ------------    -------------    -------------
     Total Expenses....................     6,198,982       6,321,278       5,270,280        5,228,887        4,456,332
                                          ------------    ------------    ------------    -------------    -------------
  Income before income taxes...........     1,903,123       1,586,414       1,997,548          944,580        1,553,743
  Provision for income taxes (notes 2
     and 8)............................       742,218         618,701               0          368,923          543,810
                                          ------------    ------------    ------------    -------------    -------------
  Net Income...........................     1,160,905         967,713       1,997,548          575,657        1,009,933
  Distribution on preferred stock......             0               0               0          304,583                0
                                          ------------    ------------    ------------    -------------    -------------
  Net income attributable to common
     shareholders(1)...................    $1,160,905      $  967,713      $1,997,548      $   271,074      $ 1,099,933
                                          ------------    ------------    ------------    -------------    -------------
                                          ------------    ------------    ------------    -------------    -------------
  Net income per share of common
     stock.............................       (1)             (1)             (1)          $      0.07         (1)
                                                                                          -------------

                                                                                          -------------
  Weighted average number of shares of
     common stock......................       (1)             (1)             (1)            3,789,171         (1)
                                                                                          -------------
                                                                                          -------------

------------------
(1) As a result of the UPI Transfer and Distribution (each as defined in note 1 to the Financial Statements), historical earnings per share data has been deleted as it does not provide meaningful information. See note 2 to financial statements for pro forma per share data.

                 See Accompanying Notes to Financial Statements

                         UNION PROPERTY INVESTORS, INC.
                       STATEMENTS OF STOCKHOLDERS' EQUITY

        FOR THE PERIOD FROM NOVEMBER 1, 1994 (DATE OF INCEPTION) THROUGH
            DECEMBER 31, 1994, FOR THE YEAR ENDED DECEMBER 31, 1995
          AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996 (UNAUDITED)

                                                    COMMON STOCK        ADDITIONAL
                                                --------------------      PAID-IN      ACCUMULATED    STOCKHOLDERS'
                                                 SHARES      AMOUNT       SURPLUS       EARNINGS        EQUITY
                                                ---------    -------    -----------    -----------    -----------
November 1, 1994--Initial
  Capitalization.............................         100    $     1    $       999     $       0     $     1,000
No operations (note 1).......................                                                   0               0
                                                ---------    -------    -----------    -----------    -----------
Balance at December 31, 1994.................         100          1            999             0           1,000
Net income from August 4, 1995 through
  December 31, 1995 (note 1).................                                             291,589         291,588
Spin-off of UPI (note 1).....................   3,789,171     37,892     15,179,334                    15,217,225
Cash dividend declared--9% redeemable
  preferred stock (note 6)...................                                             (97,787)        (97,797)
                                                ---------    -------    -----------    -----------    -----------
Balance at December 31, 1995.................   3,789,171     37,892     15,180,333       193,792      15,412,017

                  UNAUDITED
Net income for the nine months ended
  September 30, 1996.........................                                             575,657         575,657
Cash dividend declared--8% redeemable
  preferred stock............................                                            (304,579)       (304,579)
Effective distribution to former parent......                                            (293,193)       (293,193)
                                                ---------    -------    -----------    -----------    -----------
Balance at September 30, 1996................   3,789,171    $37,892    $15,180,333     $ 171,677     $15,389,902
                                                ---------    -------    -----------    -----------    -----------
                                                ---------    -------    -----------    -----------    -----------

                 See Accompanying Notes to Financial Statements
                                      F-5

                         UNION PROPERTY INVESTORS, INC.

                            STATEMENTS OF CASH FLOWS

              FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
             AND THE NINE MONTHS ENDED SEPTEMBER 30, 1996 AND 1995

                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                              1995            1994            1993
                                          ------------    ------------    ------------    SEPTEMBER 30,    SEPTEMBER 30,
                                                                                              1996             1995
                                                                                          -------------    -------------
                                                                                           (UNAUDITED)      (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income...........................    $1,160,905      $  967,713      $1,997,548      $   575,657      $ 1,009,933
  Adjustment to reconcile net revenues
    less expenses to net cash provided
    by operating activities:
    Depreciation and amortization......     1,640,584       1,589,542       1,506,407        1,235,729        1,212,577
    Valuation allowance................             0         224,488         611,482                0                0
    Increase in deferred income taxes..         8,733           8,400               0                0                0
  Changes in assets and liabilities:
    Decrease (increase) in accounts
      receivable.......................        65,055        (131,688)        (25,256)        (403,750)         143,147
    Decrease (increase) in prepaid and
      other assets.....................       162,080         (19,489)       (103,931)        (199,421)          23,357
    Decrease in due from related
      party............................             0               0               0           73,132                0
    Increase in taxes receivable.......             0               0               0          (55,203)               0
    Increase in accrued interest
      payable..........................             0               0               0          183,309                0
    Increase in accounts payable and
      accrued expenses.................       381,543          21,313         (21,806)         359,410                0
    Decrease in due to related party...             0               0               0         (149,078)               0
                                          ------------    ------------    ------------    -------------    -------------
  Net cash provided by operating
    activities.........................     3,418,900       2,660,279       3,964,444        1,619,785        2,389,014
                                          ------------    ------------    ------------    -------------    -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property.................             0        (575,000)     (3,300,977)               0                0
  Purchase of building improvements....      (119,387)       (252,697)              0          (80,385)               0
                                          ------------    ------------    ------------    -------------    -------------
  Net cash used in investing
    activities.........................      (119,387)       (827,697)     (3,300,977)         (80,385)               0
                                          ------------    ------------    ------------    -------------    -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Principal repayments on mortgage
    payable............................      (661,477)       (538,368)       (267,541)        (497,927)        (492,271)
  Decrease in redeemable preferred
    stock dividend payable.............             0               0               0          (97,797)               0

  Proceeds from mortgages and notes
    payable............................             0       3,550,000       7,428,167        2,000,000                0
  Preferred stock redemption...........                                             0       (2,270,833)               0
  Payment of dividends.................             0               0               0         (304,579)               0
  Distributions to Corporate (note
    2).................................    (2,535,219)     (4,844,214)     (7,824,093)               0       (1,896,743)
                                          ------------    ------------    ------------    -------------    -------------
  Net cash used in financing
    activities.........................    (3,196,696)     (1,832,582)       (663,467)      (1,171,136)      (2,389,014)
                                          ------------    ------------    ------------    -------------    -------------
  Net Increase in Cash.................       102,817               0               0          368,264                0
  Cash and Cash Equivalents,
    Beginning of Year..................             0               0               0          102,817                0
                                          ------------    ------------    ------------    -------------    -------------
  Cash and Cash Equivalents,
    End of Year........................    $  102,817      $        0      $        0      $   471,081      $         0
                                          ------------    ------------    ------------    -------------    -------------
                                          ------------    ------------    ------------    -------------    -------------
  Cash Paid For:
    Interest...........................    $2,616,605      $2,478,747      $2,013,599      $ 1,728,589      $ 1,890,899
                                          ------------    ------------    ------------    -------------    -------------
                                          ------------    ------------    ------------    -------------    -------------
    Taxes..............................    $        0      $        0      $        0      $   467,217      $         0
                                          ------------    ------------    ------------    -------------    -------------
                                          ------------    ------------    ------------    -------------    -------------
  Supplemental Disclosure of
  Non-Cash Activity
    Assumption of Cary mortgage........    $        0      $1,175,000      $1,175,000      $         0      $ 1,175,000
                                          ------------    ------------    ------------    -------------    -------------
                                          ------------    ------------    ------------    -------------    -------------

                 See Accompanying Notes to Financial Statements

                         UNION PROPERTY INVESTORS, INC.

                         NOTES TO FINANCIAL STATEMENTS
     (DOLLARS IN THOUSANDS, EXCEPT SHARE AMOUNTS OR AS OTHERWISE INDICATED)

1. ORGANIZATION AND BASIS OF PRESENTATION

     Union Property Investors, Inc. ('UPI') was incorporated under the laws of the State of Delaware on November 1, 1994 as a wholly-owned subsidiary of Milestone Properties, Inc. ('Milestone').

     UPI was spun-off from Milestone upon the distribution by Milestone (the 'Distribution') on November 20, 1995, of all of the outstanding shares of UPI's common stock, par value $.01 per share (the 'Common Stock'), to Milestone's common stockholders of record as of October 31, 1995, on a share-for-share basis and for no consideration.

     In connection with the Distribution, UPI amended its Certificate of Incorporation on October 27, 1995 to effect a recapitalization and change the 1,000 authorized shares of Common Stock into 20,000,000 shares of Common Stock and 650,000 shares of preferred stock, par value $.01 per share and a $10 redemption value per share (the 'Preferred Stock'). As part of such recapitalization, the 100 shares of outstanding Common Stock which were then held by Milestone were converted into an aggregate of 3,789,171 shares of Common Stock and 650,000 shares of Preferred Stock on October 31, 1995. As of December 31, 1995, Milestone held all 650,000 shares of the Preferred Stock, which has been recorded at its redemption value.

     The Common Stock began trading on December 11, 1995 in the 'pink sheets' in the over-the-counter market and on the OTC Bulletin Board. The Common Stock has traded under the symbol 'UPIC' since such date. Prior to such date, there was no public market for the Common Stock.

     On August 4, 1995 and October 30, 1995, Milestone transferred to UPI five and eleven retail properties (the 'UPI Transfer'), respectively (collectively, the 'UPI Properties'). The UPI Transfer has been accounted for in a manner similar to that in a pooling of interest accounting. Therefore, the assets and liabilities transferred to UPI were reflected at the historical cost basis of Milestone.

     The Statements of Revenues and Expenses for the years ended December 31, 1995 and 1994 (the 'Statements') include historical revenue and expense amounts relating to the operation of the UPI Properties prior to the UPI Transfer ('Historical Amounts'). Included in the Statements are Historical Amounts for each UPI Property for the year ended December 31, 1994 and for the period January 1, 1995 to the applicable date of UPI Transfer. The revenue and expense amounts of each of the UPI Properties from the applicable date of UPI Transfer through December 31, 1995 are included in the accumulated earnings of UPI. Prior to August 4, 1995 UPI had no operations. The Statements give effect to (i) an allocation to UPI of a portion of the salaries of Milestone's officers and general and administrative expenses related to Milestone's corporate office, and
(ii) an allocation of Milestone's income taxes associated with the Historical Amounts that UPI would have incurred on a stand-alone basis. No such allocation has been made for the year ended December 31, 1993.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Basis of Accounting, Fiscal Year

     UPI's records are maintained on the accrual basis of accounting for both financial reporting and tax purposes. UPI's fiscal year is the calendar year.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Cash and Cash Equivalents

     UPI considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. Prior to November 20, 1995 cash was periodically distributed to and advanced from various corporate accounts of Milestone.

                         UNION PROPERTY INVESTORS, INC.

     (DOLLARS IN THOUSANDS, EXCEPT SHARE AMOUNTS OR AS OTHERWISE INDICATED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

  Property Improvements and Equipment and Related Depreciation and Amortization

     Property and equipment are stated at cost, less depreciation using the straight-line method over the estimated useful lives of between 25-39 years for such property and/or equipment. Building improvements and equipment are stated at cost and are depreciated on a straight-line basis using an estimated life of five years. Leasehold improvements and leasing commissions are amortized using the straight-line method over the remaining term of the applicable lease.

     UPI records buildings and land at their estimated net realizable value for properties held for sale.

     UPI has adopted Statement of Financial Accounting Standards ('SFAS') No. 121--'Accounting for the Impairment of Long Lived Assets' (issued March 1995). SFAS No. 121 requires UPI quarterly to assess any impairments to property value by making comparisons of the current and projected operating cash flow of each of its properties over the remaining useful life, on an undiscounted basis, to the carrying amount of the properties. Such carrying amounts will be adjusted, if necessary, to reflect impairments in the value of the properties. UPI determined that an adjustment to the carrying amount of its real property investments was not necessary for 1995.


  Debt Financing Costs

     The costs to obtain financing are capitalized and are amortized over the life of a financing arrangement.

  Base Rents

     Base rents are recognized on a straight-line basis over the terms of the related leases and include free rent, if any, and lease step-ups.

  Income Taxes

     Deferred tax assets and liabilities are (i) determined based on differences between the financial reporting and tax bases of assets and liabilities and (ii) measured using the enacted tax rates and laws that will be in effect when such differences are expected to reverse. Prior to November 20, 1995 UPI filed as a part of the consolidated tax return of Milestone. Accordingly all related income taxes have been paid by Milestone.

  Pro Forma Income Per Common Share

     As a result of the UPI Transfer and Distribution, management has determined that historical earnings per share data does not provide meaningful information to the holders of UPI Common Stock. As such, the following pro forma per share data, has been presented for the year ended December 31, 1995 (data presented in actual dollars):

                                                                  1995
                                                               ----------
Net income attributable to Common Stockholders..............   $1,160,905
                                                               ----------
Pro forma adjustments:
     Preferred stock dividend(1)............................     (585,000)
     Management Fees(2).....................................      388,768
     Salaries, general & administrative(2)..................      521,301
     MPMI Agreement(2)......................................     (225,000)
     Management services agreement(2).......................     (985,000)
                                                               ----------
     Net pro forma adjustments..............................     (884,931)
Net income attributable to Common Stockholders..............   $  275,974
                                                               ----------
                                                               ----------
Pro forma income per common share...........................   $     0.07
                                                               ----------
                                                               ----------
Common shares outstanding...................................    3,789,171(3)
                                                               ----------
                                                               ----------

                                              (footnotes continued on next page)

                         UNION PROPERTY INVESTORS, INC.

     (DOLLARS IN THOUSANDS, EXCEPT SHARE AMOUNTS OR AS OTHERWISE INDICATED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

(footnotes from previous page)

------------------

(1) Amounts annualized to reflect dividend from January 1, 1995 to December 31, 1995.

(2) Allocable salaries, general and administrative expenses have been removed to give effect to annualized fees associated with the MPMI Agreement and the Management Services Agreement (see note 10).

(3) For purpose of computing pro forma income per common share, management has assumed such shares were outstanding as of January 1, 1995. Shares of Preferred Stock are redeemable (see note 6) and are not considered to be equivalent to shares of Common Stock and, therefore, are not included in the computation of pro forma income per common share. As such, primary and fully dilative pro forma earnings per share are equivalent.

3. INVESTMENT IN REAL ESTATE PROPERTIES--NET

     UPI's net investment in real estate properties at December 31, 1995 consisted of the following:

Land..............................................   $11,358
Building..........................................    46,393
Leasehold Improvements and Equipment..............       764
                                                     -------
                                                      58,515
Less Accumulated Depreciation and Amortization....     8,458
                                                     -------
Total.............................................   $50,056
                                                     -------
                                                     -------
Property held for sale--net.......................   $   725
                                                     -------
                                                     -------

     UPI is currently holding, as property held for sale, the UPI Property located in Richmond, Virginia which was previously leased to Ames Department Store. The lease on such property was rejected through bankruptcy proceedings and the property was vacated by Ames as of April 1993. In 1994, Milestone wrote down the value of this property by $224, to its estimated net realizable value.

4. PROPERTY OPERATING LEASES

     Minimum base rental income under tenant lease agreements that have remaining lease terms ranging from one to forty years as of December 31, 1995, are listed as follows:

                   YEAR ENDING
                   DECEMBER 31                       AMOUNT
--------------------------------------------------   -------
1996..............................................   $ 7,187
1997..............................................     6,811
1998..............................................     6,144
1999..............................................     5,566
2000..............................................     5,238
2001..............................................     2,036
Thereafter........................................    33,536
                                                     -------
Total Minimum Base
  Rental Income...................................   $66,518
                                                     -------
                                                     -------

                         UNION PROPERTY INVESTORS, INC.

     (DOLLARS IN THOUSANDS, EXCEPT SHARE AMOUNTS OR AS OTHERWISE INDICATED)

5. MORTGAGES PAYABLE

     Mortgages payable balances as of December 31, 1995 consists of the following:

Livonia, MI.......................................   $ 1,589
Harrodsburg, KY...................................     2,182
Chambersburg, PA..................................     5,478
Bainbridge, GA....................................     5,074
Spartanburg, SC...................................     3,047
Columbia, SC......................................     4,668
Columbus, MS......................................     2,147
Flint, MI.........................................     3,245
Cary, NC..........................................     1,612
                                                     -------
Total.............................................   $29,042
                                                     -------

                                                     -------

     The maturity of the mortgages payable at December 31, 1995 are as follows:

                   YEAR ENDING
                   DECEMBER 31                       AMOUNT
--------------------------------------------------   -------
1996..............................................   $ 2,879
1997..............................................     6,144
1998..............................................       766
1999..............................................     2,367
2000..............................................       879
Thereafter........................................    16,007
                                                     -------
Total.............................................   $29,042
                                                     -------
                                                     -------

     Monthly payments of principal and interest have been stated in actual dollars for the following discussion on the relevant terms of the mortgages payable.

     The mortgage on the UPI Property located in Harrodsburg, Kentucky accrues interest at a rate of 10.0 percent from January 1, 1994 until December 1, 1996 (the 'Maturity Date') and, from February 1, 1994 until the Maturity Date, requires monthly payments of principal and interest of $19,658. Such mortgage may be prepaid in full or in part at any time without premium or penalty.

     The mortgage on the UPI Property located in Chambersburg, Pennsylvania requires monthly principal payments of $3,525 plus 8.75 percent per annum interest on the outstanding principal balance based on (i) a 29.16 year amortization until February 1, 1997 and (ii) an option to extend at 9.0 per annum percent interest from March 1, 1997 until February 1, 1999. Such mortgage may be prepaid in full or in part at any time without premium or penalty.

     The mortgage on the UPI Property located in Bainbridge, Georgia accrues interest at a rate of 10.0 percent per annum and requires monthly payments of interest until October 2, 2000. Such mortgage may not be prepaid in full until November 1, 1997. After such time, however, the mortgage may be prepaid in full with a premium of 5 percent which will decline 1.0 percent in each succeeding year to a minimum rate of 2.0 percent.

     The mortgage on the UPI Property located in Spartanburg, South Carolina, requires monthly payments of principal and interest of $27,195 at a rate of 7.5 percent per annum for the first three years based upon a nineteen year self-liquidating amortization schedule. The remaining monthly payments of principal and interest will be adjusted yearly to 0.125 percent below the Moody's A Corporate Bond Index Daily Rate until such mortgage matures on December 15, 2002. As of December 1993, such mortgage may be prepaid in full or in part, at any time with a premium of 5 percent after which, if paid in part, the premium will decrease 0.5 percent annually until maturity.

                         UNION PROPERTY INVESTORS, INC.

     (DOLLARS IN THOUSANDS, EXCEPT SHARE AMOUNTS OR AS OTHERWISE INDICATED)

5. MORTGAGES PAYABLE--(CONTINUED)

     The mortgage on the UPI Property located in Columbus, Mississippi, accrues interest at a rate of 8.5 percent and requires monthly payments of principal and interest of $29,837 until such mortgage matures on May 1, 2004. Such mortgage may be prepaid in full or in part at any time without premium or penalty.

     The mortgage on the UPI Property located in Columbia, South Carolina, accrues interest at a rate of 7.375 percent and requires monthly payments of principal and interest of $35,630 until such mortgage matures on February 3, 2003. Such mortgage may be prepaid in full or in part at any time with a premium of 3.5% as of December 1995, and decreasing 0.5% annually until maturity.

     The mortgage on the UPI Property located in Cary, North Carolina bears interest at a rate of 7.875 percent and requires monthly payments of principal and interest of $16,361 until such mortgage matures on February 1, 2009. Such mortgage may be prepaid in full or in part at any time with a premium of 5.0 percent until February 3, 2001, which will decline 0.5 percent in each succeeding year to a minimum of 2.0 percent until such mortgage matures.

     The mortgage on the UPI Property located in Livonia, Michigan, accrues interest at a rate of 9.625 percent per annum and requires monthly principal and interest payments of $13,600, based on a 30-year amortization schedule, until October 1, 1999, at which time the remaining balance on such mortgage is due. As of December 1994, such mortgage may be prepaid in full or in part at any time with a premium of 5 percent after which, if paid in part, the premium will decrease 0.5 percent annually until maturity.

     The mortgage on the UPI Property located in Flint, Michigan obtained on March 17, 1994, requires monthly payments of principal and interest of $36,538 at a rate of 7.5 percent per annum until such loan matures on October 1, 2006. Such loan may not be prepaid in whole or in part until March 1999, after which time such mortgage may be paid with a penalty equal to the greater of 1.0 percent or yield maintenance.

6. REDEEMABLE PREFERRED STOCK

     UPI's Board of Directors may, at its option, redeem an unlimited number of shares of Preferred Stock in each calendar quarter to and including the quarter commencing January 1, 2002. The redemption price per share is $10.00 plus an amount per share equal to the accrued and unpaid dividends thereon. On January 31, 2002, UPI is required to redeem all shares of the Preferred Stock that remain outstanding at a redemption price per share equal to $10.00 plus an amount equal to the accrued and unpaid dividends thereon.


     The holders of the Preferred Stock are entitled to receive, out of funds legally available therefor, a dividend on the Preferred Stock at a rate per annum initially set at 9%. Each dividend is fully cumulative and accrues from November 1, 1995 through January 31, 2002 (the 'Dividend Contract Period'), provided that the outstanding shares of Preferred Stock are not redeemed in full prior to January 31, 2002. Pursuant to the UPI Certificate of Incorporation the dividend rate is subject to a decrease from 9 percent to 8 percent per annum if and after UPI meets an optional schedule of redemption and redeems no less than $271 of the Preferred Stock in any quarter (a 'Triggering Quarter') commencing January 1, 1996 and continuing through the quarter commencing January 1, 2002. If, however, subsequent to satisfying the requirements for the Triggering Quarter, UPI fails to redeem at least $271 of the Preferred Stock in any quarter during the Dividend Contract Period (the 'Reversion Quarter'), the dividend rate for the Reversion Quarter and for the remainder of the Dividend Contract Period will remain fixed at an annual dividend rate of 9 percent (see note 13).

     As of December 31, 1995, UPI had accrued a liability of $98 for the payment of dividends to Milestone.

     In the event of the liquidation, dissolution or winding-up of UPI and provided there are sufficient assets after payment of all outstanding debts and other liabilities, holders of the Preferred Stock will be entitled to receive $10.00 per share plus an amount per share equal to all accrued and unpaid dividends thereon.

                         UNION PROPERTY INVESTORS, INC.

     (DOLLARS IN THOUSANDS, EXCEPT SHARE AMOUNTS OR AS OTHERWISE INDICATED)

7. COMMON STOCK

     The holders of the Common Stock are entitled to receive dividends when, as and if declared by UPI's Board of Directors out of funds legally available therefor, after payment of all preferential dividends on the Preferred Stock. The holders of the Common Stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Common Stock.

     In the event of the liquidation, dissolution or winding up of UPI, the holders of the Common Stock are entitled to share ratably in all assets remaining after payment of all debts and other liabilities and after distribution in full of the preferential amounts to be distributed to the holders of any shares of Preferred Stock then outstanding.

8. INCOME TAXES

     Deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

     The provision for income taxes consists of the following (data presented in actual dollars):

                                                       1995        1994
                                                     --------    --------
Current Tax:
  Federal.........................................   $623,462    $518,756
State and other...................................    110,023      91,545
                                                     --------    --------
     Total current................................    733,485     610,301
                                                     --------    --------

Deferred Tax Asset:
  Federal.........................................   $  7,423    $  7,140
  State and other.................................      1,310       1,260
                                                     --------    --------
     Total deferred...............................      8,733       8,400
                                                     --------    --------
Total provision for income taxes..................   $742,218    $618,701
                                                     --------    --------
                                                     --------    --------


     Temporary difference between the amount reported in the Company's financial statements and the Federal tax basis of assets and liabilities result in deferred taxes. There was no change in the valuation allowance for the year ended December 31, 1995. Deferred tax assets and liabilities at December 31, 1995 were as follows (data presented in actual dollars):

                                                                 1995
                                                               --------
Deferred Tax Asset:
  Property held for sale allowance..........................   $334,388
  Less: Valuation allowance.................................          0
                                                               --------
Deferred tax asset--net of valuation allowance..............    334,388
                                                               --------
Deferred Tax Liability:
  Accelerated depreciation..................................    584,433
                                                               --------
Net deferred tax liability..................................   $250,045
                                                               --------
                                                               --------

                         UNION PROPERTY INVESTORS, INC.

     (DOLLARS IN THOUSANDS, EXCEPT SHARE AMOUNTS OR AS OTHERWISE INDICATED)

8. INCOME TAXES--(CONTINUED)

     The difference between the income tax benefit actually provided and the income tax benefit which would have been provided by applying the Federal income tax rate to income before provision for income taxes were as follows:

                                                               1995       1994
                                                               ----       ----
Statutory Federal tax rate..................................   34.0%      34.0%
Increase in taxes from state and other taxes
  net of Federal tax benefit................................    5.0%       5.0%
                                                               ----       ----
                                                               39.0%      39.0%
                                                               ----       ----
                                                               ----       ----

     Prior to November 20, 1995, UPI filed its tax return as a component of the consolidated tax return of Milestone. The income tax amount associated with the above provision for UPI has been computed on a stand alone basis.

9. FAIR VALUES OF FINANCIAL INSTRUMENTS

     SFAS No. 107--'Disclosures about Fair Value of Financial Instruments' requires that UPI disclose estimated fair values for certain of its financial instruments. The following estimated fair values were determined by UPI using available market information and valuation methodologies considered appropriate by Management. However, considerable judgment is necessary to interpret and apply market data to develop specific fair value estimates for given financial instruments, and the use of different market assumptions and/or estimation methodologies could have a material effect on reported fair value estimates. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that could be realized upon disposition of UPI's financial instruments.

     Cash and cash equivalents, accounts receivable, and accounts payable and accrued expenses are reflected in the accompanying Balance Sheet at amounts considered by management to reasonably approximate fair value due to their short-term nature.

     At December 31, 1995, the carrying value of the mortgage and notes payable and the fair value of such instruments was not considered to be significantly different. UPI estimates the fair value of mortgage and notes payable generally using discounted cash flow analysis based on UPI's current borrowing rates for similar types of debt and maturities.

     Preferred Stock fair value, which approximates carrying value, is based on the applicable mandatory redemption features, and the dividend rate, and has been evaluated by management using interest rates currently offered on like securities with similar remaining maturities.

     The fair value estimates presented herein are based on information available as of December 31, 1995. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, a comprehensive reevaluation has not been performed for purposes of these financial statement disclosures and current estimates of fair value may differ significantly from the amounts presented herein.

10. RELATED PARTY TRANSACTIONS

     In October 1995, Milestone completed the UPI Transfer of the UPI Properties to UPI and effected the Distribution (see note 1).

     UPI entered into a property management agreement (the 'MPMI Agreement') on November 20, 1995 with Milestone Property Management, Inc. ('MPMI'), a wholly owned subsidiary of Milestone, under which MPMI will perform property management and leasing services for the UPI Properties. Under the MPMI Agreement, MPMI is paid an annual fee of $5 for each single tenant UPI Property and a fee based on a percentage of the base rental income for the remaining UPI Properties. The aggregate annual fee to be paid by UPI to MPMI under the

                         UNION PROPERTY INVESTORS, INC.

     (DOLLARS IN THOUSANDS, EXCEPT SHARE AMOUNTS OR AS OTHERWISE INDICATED)

10. RELATED PARTY TRANSACTIONS--(CONTINUED)

MPMI Agreement is estimated to be approximately $225. UPI owes MPMI approximately $29 under the MPMI Agreement for the year ended December 31, 1995.

     On November 20, 1995, UPI entered into an agreement with Milestone to provide to UPI certain management and administrative services (the 'Management Services Agreement'). Under such agreement, Milestone is required to present to UPI asset acquisition opportunities consistent with the policies and objectives of UPI and to furnish UPI's Board of Directors with information concerning the acquisition, holding, performance and disposition of portfolio assets. UPI is provided with office space in Milestone's principal executive office and Milestone's employees, some of whom are executive officers of UPI, provide all levels of employee services to UPI. UPI is obligated to pay Milestone a fee under the Management Service Agreement of an amount equal to approximately 1.5% of the value of the UPI Properties based on each property's net operating income from the prior year. The aggregate annual fee to be paid by UPI to Milestone under the Management Services Agreement is estimated to be approximately $985. UPI owes Milestone approximately $125 under the Management Services Agreement for the year ended December 31, 1995.

     Included in Amount Due from Related Party are net amounts due from Milestone which are attributable to the results of operations of the UPI Properties.

     In November 1995, Milestone assigned to UPI a $3,000 line of credit obtained by-Milestone from First Union National Bank of Florida (see note 11).

     All of the Preferred Stock is owned by Milestone and may be deemed to be beneficially owned by Concord Assets Group, Inc. ('Concord') and each of Leonard
S. Mandor and Robert A. Mandor. Leonard S. Mandor is the Chairman of the Board, the Chief Executive Officer and a director of both UPI and Milestone, and Robert
A. Mandor is the President, the Chief Financial Officer and director of both UPI and Milestone. Leonard S. Mandor and Robert A. Mandor are directors, executive officers and the sole stockholders of Concord.

11. COMMITMENTS AND CONTINGENCIES

     Investments in real property create a potential for environmental liability on the part of the owner, operator and developer of such real property. If hazardous substances are discovered on or emanating from any of the UPI Properties, UPI and/or others may be held strictly liable for all costs and liabilities relating to the clean-up of such hazardous substances. While none of the UPI Properties is presently subject to any environmental actions, the presence of such substances, may adversely affect the ability to sell or rent the UPI Properties or to borrow using any of the UPI Properties as collateral.

     In November 1995, Milestone assigned to UPI a $3,000 line of credit it had obtained from First Union National Bank of Florida ('First Union'), with borrowing to bear interest, at the option of UPI, at either prime plus .25% or LIBOR plus 2.2%. The line of credit, which was obtained by Milestone in February 1995, has an 18 month term which may be extended and which is secured by a first mortgage encumbering one of the Properties located in Morganton, North Carolina. As of December 31, 1995, no amount had been drawn on this line of credit, however, on March 21, 1996, UPI borrowed $2,000 under such line of credit in partial payment of the redemption of 200,000 shares of Preferred Stock from Milestone which had an approximate redemption price of $2,040 (see note 13). As of March 22, 1996, UPI had borrowed $2,000 which was then outstanding under such line of credit.

12. LEGAL PROCEEDINGS

     UPI is not subject to any legal proceedings. An action (the 'Action') was commenced on January 30, 1996 in the Delaware Court against Milestone and its Board of Directors and Concord Assets Group, Inc. ('Concord'), which, together with its affiliates owns approximately 75% of the Common Stock and who's executive officers and directors are also executive officers and directors of Milestone and UPI. In the Action, the plaintiff, a preferred stockholder of Milestone purporting to bring the action on behalf of himself and other preferred stockholders of Milestone, is seeking, among other things, damages from Milestone and rescission of

                         UNION PROPERTY INVESTORS, INC.

                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
     (DOLLARS IN THOUSANDS, EXCEPT SHARE AMOUNTS OR AS OTHERWISE INDICATED)

12. LEGAL PROCEEDINGS--(CONTINUED)

the UPI Transfer and the Distribution. Milestone has moved to dismiss the complaint. UPI has not been named as a party in such action.

13. SUBSEQUENT EVENTS AS OF MARCH 22, 1996

     UPI is exploring alternatives to enable it to qualify for treatment as a REIT or to sell UPI's stock or assets to, or merge with, a REIT, to enhance
Common Stock value and, to the extent it would be beneficial to UPI's strategy to attain REIT qualification, to explore opportunities for the acquisition of additional REIT qualified assets, particularly income-producing properties, UPI entered into an agreement with LSG Advisors, a division of Societe Generale
Securities Corporation ('LSG'), on February 5, 1996 (the 'LSG Agreement'), under which it has retained LSG to act as UPI's exclusive financial advisor in connection with UPI's qualification as a REIT or possible sale or merger transaction with or to a REIT. LSG was one of Milestone's financial advisors in connection with the Distribution. The LSG Agreement is terminable by either UPI or LSG after August 5, 1996. If, during the period LSG is retained by UPI or within six months thereafter, (i) UPI consummates a sale or merger transaction or enters into a definitive agreement with any third party which subsequently results in a sale or merger transaction and (ii) LSG identified, advised UPI with respect to, or had discussions regarding such sale or merger transaction, LSG will be entitled to a transaction fee equal to 1.75% of the aggregate purchase consideration of such sale or merger.

     On March 21, 1996, UPI borrowed $2,000 under the line of credit (see note
11) to pay for the redemption (the 'Redemption') on March 22, 1996 of 200,000 shares of the Preferred Stock from Milestone at $10.00 per share plus an amount equal to the accrued and unpaid dividends thereon for a total redemption price of approximately $2,040. As a result of a redemption of $2,000,000 of the UPI
Preferred Stock on March 22, 1996, the dividend rate on the UPI Preferred Stock was decreased from 9% to 8% effective January 1, 1996. The 8% dividend rate will be in effect to the extent that a minimum of $270,833 of the UPI Preferred Stock is redeemed quarterly.

14. EVENTS SUBSEQUENT TO MARCH 22, 1996 (UNAUDITED)

     On November 12, 1996, UPI entered into an Agreement and Plan of Merger (the
'Merger Agreement') with Kranzco Realty Trust, a Maryland real estate investment trust ('Kranzco'), and KRT Union Corp., a Delaware corporation and a wholly-owned subsidiary of Kranzco, dated November 12, 1996, as amended, pursuant to which UPI has agreed to merge with and into KRT Union Corp. (the
'Merger'). Consummation of the Merger is subject to certain conditions, including approval by the stockholders of UPI.

     On each of July 1, 1996 and October 1, 1996, UPI redeemed 27,083 shares of
UPI Preferred Stock for a per quarter redemption price of $270,833.

     In the Action, the Delaware Court dismissed, on October 25, 1996, the plaintiff's claim for rescission of both the UPI Transfer and the Distribution.
The Delaware Court, however, reserved decision on the defendants' motion to dismiss the plaintiff's claim for damages and other relief. On December 9, 1996, plaintiff requested that the Delaware Court dismiss the amended complaint, and filed a purported new class action. On January 14, 1997, the defendants filed a motion to dismiss or stay the purported new class action.

     UPI entered into an agreement with First Union on December 19, 1996, to extend UPI's line of credit with UPI, which came due on October 24, 1996, until the earlier of March 31, 1997 or the consummation of the Merger.

                                      F-15

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
                                                                         ANNEX A

                     COMPOSITE AGREEMENT AND PLAN OF MERGER

                  BY AND AMONG UNION PROPERTY INVESTORS, INC.

                    KRANZCO REALTY TRUST AND KRT UNION CORP.

                            DATED NOVEMBER 12, 1996
                (AS AMENDED BY AMENDMENT NO. 1 TO THE AGREEMENT
                  AND PLAN OF MERGER DATED DECEMBER 18, 1996)


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                               TABLE OF CONTENTS

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ARTICLE I                            THE MERGER............................................................     1
     SECTION 1.01                    The Merger............................................................     1
     SECTION 1.02                    Effects of the Merger.................................................     1
     SECTION 1.03                    Merger Consideration..................................................     2
     SECTION 1.04                    Adjustment of Target Common Stock Consideration.......................     3
     SECTION 1.05                    Certificate of Incorporation; By-laws; Directors; Officers............     4
ARTICLE II                           EXCHANGE OF SHARES....................................................     4
     SECTION 2.01                    Target Common Stock Election; Surrender of Target Certificates........     4
     SECTION 2.02                    No Fractional Shares for Acquiror Series B Preferred Shares;
                                       Cash Payments.......................................................     5
     SECTION 2.03                    No Dividends..........................................................     5
     SECTION 2.04                    Return to Acquiror....................................................     6
     SECTION 2.05                    No Further Transfer...................................................     6
     SECTION 2.06                    Withholding Rights....................................................     6
     SECTION 2.07                    Lost, Stolen or Destroyed Certificates................................     6
ARTICLE III                          REPRESENTATIONS AND WARRANTIES OF TARGET..............................     7
     SECTION 3.01                    Organization and Good Standing........................................     7
     SECTION 3.02                    Capitalization of Target..............................................     7
     SECTION 3.03                    Authority of Target...................................................     7
     SECTION 3.04                    Consents and Approvals; No Violations.................................     8
     SECTION 3.05                    Public Reports........................................................     8
     SECTION 3.06                    Real Property; Contracts and Leases Relating to Real Property.........     9
     SECTION 3.07                    Leases................................................................    11
     SECTION 3.08                    Tenant Improvements...................................................    11
     SECTION 3.09                    Environmental Matters.................................................    11
     SECTION 3.10                    Insurance.............................................................    12
     SECTION 3.11                    Absence of Certain Changes............................................    12
     SECTION 3.12                    No Undisclosed Liabilities............................................    12
     SECTION 3.13                    Litigation............................................................    13
     SECTION 3.14                    Compliance with Applicable Law........................................    13
     SECTION 3.15                    Taxes.................................................................    13
     SECTION 3.16                    Financial Statements and Condition....................................    14
     SECTION 3.17                    Brokers or Finders....................................................    14
     SECTION 3.18                    Other Interests.......................................................    14
     SECTION 3.19                    Disclosure............................................................    14
     SECTION 3.20                    Vote Required.........................................................    14
     SECTION 3.21                    Parent Shares.........................................................    14
     SECTION 3.22                    Target Preferred Stock................................................    15
     SECTION 3.23                    Employee Benefit Plans................................................    15
     SECTION 3.24                    Labor Matters.........................................................    15
     SECTION 3.25                    Related Party Transactions............................................    15
     SECTION 3.26                    Actions of Holders of Target Common Stock.............................    15
     SECTION 3.27                    Books and Records.....................................................    16
     SECTION 3.28                    Fairness Opinion......................................................    16
     SECTION 3.29                    No Representation or Warranty.........................................    16
     SECTION 3.30                    Obligations of Milestone..............................................    16

     SECTION 3.31                    Target Directors' and Officers' Liability Insurance Policy............    16
     SECTION 3.32                    South Carolina Outparcel Agreement....................................    16
     SECTION 3.33                    Pending Milestone Action..............................................    16

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ARTICLE IV                           REPRESENTATIONS AND WARRANTIES OF ACQUIROR AND NEWCO..................    1
     SECTION 4.01                    Organization and Good Standing........................................    17
     SECTION 4.02                    Capitalization of Acquiror and Newco..................................    17
     SECTION 4.03                    Authority of Acquiror and Newco.......................................    18
     SECTION 4.04                    Consents and Approvals; No Violations.................................    18
     SECTION 4.05                    Public Reports........................................................    19
     SECTION 4.06                    Real Property; Contracts and Leases Relating to Real Property.........    19
     SECTION 4.07                    Leases................................................................    21
     SECTION 4.08                    Environmental Matters.................................................    21
     SECTION 4.09                    Insurance.............................................................    21
     SECTION 4.10                    Absence of Certain Changes............................................    22
     SECTION 4.11                    No Undisclosed Liabilities............................................    22
     SECTION 4.12                    Litigation............................................................    22
     SECTION 4.13                    Compliance with Applicable Law........................................    22
     SECTION 4.14                    Taxes.................................................................    22
     SECTION 4.15                    Financial Statements and Condition....................................    23
     SECTION 4.16                    Newco.................................................................    23
     SECTION 4.17                    Brokers or Finders....................................................    23
     SECTION 4.18                    Other Interests.......................................................    23
     SECTION 4.19                    Disclosure............................................................    24
     SECTION 4.20                    Employee Benefit Plans................................................    24
     SECTION 4.21                    Labor Matters.........................................................    24
     SECTION 4.22                    Related Party Transactions............................................    24
     SECTION 4.23                    Books and Records.....................................................    24
     SECTION 4.24                    No Representation or Warranty.........................................    25
ARTICLE V                            COVENANTS.............................................................    25
     SECTION 5.01                    Target Pre-Closing Obligations........................................    25
     SECTION 5.02                    Acquiror Pre-Closing Obligations......................................    27
     SECTION 5.03                    Hart-Scott-Rodino and Other Filings...................................    28
     SECTION 5.04                    Title Insurance.......................................................    29
     SECTION 5.05                    No Solicitations......................................................    29
     SECTION 5.06                    Access to Information.................................................    29
     SECTION 5.07                    Target Stockholder Meeting............................................    30
     SECTION 5.08                    Target Proxy Statement................................................    30
     SECTION 5.09                    Registration Statement................................................    31
     SECTION 5.10                    Efforts to Consummate.................................................    32
     SECTION 5.11                    Letters of Accountants................................................    32
     SECTION 5.12                    Indemnification of Managers...........................................    32
     SECTION 5.13                    No Breach of Representations and Warranties...........................    33
     SECTION 5.14                    Consents; Notices.....................................................    33
     SECTION 5.15                    Public Announcements..................................................    33

     SECTION 5.16                    Exchange Listing......................................................    33
     SECTION 5.17                    Filing of Articles Supplementary......................................    34
     SECTION 5.18                    Closing Certificates..................................................    34
     SECTION 5.19                    Reorganization........................................................    34
     SECTION 5.20                    No Improvements; Damage or Destruction; Condemnation; Environmental...    34
     SECTION 5.21                    Affiliates of Target..................................................    35

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     SECTION 5.22                    Estoppel Certificates.................................................    35
     SECTION 5.23                    Indemnification Obligations...........................................    35
     SECTION 5.24                    First Union Line of Credit............................................    35
     SECTION 5.25                    Sale of South Carolina Outparcel......................................    36
     SECTION 5.26                    Termination of Management Agreements..................................    36
ARTICLE VI                           CONDITIONS TO ACQUIROR'S AND NEWCO'S OBLIGATIONS......................    36
     SECTION 6.01                    Representations and Warranties........................................    36
     SECTION 6.02                    Covenants.............................................................    36
     SECTION 6.03                    Officer's Certificate.................................................    36
     SECTION 6.04                    Opinion of Counsel....................................................    37
     SECTION 6.05                    Absence of Changes....................................................    37
     SECTION 6.06                    Number of Dissenting Shares...........................................    37
     SECTION 6.07                    Approvals and Consents................................................    37
     SECTION 6.08                    Injunctions...........................................................    37
     SECTION 6.09                    HSR Act...............................................................    37
     SECTION 6.10                    Effectiveness of Registration Statement...............................    37
     SECTION 6.11                    Stockholder Approval..................................................    37
     SECTION 6.12                    Accountants' Letters..................................................    37
     SECTION 6.13                    Shareholders and Voting Trust Agreement...............................    38
     SECTION 6.14                    Guaranty Agreement....................................................    38
     SECTION 6.15                    Registration Rights Agreement.........................................    38
     SECTION 6.16                    Termination of Target Affiliate Contracts.............................    38
     SECTION 6.17                    Redemption of Target Preferred Stock..................................    38
     SECTION 6.18                    Estoppel Certificates.................................................    38
     SECTION 6.19                    Statement of Accounts Receivable......................................    39
     SECTION 6.20                    Title Insurance Policies..............................................    39
ARTICLE VII                          CONDITIONS TO TARGET'S OBLIGATIONS....................................    39
     SECTION 7.01                    Representations and Warranties........................................    39
     SECTION 7.02                    Covenants.............................................................    39
     SECTION 7.03                    Officer's Certificate.................................................    39
     SECTION 7.04                    Opinion of Counsel....................................................    39
     SECTION 7.05                    Absence of Changes....................................................    39
     SECTION 7.06                    Approvals and Consents................................................    39
     SECTION 7.07                    Injunctions...........................................................    40
     SECTION 7.08                    HSR Act...............................................................    40
     SECTION 7.09                    Effectiveness of Registration Statement...............................    40
     SECTION 7.10                    Stockholder Approval..................................................    40

     SECTION 7.11                    Merger................................................................    40
     SECTION 7.12                    Accountants' Letters..................................................    40
     SECTION 7.13                    Financial Statements..................................................    40
     SECTION 7.14                    Registration Rights Agreement.........................................    40
     SECTION 7.15                    Shareholders Agreement................................................    40
     SECTION 7.16                    Fairness as to Target Preferred Stock.................................    40
ARTICLE VIII                         TERMINATION AND AMENDMENT.............................................    41
     SECTION 8.01                    Termination...........................................................    41
     SECTION 8.02                    Effect of Termination.................................................    42

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ARTICLE IX                           MISCELLANEOUS.........................................................    43
     SECTION 9.01                    Survival of Agreements and Representations and Warranties.............    43
     SECTION 9.02                    Incorporation of Exhibits.............................................    44
     SECTION 9.03                    Notices...............................................................    44
     SECTION 9.04                    Descriptive Headings..................................................    44
     SECTION 9.05                    Assignment; Binding Effect; Benefit...................................    44
     SECTION 9.06                    Counterparts..........................................................    45
     SECTION 9.07                    Entire Agreement......................................................    45
     SECTION 9.08                    Governing Law and Consent to Jurisdiction.............................    45
     SECTION 9.09                    Fees and Expenses.....................................................    45
     SECTION 9.10                    Non-Recourse..........................................................    45
     SECTION 9.11                    Enforcement...........................................................    45
     SECTION 9.12                    Severability..........................................................    46
     SECTION 9.13                    Amendment.............................................................    46
     SECTION 9.14                    Extension; Waiver.....................................................    46
     SECTION 9.15                    Knowledge.............................................................    46
     SECTION 9.16                    Interpretation........................................................    46
SCHEDULES AND EXHIBITS
     Schedule 1.04(a)                Definitions of Total Current Assets and Total Current Liabilities
     Schedule 6.18                   Tenants Required to Furnish Estoppel Certificates
     Exhibit A-1                     Form of Articles Supplementary for Acquiror's 9.75% Series B-1
                                       Cumulative Convertible Preferred Shares
     Exhibit A-2                     Form of Articles Supplementary for Acquiror's 9.75% Series B-2
                                       Cumulative Convertible Preferred Shares
     Exhibit B                       Form of Articles Supplementary for Acquiror's Series C Cumulative
                                       Redeemable Preferred Shares
     Exhibit C                       Form of Affiliate Letter
     Exhibit D                       Form of Estoppel Certificate
     Exhibit E                       Form of Shareholder and Voting Trust Agreement
     Exhibit F                       Form of Guaranty Agreement
     Exhibit G                       Form of Registration Rights Agreement

                     COMPOSITE AGREEMENT AND PLAN OF MERGER

     COMPOSITE AGREEMENT AND PLAN OF MERGER, dated November 12, 1996, and as amended by that certain Amendment No. 1 to the Agreement and Plan of Merger, dated December 18, 1996, by and among Union Property Investors, Inc., a Delaware corporation ('Target'), Kranzco Realty Trust, a Maryland real estate investment trust ('Acquiror;' Acquiror and its directly or indirectly majority-owned subsidiary corporations and partnerships, taken together on a consolidated basis, are collectively referred to herein as the 'Company;' and such subsidiary corporations and partnerships are individually referred to herein as 'Acquiror Subsidiaries'), and KRT Union Corp. ('Newco'), a Delaware wholly-owned subsidiary of Acquiror organized solely for the purpose of consummating the merger and the other transactions hereby contemplated.

     WHEREAS, the Board of Directors of each of Target and Acquiror have determined that it is in the best interests of their respective entities and stockholders to consummate the business combination transaction provided for herein, pursuant to which Target will, on the terms and subject to the conditions set forth herein, merge with and into Newco so that Newco will be the surviving entity and a qualified real estate investment trust ('REIT') subsidiary within the meaning of Section 856(i)(2) of the Internal Revenue Code of 1986, as amended (the 'Code');

     WHEREAS, for federal income tax purposes, the merger is intended to be treated as a reorganization pursuant to the provisions of Section 368(a)(1)(A) of the Code, and for accounting purposes shall be accounted for as a 'purchase'; and

     WHEREAS, the parties hereto desire to make certain covenants, representations, warranties and agreements in connection with the merger and also to prescribe certain conditions to the merger.

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   THE MERGER

     SECTION 1.01 THE MERGER.

     (a) Upon the terms and subject to the conditions hereof and in accordance with Section 251 of the Delaware General Corporation Law (the 'DGCL'), on the first business day following the satisfaction or waiver of the conditions set forth in Article VI and Article VII, unless the parties shall otherwise agree, a closing (the 'Closing') of the merger of Target with and into Newco in accordance with this Agreement with the separate corporate existence of Target thereupon ceasing (the 'Merger') shall take place at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP, 1290 Avenue of the Americas, New York, New York 10104, at 9:00 a.m. (local time) or such other place or time as the parties shall agree in writing. The date on which the Closing occurs is hereinafter referred to as the 'Closing Date'.


     (b) Concurrently with the Closing, a certificate of merger (the 'Delaware Merger Certificate'), in form and substance reasonably satisfactory to Acquiror and Target, providing for the merger of Target with and into Newco shall be duly prepared, executed and filed by Newco, as the surviving corporation (the 'Surviving Corporation'), with the Delaware Secretary of State in accordance with the relevant provisions of the DGCL and the Merger shall become effective upon the effective date of the filing of the Delaware Merger Certificate, or at such later time as the parties shall have agreed upon and designated in the Delaware Merger Certificate in accordance with the DGCL. The date and time the Merger becomes effective is referred to herein as the 'Effective Time'.

     SECTION 1.02 EFFECTS OF THE MERGER.

     (a) The Merger shall have the effects set forth in the DGCL and as hereinafter set forth. Immediately following the Merger, the Surviving Corporation shall (i) continue its corporate existence under the laws of the State of Delaware, (ii) be a wholly-owned, qualified REIT subsidiary of Acquiror, and (iii) succeed to all rights, assets, liabilities and obligations of Target and Newco in accordance with the DGCL. At the Effective Time, in accordance with the relevant provision of the DGCL, the separate existence of Target shall cease and the

Surviving Corporation shall succeed, without other transfer, to all the rights and property of each of Newco and Target and shall be subject to all the debts and liabilities of each in the manner provided by the DGCL.

     (b) At the Effective Time each share of common stock, par value $.01 per share, of Newco issued and outstanding immediately prior to the Effective Time shall remain outstanding and by reason of the Merger and without any action by the holder thereof represent one validly issued, fully paid and non-assessable share of common stock, par value $.01 per share, of the Surviving Corporation. As a result of the Merger and without any action by the holder thereof, (i) all shares of Target's common stock, par value $.01 per share (the 'Target Common Stock'), shall cease to be outstanding and shall be cancelled and retired and shall cease to exist, and, except as provided in Section 1.03(d), each holder of a Target Certificate (as defined in Section 2.01) representing any shares of Target Common Stock (a 'Target Common Stockholder') shall thereafter cease to have any rights with respect to such shares of Target Common Stock, except the right to receive, without interest, the Target Common Stock Consideration (as defined in Section 1.03 below) and cash in lieu of fractional share interests upon the surrender of such Target Certificate in accordance with this Agreement and (ii) all shares of Target's preferred stock, par value $.01 per share (the 'Target Preferred Stock'), shall cease to be outstanding and shall be cancelled and retired and shall cease to exist, and each holder of a Target Certificate (as defined in Section 2.01) representing any shares of Target Preferred Stock shall thereafter cease to have any rights with respect to such shares of Target Preferred Stock except the right to receive Acquiror Series C Preferred Shares in accordance with Section 1.03.

     (c) Each share of Target Common Stock issued and held in Target's treasury at the Effective Time, if any, shall, by virtue of the Merger, cease to be outstanding and shall be cancelled and retired and shall cease to exist without payment of any consideration therefor.

     SECTION 1.03 MERGER CONSIDERATION.

     (a) At the Effective Time, each share of Target Common Stock issued and outstanding immediately prior to the Effective Time shall, by reason of the Merger and without any action by the holder thereof, be converted into the right to receive, subject to adjustment pursuant to Section 1.04 and in addition to the cash to be received, if any, in lieu of the issuance of fractional shares of Acquiror Series B Preferred Shares pursuant to Section 2.02), (i) at the election of the holder thereof, 0.2980 of one of either (A) Acquiror's 9.75% Series B-1 Cumulative Convertible Preferred Shares, par value $.01 per share each with a $25.00 per share liquidation preference (the 'Acquiror Series B-1 Preferred Shares'), the form of Articles Supplementary for which is attached as Exhibit A-1 hereto, or (B) Acquiror's 9.75% Series B-2 Cumulative Convertible Preferred Shares, par value $.01 per share each with a $25.00 per share liquidation preference (the 'Acquiror Series B-2 Preferred Shares'), the form of Articles Supplementary for which is attached as Exhibit A-2 hereto (the Acquiror Series B-1 Preferred Shares and the Acquiror Series B-2 Preferred Shares shall each be sometimes referred to hereinafter as the 'Acquiror Series B Preferred Shares'), plus (ii) the number of shares of Acquiror Series B Preferred Shares equal to (A) an amount equal to the result of dividing the sum of (1) the aggregate of the payments made by Target for the reduction of the principal amount of the Underlying Debt (as hereafter defined and listed in the Disclosure Letter delivered by Target to Acquiror simultaneously with the execution and delivery of this Agreement (the 'Target Disclosure Letter')), and (2) the amount paid for the redemption of the Target Preferred Stock, in each case from September 30, 1996 through the date one day prior to the Closing Date (the aggregate of such payments is referred to hereinafter as 'Closing Adjustment Payments'), by $25, divided by (B) 3,789,171, plus (iii) if the unpaid Merger Expenses (as defined below) are equal to or less than $2,000,000, the number of shares of Acquiror Series B Preferred Shares equal to (A) an amount equal to the result of dividing the excess of $2,000,000 over the aggregate of all unpaid Merger Expenses substantiated to Acquiror's reasonable satisfaction, by $25, divided by (B) 3,789,171 minus (iv) if the unpaid Merger Expenses are greater than $2,000,000, the number of shares of Acquiror Series B Preferred Shares equal to (A) an amount equal to the result of dividing the excess of the unpaid Merger Expenses over $2,000,000 by $25, divided by (B) 3,789,171. The right to receive Acquiror Series B Preferred Shares pursuant to this Section 1.03(a) (as adjusted pursuant to Section 1.04), and the cash to be received, if any, in lieu of the issuance of fractional shares of Acquiror Series B Preferred Shares pursuant to Section 2.02, is hereinafter referred to as the 'Target Common Stock Consideration'. 'Merger Expenses' shall mean (i) all investment banking fees and disbursements (including, without limitation, finders fees), legal fees and disbursements, and accounting fees and disbursements, in each case incurred by Target in connection with the negotiation, execution and delivery of this Agreement and the consummation of the Merger and other transactions contemplated by this Agreement and the Ancillary Documents (as defined below), plus (ii) the lesser of (A) $200,000 and (B) one-half of the following: all debt assumption and prepayment fees, printing expenses, filing fees, property and other taxes payable in jurisdictions in which Target is, or is required to be, qualified to do business, property transfer taxes, any other fees and expenses paid to obtain any required consents and approvals, and any fees and expenses required to obtain the Target D & O Liability Insurance Tail (as defined below), in each case incurred in connection with the negotiation, execution and delivery of this Agreement and the consummation of the Merger and other transactions contemplated by this Agreement and the Ancillary Documents.

     (b) At the Effective Time, each share of the Target Preferred Stock (together with the Target Common Stock, the 'Target Stock'), issued and outstanding immediately prior to the Effective Time shall, by reason of the Merger and without any action by the holder thereof, be converted into the right to receive one share of Acquiror Series C Cumulative Redeemable Preferred Shares, par value $.01 per share each with a $10.00 per share redemption value and liquidation preference (the 'Acquiror Series C Preferred Shares'), the form of Articles Supplementary for which is attached as Exhibit B hereto.

     (c) Notwithstanding Subsection 1.03(a), shares of Target Common Stock issued and outstanding immediately prior to the Effective Time and held by a holder of Target Common Stock ('Dissenting Shares') who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal for such stock in accordance with the DGCL and is entitled thereto, shall not be converted into the right to receive shares of Acquiror Series B Preferred Shares unless such holder fails to perfect or withdraws or loses his right to appraisal. If, after the Effective Time, such holder fails to perfect or withdraws or loses the right to appraisal to which he is entitled, such shares of Target Common Stock shall thereupon be deemed to have been converted into and to represent the right to receive, at the Effective Time, the shares of Acquiror Series B Preferred Shares pursuant to the terms of this Section 1.03, without any interest thereon or addition thereto. Target shall give Acquiror prompt notice of any written demands for appraisal or withdrawals of demands for appraisal received by Target and, except with the prior written consent of Acquiror, shall not make any payment with respect to, or settle or offer to settle any such demands, and, prior to the Effective Time, Acquiror shall have the right to participate in all negotiations and proceedings with respect to such demands.

     (d) Except as provided in this Section 1.03, (i) holders of Target Common Stock shall, at and after the Effective Time, by reason of the Merger and without any action by the holder thereof, cease to have any rights with respect to such Target Common Stock, except the right to receive the Target Common Stock Consideration, and (ii) holders of Target Preferred Stock shall, at and after the Effective Time, by reason of the Merger and without any action by the holder thereof, cease to have any rights with respect to such Target Preferred Stock, except the right to receive Acquiror Series C Preferred Shares, in each case in accordance with this Section 1.03.

     SECTION 1.04 ADJUSTMENT OF TARGET COMMON STOCK CONSIDERATION.

     (a) The parties agree that the number of shares of Acquiror Series B Preferred Shares to be exchanged for each share of Target Common Stock (i) shall be increased, as set forth in Section 1.04(b), to the extent that the amount (the 'Adjustment Increase Amount') by which the Total Current Assets (as defined on Schedule 1.04(a) attached hereto) as of the close of business on the day immediately preceding the Closing Date (the 'Adjustment Time') exceeds the Total Current Liabilities (as defined on Schedule 1.04(a) attached hereto) as of the Adjustment Time or (ii) shall be reduced, as set forth in Section 1.04(b), by an amount (the 'Adjustment Decrease Amount') equal to the amount by which the Total Current Liabilities (excluding unpaid Merger Expenses) as of the Adjustment Time exceed Total Current Assets as of the Adjustment Time. For purposes of this
Section 1.04, (i) Total Current Assets shall not include the South Carolina Outparcel Proceeds (as defined in Section 5.25) and (ii) Total Current Liabilities shall not include (A) any unpaid Merger Expenses, (B) any unpaid costs and expenses provided for in clauses (2) and (3) of Section 5.25 relating to the South Carolina Outparcel Transfer or (C) up to $19,000 for income taxes accrued by Target in accordance with GAAP but not paid on the Closing Date arising from the South Carolina Outparcel Transfer. Except as otherwise provided in this Agreement, Target shall not take any action after the date hereof, and has not taken any action, that could reasonably be expected to change the Total Current Assets or the Total Current Liabilities during the period from the Adjustment Time to the Effective Time.

     (b) The number of shares of Acquiror Series B Preferred Shares to be exchanged for each share of Target Common Stock shall be increased by the number of shares of Acquiror Series B Preferred Shares equal to (A) an amount equal to the result of dividing the Adjustment Increase Amount, by $25, divided by (B) 3,789,171. The number of shares of Acquiror Series B Preferred Shares to be exchanged for each share of Target Common Stock shall be decreased by the number of shares of Acquiror Series B Preferred Shares equal to (A) an amount equal to the result of dividing the Adjustment Decrease Amount, by $25, divided by (B) 3,789,171.

     (c) In order to determine whether any adjustments are required pursuant to this Section 1.04, the parties agree that Target will (i) calculate the Adjustment Increase Amount or Adjustment Decrease Amount, as the case may be, and (ii) deliver to Acquiror on or before the Closing Date an unaudited financial statement (the 'Closing Adjustment Statement') and supporting and other substantiating documentation, setting forth in reasonable detail the Total Current Assets and Total Current Liabilities of Target as of the Adjustment Time, together with a letter from Deloitte & Touche, Target's independent public accountants, describing the procedures performed by them concerning the accuracy of the amounts and calculations set forth in, and otherwise containing such statements and information with respect to the Closing Adjustment Statement, in form and substance reasonably satisfactory to Acquiror. In making its calculations, Target shall apply the same accounting methods used by Target in the preparation of Target's unaudited balance sheet as at September 30, 1996.

     SECTION 1.05 CERTIFICATE OF INCORPORATION; BY-LAWS; DIRECTORS; OFFICERS.

     (a) The Certificate of Incorporation and By-laws of Newco in effect on the date hereof shall be the Certificate of Incorporation and By-laws of the Surviving Corporation at the Effective Time, and thereafter may be amended in accordance with their respective terms and applicable law.

     (b) The directors of Newco immediately prior to the Effective Time shall be the directors of the Surviving Corporation as of and following the Effective
Time.

     (c) The officers of Newco immediately prior to the Effective Time shall be the officers of the Surviving Corporation as of and following the Effective Time.

                                   ARTICLE II

                               EXCHANGE OF SHARES

     SECTION 2.01 TARGET COMMON STOCK ELECTION; SURRENDER OF TARGET
CERTIFICATES.

     (a) Prior to the Effective Time, Acquiror shall make available to an exchange agent selected by Acquiror, which shall be Acquiror's transfer agent, or such other party reasonably acceptable to Target (the 'Exchange Agent'), in trust for the benefit of the holders of Target Common Stock and Target Preferred Stock, for exchange in accordance with this Article II, the amount of cash payable in lieu of fractional shares pursuant to Section 2.02 and the certificates representing the shares of Acquiror Series B-1 Preferred Shares, Acquiror Series B-2 Preferred Shares and Acquiror Series C Preferred Shares to be issued pursuant to Section 1.03. Promptly after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented shares of Target Common Stock or Target Preferred Stock (collectively, the 'Target Certificates' and individually, a 'Target Certificate') a letter of transmittal (the 'Target Letter of Transmittal') which shall, (i) with respect to each holder of a Target Certificate representing shares of Target Common Stock, instruct such holder to elect to have such holder's shares of Target Common Stock converted into either (x) Acquiror Series B-1 Preferred Shares and the cash to be received, if any, in lieu of the issuance of fractional shares of Acquiror Series B-1 Preferred Shares, pursuant to Section 1.03(a), or (y) Acquiror Series B-2 Preferred Shares and the cash to be received, if any, in lieu of the issuance of fractional shares of Acquiror Series B-2 Preferred Shares, pursuant to Section 1.03(a), and (ii) specify (A) the manner by which to effect the surrender of such holder's Target Certificates in exchange for certificates representing shares of Acquiror Series B-1 Preferred Shares, Acquiror Series B-2 Preferred Shares or Acquiror Series C Preferred Shares, and cash in lieu of fractional shares, after giving effect to any required withholding taxes, and (B) that delivery shall be effected, and risk of loss and title to Target Certificates shall pass, only upon delivery of the Target Certificates to the Exchange Agent.

     (b) Upon surrender of a Target Certificate representing shares of Target Common Stock to the Exchange Agent, together with the Target Letter of Transmittal, duly executed, and in the form and having such other provisions as Acquiror shall reasonably request, the holder of such Target Certificate shall be entitled to receive in exchange therefor a certificate or certificates of Acquiror representing the number of shares of Acquiror Series B-1 Preferred Shares or Acquiror Series B-2 Preferred Shares, and cash in lieu of fractional shares, which such holder has the right to receive pursuant to Section 1.03, subject to Section 2.06, and the Target Certificate so surrendered shall forthwith be cancelled. If such holder fails to make a proper election on the Target Letter of Transmittal with respect to whether to receive Acquiror Series B-1 Preferred Shares or Acquiror Series B-2 Preferred Shares in the Merger, such holder will be deemed to have made an election to receive Acquiror Series B-1 Preferred Shares in the Merger in exchange for such holder's shares of UPI Common Stock.

     (c) Upon surrender of a Target Certificate representing shares of Target Preferred Stock to the Exchange Agent, together with the Target Letter of Transmittal, duly executed, and such other documents as Acquiror or the Exchange Agent shall reasonably request, the holder of such Target Certificate shall be entitled to receive in exchange therefor shares of Acquiror Series C Preferred Shares pursuant to the terms of Section 1.03, and the Target Certificate so surrendered shall forthwith be cancelled.

     (d) Until surrendered as contemplated in this Article II, from and after the Effective Time, each Target Certificate shall be deemed to represent only the right to receive the above described consideration for each share of Target Common Stock or Target Preferred Stock formerly represented by such Target Certificate, and shall not evidence any interest in Acquiror or Newco. If a certificate or certificates representing shares of Acquiror Series B-1 Preferred Shares, Acquiror Series B-2 Preferred Shares or Acquiror Series C Preferred Shares is to be issued to and cash is to be paid in lieu of fractional shares to a person other than the one in whose name the Target Certificate surrendered in exchange therefor is registered, it shall be a condition to such issuance or payment that such Target Certificate be properly endorsed (or accompanied by an appropriate instrument of transfer), with signatures guaranteed, if requested, and accompanied by evidence that any applicable stock transfer taxes have been paid or provided for.

     SECTION 2.02 NO FRACTIONAL SHARES FOR ACQUIROR SERIES B PREFERRED SHARES; CASH PAYMENTS.

     (a) No certificate or scrip representing fractional shares of Acquiror Series B Preferred Shares shall be issued upon the surrender for exchange of Target Certificates representing shares of Target Common Stock, and such fractional share interests will not entitle the owner thereof to vote or to any rights of a stockholder of Acquiror. The fractional shares of Acquiror Series B Preferred Shares to be received by each Target Common Stockholder will be aggregated so that no Target Common Stockholder will receive cash in an amount equal to or greater than the value of one full share of Acquiror Series B Preferred Shares. In lieu of any such fractional share, the Exchange Agent shall pay, subject to Section 2.06, to each Target Common Stockholder who otherwise would be entitled to receive a fractional share of Acquiror Series B Preferred Shares an amount of cash determined by multiplying $25 by the fraction of a share of Acquiror Series B Preferred Shares to which such holder would otherwise be entitled. The transfer of cash to Target Common Stockholders in lieu of fractional shares of Acquiror Series B Preferred Shares, if any, is solely for the purpose of avoiding the expense and inconvenience to Acquiror of accounting for fractional shares and does not represent separately bargained-for consideration.

     (b) Acquiror shall make available to the Exchange Agent sufficient funds as and when necessary to enable the Exchange Agent to make the cash payments to be made in lieu of the issuance of fractional shares under Section 2.02. In no event shall interest be paid or accrued on any such cash payments. The cash amount to be paid to the holders of Target Common Stock pursuant to Section 2.02 shall be rounded up to the nearest cent.

     SECTION 2.03 NO DIVIDENDS. No dividends or other distributions declared or made after the Effective Time with respect to Acquiror Series B Preferred Shares or Acquiror Series C Preferred Shares with a record date after the Effective Time shall be paid to the holder of any Target Certificate with respect to the Acquiror Series B Preferred Shares or the Acquiror Series C Preferred Shares represented thereby until the holder of record of such Target Certificate shall surrender such Target Certificate for exchange as provided herein. Dividends or other distributions with a record date after the Effective Time payable in respect of Acquiror Series B Preferred Shares or Acquiror Series C Preferred Shares held by the Exchange Agent shall be paid to the Exchange Agent and held in trust for the benefit of such holders of Target Certificates. Following surrender of any previously unsurrendered Target Certificate surrendered for exchange as provided herein, there shall be paid to the record holder of the certificates representing shares of Acquiror Series B Preferred Shares or Acquiror Series C Preferred Shares issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of any dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of Acquiror Series B Preferred Shares or Acquiror Series C Preferred Shares, respectively, and (ii) at the date of payment of any dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender, the amount of such dividends or other distributions payable with respect to such shares of Acquiror Series B Preferred Shares or Acquiror Series C Preferred Shares, respectively.

     SECTION 2.04 RETURN TO ACQUIROR. Any shares of Acquiror Series B Preferred Shares or Series C Preferred Shares and any cash in lieu of fractional share interests made available to the Exchange Agent and not exchanged for Target Certificates within 12 months after the Effective Time and any dividends and distributions held by the Exchange Agent for payment or delivery to the holders of unsurrendered Target Certificates representing Target Common Stock or Target Preferred Stock and unclaimed at the end of such 12 month period shall be redelivered or repaid by the Exchange Agent to Acquiror, after which time any holder of Target Certificates who has not theretofore delivered or surrendered such Target Certificates to the Exchange Agent, subject to applicable law, shall look only to Acquiror for the consideration to be paid pursuant to the terms of
Section 1.03 and, if applicable, the dividends or distributions to be paid pursuant to Section 2.03. Notwithstanding the foregoing, none of the Exchange Agent, the Surviving Corporation or any other party hereto shall be liable to a holder of Target Common Stock or Target Preferred Stock for any shares of Acquiror Series B Preferred Shares or Acquiror Series C Preferred Shares, respectively, cash in lieu of fractional share interests, if applicable, or dividends or distributions delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.


     SECTION 2.05 NO FURTHER TRANSFER. Following the Effective Time, there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Target Common Stock or Target Preferred Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Target Certificates issued prior to the Effective Time are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged for shares of Acquiror Series B Preferred Shares or Acquiror Series C Preferred Shares as provided in this Article II. Target Certificates surrendered for exchange by any person (an 'Affiliate') constituting an 'affiliate' of Target for purposes of Rule 145(c) under the Securities Act of 1933, as amended (the '1933 Act'), shall not be exchanged until Acquiror has received a written agreement from such person as provided in Section 5.21.

     SECTION 2.06 WITHHOLDING RIGHTS. The Exchange Agent and the Surviving Corporation shall be entitled to deduct and withhold from the payment of any Target Common Stock Consideration, cash in lieu of fractional share interests, and any other consideration payable to any holder of the Target Stock (a 'Target Stockholder') pursuant to this Agreement, such amounts as the Exchange Agent or the Surviving Corporation may be required to deduct and withhold under the Code, or any provision of any state, local or foreign law. To the extent that any amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to such Target Stockholder.

     SECTION 2.07 LOST, STOLEN OR DESTROYED CERTIFICATES. In the event that any Target Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Target Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation in its sole discretion, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Target Certificate, the Exchange Agent or the Surviving Corporation shall exchange for such lost, stolen or destroyed Target Certificate such Acquiror Series B Preferred Shares, Acquiror Series C Preferred Shares, cash, dividends and distributions to which such person would otherwise have been entitled had such Target Certificate been surrendered in accordance with Section 2.01.

                                  ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF TARGET

     SECTION 3.01 ORGANIZATION AND GOOD STANDING. Target is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, operate, lease and Encumber its properties and assets and to carry on its business as it is now being conducted. Target is duly qualified or licensed to do business as a foreign corporation, and is in good standing, under the laws of (a) each jurisdiction listed in the Target Disclosure Letter and (b) each other jurisdiction in which the character of the properties owned, operated, leased or Encumbered by Target therein or in which the carrying on of its business makes such qualification or licensing necessary, except where the failure to be so qualified, licensed or in good standing could not reasonably be expected to have a Target Material Adverse Effect. 'Target Material Adverse Effect' means, with respect to Target, any event or events that could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, assets, results of operations or financial condition of Target or the Target Properties (as defined in Section 3.06), taken as a whole. For the purposes of this Agreement, a Target Material Adverse Effect shall be deemed to have occurred to the extent that any one or more events, individually or in the aggregate, could reasonably be expected to (i) adversely affect Target's gross revenues by $500,000 or more during any 12-month period, or (ii) have a cost to remedy, or result in an expense or liability to Target, the Company or Newco, or acceleration of the payment of any obligation of Target (collectively, a 'Target Remediation Cost'), of $500,000 or more, or (iii) adversely affect the value of the Target Properties by $2,500,000 or more. The amounts (i) of any effect on Target's gross revenues and (ii) any Target Remediation Costs in case of each of clauses (i), (ii) and (iii) that could reasonably be expected to result from such one or more events, are hereinafter referred to as the 'Target Costs.' Notwithstanding the foregoing, a Target Material Adverse Effect shall not be deemed to have occurred if (A) any one or more of the events giving rise to a Target Cost or loss of value is covered by insurance and Target has a right to receive payments pursuant to such insurance policy as a result of such event or events, (B) the aggregate amount of Target Costs and/or loss of value does not exceed $2,500,000 or $5,000,000, respectively, and (C) after giving effect to the application of such insurance proceeds, the aggregate amount of Target Costs and/or the loss of value is less than $500,000 or $2,500,000, respectively. Target has delivered to Acquiror true, correct and complete copies of its Certificate of Incorporation and By-laws, each as amended to date. Any effects on Target's gross revenues or the value of the Target Properties that is attributable to any default, diminution of rent or rejection under any Target Lease by any tenant that is the subject of any bankruptcy proceedings on the date hereof shall not be included in any determination of whether a Target Material Adverse Effect has occurred or in any calculation of Target Costs.

     SECTION 3.02 CAPITALIZATION OF TARGET. The authorized capital stock of Target consists of (i) 20,000,000 shares of Target Common Stock, of which 3,789,171 shares are issued and outstanding as of the date hereof, and (ii) 650,000 shares of Target Preferred Stock, of which 395,834 shares are issued and outstanding as of the date hereof. All of the issued and outstanding shares of Target Common Stock and Target Preferred Stock have been duly authorized and are validly issued, fully paid and nonassessable and are free of preemptive rights with no personal liability attaching to the ownership thereof. Target has no outstanding bonds, debentures, notes, or other obligations the holders of which have the right to vote (or are convertible into or exercisable for securities having the right to vote) with the holders of Target Common Stock on any matter. Except as set forth in the Target Disclosure Letter, Target does not have and is not bound by, and at the Effective Time, will not have or be bound by, any outstanding subscriptions, options, warrants, calls, convertible securities, rights, or other contracts, commitments, agreements, arrangements or understandings (collectively, 'Contracts') of any character, to or by which Target is a party or is bound, which, directly or indirectly, obligate Target to issue, deliver, transfer or sell any shares of Target Common Stock or Target Preferred Stock or any other equity or debt security of Target or any securities representing the right to purchase or otherwise receive any shares of Target Common Stock or Target Preferred Stock or any other equity or debt security of Target. After the Effective Time, the Surviving Corporation will have no obligation to issue, deliver, transfer or sell any shares of capital stock or other equity interest of Target or the Surviving Corporation pursuant to any employee benefit plan of Target.

     SECTION 3.03 AUTHORITY OF TARGET. Target has all requisite corporate power and authority to execute and deliver this Agreement and the documents (the 'Ancillary Documents') needed to consummate the Merger and the other transactions contemplated by this Agreement to which Target is a party, and, subject to approval by the Target Stockholders in accordance with the DGCL, to consummate the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents, and to take all other actions required to be taken by it pursuant to the provisions hereof and the Ancillary Documents. The execution, delivery and performance by Target of this Agreement and the Ancillary Documents to which Target is a party, the consummation by Target of the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents, have been duly and validly authorized and approved by all requisite corporate action of Target and no other corporate proceedings on the part of Target are necessary to authorize the execution, delivery and performance of this Agreement or any of the Ancillary Documents, to consummate the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents, other than the approval of the Merger and adoption of this Agreement and the Ancillary Documents by the Target Stockholders in accordance with the DGCL. This Agreement and each of the Ancillary Documents to which Target is a party have been duly and validly executed and delivered by Target and constitute valid and binding agreements of Target, enforceable against Target in accordance with their respective terms, except as may be limited by bankruptcy and other laws affecting the enforceability of creditors' rights generally or laws governing the availability of specific performance or other equitable remedies, or restrictions of the enforcement of securities indemnification and contribution provisions imposed by public policy.

     SECTION 3.04 CONSENTS AND APPROVALS; NO VIOLATIONS. Except as set forth in the Target Disclosure Letter and for applicable requirements of the 1933 Act, Securities Exchange Act of 1934, as amended (the '1934 Act'), state Blue Sky laws, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the

'HSR Act'), if any, the filing and recordation of the Delaware Merger Certificate, as required by the DGCL, and such filings, authorizations, orders and approvals as may be required under State 'control share acquisition', 'antitrust' or other similar statutes or regulations, or such filings, authorizations, orders and approvals as may be required under the By-laws of the National Association of Securities Dealers, Inc. ('NASD') (collectively, the 'Target Required Filings'), no filing or registration with, and no consent, authorization, declaration or approval of, any governmental body, court, arbitration board, tribunal or authority ('Governmental Entity'), or any third party, is necessary for the execution, delivery and performance by Target of this Agreement or any of the Ancillary Documents or the consummation of the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents. The Target Disclosure Letter sets forth a true, correct and complete list of all filings, registrations, consents, authorizations, declarations or approvals necessary to consummate the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents (the 'Target Consents'). Except as set forth in the Target Disclosure Letter, subject to approval by the Target Stockholders in accordance with the DGCL, neither the execution, delivery and performance by Target of this Agreement or any of the Ancillary Documents nor the consummation by Target of the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents will (i) constitute any violation or breach of any provision of the Certificate of Incorporation or By-laws of Target, or (ii) constitute any violation or breach of any provision of, or constitute a default (or an event which, with the giving of notice or the passage of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any lien, pledges, mortgages, deeds of trust, security interests, claims against title, charges, options or other encumbrances ('Encumbrances') upon any of the properties of Target under, or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of any Target Contract (as defined below), or any franchise, permit, concession, Contract, or other instrument, or other obligation to which Target is a party, or by which Target or any of its properties is bound or affected except, with respect to this clause (ii), for those which could not have a Target Material Adverse Effect.

     SECTION 3.05 PUBLIC REPORTS. Target has delivered to Acquiror true, correct and complete copies of (i) its Annual Report on Form 10-KSB for the year ended December 31, 1995, (ii) its Quarterly Report on Form 10-QSB for the three months ended March 31, 1996, (iii) its Quarterly Report on Form 10-QSB for the six months ended June 30, 1996, and (iv) all other registration statements, reports, proxy statements, information statements and other documents filed by Target with the Securities and Exchange Commission since December 31, 1995 (the 'SEC'); in each case including all exhibits, amendments and supplements thereto and each of such documents is in the form (including exhibits, amendments and supplements thereto) filed with the SEC (collectively, the 'Target SEC Reports'). Each of the Target SEC Reports was filed with the SEC in a timely manner. The Target SEC Reports constitute all registration statements, reports, proxy statements, information statements and other documents required to be filed by Target since December 31, 1995 under the 1933 Act, the 1934 Act and the rules and regulations promulgated thereunder (the 'Securities Laws'). As of their respective dates, the Target SEC Reports (i) complied in all material respects with the applicable requirements of the Securities Laws and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. Since December 31, 1995, Target has not received from the SEC any comments, or requests for additional information, with respect to any Target SEC Report.

     SECTION 3.06 REAL PROPERTY; CONTRACTS AND LEASES RELATING TO REAL PROPERTY.

     (a) The Target Disclosure Letter contains a true, correct and complete list by street address of all of the real estate properties owned by Target. The Target Disclosure Letter or the title reports and surveys with respect to the real estate properties owned by Target listed in the Target Disclosure Letter (collectively, the 'Existing Target Title Documents') (in each case true, correct and complete copies of which Existing Target Title Documents have been delivered to Acquiror) set forth all improvements thereon (including, without limitation, (i) the buildings and other structures and parking areas located thereon and (ii) any easements, rights of way, privileges and appurtenances thereto relating to such real estate properties). The real estate properties owned by Target and improvements thereon (including, without limitation, (i) the buildings and other structures and parking areas located thereon and (ii) any easements, rights of way, privileges and appurtenances thereto relating to such real estate properties) are hereinafter referred to as the 'Target Properties.' Except as set forth in the Target Disclosure Letter or in the Existing Target Title Documents, Target owns fee simple title to each of the Target Properties, free and clear of Encumbrances, and the Target Properties are not subject to any rights of way, written agreements, or Property Laws (as defined below) affecting building use or occupancy, or reservations of an interest in title (collectively, 'Property Restrictions') except for (i) Property Restrictions imposed or promulgated by law or any Governmental Entity with respect to real property, including, without limitation, zoning regulations, that, individually or in the aggregate, do not materially and adversely affect the current use of the property or materially detract from the value of the property and (ii) Property Restrictions disclosed on the Existing Target Title Documents.

     (b) To Target's knowledge, except as set forth in the Target Disclosure Letter or in the Existing Target Title Documents, Target has (i) all certificates, permits and licenses from all Governmental Entities having jurisdiction over any of the Target Properties and (ii) all agreements, easements and other rights, that are necessary to permit the lawful use and operation of the buildings and improvements on any and all of the Target Properties or are necessary to permit the lawful use and operation of all driveways, roads and other means of egress and ingress to and from any and all of the Target Properties (any such agreement, easement or other right referred to in this clause (ii) shall hereafter be referred to as a 'Target REA Agreement') except, in the case of clauses (i) and (ii) of this paragraph, those the failure to obtain of which could not reasonably be expected to have a Target Material Adverse Effect. Each Target REA Agreement is in full force and effect, and there is no pending threat of modification or cancellation of any of same. Target is not, and to Target's knowledge no person has asserted, or is threatening to assert, that Target is, in default under any Target REA Agreement except for those which could not have a Target Material Adverse Effect.


     (c) Except as set forth in the Target Disclosure Letter or in the Existing Target Title Documents, to Target's knowledge, (i) the Target Properties, and the size of, use of, occupancy of, improvements on, construction on, and access to, the Target Properties (the 'Target Property Uses'), are in compliance in all material respects with all federal, state and municipal laws, ordinances, orders, regulations, codes, zoning regulations, certificates, permits, licenses and requirements, including, without limitation, those relating to subdivision, building, safety, fire, health, and sewage connection, treatment and disposal ('Property Laws'), affecting all or any portion of all or any of the Target Properties; (ii) the Target Properties, and the Target Property Uses, are not, and no person or Governmental Entity has asserted, or is threatening to assert, that the Target Properties, or the Target Property Uses, are, in violation of any Property Laws; (iii) there are no pending or threatened proceedings or actions that could reasonably be expected to in any manner materially and adversely affect the Target Property Uses; and (iv) to Target's knowledge, no betterment assessments have been levied against, and no condemnation or rezoning proceedings, or proceedings requiring any public installations or improvements, are pending or threatened with respect to, any of the Target Properties.

     (d) Except as set forth in the Target Disclosure Letter or in the engineering reports, true, correct and complete copies of which Acquiror has obtained prior to the date hereof, to Target's knowledge, (i) there is no Target Property with building systems not in working order; (ii) there is no physical damage to any Target Property in excess of $10,000 for which there is no insurance in effect covering the full cost of the restoration, ordinary wear and tear excepted; (iii) there are no structural defects relating to any of the Target Properties; and (iv) there is no current renovation or restoration or tenant improvements to any Target Property the cost of which exceeds $10,000.

     (e) Target has delivered to Acquiror true, correct and complete copies of
(i) all of the following Contracts to which Target is a party relating to real property owned or leased by Target: (A) all documents evidencing any indebtedness secured by the Target Properties (the 'Target Underlying Debt'),
(B) the Target Leases (as defined in Section 3.07), (C) all other service, equipment, supply, maintenance, management and other Contracts providing for payments in excess of $10,000 annually unless the same are terminable by Target by notice of not more than 90 days for a cost of less than $10,000, (D) outstanding Contracts relating to the development or construction of any Target Properties, (E) all leases pursuant to which Target, as lessee, leases personal property providing for payments in excess of $10,000 annually or leases real property, (F) all outstanding options pursuant to which Target has granted, or been granted, an option to purchase real property, and (G) any and all amendments and supplements to all of the foregoing (collectively, as amended or supplemented, the 'Target Property Contracts'); (ii) all loan or credit agreements, notes, debentures, bonds, mortgages, indentures, deeds of trust, or Contracts, instruments or other obligations for borrowed money to which Target is a party, and all amendments and supplements to all of the foregoing, (X) pursuant to which any indebtedness of Target in excess of $10,000 is outstanding or may be incurred or is evidenced or (Y) which may result in or evidences total payments or liabilities to Target in excess of $10,000 (as amended or supplemented, the 'Target Loan Contracts'); and (iii) all joint venture, shareholder agreements, operating agreements, partnership agreements or similar Contracts to which Target is a party (together with the Target Property Contracts and the Target Loan Contracts, as amended or supplemented, the 'Target Contracts'). For purposes of this Section 3.06, 'indebtedness' shall mean, with respect to any person, without duplication, (i) all indebtedness of such person for borrowed money, whether secured or unsecured, (ii) all obligations of such person under conditional sale or title retention agreements relating to property purchased by such person, (iii) all capitalized lease obligations of such person, (iv) all obligations of such person under interest rate or currency hedging transactions (valued at the termination value thereof) and (v) all guarantees of such person of any indebtedness of any other person. The Target Disclosure Letter contains a true, correct and complete list of the Target Contracts. The Target Contracts are valid, subsisting and in full force and effect with respect to Target, and, to Target's knowledge, with respect to the other parties to the Target Contracts. Target is not, and to Target's knowledge no person has asserted, or is threatening to assert, that Target is, in material default under any Target Contract providing for payments in excess of $10,000 annually. No existing use of any of the Target Properties constitutes, and to Target's knowledge no person has asserted, or is threatening to assert, that any existing use of any of the Target Properties constitutes, a conflict with any exclusive rights granted to any person under any of the Target Contracts providing for payments in excess of $10,000 annually. To Target's knowledge, no party to any Target Contract providing for payments in excess of $10,000 annually is in default under such Target Contract. To Target's knowledge, there does not exist any condition which, with the giving of notice or the passage of time or both, would cause such a violation or default under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any Encumbrances upon any of the Target Properties under, or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of any Target Contract providing for payments in excess of $10,000 annually, or any license, franchise, permit or concession or other instrument, or other obligation to which Target is a party, or by which Target or any of the Target Properties is bound or affected. None of the Target Contracts (other than the Target Leases) contain any provision which would prevent the Acquiror or the Surviving Corporation from occupying and using all or any portion of the Target Properties, or any property or assets leased by Target, in the same manner and on the same terms and conditions as Target is so occupying or using it.

     (f) Target has delivered to Acquiror true, correct and complete copies of
(i) each permanent or temporary Certificate of Occupancy with respect to any of the Target Properties which Target has in its possession and (ii) all manufacturers' and contractors' warranties and guarantees currently in effect with respect to the Target Properties which Target has in its possession.

     (g) Each of the Target Properties is separately assessed for tax purposes. Target has delivered to Acquiror true, correct and complete copies of the most recent real estate tax bills for each of the Target Properties.

     SECTION 3.07 LEASES.

     (a) The Target Disclosure Letter contains a true, correct and complete rent roll for all leases, licenses and tenancies, each as amended and supplemented ('Target Leases') covering all or each portion of the Target Properties (the 'Target Rent Roll'). The Target Rent Roll includes or describes for each Target Lease, the name and address of the tenant, the space leased, the current balances of security and other deposits, the current base rent the tenant is obligated to pay thereunder, and the amount of percentage rent most recently paid. Target has delivered to Acquiror a true, correct and complete statement evidencing common area maintenance billings and real estate tax escalations under each Target Lease.

     (b) Except as set forth in the Target Disclosure Letter, (i) to Target's knowledge, each of the Target Leases is valid and subsisting and in full force and effect; (ii) no Tenant is controlled by, under common control with or controls Target; (iii) the tenant under each of the Target Leases is in actual possession of the leased premises; (iv) no tenant under any Target Lease is in arrears for the payment of rent for any month preceding the month of the date of this Agreement or to Target's knowledge otherwise in default of such tenant's lease obligations; (v) to Target's knowledge, no tenant under any Target Lease intends to vacate prior to the termination of its lease; (vi) there are no pending summary proceedings or other legal actions by Target for eviction under any Target Lease; (vii) all decorating, repairs, alterations, or other work required to be performed by Target under the Target Leases, or the costs to be reimbursed to any tenant under any Target Lease, has been performed or, if required, reimbursed; (viii) no space subject to any Target Lease is occupied rent free or at a rental rate reduced from the rates stated in the Target Rent Roll; and (ix) none of the Target Leases and none of the rents or other amounts payable thereunder have been assigned, pledged or encumbered, other than to lenders, except as described in the Target Disclosure Letter. Target has not collected payment of rent (other than security deposits) accruing for a period which is more than one month beyond the date of collection. All brokerage or leasing commissions payable by the landlord with respect to Target Leases have been paid in full and there are no commissions payable with respect to renewals or extensions of any Target Lease. There are no material unsatisfied obligations wherein rent and/or other obligations of the tenant in other buildings or improvements have been assumed by Target.

     (c) Except as shown in the Target Disclosure Letter, to Target's knowledge, no tenant, licensee or occupant under any of the Target Leases has notified Target in writing of any claim, offset or defense which would materially affect the collection of rent from such tenant.

     (d) The Target Disclosure Letter sets forth a true, correct and complete list of all written or oral legally enforceable commitments made by Target to lease any of the Target Properties or any portion thereof which has not yet been reduced to a written lease. To Target's knowledge, no person has asserted, or is threatening to assert, that any of such written or oral commitments is not legally enforceable. Target has delivered to Acquiror true, correct and complete copies of all such written commitments and the Target Disclosure Letter provides with respect to each such oral commitment the principal terms of such commitment, including, if applicable, those items set forth in Section 3.07(a).

     SECTION 3.08 TENANT IMPROVEMENTS.  The Target Disclosure Letter contains
(i) a true, correct and complete list of all unpaid tenant improvements being conducted by Target and (ii) to Target's knowledge, the aggregate amount of all unpaid tenant improvements for all Target Properties do not exceed $25,000. Target has delivered to Acquiror true, correct and complete copies of any and all Contracts, plans, specifications and agreements in connection with all uncompleted tenant improvements and all completed tenant improvements which have not been fully paid for or with respect to which there exists a dispute between Target, the tenant and/or any contractor or subcontractor with respect to such improvements.

     SECTION 3.09 ENVIRONMENTAL MATTERS. Except as set forth in any of the environmental assessments or other environmental reports (i) identified in the Target Disclosure Letter and in the possession of Target with respect to the Target Properties (the 'Target Environmental Reports'), true, correct and complete copies of which have been delivered to Acquiror or (ii) prepared for Acquiror with respect to the Target Properties:

     (a) the activities, operations and business carried out by Target at or on the Target Properties are in compliance, in all material respects, with all applicable federal, state or local environmental laws, ordinances, rules and regulations including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and the rules and regulations adopted and promulgated pursuant to each of the foregoing ('Environmental Laws');

     (b) no lien has been imposed on the Target Properties by any federal, state or local Governmental Entity in connection with a violation of any Environmental Laws at or on the Target Properties;

     (c) Target has no knowledge (i) of any pending or threatened litigation or proceedings before any Governmental Entity in which any person or entity alleges Target's violation or threatened violation of any Environmental Laws or (ii) that any Governmental Entity has determined that Target is in violation of any Environmental Laws in connection with the Target Properties; and

     (d) to Target's knowledge, no hazardous substances ('Hazardous Materials'), including, without limitation, any flammables, explosives, radioactive materials, hazardous wastes, hazardous and toxic substances or related materials, asbestos or any material containing asbestos (including, without limitation, vinyl asbestos tile), or any other substance or material as defined by any Environmental Laws as hazardous have been treated, stored or disposed of, or otherwise deposited in or on the Target Properties, including, without limitation, the surface waters and subsurface waters of the Target Properties; no spills, releases, discharges, or disposals of Hazardous Materials have occurred or are presently occurring on or from any of the Target Properties, in violation of any Environmental Law; there are no substances or conditions in or on the Target Properties or any other parcels of land which may affect the Target Properties or the use thereof or which may support a claim or cause of action under any Environmental Law. To Target's knowledge, there are no underground tanks at the Target Properties and no part of the Target Properties lies in a flood plain or constitutes 'wetlands.' Target is not aware of any inaccuracies in the Target Environmental Reports. For purposes of this Section,

Hazardous Materials shall not include substances sold or used by tenants under the Target Leases provided such use or sale is in the ordinary course of such tenant's business and is in compliance with all applicable laws, rules or regulations.

     SECTION 3.10 INSURANCE. True and complete copies of all insurance policies carried by Target or pursuant to which the Target Properties are insured have been provided to Acquiror, all of such policies are in full force and effect as of the date hereof, all premiums due and payable in respect of such policies have been paid, and, except as set forth in the Target Disclosure Letter, no claims have been made against any such policies as of the date hereof. Target has not received any written notice from any insurance company which has issued a policy with respect to the Target Properties or from any board of fire underwriters (or other body exercising similar functions) (i) claiming any defects or deficiencies which have not been cured or corrected, (ii) requesting the performance of any repairs, alterations or other work which have not been performed, or (iii) stating, in effect, that any of such policies will not be renewed or will be renewed at a higher premium than is presently payable therefor.

     SECTION 3.11 ABSENCE OF CERTAIN CHANGES. Except as contemplated herein or set forth in the Target Disclosure Letter, since September 30, 1996, (i) Target has not suffered a Target Material Adverse Effect, or entered into any transaction or conducted its business or operations other than in the ordinary course of operating the Target Properties and other than in connection with Target's exploration of alternatives leading to the execution of this Agreement,
(ii) Target has not entered into or made any Contract, borrowing, capital expenditure or transaction (each, a 'Commitment'), other than Commitments of not more than $10,000 annually made in the ordinary course of operating the Target Properties and (iii) Target has made no change in its accounting principles, practices or methods.

     SECTION 3.12 NO UNDISCLOSED LIABILITIES. Except as and to the extent set forth or disclosed in the Target Disclosure Letter, the Target SEC Reports or in this Agreement, (i) at September 30, 1996, Target did not have any liabilities (whether absolute, accrued, asserted or unasserted, contingent or otherwise), required by GAAP, consistently applied, to be reflected on a balance sheet of Target, in excess of $10,000 in the aggregate, that were not reflected on Target's September 30, 1996 balance sheet and (ii) since September 30, 1996, Target has not incurred any liabilities (whether absolute, accrued, asserted or unasserted, contingent or otherwise) which are required by GAAP, consistently applied, to be reflected on a balance sheet of Target, except liabilities incurred in the ordinary course of operating the Target Properties.

     SECTION 3.13 LITIGATION. Except as set forth in the Target Disclosure Letter, there are (i) no continuing orders, injunctions, judgements or decrees of any court, arbitrator or other Governmental Entity, to which Target is a party or by which any of the Target Properties are bound or, to Target's knowledge, to which any of Target's directors, officers, employees or agents (in each case, in his capacity as such) is a party or by which any of Target's properties or assets are bound, that could reasonably be expected to have a Target Material Adverse Effect or prevent or delay the consummation of Merger and the other transactions contemplated by this Agreement and the Ancillary Documents and (ii) there are no actions, suits or proceedings pending (or to Target's knowledge, threatened), at law or in equity, against Target or, to Target's knowledge, against any of Target's directors, officers, employees or agents in their capacities as such, that seek equitable relief or claim damages in excess of $10,000, or that could reasonably be expected to have a Target Material Adverse Effect or prevent or delay the consummation of the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents, or result in the rescission of the issuance of any Target Common Stock.

     SECTION 3.14 COMPLIANCE WITH APPLICABLE LAW. To Target's knowledge, Target is not in violation of any order of any Governmental Entity, or any law, ordinance, governmental rule or regulation to which Target or any of the Target Properties is subject, where such violation or violations could reasonably be expected to have a Target Material Adverse Effect. Target has obtained all licenses, permits and other authorizations and has taken all actions required by applicable law or governmental regulations in connection with its business as now conducted, where the failure to obtain any such item or items or to take any such action could reasonably be expected to have a Target Material Adverse Effect. Without limiting the generality of the foregoing, to Target's knowledge neither Target nor (i) any consultant or employee or (ii) any person who is or was an officer, director or affiliate of Target, has, directly or indirectly, made, promised to make, or authorized the making of, an offer, payment or gift of money or anything of value to any government official, political party or employee, agent or fiduciary of a customer, to obtain a Contract for or to influence a decision in favor of Target where such offer, payment or gift was or would be, if made, in violation of any applicable law, ordinance, governmental rule or regulation, nor have any of them maintained for this purpose cash or anything of value, in an account or otherwise, not properly and accurately accounted for on the books and records of Target.

     SECTION 3.15 TAXES.

     (a) Except as set forth in the Target Disclosure Letter, Target has timely filed all federal, state, local and foreign tax returns required to be filed by it through the date hereof and such returns are complete, accurate and comply with all applicable law in all material respects. True, correct and complete copies of all federal, state, local and foreign tax returns filed by Target and all communications relating thereto have been delivered to Acquiror. Target has not executed or filed with any tax authority any Contract now in effect extending the period for assessment or collection of any income or other Taxes (as defined below), and no extension of time with respect to any date on which a tax return was or is to be filed by Target is in force. Except as set forth in the Target Disclosure Letter, Target is not a party to any action or proceeding for assessment or collection of Taxes, and no claim for assessment or collection of Taxes has been asserted or threatened against it. There is no dispute or claim concerning any tax liability of Target claimed by any tax authority. To Target's knowledge, no claim has ever been made by a tax authority in a jurisdiction where Target does not file tax returns that Target is or may be subject to taxation in such jurisdiction. There are no security interests on any of the Target Properties that arose in connection with any failure (or alleged failure) of Target to pay Taxes. Target has never entered into a closing agreement pursuant to Section 7121 of the Code.

     (b) Target has timely paid or caused to be paid all Taxes (as defined below), including, without limitation, all transfer Taxes, if any, (i) shown as due on its returns, (ii) which have become due and payable pursuant to any assessment, deficiency notice, 30-day letter or other notice received by Target,
(iii) which became due and payable as a result of the transfer by Milestone Properties, Inc. ('Milestone') to Target of any assets or properties, or the distribution by Milestone of Target Common Stock to the stockholders of Milestone or (iv) are otherwise due and payable. Target has properly accrued all Taxes for all periods subsequent to the periods covered by such returns. Except as set forth in the Target Disclosure Letter, Target has withheld from employees and paid over to the appropriate taxing authority all income, social security, and other payroll Taxes required to be withheld and paid over. For purposes of this Agreement, 'Taxes' shall mean any and all taxes (including, without limitation, transfer taxes), levies, duties or other assessments in the nature of taxes imposed by any federal, state, local or foreign taxing authority.

     (c) Target is not a 'foreign person' within the meaning of Section 1445(b)(2) of the Code and Target will furnish Acquiror at Closing with an affidavit to that effect.

     (d) Target has not (i) filed a consent pursuant to Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as such term is defined in Section 341(f)(4) of the Code) owned by Target or (ii) been a party to a tax sharing agreement or similar arrangement.

     (e) Target is not required and has not agreed to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of foreign, state or local law by reason of a change in accounting method initiated by it or any other relevant party, nor has any knowledge that the IRS or any taxing authority has proposed any such adjustment or change in accounting method, nor has any application pending with any taxing authority requesting permission for any changes in accounting methods that related to the business or assets of Target.

     (f) Target is not a party to any contract, agreement, plan or arrangement covering any person that, individually or collectively, could give rise to the payment of any amount that would not be deductible by reason of Section 280G of the Code in connection with the Merger.

     (g) Target has not been party to an election under Section 338 of the Code and Target has no liability for the taxes of any person (other than Target)

under Treas. Reg. Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise.

     SECTION 3.16 FINANCIAL STATEMENTS AND CONDITION. Except as set forth in the Target Disclosure Letter, Target's (i) audited balance sheets and related statements of revenues, cash flow and stockholders' equity, including the notes thereto, at and for the year ended December 31, 1995 (the 'Target Financial Statements') and (ii) unaudited balance sheet and related statements of income and cash flows at and for the nine month period ended September 30, 1996 (the 'Target Interim Financial Statements') are attached to the Target Disclosure Letter or attached to the Target SEC Reports. The Target Financial Statements and the Target Interim Financial Statements present fairly, in all material respects, Target's financial position and results of operations at the dates and for the periods reflected therein, all in conformity with GAAP applied on a consistent basis, except as otherwise noted therein or, in the case of the Target Interim Financial Statements, for normal audit and accrual adjustments.

     SECTION 3.17 BROKERS OR FINDERS. Except as set forth in the Target Disclosure Letter, Target has not entered into any Contract with any agent, broker, investment banker, financial advisor or other firm or person which may result in the obligation of Target, Acquiror or Newco to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents. Except as set forth in the Target Disclosure Letter, to Target's knowledge, no claim for payment of any finder's fees, brokerage or agent's commissions or other like payments has been asserted in connection with the negotiations leading to this Agreement or the consummation of the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents.

     SECTION 3.18 OTHER INTERESTS. Target does not own, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust, or other person.

     SECTION 3.19 DISCLOSURE. The representations and warranties of Target in this Agreement do not contain any untrue statement of a material fact.

     SECTION 3.20 VOTE REQUIRED. The affirmative vote of a majority of the outstanding shares of Target Common Stock is the only vote of the holders of any class or series of Target's capital stock necessary under applicable law to permit the execution, delivery and performance by Target of this Agreement and the Ancillary Documents to which Target is a party, and the consummation by Target of the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents.

     SECTION 3.21 PARENT SHARES.  Except as set forth in this Agreement:

     (a) Except as set forth in the Target Disclosure Letter, Target does not, nor do any of its affiliates or associates, beneficially own any voting shares of Acquiror, directly or indirectly.

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
     (b) Target does not, nor do any of its affiliates or associates, (i) have the right to acquire voting shares of Acquiror (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement, or understanding (other than this Agreement) or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; or (ii) have the right to vote voting shares of Acquiror pursuant to any agreement, arrangement or understanding.

     (c) Target does not, nor do any of its affiliates or associates, have any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of voting shares of Acquiror with any other person or entity that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such voting shares of Acquiror.

     For purposes of this Section 3.21 only, (i) 'affiliate' shall mean a person or entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified person or entity and (ii) 'associate,' when used to indicate a relationship with any person or entity shall mean (A) any person or entity of which such person or entity is an officer, director, or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities; or (B) any trust or other estate in which such person or entity has a substantial beneficial interest or as to which such person or entity serves as trustee or in a similar fiduciary capacity; or (C) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person or who is a director or officer of the person or entity or any of its affiliates.

     SECTION 3.22 TARGET PREFERRED STOCK. Target has paid all accrued and payable dividends on the Target Preferred Stock pursuant to the terms of the Target Preferred Stock through the date hereof.

     SECTION 3.23 EMPLOYEE BENEFIT PLANS. Target has no employees. Target has no employee benefits plans (within the meaning of Section 3(3) of ERISA) and no other benefit arrangements covering employees of Target. Neither Target nor any entity under common control with Target within the meaning of ERISA Section 4001 has contributed to, or been required to contribute to, any multiemployer plan (as defined in Sections 3(37) and 4001(a)(3) of ERISA). Except as otherwise required by Sections 601 through 608 of ERISA, Section 4980B of the Code and applicable state laws, Target does not maintain or contribute to any plan or arrangement which provides or has any liability to provide life insurance, medical or other employee welfare benefits to any employee or former employee upon his retirement or termination of employment and Target has never represented, promised or contracted (whether in oral or written form) to any employee or former employee that such benefits would be provided.

     SECTION 3.24 LABOR MATTERS. Target is not a party to, or bound by, any collective bargaining agreement or other Contract with a labor union or labor union organization. There is no unfair labor practice or labor arbitration proceeding pending or, to Target's knowledge, threatened, against Target relating to its business. To Target's knowledge, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of Target.

     SECTION 3.25 RELATED PARTY TRANSACTIONS. Except as set forth in the Target Disclosure Letter, Target has no arrangements, agreements or Contracts with (i)

any consultant or employee, (ii) any person who is an officer, director or Affiliate of Target, any relative of any of the foregoing or any entity of which any of the foregoing is an Affiliate, including, without limitation, those persons and entities listed as Affiliates in the Target Disclosure Letter, or
(iii) to Target's knowledge, any person who owns more than 5% of the outstanding Target Common Stock (collectively, 'Target Affiliate Contracts'). Target has delivered to Acquiror true, correct and complete copies of all Target Affiliate Contracts. Except as set forth in the Target Disclosure Letter, Target has paid in full or otherwise satisfied and discharged all obligations under the Target Affiliate Contracts that are due.

     SECTION 3.26 ACTIONS OF HOLDERS OF TARGET COMMON STOCK. The Target Disclosure Letter sets forth a true, correct and complete list of the number of shares of Target Common Stock held by each Affiliate of Target. From the date hereof until the Effective Time, none of such Affiliates shall sell, transfer or otherwise Encumber his shares of Target Common Stock. Notwithstanding the foregoing, any Affiliate of Target may sell or transfer his shares of Target Common Stock to another Affiliate of Target, provided that (i) the selling or transferring Affiliate shall, within one business day after the date of such sale or transfer, deliver to the Company written notice thereof and (ii) such sale or transfer occurs at least two business days prior to the Closing Date. Each of such persons shall, on or prior to the date hereof, have executed and delivered a letter to Acquiror pursuant to which he shall agree to approve this Agreement, the Merger and the transactions contemplated by this Agreement and the Ancillary Documents at the Target Stockholders Meeting.

     SECTION 3.27 BOOKS AND RECORDS.

     (a) The books of account and other financial records of Target (i) accurately reflect in all material respects the financial transactions and business of Target in accordance with GAAP, and (ii) are consistent in all material respects with the financial statements included in the Target SEC Reports.

     (b) The minute books and other records of Target have been made available to Acquiror, contain in all material respects accurate records of all meetings and accurately reflect in all material respects all other corporate action taken at such meeting or by unanimous consent of the stockholders and directors of Target. There are no committees of the Board of Directors of Target.

     SECTION 3.28 FAIRNESS OPINION. Target has received the opinion of Societe Generale to the effect that the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents, and the consideration to be paid by Acquiror to the holders of Target Common Stock pursuant to the Merger and such other transactions, are fair to the holders of Target Common Stock from a financial point of view.

     SECTION 3.29 NO REPRESENTATION OR WARRANTY. Except as set forth in this Agreement, Target makes no representation or warranty as to the present or former condition or uses of the Target Properties. Acquiror expressly waives any claim whatsoever, except for breach of representation or warranty contained herein, relating to or arising from the physical condition of the Target Properties, including, without limitation, claims arising from the presence of any Hazardous Materials on, at or beneath the Target Properties or otherwise arising under any Environmental Law, whether now or hereinafter in force. Target is not liable or bound in any manner by expressed or implied warranties, guaranties or representations pertaining to the Target Properties or the Target Leases made or furnished by any real estate broker, investment banker, agent, attorney, employee, servant or other person representing or purporting to represent Target, unless the same are specifically set forth herein.

     SECTION 3.30 OBLIGATIONS OF MILESTONE. The Target Disclosure Letter sets forth a true, correct and complete list of all guarantees and liabilities of Milestone of any indebtedness or other obligations of Target in effect on the date hereof (the 'Milestone Obligations'). Target has delivered to Acquiror true, correct and complete copies of all Milestone Obligations.

     SECTION 3.31 TARGET DIRECTORS' AND OFFICERS' LIABILITY INSURANCE
POLICY. Target has delivered to Acquiror a true, correct and complete copy of Target's directors' and officers' liability insurance policy, as currently in effect (the 'Existing Target D & O Liability Insurance Policy').

     SECTION 3.32 SOUTH CAROLINA OUTPARCEL AGREEMENT. Target has delivered to Acquiror a true, correct and complete copy of the Agreement to Sell and Purchase Real Estate, dated December 1995, between Target and CPC-1, a South Carolina limited liability company (the 'South Carolina Outparcel Purchaser'), and all amendments thereto (as amended, the 'South Carolina Outparcel Agreement'), concerning the sale by Target to the South Carolina Outparcel Purchaser of the outparcel (the 'South Carolina Outparcel') described in the South Carolina Outparcel Agreement. Target has delivered to Acquiror true, correct and complete copies of all documents filed with any court or served on or by Target, or, to Target's knowledge, by any other person, in connection with the action commenced by South Carolina Outparcel Purchaser relating to the South Carolina Outparcel.

     SECTION 3.33 PENDING MILESTONE ACTION. Target has delivered to Acquiror true, correct and complete copies of all documents filed with any court or served on or by Target, or, to Target's knowledge, by any other person, in connection with the Pending Milestone Action (as defined below) or any other action or proceeding with respect to, or arising out of, the facts, events and circumstances giving rise to the Pending Milestone Action.

                                   ARTICLE IV

              REPRESENTATIONS AND WARRANTIES OF ACQUIROR AND NEWCO

     Acquiror and Newco, jointly and severally, represent and warrant to Target as follows:

     SECTION 4.01 ORGANIZATION AND GOOD STANDING. (i) Acquiror is a real estate investment trust duly formed and existing by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland, (ii) Newco is a corporation duly incorporated, duly organized, validly existing and in good standing under the laws of the State of Delaware, (iii) each Acquiror Subsidiary is duly incorporated or formed, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (iv) each of Acquiror, Newco and each Acquiror Subsidiary, has all requisite trust or corporate or partnership power, as the case may be, to own, operate, lease and Encumber its properties and assets and to carry on its business as it is now being conducted. Each of Acquiror, Newco and each Acquiror Subsidiary, is duly qualified or licensed to do business as a foreign corporation or partnership, and is in good standing, under the laws of each jurisdiction in which the character of the properties owned, operated, leased or Encumbered by it therein or in which the carrying on of its business makes such qualification or licensing necessary, except where the failure to be so qualified, licensed or in good standing could not reasonably be expected to have a Acquiror Material Adverse Effect. 'Acquiror Material Adverse Effect' means, with respect to the Company, any event or events that could, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, assets, results of operations or financial condition of the Company or the Acquiror Properties (as defined in Section 4.06), taken as a whole. For the purposes of this Agreement, an Acquiror Material Adverse Effect shall be deemed to have occurred to the extent that any one or more events, individually or in the aggregate, could reasonably be expected to (i) adversely affect Acquiror's gross revenues by $1,000,000 or more during any 12-month period, or (ii) have a cost to remedy, or result in an expense or liability to the Company, or acceleration of the payment of any obligation of the Company (collectively, a 'Company Remediation Cost'), of $1,000,000 or more, or (iii) adversely affect the value of the Acquiror Properties by $5,000,000 or more. The amounts (i) of any effect on Acquiror's gross revenues, (ii) any Company Remediation Costs and (iii) any expenses or liabilities to Target, the Company and Newco, in the case of each of clauses
(i), (ii) and (iii) that could reasonably be expected to result from such one or more events, are hereinafter referred to as the 'Acquiror Costs.' Notwithstanding the foregoing, an Acquiror Material Adverse Effect shall not be deemed to have occurred if (A) any one or more of the events giving rise to a Acquiror Cost or loss of value is covered by insurance and Acquiror has a right to receive payments pursuant to such insurance policy as a result of such event or events, (B) the aggregate amount of Acquiror Costs and/or loss of value does not exceed $5,000,000 or $10,000,000, respectively, and (C) after giving effect to the application of such insurance proceeds the aggregate amount of Acquiror Costs and/or the loss of value, is less than $1,000,000 or $5,000,000, respectively. Acquiror has delivered or made available to Target true, correct and complete copies of its Declaration of Trust and Bylaws, and Newco's Certificate of Incorporation and By-laws, each as amended to date. Any effects on Acquiror's gross revenues or the value of the Acquiror Properties that is attributable to any default, diminution of rent or rejection under any Acquiror Lease by any tenant that is the subject of any bankruptcy proceedings on the date hereof shall not be included in any determination of whether an Acquiror Material Adverse Effect has occurred or in any calculation of Acquiror Costs.

     SECTION 4.02 CAPITALIZATION OF ACQUIROR AND NEWCO. The authorized shares of beneficial interest of Acquiror consist of 100,000,000 shares of beneficial interest. As of the date hereof, there were 10,332,784 issued and outstanding shares of common stock, par value $.01 per share, of Acquiror (the 'Acquiror Common Shares') and (ii) (x) 11,155 issued and outstanding shares of Series A Increasing Rate Cumulative Convertible Preferred Shares of Acquiror (the 'Acquiror Series A Preferred Shares') or (y) 11,155 issued and outstanding shares of Series A-1 Increasing Rate Cumulative Convertible Preferred Shares of Acquiror (the 'Acquiror Series A-1 Preferred Shares'). The Acquiror Disclosure Letter (as defined below) sets forth a true, correct and complete list of all Acquiror Subsidiaries and the direct or indirect ownership interest of Acquiror in each of such Acquiror Subsidiaries. The shares or interests of each Acquiror Subsidiary owned by Acquiror are free and clear of Encumbrances and Acquiror has good title to such shares or interests. All of the issued and outstanding shares of beneficial interest of Acquiror have been duly authorized and are validly issued, fully paid and nonassessable and are free of preemptive rights, except that shareholders may be subject to further assessment with respect to claims for tort, contract, taxes, statutory liability and otherwise in some jurisdictions to the extent such claims are not satisfied by Acquiror. Acquiror has no outstanding bonds, debentures, notes, or other obligations the holders of which have the right to vote (or are convertible into or exercisable for securities having the right to vote) with the holders of Acquiror Common Shares on any matter. Except as set forth in the Disclosure Letter delivered by Acquiror to Target simultaneously with the execution and delivery of this Agreement (the 'Acquiror Disclosure Letter'; together with the Target Disclosure Letter, the 'Disclosure Letters'), Acquiror does not have and is not bound by, and at the Effective Time, will not have or be bound by, any outstanding subscriptions, options, warrants, calls, convertible securities, rights, or other Contracts of any character, to or by which Acquiror or Newco is a party or is bound, which, directly or indirectly, obligate Acquiror or Newco to issue, deliver, transfer or sell any shares of beneficial interest of Acquiror or any other equity or debt security of Acquiror except (i) Acquiror Common Shares issuable upon the conversion of the Acquiror Series A Preferred Shares or Acquiror Series A-1 Preferred Shares and (ii) Acquiror Common Shares issuable upon the exercise of stock options issued to employees and trustees pursuant to Acquiror's 1992 Employee Share Option Plan, 1992 Trustee Share Option Plan and the 1995 Management Incentive Plan or issued to Acquiror's trustees in lieu of payment of trustee fees. At the date hereof and on the Closing Date, all of the issued and outstanding shares of common stock of Newco are and will be owned by Acquiror.

     SECTION 4.03 AUTHORITY OF ACQUIROR AND NEWCO. Each of Acquiror and Newco has all requisite trust or corporate power and authority, as the case may be, to execute and deliver this Agreement and the Ancillary Documents to which it is a party, and needed to consummate the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents, and to take all other actions required to be taken by it pursuant to the provisions hereof and the Ancillary Documents. The execution, delivery and performance by each of Acquiror and Newco of this Agreement and the Ancillary Documents to which it is a party, the consummation by each of Acquiror and Newco of the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents, have been duly and validly authorized and approved by all requisite corporate action of Acquiror and Newco and no other corporate proceedings on the part of Acquiror or Newco are necessary to authorize the execution, delivery and performance of this Agreement or any of the Ancillary Documents, to consummate the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents. This Agreement and each of the Ancillary Documents to which Acquiror or Newco is a party have been duly and validly executed and delivered by Acquiror or Newco, as the case may be, and constitute valid and binding agreements of Acquiror or Newco, as the case may be, enforceable against Acquiror or Newco, as the case may be, in accordance with their respective terms, except as may be limited by bankruptcy and other laws affecting the enforceability of creditors' rights generally or laws governing the availability of specific performance or other equitable remedies, or restrictions of the enforcement of securities indemnification and contribution provisions imposed by public policy.

     The issuance by Acquiror of shares of Acquiror Series B Preferred Shares and Acquiror Series C Preferred Shares in connection with the Merger (i) will not be subject to preemptive rights or other preferential rights of any present or future stockholders of Acquiror, and (ii) will not result in a change in conversion rights in any of Acquiror's options, warrants or other securities.

     SECTION 4.04 CONSENTS AND APPROVALS; NO VIOLATIONS. Except as set forth in the Acquiror Disclosure Letter and for applicable requirements of the 1933 Act, the 1934 Act, state Blue Sky laws, the HSR Act, if any, the filing and recordation of the Delaware Merger Certificate and the Target Required Filings, no filing or registration with, and no consent, authorization, declaration or approval of, any Governmental Entity, or any third party, is necessary for the execution, delivery and performance by Acquiror or Newco of this Agreement or any of the Ancillary Documents or the consummation of the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents. Except as set forth in the Acquiror Disclosure Letter, neither the execution, delivery and performance by Acquiror or Newco of this Agreement or any of the Ancillary Documents nor the consummation by Acquiror or Newco of the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents will (i) constitute any violation or breach of any provision of the charter documents of Acquiror or Newco, or (ii) constitute any violation or breach of any provision of, or constitute a default (or an event which, with the giving of notice or the passage of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any Encumbrances upon any of the properties of the Company under, or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of any Acquiror Contract (as defined below), or any license, franchise, permit, concession, lease, Contract, or other instrument, or other obligation to which the Company is a party, or by which the Company or any of its properties is bound or affected, except with respect to clause (ii), for those which could not have an Acquiror Material Adverse Effect.

     SECTION 4.05 PUBLIC REPORTS. Acquiror has delivered or made available to Target true, correct and complete copies of (i) its Annual Report on Form 10-K for the year ended December 31, 1995, (ii) its Quarterly Report on Form 10-Q for the three months ended March 31, 1996, (iii) its Quarterly Report on Form 10-Q for the six months ended June 30, 1996, (iv) its Quarterly Report on Form 10-Q for the nine months ended September 30, 1996 and (v) those other registration statements, reports, proxy statements, information statements and other documents filed by Acquiror with the SEC that are listed in the Acquiror Disclosure Letter; in each case including all exhibits, amendments and supplements thereto and each of such documents is in the form (including exhibits, amendments and supplements thereto) filed with the SEC (collectively, the 'Acquiror SEC Reports'). Each of the Acquiror SEC Reports was filed with the SEC in a timely manner. The Acquiror SEC Reports constitute all registration statements, reports, proxy statements, information statements and other documents required to be filed by Acquiror since December 31, 1995 under the Securities Laws. As of their respective dates, the Acquiror SEC Reports (i) complied in all material respects with the applicable requirements of the Securities Laws and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. Since December 31, 1995, Acquiror has not received from the SEC any comments, or requests for additional information, with respect to any Acquiror SEC Report.

     SECTION 4.06 REAL PROPERTY; CONTRACTS AND LEASES RELATING TO REAL PROPERTY.

     (a) The Acquiror Disclosure Letter contains a true, correct and complete list by street address of all of the real estate properties owned by the Company. The Acquiror Disclosure Letter or the existing title reports and surveys with respect to the real estate properties owned by Acquiror listed in the Acquiror Disclosure Letter (the 'Existing Acquiror Title Documents') (in each case true, correct and complete copies of which Existing Acquiror Title Documents have been made available to Target) set forth any improvements thereon (including, without limitation, (i) the buildings and other structures and parking areas located thereon and (ii) any easements, rights of way, privileges and appurtenances thereto relating to such real estate properties). The real estate properties owned by the Company and improvements thereon (including, without limitation, (i) the buildings and other structures and parking areas located thereon and (ii) any easements, rights of way, privileges and appurtenances thereto relating to such real estate properties) are hereinafter referred to as the 'Acquiror Properties'. Except as set forth in the Acquiror Disclosure Letter or the Existing Acquiror Title Documents, the Company owns fee simple title to each of the Acquiror Properties, free and clear of Encumbrances, and the Acquiror Properties are not subject to any Property Restrictions except for (i) Property Restrictions imposed or promulgated by law or any Governmental Entity with respect to real property, including, without limitation, zoning regulations, that, individually or in the aggregate, do not materially and adversely affect the current use of the property or materially detract from the value of the property and (ii) Property Restrictions contained in leases to tenants at Acquiror Properties.


     (b) To Acquiror's knowledge, except as set forth in the Acquiror Disclosure Letter or in the Existing Acquiror Title Documents, the Company has (i) all certificates, permits or licenses from all Governmental Entities having jurisdiction over any or all of the Acquiror Properties and (ii) all agreements, easements and other rights, that are necessary to permit the lawful use and operation of the buildings and improvements on any and all of the Acquiror Properties or are necessary to permit the lawful use and operation of all driveways, roads and other means of egress and ingress to and from any and all of the Acquiror Properties (any such agreement, easement or other right referred to in this clause (ii) shall hereafter be referred to as an 'Acquiror REA Agreement') except, in the case of clauses (i) and (ii) of this paragraph, those the failure to obtain of which could not reasonably be expected to have an Acquiror Material Adverse Effect. Each Acquiror REA Agreement is in full force and effect, and there is no pending threat of modification or cancellation of any of same. The Company is not, and to Acquiror's knowledge no person has asserted, or is threatening to assert, that the Company is, in default under any Acquiror REA Agreement except for those which could not reasonably be expected to have an Acquiror Material Adverse Effect.

     (c) Except as set forth in the Acquiror Disclosure Letter or in the Existing Acquiror Title Documents, to Acquiror's knowledge, (i) the Acquiror Properties, and the size of, use of, occupancy of, improvements on, construction on, and access to, the Acquiror Properties (the 'Acquiror Property Uses'), are in compliance in all material respects with all Property Laws affecting all or any portion of all or any of the Acquiror Properties; (ii) the Acquiror Properties, and the Acquiror Property Uses, are not, and no person or Governmental Entity has asserted, or is threatening to assert, that the Acquiror Properties, or the Acquiror Property Uses, are, in violation of any Property Laws; (iii) there are no pending or threatened proceedings or actions that could reasonably be expected to in any manner materially and adversely affect the Acquiror Property Uses; (iv) no betterment assessments have been levied against, and no condemnation or rezoning proceedings, or proceedings requiring any public installations or improvements, are pending or threatened with respect to, any of the Acquiror Properties; and (v) all charges and fees for all certificates, permits, licenses and approvals referred to in this paragraph have been paid.

     (d) Except as set forth in the Acquiror Disclosure Letter, to Acquiror's knowledge, (i) there is no Acquiror Property with building systems not in working order; (ii) there is no physical damage to any Acquiror Property in excess of $10,000 for which there is no insurance in effect covering the full cost of the restoration, ordinary wear and tear excepted; (iii) there are no structural defects relating to any of the Acquiror Properties; and (iv) there is no current renovation or restoration or tenant improvements to any Acquiror Property the cost of which exceeds $10,000.

     (e) Acquiror has made available to Target true, correct and complete copies of (i) all loan or credit agreements, notes, debentures, bonds, mortgages, indentures and deeds of trust, and all amendments and supplements to all of the foregoing, (X) pursuant to which any indebtedness of the Company in excess of $100,000 is outstanding or may be incurred or is evidenced or (Y) which may result in or evidences total payments or liabilities to the Company in excess of

$100,000 and (ii) all joint venture, shareholder agreements, operating agreements, partnership agreements or similar Contracts to which the Company is a party (together with the Contracts referred to in clause (i) of this Section 4.06(e), as amended or supplemented, the 'Acquiror Contracts'). For purposes of this Section 4.06, 'indebtedness' shall mean, with respect to any person, without duplication, (i) all indebtedness of such person for borrowed money, whether secured or unsecured, (ii) all obligations of such person under conditional sale or title retention agreements relating to property purchased by such person, (iii) all capitalized lease obligations of such person, (iv) all obligations of such person under interest rate or currency hedging transactions (valued at the termination value thereof) and (v) all guarantees of such person of any indebtedness of any other person. The Acquiror Disclosure Letter contains a true, correct and complete list of the Acquiror Contracts. The Acquiror Contracts are valid, subsisting and in full force and effect with respect to the Company, and, to the Company's knowledge, with respect to the other parties to the Acquiror Contracts. The Company is not, and to Acquiror's knowledge no person has asserted, or is threatening to assert, that the Company is, in material default under any Acquiror Contract providing for payments in excess of $10,000 annually. No existing use of any of the Acquiror Properties constitutes, and to Acquiror's knowledge no person has asserted, or is threatening to assert, that any existing use of any of the Acquiror Properties constitutes, a conflict with any exclusive rights granted to any person under any of the Acquiror Contracts providing for payments in excess of $10,000 annually. To Acquiror's knowledge, no party to any of the Acquiror Contracts providing for payments in excess of $10,000 annually is in default under such Acquiror Contract. To Acquiror's knowledge, there does not exist any condition which, with the giving of notice or the passage of time or both, would cause such a violation or default under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any Encumbrances upon any of the Acquiror Properties under, or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of any Acquiror Contract providing for payments in excess of $10,000 annually, or any material license, franchise, permit or concession or other instrument, or other obligation to which the Company is a party, or by which the Company or any of the Acquiror Properties is bound or affected.

     SECTION 4.07 LEASES.

     (a) The Acquiror Disclosure Letter contains a true, correct and complete rent roll for all leases, licenses and tenancies, each as amended and supplemented ('Acquiror Leases') covering all or each portion of the Acquiror Properties (the 'Acquiror Rent Roll'). The Acquiror Rent Roll includes or describes for each Acquiror Lease, the name of the tenant, the space leased the current balances of security and other deposits, the current base rent the tenant is obligated to pay thereunder, and the amount of percentage rent most recently paid.

     (b) Except as set forth in the Acquiror Disclosure Letter, (i) to Acquiror's knowledge, each of the Acquiror Leases is valid and subsisting and in full force and effect; (ii) no tenant is controlled by, under common control with or controls the Company; (iii) the tenant under each of the Acquiror Leases is in actual possession of the leased premises; (iv) no tenant under any Acquiror Lease is in arrears for the payment of rent for any month preceding the month of the date of this Agreement or, to Acquiror's knowledge, otherwise in default of such tenant's lease obligations; (v) to Acquiror's knowledge, no tenant under any Acquiror Lease intends to vacate prior to the termination of its lease; (vi) there are no pending summary proceedings or other legal actions by Acquiror for eviction under any Acquiror Lease; (vii) all decorating, repairs, alterations, or other work required to be performed by the Company under the Acquiror Leases, or the costs to be reimbursed to any tenant under any Acquiror Lease, has been performed or, if required, reimbursed; (viii) no space subject to any Acquiror Lease is occupied rent free or at a rental rate reduced from the rates stated in the Acquiror Rent Roll; and (ix) none of the Acquiror Leases and none of the rents or other amounts payable thereunder have been assigned, pledged or encumbered, other than to lenders, as described in the Acquiror Disclosure Letter. Except as set forth in the Acquiror Disclosure Letter, the Company has not collected payment of rent (other than security deposits) accruing for a period which is more than one month beyond the date of collection. There are no material unsatisfied obligations wherein rent and/or other obligations of the tenant in other buildings or improvements have been assumed by the Company.

     SECTION 4.08 ENVIRONMENTAL MATTERS. Except as set forth in any of the environmental assessments or other environmental reports identified in the Acquiror Disclosure Letter and in the possession of the Company with respect to the Acquiror Properties (the 'Acquiror Environmental Reports'), true, correct and complete copies of which have been made available to Target:

     (a) the activities, operations and business carried out by the Company at or on the Acquiror Properties are and have been in compliance, in all material respects, with all applicable Environmental Laws;

     (b) no lien has been imposed on the Acquiror Properties by any federal, state or local Governmental Entity in connection with a violation of any Environmental Laws at or on the Acquiror Properties;

     (c) Acquiror has no knowledge (i) of any pending or threatened litigation or proceedings before any Governmental Entity in which any person or entity alleges the Company's violation or threatened violation of any Environmental

Laws or (ii) that any Governmental Entity has determined that the Company is in violation of any Environmental Laws in connection with the Acquiror Properties; and

     (d) to Acquiror's knowledge, no Hazardous Materials have been treated, stored or disposed of, or otherwise deposited in or on the Acquiror Properties, including, without limitation, the surface waters and subsurface waters of the Acquiror Properties; no spills, releases, discharges, or disposals of Hazardous Materials have occurred or are presently occurring on or from any of the Acquiror Properties, in violation of any Environmental Law; there are no substances or conditions in or on the Acquiror Properties or any other parcels of land which may affect the Acquiror Properties or the use thereof or which may support a claim or cause of action under any Environmental Law. To Acquiror's knowledge, except as set forth in the Acquiror Disclosure Letter, there are no underground tanks at the Acquiror Properties and no part of the Acquiror Properties lies in a flood plain or constitutes 'wet-lands.' Acquiror is not aware of any inaccuracies in the Acquiror Environmental Reports. For purposes of this Section, Hazardous Materials shall not include substances sold or used by tenants under the Acquiror Leases provided such use or sale is in the ordinary course of such tenant's business and is in compliance with all applicable laws, rules or regulations.

     SECTION 4.09 INSURANCE. True and complete copies of insurance policies carried by the Company or pursuant to which the Acquiror Properties are insured have been made available to Target, all of such policies are in full force and effect as of the date hereof, all premiums due and payable in respect of such policies have been paid, and, except as set forth in the Acquiror Disclosure Letter, no claims have been made against any such policies as of the date hereof. The Company has not received any written notice from any insurance company which has issued a policy with respect to the Acquiror Properties or from any board of fire underwriters (or other body exercising similar functions) (i) claiming any defects or deficiencies which have not been cured or corrected, (ii) requesting the performance of any repairs, alterations or other work which have not been performed, or (iii) stating, in effect, that any of such policies will not be renewed or will be renewed at a higher premium than is presently payable therefor.

     SECTION 4.10 ABSENCE OF CERTAIN CHANGES. Except as disclosed in the Acquiror SEC Reports, since September 30, 1996, (i) the Company has not suffered a Acquiror Material Adverse Effect, or entered into any transaction or conducted its business or operations other than in the ordinary course of the Company's business and other than in connection with Acquiror's exploration of alternatives leading to the execution of this Agreement and (ii) Acquiror has made no change in its accounting principles, practices or methods.

     SECTION 4.11 NO UNDISCLOSED LIABILITIES. Except as and to the extent set forth or disclosed in the Acquiror Disclosure Letter, the Acquiror SEC Reports or in this Agreement, (i) at September 30, 1996, the Company did not have any liabilities (whether absolute, accrued, asserted or unasserted, contingent or otherwise), required by GAAP, consistently applied, to be reflected on a balance sheet of Acquiror, in excess of $50,000 in the aggregate, that were not reflected on Acquiror's September 30, 1996 balance sheet and (ii) since September 30, 1996, the Company has not incurred any liabilities (whether absolute, accrued, asserted or unasserted, contingent or otherwise) which are required by GAAP, consistently applied, to be reflected on a balance sheet of Acquiror, except liabilities incurred in the ordinary course of the Company's business.

     SECTION 4.12 LITIGATION. There are (i) no continuing orders, injunctions, judgements or decrees of any court, arbitrator or other Governmental Entity, to which the Company is a party or by which any of the Acquiror Properties are bound or, to Acquiror's knowledge, to which any of Acquiror's directors, officers, employees or agents (in each case, in his capacity as such) is a party or by which any of the Company's properties or assets are bound, that could reasonably be expected to have a Acquiror Material Adverse Effect or prevent or delay the consummation of Merger and the other transactions contemplated by this Agreement and the Ancillary Documents and (ii) there are no actions, suits or proceedings pending (or to Acquiror's knowledge, threatened), at law or in equity, against the Company or, to Acquiror's knowledge, against any of Acquiror's or any Acquiror Subsidiary's directors, officers, employees or agents in their capacities as such, that seek equitable relief or claim damages in excess of $10,000, or that could reasonably be expected to have a Acquiror Material Adverse Effect or prevent or delay the consummation of the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents.

     SECTION 4.13 COMPLIANCE WITH APPLICABLE LAW. To Acquiror's knowledge, the Company is not in violation of any order of any Governmental Entity, or any law, ordinance, governmental rule or regulation to which the Company or any of the Acquiror Properties is subject, where such violation or violations could reasonably be expected to have a Acquiror Material Adverse Effect. The Company has obtained all licenses, permits and other authorizations and has taken all actions required by applicable law or governmental regulations in connection with its business as now conducted, where the failure to obtain any such item or items or to take any such action could reasonably be expected to have a Acquiror Material Adverse Effect. Without limiting the generality of the foregoing, to Acquiror's knowledge neither the Company nor (i) any consultant or employee or
(ii) any person who is or was an officer, director or Affiliate of the Company, has, directly or indirectly, made, promised to make, or authorized the making of, an offer, payment or gift of money or anything of value to any government official, political party or employee, agent or fiduciary of a customer, to obtain a Contract for or to influence a decision in favor of the Company where such offer, payment or gift was or would be, if made, in violation of any applicable law, ordinance, governmental rule or regulation, nor have any of them maintained for this purpose cash or anything of value, in an account or otherwise, not properly and accurately accounted for on the books and records of Acquiror.

     SECTION 4.14 TAXES. Acquiror and each Acquiror Subsidiary has timely filed all federal, state, local and foreign tax returns required to be filed by it through the date hereof and such returns are complete, accurate and comply with all applicable law in all material respects. True, correct and complete copies of all federal, state, local and foreign tax returns filed by Acquiror and each Acquiror Subsidiary and all communications relating thereto have been delivered or made available to Target. Neither Acquiror nor any Acquiror Subsidiary has executed or filed with any tax authority any Contract now in effect extending the period for assessment or collection of any income or other Taxes, and no extension of time with respect to any date on which a tax return was or is to be filed by Acquiror or any Acquiror Subsidiary is in force. Except as set forth in the Acquiror Disclosure Letter, neither Acquiror nor any Acquiror Subsidiary is a party to any action or proceeding for assessment or collection of Taxes, and no claim for assessment or collection of Taxes has been asserted or threatened against Acquiror or any Acquiror Subsidiary. There is no dispute or claim concerning any tax liability of Acquiror or any Acquiror Subsidiary claimed by any tax authority. To the Company's knowledge, no claim has ever been made by a tax authority in a jurisdiction where Acquiror or any Acquiror Subsidiary does not file tax returns that Acquiror or any Acquiror Subsidiary is or may be subject to taxation in such jurisdiction. There are no security interests on any of the Acquiror Properties that arose in connection with any failure (or alleged failure) of Acquiror or any Acquiror Subsidiary to pay Taxes. Acquiror and each Acquiror Subsidiary has never entered into a closing agreement pursuant to Section 7121 of the Code.

     Acquiror and each Acquiror Subsidiary has timely paid or caused to be paid all Taxes (i) shown as due on its returns, (ii) which have become due and payable pursuant to any assessment, deficiency notice, 30-day letter or other notice received by Acquiror or such Acquiror Subsidiary, or (iii) are otherwise due and payable. Acquiror and each Acquiror Subsidiary has properly accrued all Taxes for all periods subsequent to the periods covered by such returns. Except as set forth in the Acquiror Disclosure Letter, Acquiror and each Acquiror Subsidiary has withheld from employees and paid over to the appropriate taxing authority all income, social security, and other payroll Taxes required to be withheld and paid over.

     Acquiror has (i) elected to be taxed as a REIT within the meaning of the Code and has qualified as a REIT for 1995, and has complied with all applicable laws, rules and regulations, including, without limitation, the Code, relating to, its REIT status in 1995, (ii) has operated and intends to continue to operate, in such a manner as to qualify as a REIT for 1996, and (iii) has not taken or omitted to take any action which could result in, and the executive officers of Acquiror have not received written notice of and have no actual knowledge of, a challenge to its status as a REIT. Acquiror represents that Newco and each of the other Acquiror Subsidiaries are qualified REIT subsidiaries as defined in Section 856(i)(2) of the Code.

     SECTION 4.15 FINANCIAL STATEMENTS AND CONDITION. The financial statements included in the Acquiror SEC Reports (the 'Acquiror Financial Statements') present fairly, in all material respects, the Company's financial position and results of operations at the dates and for the periods reflected therein, all in conformity with GAAP applied on a consistent basis, except as otherwise noted therein and for normal audit and accrual adjustments.

     SECTION 4.16 NEWCO. Newco was formed solely for the purpose of engaging in the transactions hereby contemplated, 100% of Newco's outstanding stock is, has been and will be owned by Acquiror at all times during the period of Newco's existence, and Newco has engaged in no other business activities and has conducted its operations only as hereby contemplated.

     SECTION 4.17 BROKERS OR FINDERS. Except as set forth in the Acquiror Disclosure Letter, Acquiror has not entered into any Contract with any agent, broker, investment banker, financial advisor or other firm or person which may result in the obligation of Target, Acquiror or Newco to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents. Except as set forth in the Acquiror Disclosure Letter, to Acquiror's knowledge, no claim for payment of any finder's fees, brokerage or agent's commissions or other like payments has been asserted in connection with the negotiations leading to this Agreement or the consummation of the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents.

     SECTION 4.18 OTHER INTERESTS. Except as set forth in the Acquiror Disclosure Letter, neither the Acquiror nor any Acquiror Subsidiary owns, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust, or entity. With respect to such interests, the Acquiror or Acquiror Subsidiary is a partner or shareholder in good standing, owns such interests free and clear of all Encumbrances, is not in breach of any provision of any Contract governing the Acquiror's or Acquiror Subsidiary's rights, as the case may be, in or to the interests owned or held, all of which Contracts are set forth in the Acquiror Disclosure Letter, are unmodified as described thereon, and are in full force and effect and, to Acquiror's knowledge, the other parties to such Contracts are not in breach of any of their respective obligations under such Contracts.

     SECTION 4.19 DISCLOSURE. The representations and warranties of Acquiror and Newco in this Agreement do not contain any untrue statement of a material fact.

     SECTION 4.20 EMPLOYEE BENEFIT PLANS. All employee benefits plans (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ('ERISA')) and other benefit arrangements covering employees of the Company (the 'Company Benefit Plans') are listed in the Acquiror Disclosure Letter. Acquiror has delivered or made available to Target true, correct and complete copies of the Company Benefit Plans. To the extend applicable, the Company Benefit Plans have been administered in all material respects in accordance with their terms and comply, in all material respects, with the applicable requirements of ERISA and the Code. Any Company Benefit plan intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service (the 'IRS') or a determination letter request has been filed with the IRS with respect to any such plan and is still pending. No Company Benefit Plan is covered by Title IV of ERISA or Section 412 of the Code. Neither any Company Benefit Plan nor the Company has incurred any liability or penalty under Section 4975 of the Code or
Section 502(i) of ERISA. There are no pending or anticipated claims against or otherwise involving any of the Company Benefit Plans and no suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Company Benefit Plan activities) has been brought against or with respect to any such Company Benefit Plan. All material contributions required to be made as of the date hereof to the Company Benefit Plans have been made or provided for. The Company has no unfunded liabilities under any Company Benefit Plan, except as set forth in the Acquiror Disclosure Letter. Neither the Company nor any entity under common control with the Company within the meaning of ERISA Section 4001 has contributed to, or been required to contribute to, any multiemployer plan (as defined in Sections 3(37) and 4001(a)(3) of ERISA). Except as otherwise required by Sections 601 through 608 of ERISA, Section 4980B of the Code and applicable state laws, the Company does not maintain or contribute to any plan or arrangement which provides or has any liability to provide life insurance, medical or other employee welfare benefits to any employee or former employee upon his retirement or termination of employment and the Company has never represented, promised or contracted (whether in oral or written form) to any employee or former employee that such benefits would be provided. Except as disclosed in the Acquiror Disclosure Letter, the execution and delivery of this Agreement, and the consummation of the transactions contemplated by this Agreement and the Ancillary Documents, will not constitute an event under any Company Benefit Plan that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligations to fund benefits with respect to any employee, director or consultant of the Company.

     SECTION 4.21 LABOR MATTERS. The Company is not a party to, or bound by, any collective bargaining agreement or other Contract with a labor union or labor union organization. There is no unfair labor practice or labor arbitration proceeding pending or, to Acquiror's knowledge, threatened, against the Company relating to its business. To Acquiror's knowledge, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of the Company.

     SECTION 4.22 RELATED PARTY TRANSACTIONS. Except as set forth in the Acquiror Disclosure Letter, the Company has no arrangements, agreements or Contracts with (i) any consultant or employee, (ii) any person who is an officer, director or affiliate of Acquiror or any Acquiror Subsidiary, any relative of any of the foregoing or any entity of which any of the foregoing is an affiliate or (iii) to Acquiror's knowledge, any person who owns more than 5% of the outstanding Acquiror Common Shares (collectively, 'Acquiror Affiliate Contracts'). Acquiror has delivered or made available to Target true, correct and complete copies of all Acquiror Affiliate Contracts.

     SECTION 4.23 BOOKS AND RECORDS.

     (a) The books of account and other financial records of Acquiror (i) accurately reflect in all material respects the financial transactions and business of the Company in accordance with GAAP, and (ii) are consistent in all material respects with the financial statements included in the Acquiror SEC Reports.

     (b) The minute books and other records of Acquiror have been made available to Target, contain in all material respects accurate records of all meetings and accurately reflect in all material respects all other corporate action taken at such meeting or by unanimous consent of the shareholders and trustees and all committees of the Board of Trustees of Acquiror.

     SECTION 4.24 NO REPRESENTATION OR WARRANTY. Except as set forth in this Agreement, Acquiror makes no representation or warranty as to the present or former condition or uses of the Acquiror Properties. Target expressly waives any claim whatsoever, except for breach of representation or warranty contained herein, relating to or arising from the physical condition of the Acquiror Properties, including, without limitation, claims arising from the presence of any Hazardous Materials on, at or beneath the Acquiror Properties or otherwise arising under any Environmental Law, whether now or hereinafter in force. Acquiror is not liable or bound in any manner by expressed or implied warranties, guaranties or representations pertaining to the Acquiror Properties or the Acquiror Leases made or furnished by any real estate broker, investment banker, agent, attorney, employee, servant or other person representing or purporting to represent Acquiror, unless the same are specifically set forth herein.

                                   ARTICLE V

                                   COVENANTS

     SECTION 5.01 TARGET PRE-CLOSING OBLIGATIONS.

     (a) Except as expressly contemplated by this Agreement or as set forth in the Target Disclosure Letter, during the period from the date of this Agreement and continuing until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, Target will carry on its business in its usual, regular and ordinary course, in substantially the same manner as heretofore conducted, and use its reasonable efforts to preserve intact its present business organizations and good will and keep available the services of its present officers and employees.

     (b) Except as expressly contemplated by this Agreement or as set forth in the Target Disclosure Letter, during the period from the date of this Agreement and continuing until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, Target shall not, unless Acquiror otherwise has consented in writing:

          (i) (A) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any Target Common Stock or Target Preferred Stock, except that Target shall be allowed to make dividend payments on the Target Preferred Stock as are required pursuant to the terms of Target's Certificate of Incorporation, as amended, (B) split, reverse share split, stock dividend, combine or reclassify any of its capital stock or Issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, (C) redeem, purchase or otherwise acquire any of its capital stock (except, with respect to the Target Preferred Stock, as expressly required by the terms of the Target Preferred Stock plus up to an aggregate of $270,000 of optional redemptions of the Target Preferred Stock) by or (D) amend the terms of any of its securities, or propose to do any of the foregoing except as expressly permitted hereby;

          (ii) authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities (including, without limitation, indebtedness having the right to vote) or equity equivalents (including, without limitation, stock appreciation rights) or amend in any material respect any of the terms of any such securities or Contracts outstanding on the date hereof except as expressly permitted hereby;

          (iii) amend or propose to amend its Certificate of Incorporation or By-laws;

         (iv) incur any, indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants, options or rights to acquire any debt securities of Target or guarantee (or become liable for) any debt of others or make any loans, advances or capital contributions to, or any investments in, any other person, or make, create or grant any mortgage, pledge or otherwise Encumber any assets or suffer any material Encumbrance thereupon, except for the refinancing of indebtedness for borrowed money which becomes due and payable between the date hereof through the Closing Date which shall be in all respects reasonably acceptable to Acquiror;

          (v) (A) prepay any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) or (B) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) other than the payment, discharge or satisfaction, in the ordinary course of operating the Target Properties in substantially the same manner as heretofore conducted, or in accordance with their terms, of claims, liabilities or obligations reflected or reserved against in, or contemplated by, the Target Financial Statements;

          (vi) change any of the accounting principles or practices used by it in the preparation of any of Target's financial statements or make any tax elections;

          (vii) (A) increase any compensation or enter into or amend any employment Contract with any of its present or future officers or directors, or (B) adopt any new employee benefit plan (including, without limitation, any stock option, stock benefit or stock purchase plan) or amend any existing employee benefit plan in any material respect;

          (viii) acquire, enter into an option to acquire or exercise an option or Contract to acquire additional real property, incur additional indebtedness, encumber assets or commence construction of, or enter into any Contract to develop or construct, or other real estate projects.

          (ix) sell, lease in its entirety or otherwise dispose of (A) any Target Properties or (B) except in the ordinary course of operating the Target Properties, any of its other assets;

          (x) enter into any Contract, borrowing, capital expenditure or transaction which may result in total payments or liability by or to it in excess of $10,000;

          (xi) enter into any Affiliate Contract or any other Contract, borrowing, capital expenditure or transaction with (i) any consultant or employee, (ii) any person who is an officer, director or affiliate of Target, any relative of any of the foregoing or any entity of which any of the foregoing is an affiliate or (iii) to Target's knowledge, any person who owns 5% or more of the outstanding Target Common Stock;

          (xii) enter into any additional, or renew (except as may be required pursuant to the terms of an existing Target Lease or other agreement listed in the Target Disclosure Letter), amend or otherwise modify any existing, Target Leases, except with Acquiror's prior written consent which shall not be unreasonably withheld or delayed; provided, that Acquiror shall be deemed to have granted such consent if it fails to notify Target of its grant or withholding of such consent within five business days after its receipt of a written request therefor; or

          (xiii) (A) agree to take any of the foregoing actions or (B) take or agree to take any action that is reasonably likely to result in any of Target's representations or warranties contained in this Agreement, the Ancillary Documents, or in the certificates and other documents delivered pursuant hereto or thereto being untrue, or result in any of the conditions to the Merger set forth in Article VI not being satisfied in any material respect.

     (c) During the period from the date of this Agreement and continuing until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, Target shall:

          (i) confer on a regular basis with one or more representatives of Acquiror to report on material operational matters and any proposals to engage in material transactions;

          (ii) promptly notify Acquiror of any material change in the Target Properties, or in Target's condition (financial or otherwise), business, properties, assets, liabilities or the normal course of Target's business or in the operation of its properties, any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the material breach of any of Target's representations or warranties contained in this Agreement, the Ancillary Documents, or in the certificates and other documents delivered pursuant hereto or thereto (other than a representation or warranty qualified by reference to materiality or a Target Material Adverse Effect), or the breach of any of Target's representations or warranties contained in this Agreement, the Ancillary Documents, or in the certificates and other documents delivered pursuant hereto or thereto qualified by reference to materiality or a Target Material Adverse Effect;

          (iii) deliver to Acquiror draft copies in substantially final form of any report, statement or schedule to be filed with the SEC subsequent to the date of this Agreement at least two business days prior to the filing thereof;

          (iv) (A) make dividend payments on the Target Preferred Stock required to be made pursuant to the terms of Target's Certificate of Incorporation, as amended, (B) pay all accrued and unpaid dividends on the Target Preferred Stock pursuant to the terms of the Target Preferred Stock and (C) redeem such amount of Target Preferred Stock so that the applicable rate of interest used to determine dividends payable pursuant to the terms of the Target Preferred Stock shall be 8% from the date hereof through and including the Closing Date;

          (v) deliver to Acquiror within ten days after the end of each month current Target Rent Rolls, together with a detailed aging report of all receivables;

          (vi) use reasonable efforts to obtain the Target Directors' and Officers' Liability Insurance Policy; and

          (vii) pay in full or otherwise satisfy and discharge all obligations under the Target Affiliate Contracts that are due.

     SECTION 5.02 ACQUIROR PRE-CLOSING OBLIGATIONS.

     (a) Except as expressly contemplated by this Agreement or as set forth in the Acquiror Disclosure Letter, during the period from the date of this Agreement and continuing until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, Acquiror and the Acquiror subsidiaries will each carry on their respective businesses (which includes the acquisition and disposition of assets and properties) in its usual, regular and ordinary course, in substantially the same manner as heretofore conducted, and use their reasonable efforts to preserve intact their present business organizations and goodwill and keep available the services of their present officers and employees.

     (b) Except as expressly contemplated by this Agreement or as set forth in the Acquiror Disclosure Letter, during the period from the date of this Agreement and continuing until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, Acquiror shall not, unless Target otherwise has consented in writing:

          (i) except pursuant to the exercise of options, warrants, conversion rights and other contractual rights existing on the date hereof and disclosed pursuant to this Agreement, effect any share split, reverse share split, share dividend, recapitalization or other similar transaction;

          (ii) declare, set aside or pay any dividend or make any other distribution or payment with respect to any shares of beneficial interest, except for a dividend not to exceed $0.50 per share of Acquiror Common Shares for each calendar quarter ending during the period from the date hereof through the Closing Date, and dividends on Acquiror Series A Preferred Shares or Acquiror Series A-1 Preferred Shares in accordance with their terms;

          (iii) issue any Acquiror Common Shares or Acquiror Common Share Equivalents except: (A) such Acquiror Common Shares as are issued upon conversion of any shares of beneficial interest that by their terms are convertible into Acquiror Common Shares, and that (1) are outstanding on the date hereof or (2) have been issued after the date hereof and prior to the Closing Date to the extent not prohibited by the terms of this Section 5.02(b)(iii); (B) such Acquiror Common Shares as are issued pursuant to any dividend reinvestment plan or stock purchase plan available to all holders of Acquiror Common Shares; (C) such Acquiror Common Shares or Acquiror Common Share Equivalents as are issued in any public offering for an amount per Acquiror Common Share or Acquiror Common Share Equivalent (including any amount payable on exercise of a Acquiror Common Share Equivalent) equal to at least 92% or more of the closing price per share on the New York Stock Exchange, Inc. ('NYSE') of the Acquiror Common Shares on the last trading day immediately preceding the issue date, less any underwriting discounts and commissions; (D) the issuance of preferred shares or any other equity security of Acquiror (other than Acquiror Common Shares or Acquiror Common Share Equivalents) in any public offering for fair value; (E) such Acquiror Common Shares or Acquiror Common Share Equivalents as are issued for fair market value in connection with the acquisition of assets or properties from any person or entity that is not affiliated with Acquiror prior to such acquisition; (F) Acquiror Series A-1 Preferred Shares in connection with Acquiror's exchange of issued and outstanding Acquiror Series A Preferred Shares for Acquiror Series A-1 Preferred Shares; and (F) additional Acquiror Common Shares, and additional Acquiror Common Share Equivalents, issued to Affiliates of Acquiror provided that such additional Acquiror Common Shares and the Acquiror Common Shares into which such Acquiror Common Share Equivalents may be exercised or converted do not exceed, in the aggregate, 250,000 Acquiror Common Shares, including, without limitation, (1) Acquiror Common Shares issued to directors, officers, employees, or trustees of Acquiror or any Acquiror Subsidiary and (2) Acquiror Common Shares or Acquiror Common Share Equivalents issued pursuant to stock option, stock purchase, performance or other remuneration plans adopted by the Board of Trustees of Acquiror from time to time (including, without limitation, Acquiror's 1992 Employee Share Option Plan, 1992 Trustee Share Option Plan and 1995 Management Incentive Plan, and any Acquiror Common Shares issued to employees of Acquiror in lieu of bonuses or to trustees of Acquiror in lieu of trustee's fees). 'Acquiror Common Share Equivalent' shall mean any evidence of indebtedness, shares of beneficial interest or other securities which are or may be convertible into or exchangeable for Acquiror Common Shares ('Acquiror Convertible Securities'), or any warrant, option or other right to subscribe for any Acquiror Convertible Securities or for any Acquiror Common Shares; or

          (iv) agree to take any of the foregoing actions or take or agree to take any action that is reasonably likely to result in any of Acquiror's representations or warranties contained in this Agreement, the Ancillary Documents, or in the certificates and other documents delivered pursuant hereto or thereto being untrue or result in any of the conditions to the Merger set forth in Article VII not being satisfied in any material respect.

     (c) During the period from the date of this Agreement and continuing until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, Acquiror shall:

          (i) confer on a regular basis with one or more representatives of Target to report on material transactions;

          (ii) promptly notify Target of any material change in the condition

     (financial or otherwise), business, properties, assets, liabilities, prospects or the normal course of the Company's business or in the operation of its properties, any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the material breach of any representation or warranty (other than a representation or warranty qualified by reference to materiality or an Acquiror Material Adverse Effect), or the breach of any of Acquiror's or Newco's representations or warranties contained in this Agreement, the Ancillary Documents, or in the certificates and other documents delivered pursuant hereto or thereto qualified by reference to materiality or an Acquiror Material Adverse Effect; and

          (iii) deliver to Target true and correct copies of any report, statement or schedule filed with the SEC subsequent to the date of this Agreement promptly after the filing thereof.

     SECTION 5.03 HART-SCOTT-RODINO AND OTHER FILINGS. Subject to the terms and conditions herein provided, Target and Acquiror shall: (i) to the extent required, promptly make their respective filings and thereafter make any other required submissions under the HSR Act with respect to the Merger; (ii) use all reasonable efforts to cooperate with one another in (x) determining which filings are required to be made prior to the Effective Time with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Effective Time from, governmental or regulatory authorities of the United States, the several states and local and foreign jurisdictions in connection with the execution, delivery and performance of this Agreement and the consummation of the Merger and the other transactions contemplated hereby and thereby and (y) timely making all such filings and timely seeking all such consents, approvals, permits or authorizations; (iii) use all reasonable efforts to obtain in writing any consents required from third parties in form and substance reasonably satisfactory to Target and Acquiror necessary to consummate the Merger and the other transactions contemplated hereby and thereby; and (iv) use all reasonable efforts to take, or cause to be taken, all other action and do, or cause to be done, all other things necessary, proper or appropriate to consummate the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers and directors of Target and Acquiror shall take all such necessary action.

     SECTION 5.04 TITLE INSURANCE. Target shall cause a person or entity acceptable to the Title Company (as defined below) that shall own of record upon consummation of the Merger Acquiror Series B Preferred Shares having a liquidation preference of at least $1,000,000, to deliver such affidavits, indemnities and/or financial statements as shall have been agreed upon between Target and the title company or companies chosen by Acquiror (collectively, the 'Title Company') prior to the date hereof so as to enable the Title Company to issue the title insurance policies required by Section 6.20.

     SECTION 5.05 NO SOLICITATIONS.  Target will immediately cease any existing discussions or negotiations with any third parties conducted prior to the date hereof with respect to any merger, business combination, sale of any Target Properties, or, except as permitted by Section 5.01(b)(ix), sale of any other assets of Target, sale of shares of capital stock by Target or similar transaction involving such party or any of its subsidiaries or divisions (a 'Target Acquisition Transaction'). Neither Target, nor its directors, officers, partners, employees, bankers, attorneys or other advisors or representatives shall, directly or indirectly, solicit, initiate or encourage any person or entity concerning any Target Acquisition Transaction (other than the transactions contemplated by this Agreement and the Ancillary Agreements); provided, however, that (i) nothing in this Agreement shall preclude Target's Board of Directors, pursuant to its fiduciary duties as determined by Target's Board of Directors after consultation with Rosenman & Colin LLP or another nationally-recognized law firm, from entering into, or causing Target's officers, representatives, agents or affiliates from entering into, negotiations with or furnishing information to a third party which has initiated contact with Target without any solicitation, initiation or encouragement in violation of this Section, from passing on to Target Stockholders information regarding any such third party proposal or inquiry consistent with such fiduciary duties, or otherwise fulfilling such fiduciary duties, and (ii) Target may participate in negotiations with or furnish information to a third party which (without any solicitation, initiation or encouragement from Target) has initiated contact with Target with respect to a Target Acquisition Transaction consistent with the fiduciary obligations of its Board of Directors. Target shall promptly advise Acquiror of the receipt of any written offer for an Target Acquisition Transaction, including, without limitation, the terms thereof, and, in the event Target receives such a written offer, nothing contained in this Agreement shall prevent Target's Board of Directors from approving such proposal or recommending such Target Acquisition Transaction to Target's Stockholders if Target's Board of Directors determines in good faith that failure to take such action would not be consistent with, or would result in a breach of, its fiduciary duties as determined by Target's Board of Directors after consultation with Rosenman & Colin LLP or another nationally-recognized law firm, and in such case the Board of Directors of Target may amend, withhold or withdraw its recommendation regarding the Merger. In the event that Target is prepared to accept another proposal for a Target Acquisition Transaction, Target shall notify Acquiror at least 48 hours prior to terminating this Agreement and entering into a definitive agreement with respect to such other proposal, unless Target receives an opinion of counsel that compliance with its obligation to give 48 hours' notice as required pursuant to this Agreement would not be consistent with, or would constitute a breach of, the fiduciary duties of Target's Board of Directors. Nothing in this Agreement shall prevent Target or its Board of Directors from complying with the provisions of the 1934 Act and the rules and regulations thereunder.

     SECTION 5.06 ACCESS TO INFORMATION.

     (a) Upon reasonable notice and subject to restrictions contained in confidentiality Contracts listed in the Target Disclosure Letter to which it is subject (from which it shall use reasonable efforts to be released), Target shall afford to the officers, employees, accountants, counsel and other representatives of Acquiror ('Acquiror Representatives'), reasonable access, during normal business hours during the period prior to the Effective Time, to all its properties, books, Contracts and records and, during such period, Target shall furnish promptly to Acquiror all information concerning Target, its business, properties and personnel as Acquiror may reasonably request. Acquiror Representatives shall be permitted to make copies of and extracts from, the accounts, minute books, other records, books of account, other books, deeds, leases, title documents, insurance policies, Contracts, tax returns, records and files of Target, and such other information relating to Target, and its business, properties and personnel as Acquiror shall reasonably request.

     (b) Upon reasonable notice and subject to restrictions contained in confidentiality Contracts to which it is subject (from which it shall use reasonable efforts to be released), Acquiror shall (and shall cause each of the Acquiror Subsidiaries to) afford to the officers, employees, accountants, counsel and other representatives of Target ('Target Representatives'), reasonable access, during normal business hours during the period prior to the Effective Time, to all its properties, books, Contracts, and records and, during such period, Acquiror shall (and shall cause each of the Acquiror Subsidiaries to) furnish promptly to Target all information concerning its business, properties and personnel as Target may reasonably request. Target Representatives shall be permitted to make copies of and extracts from, the accounts, minute books, other records, books of account, other books, deeds, leases, title documents, insurance policies, Contracts, tax returns, records and files of Acquiror, and such other information relating to Acquiror, and its business, properties and personnel as Target shall reasonably request.

     SECTION 5.07 TARGET STOCKHOLDER MEETING. Target will take all action necessary in accordance with Delaware law, Target's Certificate of Incorporation, as amended, and its By-laws, to convene a special meeting of the Target Stockholders (the 'Target Stockholders Meeting') as promptly as practicable following effectiveness of the registration statement on Form S-4 (the 'S-4'), or other appropriate registration statement, of Acquiror and the clearance by the SEC of the proxy statement (which will be included in the S-4 or other registration statement) relating to the Target Stockholders Meeting (the 'Target Proxy Statement') to consider and vote upon the approval of this Agreement, the Merger and the transactions contemplated by this Agreement and the Ancillary Documents. Target's Board of Directors shall, subject to its good faith judgment as to its fiduciary obligations to Target's stockholders imposed by law, recommend that the Target Stockholders vote in favor of this Agreement, the Merger and the transactions hereby contemplated and cause Target to take all lawful actions to solicit from the Target Stockholders proxies in favor of such approval.

     SECTION 5.08 TARGET PROXY STATEMENT.

     (a) Target shall prepare (and Acquiror shall assist where reasonable and appropriate), as promptly as practicable upon execution of this Agreement, the Target Proxy Statement and a form of proxy for use at the Target Stockholders Meeting relating to the vote of the Target Stockholders with respect to this Agreement, the Merger and the transactions hereby contemplated (together with any amendments or supplements thereto, in each case in the form or forms mailed to the Target Stockholders). Target shall cause the Target Proxy Statement to be mailed to Target Stockholders at the earliest possible date. Acquiror and Newco shall promptly furnish to Target such information regarding each of Acquiror and Newco and their respective officers and directors as may be reasonably requested by Target for inclusion in the Target Proxy Statement as required by any law or by the SEC.

     (b) Target covenants that none of the information concerning Target or any of its affiliates, directors, officers, employees, agents or representatives in the Target Proxy Statement (including, without limitation, such information contained in the Target Proxy Statement as is based on Target's representations and warranties herein) will, at the time the Registration Statement or any amendment or supplement thereto is filed with the SEC or becomes effective and at the time of mailing of the Target Proxy Statement or any amendment or supplement thereto to the Target Stockholders, not contain any untrue statement of any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Target covenants that the Target Proxy Statement shall comply in all material respects with the applicable provisions of the 1934 Act and the rules and regulations thereunder, except that no covenant is made by Target with respect to statements made therein based on information supplied by Acquiror or Newco or any of their affiliates, directors, officers, employees, agents or representatives in writing for inclusion or incorporation by reference therein or based upon Acquiror's or Newco's representations or warranties made herein or in any Ancillary Documents or with respect to omitted information regarding Acquiror or Newco so required to be included in the Target Proxy Statement.

     (c) Acquiror covenants that none of the information supplied or to be supplied in writing by Acquiror or Newco or any of its affiliates, directors, officers, employees, agents or representatives for inclusion or incorporation by reference in the Target Proxy Statement (including, without limitation, such information contained in the Target Proxy Statement as is based on Acquiror's and Newco's representations and warranties herein) will, at the time the Registration Statement or any amendment or supplement thereto is filed with the SEC or becomes effective and at the time of mailing of the Target Proxy Statement or any amendment or supplement thereto to the Target Stockholders, not contain any untrue statement of any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     SECTION 5.09 REGISTRATION STATEMENT.

     (a) Acquiror shall register under the 1933 Act the Acquiror Series B Preferred Shares to be issued in the Merger and the Acquiror Common Shares to be issued upon the conversion of shares of Acquiror Series B Preferred Shares on a registration statement on Form S-4 or another appropriate registration statement (the 'Acquiror Registration Statement') (which shall contain the Target Proxy Statement) and shall keep such registration effective thereafter through the third anniversary of the Closing Date. As promptly as practicable after the date of this Agreement, Acquiror shall prepare, with the assistance of Target, as appropriate, and file with the SEC the Acquiror Registration Statement together with the prospectus to be included therein (the 'Prospectus') and the Target Proxy Statement included therein, and any other documents required by the 1933 Act or the 1934 Act in connection with the Merger. Each of Acquiror and Target shall use reasonable efforts to respond promptly to any comments of the SEC and to have the Acquiror Registration Statement declared effective under the 1933 Act as promptly as practicable after such filing. Acquiror shall use its reasonable efforts to obtain, prior to the Effective Time, all necessary state securities or 'blue sky' permits or approvals required to consummate the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents.

     Target shall promptly furnish to Acquiror all information concerning Target and the Target Stockholders as may be reasonably required in connection with any action contemplated by this Section 5.09. Each of Acquiror and Target will notify the other promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the Acquiror Registration Statement or the Prospectus or for additional information and will supply the other with copies of all correspondence with the SEC or its staff with respect to the Acquiror Registration Statement or the Prospectus. Whenever any event occurs which should be set forth in an amendment or supplement to the Acquiror Registration Statement or the Prospectus, Acquiror or Target, as the case may be, shall promptly inform the other of such occurrence and cooperate in filing with the SEC or its staff, and/or mailing to stockholders of Target, such amendment or supplement.

     (b) Acquiror covenants that none of the information in the Acquiror Registration Statement will, at the time the Acquiror Registration Statement is filed with the SEC and at the time it becomes effective under the 1933 Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, except that no covenant is made by Acquiror with respect to statements made therein based on information supplied in writing by Target for inclusion in the Acquiror Registration Statement. Acquiror covenants that the Acquiror Registration Statement and the Prospectus will comply in all material respects with the provisions of the 1933 Act and the 1934 Act, as the case may be, and the rules and regulations thereunder, except that no covenant is made by Acquiror with respect to statements made therein based on information supplied by Target or any of its affiliates, directors, officers, employees, agents or representatives in writing for inclusion or incorporation by reference therein or based upon Target's representations or warranties made herein or in any Ancillary Documents or with respect to omitted information regarding Target so required to be included in the Registration Statement.

     (c) Target covenants that none of the information supplied in writing by Target for inclusion or incorporation by reference in the Acquiror Registration Statement or any amendments or supplements thereto to be filed with the SEC in connection with the issuance of Acquiror Series B Preferred Shares and, upon conversion, Acquiror Common Shares, pursuant to the transactions hereby contemplated will, at the time the

Acquiror Registration Statement or any amendments or supplements thereto is filed with the SEC and at the time it becomes effective under the 1933 Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstance under which they were made, not misleading.

     SECTION 5.10 EFFORTS TO CONSUMMATE. Subject to the terms and conditions of this Agreement, in addition to the matters otherwise specifically set forth in this Article V, each of the parties hereto agrees to use reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement including, without limitation, (i) the preparation and filing of all other forms, registrations and notices required to be filed to consummate the Merger and the transactions hereby contemplated and the taking of such actions as are necessary to obtain any requisite approvals, consents, orders, exemptions, or waivers (including, without limitation, any Target Consents) by any public or private third party, (ii) such actions as may be required to permit, on or prior to the Effective Time, the Acquiror Series B-1 Preferred Shares to be issued pursuant to the terms and conditions hereof and the Acquiror Common Shares to be issued upon conversion to be listed on the NYSE (subject to official notice of issuance), and (iii) such actions as may be reasonable to cause, concurrently with the Effective Time, the delisting of Target's securities from the OTC Bulletin Board and the deregistration of Target's securities under the 1934 Act; provided, however, that in order to obtain any consent, approval, waiver, license, permit, authorization, registration, qualification or other permission or action referred to in clause (i) of this sentence, no party shall be required to (A) pay any consideration, to divest itself of any of, or otherwise rearrange the composition of, its assets or to agree to any conditions or requirements which are materially adverse or burdensome or (B) amend, or agree to amend, in any material respect any Contract. Each party shall promptly consult with the other and provide any necessary information with respect to, and provide the other (or its counsel) with copies of, all filings made by such party with any Governmental Entity in connection with this Agreement, the Merger and the transactions hereby contemplated.

     SECTION 5.11 LETTERS OF ACCOUNTANTS. Each of Target and Acquiror shall use reasonable efforts to cause to be delivered to the other, letters from their respective independent public accountants to each such party, dated a date no later than the date on which the Acquiror Registration Statement and any supplements or post-effective amendments thereto shall become effective and addressed to the other, in form and substance reasonably satisfactory to the other and customary in scope and substance for 'cold comfort' letters delivered by independent public accountants in connection with registration statements similar to the Acquiror Registration Statement.

     SECTION 5.12 INDEMNIFICATION OF MANAGERS.

     (a) Acquiror and Newco each agree that all rights, if any, to indemnification existing on the date hereof in favor of the present or former officers and directors of Target (the 'Managers'), with respect to actions taken in their capacity as officers and/or directors prior to or at the Effective Time as provided in Target's Certificate of Incorporation and By-laws (including, without limitation, in connection with the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents), shall, subject to Delaware law, survive the Merger for a period of seven years. The Surviving Corporation and Acquiror shall assume, honor and be bound by the terms of such Certificate of Incorporation and By-laws with respect to their actions and omissions in such capacity taken prior to the Effective Time (including, without limitation, in connection with the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents), whether or not such persons continue in their positions with the Surviving Corporation following the Effective Time, and shall continue in full force and effect following the Effective Time for a period of seven years, and all such rights, if any, in the Certificate of Incorporation and By-laws in effect as of the date hereof between Target and any Manager shall survive the Merger and continue in full force and effect in accordance with its terms as between such Managers and the Surviving Corporation and Acquiror for a period of seven years.

     (b) Target shall use reasonable efforts to obtain a tail covering the period from the Closing Date through the first anniversary of the Closing Date to, and having substantially the same coverage and deductibles as, the Existing Target D & O Liability Insurance Policy (the 'Target D & O Insurance Liability Tail'). The premium for such Target D & O Liability Insurance Tail shall not exceed $75,000 and shall be a Merger Expense. In the event that Target is unable to obtain the Target Directors' and Officers' Liability Insurance Policy for such period, Acquiror agrees to indemnify, until the first anniversary of the Closing Date, the directors and officers covered by the Existing Target D & O Liability Insurance Policy on the same or similar terms and conditions in effect under the Existing Target D & O Liability Insurance Policy, and the same dollar limitations in effect under Acquiror's directors' and officers' liability insurance policy, as currently in effect. Acquiror has delivered or made available to Target a true, correct and complete copy of Acquiror's directors' and officers' liability insurance policy, as currently in effect.

     (c) The provisions of this Section 5.12 shall survive the Effective Time and are intended to be for the benefit of, and shall be enforceable by, each officer and director of Target and his or her heirs and representatives.

     SECTION 5.13 NO BREACH OF REPRESENTATIONS AND WARRANTIES. Each of Target, Acquiror and Newco agree that it will not take any action that would cause or constitute, or would, if it had been taken prior to the date hereof, have caused or constituted, a material breach of any of its respective representations or warranties (other than those representations or warranties qualified by reference to materiality or an Acquiror Material Adverse Effect or a Target Material Adverse Effect, as the case may be), or the breach of any of its respective representations or warranties qualified by reference to materiality or an Acquiror Material Adverse Effect or a Target Material Adverse Effect, as the case may be, contained in this Agreement, the Ancillary Documents, or in the certificates and other documents delivered pursuant hereto or thereto. Each of the parties hereto shall, in the event of, or promptly after the occurrence of, or promptly after obtaining knowledge of the occurrence of or the impending or threatened occurrence of, any fact or event which would cause or constitute a Target Material Adverse Effect, with respect to Target, or a Acquiror Material Adverse Effect, with respect to Acquiror or Newco, or a material breach of any of the representations or warranties (other than those representations or warranties qualified by reference to materiality or an Acquiror Material Adverse Effect or a Target Material Adverse Effect, as the case may be), or the breach of any of the representations or warranties qualified by reference to materiality or an Acquiror Material Adverse Effect or a Target Material Adverse Effect, as the case may be, contained in this Agreement, the Ancillary Documents, or in the certificates and other documents delivered pursuant hereto or thereto, as of the Closing Date, give detailed notice thereof to the other parties hereto; and such notifying party shall use its or their reasonable efforts to prevent or promptly to remedy such breach. The giving of notice pursuant to this Section 5.13 shall not act as a waiver of any breach hereunder.

     SECTION 5.14 CONSENTS; NOTICES.

     (a) Target shall use reasonable efforts to make, and Acquiror shall use all reasonable efforts to cooperate with Target in Target's making, the filings and registrations with, and obtain the consents, authorizations, declarations and approvals of, the Governmental Entities and other third parties, necessary for the execution, delivery and performance by Target of this Agreement or any of the Ancillary Documents or the consummation of the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents. Target shall also deliver all notices to third parties required to be delivered in connection with the execution of this Agreement and the consummation of the Merger and the transactions hereby contemplated.

     (b) Acquiror shall use reasonable efforts to obtain and deliver to Target written consents identified in the Acquiror Disclosure Letter, in form and substance reasonably satisfactory to Target required in connection with this Agreement, the Merger or the transactions hereby contemplated. Target shall use all reasonable efforts to cooperate with Acquiror in Acquiror's obtaining of such consents. Acquiror shall also deliver all notices to third parties required to be delivered in connection with the execution of this Agreement and the consummation of the Merger and the transactions hereby contemplated.

     SECTION 5.15 PUBLIC ANNOUNCEMENTS. Except as otherwise required by law or the rules of the NASD or the NYSE, neither Target nor Acquiror shall, nor shall Acquiror permit any of the Acquiror Subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to the Merger and the transactions contemplated by this Agreement and the Ancillary Documents without prior written approval of the other party, which approval shall not be unreasonably withheld.

     SECTION 5.16 EXCHANGE LISTING. Acquiror shall promptly prepare and submit to the NYSE a listing application covering the Acquiror Common Shares issuable upon conversion of the Acquiror Series B Preferred Shares, and shall use reasonable efforts to obtain, prior to the Effective Time, approval for the listing of such

Acquiror Common Shares, subject to official notice of issuance; and Acquiror shall pay the listing fee in connection therewith. Prior to the Effective Time, Acquiror shall, if and when notified in writing by Target, use reasonable efforts to cause the Acquiror Series B-1 Preferred Shares to be listed on the NYSE and Target shall pay the listing fee in connection therewith. If Target does not request listing of the Acquiror Series B-1 Preferred Shares as aforesaid prior to the Effective Time, then after the Effective Time, Acquiror shall, if and when notified in writing by holders of a majority of the Acquiror Series B-1 Preferred Shares, use reasonable efforts to cause the Acquiror Series B-1 Preferred Shares to be listed on the NYSE and holders of the Acquiror Series B-1 Preferred Shares shall pay the listing fee in connection therewith.

     SECTION 5.17 FILING OF ARTICLES SUPPLEMENTARY.

     (a) Acquiror shall, on or prior to the Closing Date, file with the State Department of Assessments and Taxation of Maryland the Articles Supplementary for each of the Acquiror Series B-1 Preferred Shares, the Acquiror Series B-2 Preferred Shares and the Acquiror Series C Preferred Shares and shall promptly deliver to Target evidence of such filings.

     (b) When issued, the Acquiror Series B Preferred Shares, the Acquiror Series C Preferred Shares, and the Acquiror Common Shares to be issued upon conversion of the Acquiror Series B Shares, shall be duly authorized, validly issued, fully paid and nonassessable except that shareholders may be subject to further assessment with respect to claims for tort, contract, taxes, statutory liability and otherwise in some jurisdictions to the extent such claims are not satisfied by Acquiror. The Acquiror Series B-1 Preferred Shares, Acquiror Series B-2 Preferred Shares, and Acquiror Series C Preferred Shares shall be as set forth in the Articles Supplementary attached as Exhibit A-1, Exhibit A-2 and Exhibit B hereto, respectively, with the completion of any blanks contained therein.

     SECTION 5.18 CLOSING CERTIFICATES.  Target shall prepare and deliver to

Acquiror at the Closing the Closing Adjustment Statement and a certificate setting forth all of the Merger Expenses.

     SECTION 5.19 REORGANIZATION. The parties intend to adopt this Agreement and the Merger as a plan of reorganization under Section 368(a)(1)(A) of the Code. Each of Acquiror, Newco and Target agree to use reasonable efforts not to
(i) knowingly take or fail to take any actions that would jeopardize qualification of the Merger as a reorganization pursuant to the provisions of
Section 368(a)(1)(A) of the Code, (ii) enter into any Contract with respect to the foregoing, or (iii) take a position inconsistent with this Section on any tax return or otherwise unless otherwise required by law.

     SECTION 5.20 NO IMPROVEMENTS; DAMAGE OR DESTRUCTION; CONDEMNATION; ENVIRONMENTAL.

     (a) Acquiror specifically agrees that Target shall not be obligated to do any restoration, repairs or other work in connection with the Target Properties, and that Target shall not be responsible for any work or improvements, including, without limitation, any clean-up or other environmental remedial or removal work, necessary to cause the Target Properties to meet applicable Environmental Laws or other laws, ordinances, regulations, or be suitable for any particular use.

     (b) Notwithstanding anything else in this Agreement, in the event of the destruction of or damage to any of the Target Properties by fire or other casualty, or any taking thereof by condemnation or eminent domain, prior to the Closing resulting in Target Costs (without giving effect to insurance proceeds) in excess of $5,000,000, Acquiror shall have the right, in its sole discretion, either to (i) terminate this Agreement or (ii) proceed to closing hereunder without any abatement of the Merger consideration, it being agreed that Acquiror's sole remedy would be to succeed to Target's claims, rights and proceeds, whether from insurance or otherwise, by reason of the Merger.

     SECTION 5.21 AFFILIATES OF TARGET.

     (a) At least 30 days prior to the Closing Date, Target shall deliver to Acquiror a list of names and addresses of those persons who were, in Target's reasonable judgment, on the record date for the Target Stockholders Meeting, Affiliates of Target. Target shall provide Acquiror with such information and documents as Acquiror shall reasonably request for purposes of reviewing such list. Target shall use all reasonable efforts to deliver to Acquiror, prior to the Closing Date, from each of the Affiliates identified in the foregoing list, an Affiliate Letter in the form attached hereto as Exhibit C hereto (each, an 'Affiliate Letter'). Acquiror shall be entitled to place legends as specified in such Affiliate Letters on the certificates evidencing any Acquiror Common Shares, Acquiror Series B Preferred Shares and Acquiror Series C Preferred Shares to be received by such Affiliates pursuant to the terms of this Agreement, and to issue appropriate stop transfer instructions to the transfer agent for the Acquiror Common Shares, Acquiror Series B Preferred Shares and Acquiror Series C Preferred Shares consistent with the terms of such Affiliate Letters.

     (b) Acquiror shall file the reports required to be filed by it under the 1934 Act and the rules and regulations promulgated thereunder, and it will take such further action as any Affiliate may reasonably request, all to the extent required from time to time to enable such Affiliate to sell Acquiror Common Shares, Acquiror Series B Preferred Shares and Acquiror Series C Preferred Shares received by such Affiliate in the Merger without registration under the 1933 Act pursuant to (i) Rule 145, or (ii) any successor rule or regulation hereafter adopted by the SEC.

     SECTION 5.22 ESTOPPEL CERTIFICATES. Target shall request an estoppel certificate (an 'Estoppel Certificate') from (i) each of the tenants of the Target Properties in the form attached to or required by the applicable Target Lease, or in the form commonly used by such tenant, or, if no form is attached to or required by the applicable Target Lease, or commonly used by the applicable tenant, then in the form of Exhibit D, (ii) each party to a Target REA Agreement, in the form of Exhibit D and (iii) each mortgagee to each mortgage encumbering any of the Target Properties, in the form of Exhibit D. Target shall deliver to Acquiror true, correct and complete copies of all Estoppel Certificates received by Target and shall notify Acquiror of any such tenants, parties or mortgagees that refuse to deliver an Estoppel Certificate and the reason for such refusal, if known.

     SECTION 5.23 INDEMNIFICATION OBLIGATIONS.

     (a) Target shall indemnify and hold harmless Acquiror and Newco, and their affiliates, directors, trustees, shareholders, representatives, employees and agents, from and against, and in respect of, any and all damages, claims, losses, charges, actions, suits, proceedings, costs and expenses (including, without limitation, attorneys' fees and expenses) up to an aggregate of $50,000 which are incurred or suffered by any or all of them by reason of, with respect to, or arising from, the action entitled John Winston vs. Leonard S. Mandor, Robert A. Mandor, Joan LeVine, Harvey Jacobson, Gregory McMahon and Geoffrey S. Aaronson, Milestone Properties, Inc. and Concord Assets Group, Inc. pending in the Court of Chancery of the State of Delaware in and for New Castle County,

C.A. No. 14807 (the 'Pending Milestone Action') or any other action or proceeding with respect to, or arising out of, the facts, events and circumstances giving rise to the Pending Milestone Action.

     (b) After the Effective Time and to the extent Acquiror assumes any indebtedness or other obligations as to which Milestone is liable pursuant to any Milestone Obligation, Acquiror shall indemnify and hold harmless Milestone, and its affiliates, directors, shareholders, representatives, employees and agents, from and against, and in respect of, any and all damages, claims, losses, charges, actions, suits, proceedings, cost and expenses (including, without limitation, attorneys' fees and expenses) which are incurred or suffered by Milestone by reason of, with respect to, or arising from, the failure of Acquiror to pay or perform any such indebtedness or other obligations in accordance with their terms. The parties hereby agree that Milestone shall be a third party beneficiary of this Section 5.23(b), and that this Section 5.23(c) shall not be amended without the written agreement of Milestone.

     SECTION 5.24 FIRST UNION LINE OF CREDIT. The aggregate amount of all obligations of Target under the line of credit (the 'First Union Line of Credit') extended by First Union National Bank ('First Union') to Target pursuant to the loan agreement dated April 24, 1995, between First Union and Target (including, without limitation, obligations to pay the principal amount of all loans made under the First Union Line of Credit and all interest thereon) and the amount of all debt assumption, prepayment and other fees, shall not exceed $2,000,000 at the Effective Time. At or prior to the Effective Time, Acquiror shall transfer to another branch of First Union, pay or refinance, the First Union Line of Credit, provided that the amount of all debt assumption, prepayment and other fees do not exceed $2,000,000 at the Effective Time.

     SECTION 5.25 SALE OF SOUTH CAROLINA OUTPARCEL. Notwithstanding anything contained in this Agreement to the contrary, Target may transfer (the 'South Carolina Outparcel Transfer') to the South Carolina Outparcel Purchaser the South Carolina Outparcel, in accordance with the terms of the South Carolina Outparcel Agreement, in settlement of any dispute or litigation arising out of or relating to the South Carolina Outparcel Agreement; provided, that (i) Target obtains from the South Carolina Outparcel Purchaser a release, in form and substance reasonably satisfactory to Acquiror, of all claims the South Carolina Outparcel Purchaser may have arising out of or relating to the South Carolina Outparcel Agreement, (ii) all of the South Carolina Outparcel Proceeds are cash and (iii) Target deposits all of the South Carolina Outparcel Proceeds into a segregated account. Target shall not expend, distribute, Encumber or commingle the South Carolina Outparcel Proceeds with any other funds of Target or any other person except payments pursuant to clauses (2) or (3) below. 'South Carolina Outparcel Proceeds' shall mean the gross proceeds of the transfer of the South Carolina Outparcel, less (1) any out-of-pocket costs and expenses (including reasonable attorneys' fees and customary and reasonable brokerage commissions) incurred by Target to unrelated third parties in order to consummate the transfer of the South Carolina Outparcel, (2) any costs required pursuant to paragraphs 2 and 3 of that certain Lease Modification Agreement by and between Harris Teeter, Inc., as tenant, and Target, as landlord (a true, correct and complete of which has been delivered to Acquiror) and (3) payment of up to $19,000 of income tax to any federal, state or local taxing authority that is attributable to gain recognized from the South Carolina Outparcel Transfer; provided, however, the amounts paid by Target pursuant to clauses (1) and (2) of this Section 5.25 shall not exceed $60,000.

     SECTION 5.26 TERMINATION OF MANAGEMENT AGREEMENTS. On or prior to the Closing Date, Target shall terminate, without any cost, expense or liability to Target, the Company or Newco, any and all management agreements relating to any or all of the Target Properties, including, without limitation, those management agreements listed in the Target Disclosure Letter.

                                   ARTICLE VI

                CONDITIONS TO ACQUIROR'S AND NEWCO'S OBLIGATIONS

     All obligations of Acquiror and Newco under this Agreement are subject to the fulfillment, at the Closing Date, of each of the following conditions, any or all of which may be waived in whole or in part, at or prior to the Closing Date, by Acquiror in its sole discretion:

     SECTION 6.01 REPRESENTATIONS AND WARRANTIES. (i) All representations and warranties of Target contained in this Agreement, the Ancillary Documents, or in the certificates and other documents delivered pursuant hereto or thereto (other than representations or warranties qualified by reference to materiality or a Target Material Adverse Effect), shall be true and correct in all material respects, and (ii) all representations and warranties contained in this Agreement, the Ancillary Documents, or in the certificates and other documents delivered pursuant hereto or thereto qualified by reference to materiality or a Target Material Adverse Effect shall be true and correct, in the case of each of clause (i) and (ii), at and as of the Closing Date as though such representations and warranties were made at and as of such time, except for those representations and warranties that are expressly made as of a specified earlier date. For the purposes of Section 6.01(i), the representations and warranties of Target shall be deemed true and correct in all material respects unless the breach of such representations and warranties, in the aggregate, could reasonably be expected to have a Target Material Adverse Effect.

     SECTION 6.02 COVENANTS. Target shall have performed and complied in all material respects with all agreements and conditions on its part required by this Agreement to be performed or complied with prior to or on the Closing Date.

     SECTION 6.03 OFFICER'S CERTIFICATE. Acquiror shall have received a certificate of an executive officer of Target, dated the Closing Date, certifying to the fulfillment of the conditions specified in Section 6.01 and
Section 6.02.

     SECTION 6.04 OPINION OF COUNSEL. Target shall have received an opinion of counsel of Rosenman & Colin LLP, counsel for Target, dated the Closing Date, in form and substance reasonably satisfactory to Acquiror, that, among other things, shall be to the effect that the Merger will be treated for Federal income tax purposes as a reorganization within the meaning of Section

368(a)(1)(A) of the Code, and that Target and Acquiror will each be a party to that reorganization within the meaning of Section 368(b) of the Code.

     SECTION 6.05 ABSENCE OF CHANGES. From the date of this Agreement through the Effective Time, there shall not have occurred any change or changes in the financial condition, business or operations of Target that could reasonably be expected to have a Target Material Adverse Effect.

     SECTION 6.06 NUMBER OF DISSENTING SHARES. If holders of shares of Target Common Stock who did not vote in favor of this Agreement and the Merger are entitled to demand appraisal rights in accordance with the DGCL, the number of Dissenting Shares shall not at any time exceed 7.5% of the shares of Target Common Stock outstanding at such time.

     SECTION 6.07 APPROVALS AND CONSENTS. Acquiror shall have received (in form and substance reasonably satisfactory to Acquiror) all filings, registrations, consents, authorizations, declarations or approvals necessary to consummate the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents, other than such filings, registrations, consents, authorizations, declarations or approvals, the absence of which, individually or in the aggregate, could not reasonably be expected to have an Acquiror Material Adverse Effect if the transactions contemplated by this Agreement and the Ancillary Documents were consummated without first obtaining such filings, registrations, consents, authorizations, declarations or approvals. Acquiror shall have obtained the approval for the listing of the Acquiror Common Shares issuable in the Merger on the NYSE, subject to official notice of issuance.

     SECTION 6.08 INJUNCTIONS. No court, agency or other authority shall have issued any order, decree or judgment to set aside, restrain, enjoin or prevent, and no statute, rule, regulation, executive order, decree or injunction shall have been enacted, entered, promulgated or enforced by any United States court or Governmental Entity of competent jurisdiction which prohibits restrains, enjoins, sets aside or prevents, the consummation of the Merger or the transactions hereby contemplated.

     SECTION 6.09 HSR ACT. If applicable, Target shall have made all pre-merger notification filings required to be made by it under the HSR Act, all applicable waiting periods thereunder shall have expired or been terminated without any request from any appropriate governmental agency for additional information or, if additional information has been requested, all applicable extended waiting periods shall have expired.

     SECTION 6.10 EFFECTIVENESS OF REGISTRATION STATEMENT. The Acquiror Registration Statement shall have been declared effective under the 1933 Act, all necessary state securities or 'blue sky' permits or approvals required to consummate the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents shall have been obtained, and no stop order or proceedings seeking a stop order with respect to any of the foregoing shall be in effect.

     SECTION 6.11 STOCKHOLDER APPROVAL. This Agreement and the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents shall have been approved in the manner required by applicable law, and by applicable regulations of any stock exchange or other regulatory body, by the holders of the issued and outstanding shares of capital stock or beneficial interest of Target entitled to vote thereon on or before March 31, 1997.

     SECTION 6.12 ACCOUNTANTS' LETTERS. Acquiror shall have received 'cold comfort' letters from Deloitte & Touche LLP, Target's independent public accountants, dated no later than the date of the effectiveness of the Acquiror Registration Statement and any supplements and post-effective amendments thereto, with respect to the operations of Target in the form and substance of such letters delivered by independent public accountants in connection with the Acquiror Registration Statement and reasonably satisfactory to Acquiror and its counsel.

     SECTION 6.13 SHAREHOLDERS AND VOTING TRUST AGREEMENT. The Affiliates of Target listed in the Target Disclosure Letter (other than Joseph Otto, Joan LeVine and Harvey Shore) shall have executed and delivered a shareholders and voting trust agreement with Acquiror, dated as of the Closing Date, substantially in the form attached as Exhibit E hereto (the 'Shareholders Agreement'), which shall set forth certain terms, conditions and limitations with respect to the shares of Acquiror Series B Preferred Shares to be received by said parties pursuant to the Merger. The Shareholders Agreement, when executed, shall be the legal, valid and binding obligation of the signatories thereto, shall be enforceable in accordance with its terms (except as may be limited by bankruptcy and other laws affecting the enforceability of creditors' rights generally or laws governing the availability of specific performance or other equitable remedies, or restrictions of the enforcement of securities indemnification and contribution provisions imposed by public policy) and shall not conflict with any other agreement to which any of the signatories thereto is a party.

     SECTION 6.14 GUARANTY AGREEMENT. A person or entity designated by Target that shall own of record upon consummation of the Merger Acquiror Series B Preferred Shares having a liquidation preference of at least $1,000,000 (the 'Guarantor') shall have executed and delivered a guaranty agreement with Acquiror, dated as of the Closing Date (the 'Guaranty Agreement'), as set forth as Exhibit F hereto with the completion of any blanks therein. The Guaranty Agreement shall continue in full force and effect with respect to any claims made prior to the date which is the earlier of (i) the date which is twenty (20) days after the delivery to Acquiror by the Acquiror's independent public accountant's of an audit opinion with respect to the Company's 1997 calendar year financial statements and (ii) the date which is fifteen (15) months after the Closing Date. The maximum obligation of the Guarantor under the Guaranty Agreement shall be limited to an aggregate of $1,000,000 payable, at the guarantor's option, by cash or by delivery of Acquiror Series B Preferred Shares (based on a value of $25 per Acquiror Series B Preferred Share).

     SECTION 6.15 REGISTRATION RIGHTS AGREEMENT. The Affiliates of Target listed in the Target Disclosure Letter shall have executed and delivered a registration rights agreement with Acquiror, dated as of the Closing Date (the 'Registration Rights Agreement'), substantially in the form attached as Exhibit G hereto, which shall set forth certain terms, conditions and limitations with respect to the registration under the 1933 Act of the Acquiror Series B Preferred Shares and the shares of the Acquiror Common Shares into which the Acquiror Series B Preferred Shares are convertible. The Registration Rights Agreement, when executed, shall be the legal, valid and binding obligation of the signatories thereto, shall be enforceable in accordance with its terms (except as may be limited by bankruptcy and other laws affecting the enforceability of creditors' rights generally or laws governing the availability of specific performance or other equitable remedies, or restrictions of the enforcement of securities indemnification and contribution provisions imposed by public policy), and shall not conflict with any other agreement to which any of the signatories thereto is a party.

     SECTION 6.16 TERMINATION OF TARGET AFFILIATE CONTRACTS. All Target Affiliate Contracts shall have been terminated and Target shall have paid in full or otherwise satisfied and discharged all obligations under all Target

Affiliate Contracts.

     SECTION 6.17 REDEMPTION OF TARGET PREFERRED STOCK. Target shall have redeemed such amount of Target Preferred Stock so that the applicable rate of interest used to determine dividends payable pursuant to the terms of the Target Preferred Stock shall be 8% from the date hereof through and including the Closing Date.

     SECTION 6.18 ESTOPPEL CERTIFICATES. Target shall have furnished Estoppel Certificates, substantially in the form required by Section 5.22, from (a) each tenant listed on Schedule 6.18, (b) additional tenants under Target Leases (the 'Additional Tenants') leasing at least (75%) of the gross leasable area of the Target Properties that is not leased by the tenants listed in Schedule 6.18 (the 'Non-Anchor GLA'), (c) each party to a Target REA Agreement, provided that in the event Target is unable to obtain an Estoppel Certificate from a party to a Target REA Agreement who is not required to provide same under such agreement after exercising reasonable efforts to obtain same, the failure to obtain such Estoppel Certificate shall not be a condition to Closing hereunder and (d) each mortgagee with respect to each mortgage encumbering any of the Target Properties. In the event that Additional Tenants leasing less than 75% of the Non-Anchor GLA shall have furnished Estoppel Certificates, provided that Additional Tenants leasing at least 50% of the Non-Anchor GLA furnished Estoppel Certificates, Concord Assets Group, Inc. and Castle Plaza, Inc. shall have the right to satisfy the condition set forth in clause (b) above by furnishing to Acquiror their own Estoppel Certificates with respect to a sufficient number of Target Leases so that Estoppel Certificates covering at least 75% of the Non-Anchor GLA shall have been furnished to Acquiror.

     SECTION 6.19 STATEMENT OF ACCOUNTS RECEIVABLE. Target shall have delivered to Acquiror (i) the Target Financial Statements and the Target Interim Financial Statements, (ii) an unaudited balance sheet and related statements of revenues and cash flows at and for the nine month period ended September 30, 1996, and, until the earlier of the Effective Time or the termination of this Agreement, succeeding unaudited quarterly and unaudited annual balance sheet and related statements of revenue in the event the Closing shall occur on or after February 15, 1997 and (iii) a statement of all accounts receivable as of the Effective Date, as determined in accordance with GAAP applied on a consistent basis, and
(iv) the Closing Adjustment Statement.

     SECTION 6.20 TITLE INSURANCE POLICIES. Acquiror shall have received from the Title Company a title insurance policy for such of the Target Properties as Acquiror may elect, dated the Effective Date, in the form initialled by each of the parties hereto and without further exception or qualification other than those which, individually or in the aggregate with all other breaches of representations, warranties and covenants of Target, could not reasonably be expected to have a Target Material Adverse Effect.

                                  ARTICLE VII

                       CONDITIONS TO TARGET'S OBLIGATIONS


     All obligations of Target under this Agreement are subject to the fulfillment, at the Closing Date, of each of the following conditions, any or all of which may be waived in whole or in part, at or prior to the Closing Date, by Target in its sole discretion:

     SECTION 7.01 REPRESENTATIONS AND WARRANTIES. (i) All representations and warranties of Acquiror and Newco contained in this Agreement, the Ancillary Documents, or in the certificates and other documents delivered pursuant hereto or thereto (other than representations or warranties qualified by reference to materiality or an Acquiror Material Adverse Effect), shall be true and correct in all material respects, and (ii) all representations and warranties of Acquiror and Newco contained in this Agreement, the Ancillary Documents, or in the certificates and other documents delivered pursuant hereto or thereto and qualified by reference to materiality or an Acquiror Material Adverse Effect shall be true and correct, in the case of each of clause (i) and (ii), at and as of the Closing Date as though such representations and warranties were made at and as of such time, except for those representations and warranties that are expressly made as of a specified earlier date. For the purposes of Section 7.01(i), the representations and warranties of Acquiror and Newco shall be deemed true and correct in all material respects unless the breach of such representations or warranties could reasonably be expected to have an Acquiror Material Adverse Effect.

     SECTION 7.02 COVENANTS. Acquiror and Newco shall each have performed and complied in all material respects with all agreements and conditions on their respective parts required by this Agreement to be performed or complied with prior to or on the Closing Date.

     SECTION 7.03 OFFICER'S CERTIFICATE. Target shall have received a certificate of an executive officer of each of Acquiror and Newco, dated the Closing Date, certifying to the fulfillment of the conditions specified in
Section 7.01 and Section 7.02.

     SECTION 7.04 OPINION OF COUNSEL. Acquiror shall have received an opinion of counsel of Robinson Silverman Pearce Aronsohn & Berman LLP, counsel for Acquiror, dated the Closing Date, in form and substance reasonably satisfactory to Target, that, among other things, shall be to the effect that the Merger will be treated for Federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(A) of the Code, and that Target and Acquiror will each be a party to that reorganization within the meaning of Section 368(b) of the Code.

     SECTION 7.05 ABSENCE OF CHANGES. From the date of this Agreement through the Effective Time, there shall not have occurred any change or changes in the financial condition, business or operations of Acquiror that could reasonably be expected to have a Acquiror Material Adverse Effect.

     SECTION 7.06 APPROVALS AND CONSENTS. Target shall have received (in form and substance reasonably satisfactory to Target) all Target Consents designated as 'required consents' in the Target Disclosure Letter.

     SECTION 7.07 INJUNCTIONS.  No court, agency or other authority shall have issued any order, decree or judgment to set aside, restrain, enjoin or prevent, and no statute, rule, regulation, executive order, decree or injunction shall have been enacted, entered, promulgated or enforced by any United States court or Governmental Entity of competent jurisdiction which prohibits restrains, enjoins, sets aside or prevents, the consummation of the Merger or the transactions hereby contemplated.

     SECTION 7.08 HSR ACT. If applicable, Acquiror shall have made all pre-merger notification filings required to be made by it under the HSR Act, all applicable waiting periods thereunder shall have expired or been terminated without any request from any appropriate governmental agency for additional information or, if additional information has been requested, all applicable extended waiting periods shall have expired.

     SECTION 7.09 EFFECTIVENESS OF REGISTRATION STATEMENT. The Acquiror Registration Statement shall have been declared effective under the 1933 Act, all necessary state securities or 'blue sky' permits or approvals required to consummate the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents shall have been obtained, and no stop order or proceedings seeking a stop order with respect to any of the foregoing shall be in effect.

     SECTION 7.10 STOCKHOLDER APPROVAL. This Agreement and the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents shall have been approved in the manner required by applicable law, and by applicable regulations of any stock exchange or other regulatory body, by the holders of the issued and outstanding shares of capital stock or beneficial interest of Target entitled to vote thereon.

     SECTION 7.11 MERGER. The Delaware Merger Certificate shall have been executed and delivered by Newco to Target.

     SECTION 7.12 ACCOUNTANTS' LETTERS. Target shall have received 'cold comfort' letters from Arthur Andersen LLP, Acquiror's independent public accountants, dated no later than the date of the effectiveness of the Acquiror Registration Statement (and the Target Proxy Statement included therein) and any supplements and post-effective amendments thereto, with respect to the operations of Acquiror in the form and substance of such letters delivered by independent public accountants in connection with the Acquiror Registration Statement and reasonably satisfactory to Target and its counsel.

     SECTION 7.13 FINANCIAL STATEMENTS. Acquiror shall have delivered to Target an unaudited balance sheet and related statements of revenues and cash flows at and for the nine month period ended September 30, 1996, and succeeding unaudited quarterly and unaudited annual balance sheet and related statements of revenue in the event the Closing shall occur on or after February 15, 1997 in conformity with GAAP applied on a consistent basis, except as otherwise noted therein and for normal audit and accrual adjustments.

     SECTION 7.14 REGISTRATION RIGHTS AGREEMENT. The Acquiror shall have executed and delivered the Registration Rights Agreement. The Registration Rights Agreement, when executed, shall be the legal, valid and binding obligation of the signatories thereto, shall be enforceable in accordance with its terms (except as may be limited by bankruptcy and other laws affecting the enforceability of creditors' rights generally or laws governing the availability of specific performance or other equitable remedies, or restrictions of the enforcement of securities indemnification and contribution provisions imposed by public policy), and shall not conflict with any other agreement to which any of the signatories thereto is a party.

     SECTION 7.15 SHAREHOLDERS AGREEMENT. The Acquiror shall have executed and delivered the Shareholders Agreement. The Shareholders Agreement, when executed, shall be the legal, valid and binding obligation of the signatories thereto, shall be enforceable in accordance with its terms (except as may be limited by bankruptcy and other laws affecting the enforceability of creditors' rights generally or laws governing the availability of specific performance or other equitable remedies, or restrictions of the enforcement of securities indemnification and contribution provisions imposed by public policy) and shall not conflict with any other agreement to which any of the signatories thereto is a party.

     SECTION 7.16 FAIRNESS AS TO TARGET PREFERRED STOCK. On or prior to the Closing Date either (i) Target shall have caused Milestone to execute and deliver to Acquiror and Target a consent to the exchange of the Series C Preferred Shares for the Target Preferred Stock in the Merger and a waiver of any claims with respect to the fairness of such exchange or (ii) Target shall have received the opinion of Societe Generale or another investment banking firm to the effect that the consideration to be paid to the holders of the Target Preferred Stock pursuant to the Merger is fair to the holders of Target Preferred Stock from a financial point of view.

                                  ARTICLE VIII

                           TERMINATION AND AMENDMENT

     SECTION 8.01 TERMINATION. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the Target Stockholders Meeting:

     (a) by mutual consent of Target and Acquiror;

     (b) by either Target or Acquiror, if the Merger shall not have been consummated by March 31, 1997, unless the failure to consummate the Merger on or before such date shall have proximately resulted from (i) a material breach or material breaches by the terminating party of any of its representations or warranties contained in this Agreement (other than a representation or warranty qualified by reference to materiality or an Acquiror Material Adverse Effect or a Target Material Adverse Effect, as the case may be), (ii) a breach or breaches by the terminating party of any of its representations or warranties contained in this Agreement qualified by reference to materiality or an Acquiror Material Adverse Effect or a Target Material Adverse Effect, as the case may be or (iii) a material breach or material breaches of any agreement or covenant by the terminating party contained in this Agreement;

     (c) by either Target or Acquiror, if any permanent injunction or other order, decree or ruling of a court or other competent authority preventing the consummation of the Merger shall have become final and nonappealable; provided, that the party seeking to terminate this Agreement pursuant to this Section 8.01(c) shall have used all reasonable efforts to remove such permanent injunction or other order, decree or ruling;

     (d) by action of the Board of Directors of Target, if (i) in the exercise of its good faith judgment as to its fiduciary duties to its stockholders imposed by law, after consultation with Rosenman & Colin LLP or another nationally recognized law firm, the Board of Directors of Target determines that such termination is required by reason of a proposal relating to a Target Acquisition Transaction being made, or (ii) there has been a breach or breaches of a representation or warranty of Acquiror or Newco contained in this Agreement and such breach or breaches could reasonably be expected to have an Acquiror Material Adverse Effect or (iii) there has been a material breach or material breaches by Acquiror of any of the covenants or agreements of Acquiror or Newco set forth in this Agreement on the part of Acquiror or Newco, which breach or breaches are not curable or, if curable, are not cured within 30 days after written notice of such breach or breaches is given by Target to Acquiror;

     (e) by action of the Board of Trustees of Acquiror, if (i) (A) the Board of Directors of Target fails to make, or withdraws, materially modifies or changes in a manner adverse to Acquiror its recommendation to the Target Stockholders of this Agreement or the Merger, or resolves to do any of the foregoing (other than as a result of the occurrence of an event that, in the good faith judgment of the Board of Directors of Target, has or could reasonably be expected to have a Acquiror Material Adverse Effect) and the holders of a majority of the Target Common Stock outstanding do not promptly thereafter execute and deliver, or shall not have previously executed and delivered, an agreement, in form and substance reasonably satisfactory to Acquiror, pursuant to which such holders agree to vote to approve this Agreement and the Merger at the Target Stockholders Meeting and any adjournment thereof (provided, however, if the Target Stockholders Meeting is held prior to the termination of this Agreement by the Acquiror and the holders of a majority of the Target Common Stock outstanding vote to approve this Agreement and the Merger at such Target Stockholders Meeting, then Acquiror shall no longer have the right to terminate this Agreement pursuant to this clause (e)(i)(A)), or (B) the Board of Directors of Target shall have recommended that the Target Stockholders accept or approve a Target Acquisition with a person other than Acquiror, or resolves to do the foregoing, or (ii) the Target Stockholders Meeting has been duly convened and held and the approval of the Target Stockholders required by Section 6.11 shall not have been obtained at such meeting or any adjournment thereof, (iii) there has been a breach or breaches of a representation or warranty of Target contained in this Agreement and such breach or breaches could reasonably be expected to have a Target Material Adverse Effect, or (iv) there has been a material breach or material breaches by Target of any of the covenants or agreements of Target set forth in this Agreement, which breach or breaches are not curable or, if curable, are not cured within 30 days after written notice of such breach or breaches is given by Acquiror to Target;

     (f) by Target, if (i) Acquiror amends, alters or repeals, whether by merger, consolidation or otherwise, any of the provisions of its Declaration of Trust so as to adversely affect, in the reasonable opinion of Target, the preferences, right to convert, conversion price adjustments, notice rights, special conversion rights, distribution and liquidation rights, preferences, restrictions or limitations, redemption rights and privileges or voting powers or rights of the Acquiror Series B Preferred Shares or (ii) if Acquiror reduces the dividend on Acquiror Common Shares below $0.48 per share of Acquiror Common Shares for any calendar quarter ending during the period from the date hereof through the Closing Date.

     SECTION 8.02 EFFECT OF TERMINATION.

     (a) If (i) Acquiror elects to terminate this Agreement pursuant to Section 8.01(e)(i), (iii), or (iv), provided in the case of Section 8.01(e)(iv) that such breach or breaches of covenants either (A) are within the reasonable control of Target or (B) could reasonably be expected to have a Target Material Adverse Effect, (ii) Acquiror elects to terminate this Agreement pursuant to
Section 8.01(e)(ii), unless Robert A. Mandor, Leonard S. Mandor, Concord Milestone Partners, L.P., Concord Associates, Concord Income Realty VI, L.P., Castle Plaza, Inc., Mill Neck Associates, and Mountain View Mall, Inc. used their best efforts to approve, and were enjoined from approving, this Agreement and the Merger and the other transactions contemplated by this Agreement and the Ancillary Documents, or (iii) Target elects to terminate this Agreement pursuant to Section 8.01(d)(i), then Target (or the successor thereto) shall, as liquidated damages and not as a penalty or forfeiture, pay to Acquiror, from the Acquiror Liquidated Damage Amount (as defined below) deposited into escrow in accordance with the next sentence, an amount equal to the lesser of (m) the Acquiror Liquidated Damage Amount and (n) the sum of (1) the maximum amount that can be paid to Acquiror without causing Acquiror to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute income described in Sections 856(c)(2)(A)-(H) and 856(c)(3)(A)-(I) of the Code ('Qualifying Income'), as determined by Acquiror's certified public accountants, and (2) in the event Acquiror receives a letter from Acquiror's counsel indicating that Acquiror has received a ruling from the IRS described in Section 8.02(b)(ii) or (iii) or in the event Acquiror receives an opinion of counsel described in Section 8.02(b)(iv), an amount equal to the Acquiror Liquidated Damage Amount less the amount payable under clause (1) above. To secure Target's obligation to pay any amounts due and owing upon termination of this Agreement pursuant to this
Section 8.02(a), Target shall deposit into escrow upon such termination an amount in cash equal to $930,000, plus all documented out-of-pocket costs and expenses, up to a maximum of $570,000, in connection with this Agreement and the Merger and the other transactions contemplated by this Agreement incurred by Acquiror (collectively, the 'Acquiror Liquidated Damage Amount'), with an escrow agent selected by Acquiror and on such terms (subject to Section 8.02(b)) as shall be agreed upon by Acquiror and the escrow agent (as amended, supplemented or otherwise modified from time to time, the 'Escrow Agreement'). Notwithstanding anything contained in this Agreement to the contrary, in the event of a dispute between Acquiror and Target as to the payment by Target of the Acquiror Liquidated Damage Amount, Acquiror shall not enjoin or seek to enjoin any merger, business combination, sale of any Target Properties, sale of any other assets, sale of shares of capital stock or similar transaction by Target, provided that Target has entered into arrangements reasonably satisfactory to Acquiror to secure the payment of the Acquiror Liquidated Damage Amount in the event such an amount is determined to be due and owing. Except as otherwise provided in Section 8.01(d), the payment or deposit into escrow of the Acquiror Liquidated Damage Amount pursuant to this Section 8.02(a) shall be by wire transfer or bank check within three days of the termination.

     (b) The Escrow Agreement shall provide that the amount in escrow or any portion thereof shall not be released to Acquiror unless the escrow agent receives any one or combination of the following: (i) a letter from Acquiror's certified public accountants indicating the maximum amount that can be paid by the escrow agent to Acquiror without causing Acquiror to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute Qualifying Income or a subsequent such letter revising that amount, in which case the escrow agent shall release such amount to Acquiror, or (ii) a letter from Acquiror's counsel indicating that Acquiror received a ruling from the IRS holding that the receipt by Acquiror of the Acquiror Liquidated Damage Amount would either constitute Qualifying Income or would be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code, in which case the escrow agent shall release the remainder of the Acquiror Liquidated Damage Amount to Acquiror, or (iii) a letter from Acquiror's counsel indicating that Acquiror received a ruling from the IRS holding that the receipt by Acquiror of the remaining balance of the Acquiror Liquidated Damage Amount following the receipt of and pursuant to such ruling would not be deemed constructively received prior thereto, or (iv) an opinion of Acquiror's counsel to the effect that the receipt by Acquiror of the Acquiror Liquidated Damage Amount would either constitute Qualifying Income or would be excluded from gross income within the meaning of Sections 856(c)(2) and 856(c)(3) of the Code, in which case the escrow agent shall release the remainder of the Acquiror Liquidated Damage Amount to Acquiror. Target agrees to amend this Section 8.02 at the request of Acquiror in order to (x) maximize the portion of the Acquiror Liquidated Damage Amount that may be distributed to Acquiror hereunder without causing Acquiror to fail to meet the requirements of Sections 856 (c)(2) and (3) of the Code or (y) improve Acquiror's chances of securing a favorable ruling described in this Section 8.02(b), provided that no such amendment may result in any additional cost or expense to Target. The Escrow Agreement shall also provide that any portion of the Acquiror Liquidated Damage Amount held in escrow for five years shall be released by the escrow agent to Target. Target shall not be a party to such Escrow Agreement and shall not bear any cost of or have liability resulting from the Escrow Agreement.

     (c) If (i) Target elects to terminate this Agreement pursuant to Section 8.01(d)(ii) or (iii), provided in the case of Section 8.01(d)(iii) that such breach or breaches of covenants either (A) are within the reasonable control of Acquiror or (B) could reasonably be expected to have an Acquiror Material Adverse Effect, Acquiror shall upon such termination, as liquidated damages and not as a penalty or forfeiture, pay to Target an amount equal to $930,000, plus all documented out-of-pocket costs and expenses, up to a maximum of $570,000, in connection with this Agreement and the Merger and the other transactions contemplated by this Agreement incurred by Acquiror (collectively, the 'Target Liquidated Damage Amount'). Except as otherwise provided in Section 8.01(d), the payment of the Target Liquidated Damage Amount pursuant to this Section 8.02(c) shall be by wire transfer or bank check within three days of the termination. Notwithstanding anything contained in this Agreement to the contrary, in the event of a dispute between Acquiror and Target as to the payment by Acquiror of the Target Liquidated Damage Amount, Target shall not enjoin or seek to enjoin any merger, business combination, sale of any Acquiror Properties, sale of any other assets, sale of shares of capital stock or similar transaction by Acquiror, provided that Acquiror has entered into arrangements reasonably satisfactory to Target to secure the payment of the Target Liquidated Damage Amount in the event such an amount is determined to be due and owing.

     (d) In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article VIII, all obligations of the parties hereto shall terminate, except the obligations of the parties pursuant to this Section 8.02, Section 9.08, Section 9.10 and the confidentiality agreements, dated April 16, 1996 and August 1996 (together, the 'Confidentiality Agreements'), between Target and Acquiror. Notwithstanding the foregoing, in the event that either party is required to file suit to seek all or a portion of any Acquiror Liquidated Damage Amount and it ultimately obtains a judgment in its favor, it shall be entitled to all expenses, including, without limitation, attorneys' fees and expenses, which it has incurred in enforcing its rights hereunder.

                                   ARTICLE IX

                                 MISCELLANEOUS

     SECTION 9.01 SURVIVAL OF AGREEMENTS AND REPRESENTATIONS AND
WARRANTIES. None of the agreements, representations and warranties contained in this Agreement shall survive the Closing; provided, however, that (i) the agreements contained in Article II, Section 5.03, Section 5.12, 5.16, Section

5.19, Section 5.21, Section 5.23, Section 8.02, Section 9.08, Section 9.10 and the Confidentiality Agreements shall survive the Closing, (ii) all of the representations and warranties of Target contained in this Agreement shall be deemed to survive the Closing only for the purposes, and during the term, of the Guaranty Agreement and (iii) all of the representations and warranties of Acquiror contained in this Agreement shall be deemed to survive the Closing until the Guaranty Termination Date. This Agreement has been entered into after full investigation and neither party has relied upon any statement or representation not embodied in this Agreement or the Confidentiality Agreements, made by or on behalf of the other. Each of the parties hereto acknowledges and agrees that the maximum obligation of the Company for amounts incurred or suffered by Target, or any of its affiliates, directors, officers, stockholders, representatives, employees or agents, by reason of, with respect to, or arising from, any breach or breaches of any of its representations or warranties contained in this Agreement shall be limited to an aggregate of $1,000,000 payable, at Acquiror's option, by cash or by delivery of Acquiror Series B Preferred Shares (based on a value of $25 per Acquiror Series B Preferred Share).

     SECTION 9.02 INCORPORATION OF EXHIBITS. The Disclosure Letters and all of the Exhibits attached hereto and referred to herein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein. Any capitalized terms used in either Disclosure Letter or any Exhibit but not otherwise defined therein shall have the meaning as defined in this Agreement. When a reference is made in a Disclosure Letter or an Exhibit to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. All references to Sections and Subsections refer to Sections and Subsections of this Agreement.

     SECTION 9.03 NOTICES. All notices and other communications hereunder shall be in writing (and shall be deemed given upon receipt) if delivered personally, sent by facsimile transmission (receipt of which is confirmed) or by registered or certified mail, return receipt requested, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

     if to Target, to:

       Union Property Investors, Inc.
        5200 Town Center Circle
        4th floor
        Boca Raton, Florida 33486
        Attention: Robert A. Mandor
        Telecopy: (561) 392-8311

     with a copy to:

       Rosenman & Colin LLP
        575 Madison Avenue
        New York, New York 10022
        Attention: Joel A. Yunis, Esq.
        Telecopy: (212) 940-8776

        and

     if to Acquiror or Newco, to:

       Kranzco Realty Trust
        128 Fayette Street
        Conshohocken, Pennsylvania 19428
        Attention: Norman M. Kranzdorf
        Telecopy: (610) 941-9193

     with a copy to:

       Robinson Silverman Pearce
        Aronsohn & Berman LLP
        1290 Avenue of the Americas
        New York, New York 10104
        Attention: Alan S. Pearce, Esq.
        Telecopy: (212) 541-4630


     SECTION 9.04 DESCRIPTIVE HEADINGS. The descriptive headings herein are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     SECTION 9.05 ASSIGNMENT; BINDING EFFECT; BENEFIT. Neither this Agreement nor any of the rights, interests or obligations hereunder or under any of the Ancillary Documents shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, except for the provisions of Article II and Section 5.12, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement or any of the Ancillary Documents.

     SECTION 9.06 COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     SECTION 9.07 ENTIRE AGREEMENT. This Agreement, the Disclosure Letters and each of the Exhibits hereto constitute the entire agreement and supersede all prior contracts and understandings, both written and oral, among the parties with respect to the subject matter hereof other than the Confidentiality Agreements, any provisions of which are inconsistent with the transactions contemplated by this Agreement being waived hereby but the provisions of which that are not inconsistent shall survive.

     SECTION 9.08 GOVERNING LAW AND CONSENT TO JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to any applicable principles of conflicts of law. Each of Target, Acquiror and Newco hereby consents to submit to the exclusive jurisdiction of the courts of the state of New York and of the United States of America located in the city and state of New York (the 'New York Courts') for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby and agrees not to commence any litigation relating thereto except in such courts, waives any objection to the laying of venue of any such litigation in the New York Courts and agrees not to plead or claim that such litigation brought in any New York Court has been brought in an inconvenient forum.

     SECTION 9.09 FEES AND EXPENSES. Except as otherwise set forth herein, each of the parties hereto shall bear its own expenses associated with the negotiation and execution of the Agreement and the consummation of the Merger and the other transactions hereby by this Agreement and the Ancillary Documents including, without limitation, investment banking, legal and accounting fees and expenses.

     SECTION 9.10 NON-RECOURSE.


     (a) This Agreement and all documents, agreements, understandings and arrangements relating hereto have been entered into or executed on behalf of Acquiror by the undersigned in his capacity as a trustee or officer of Acquiror, which has been formed as a Maryland real estate investment trust pursuant to an Amended and Restated Declaration of Trust of Acquiror, as amended and restated, and not individually. Neither the trustees, officers nor shareholders of Acquiror shall be personally bound or have any personal liability hereunder. Target shall look solely to the assets of Acquiror for satisfaction of any liability of Acquiror with respect to this Agreement and the Ancillary Agreements to which it is a party. Target will not seek recourse or commence any action against any of the trustees, officers or shareholders of Acquiror or any of their personal assets for the performance or payment of any obligation of Acquiror hereunder or thereunder.

     (b) This Agreement, and all documents, agreements, understandings and arrangements relating hereto, have been entered into or executed on behalf of Target by the undersigned in his or her capacity as an officer of Target, a Delaware corporation, and not individually. Neither the officers nor stockholders of Target shall be personally bound or have any personal liability hereunder. Acquiror shall look solely to the assets of Target for satisfaction of any liability of Target with respect to this Agreement and the Ancillary Documents to which it is a party. Acquiror will not seek recourse or commence any action against any of the stockholders, directors or officers of Target or any of their personal assets for the performance or payment of any obligation of Target hereunder or thereunder. Nothing contained in this paragraph shall affect the rights or obligations of any person or entity under the Stockholders Agreement, the Guaranty Agreement, the Registration Rights Agreement or the Affiliate Letters.

     SECTION 9.11 ENFORCEMENT. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any New York Court, this being in addition to any other remedy to which they are entitled at law or in equity. Except as otherwise set forth herein, the prevailing party in any proceeding brought to enforce any provision of the Agreement shall be entitled to recover the reasonable fees and costs of its counsel, plus all other costs of such proceeding.

     SECTION 9.12 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

     SECTION 9.13 AMENDMENT. This Agreement may be amended by the parties hereto at any time before or after approval by the Target Stockholders of the matters presented in connection with the Merger, but, after any such stockholder approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by a written instrument signed on behalf of each of the parties hereto.

     SECTION 9.14 EXTENSION; WAIVER. At any time prior to the Effective Time, the parties hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained in this Agreement, the Ancillary Documents, or in the certificates and other documents delivered pursuant hereto or thereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

     SECTION 9.15 KNOWLEDGE. With respect to 'knowledge', as such term is used in this Agreement, Acquiror or Newco will be deemed to have 'knowledge' or received notice of a particular fact or other matter if any individual who is serving as an director or officer of Acquiror or Newco, respectively, is actually aware of such fact or other matter. With respect to 'knowledge', as such term is used in this Agreement, Target will be deemed to have 'knowledge' or received notice of a particular fact or other matter if any individual who is serving as an director or officer of Target, Milestone Property Management, Inc. or Milestone Properties, Inc. is actually aware of such fact or other matter.

     SECTION 9.16 INTERPRETATION. In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

                                     * * *

         [The remainder of this page has been intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

KRANZCO REALTY TRUST                                    UNION PROPERTY INVESTORS, INC.

By: /s/NORMAN KRANZDORF                                 By: /s/ROBERT A. MANDOR
    ----------------------------------                      -------------------------------
    Name: Norman Kranzdorf                                  Name: Robert A. Mandor
    Title:  President                                       Title:  President

KRT UNION CORP.
By: /s/NORMAN KRANZDORF
    ----------------------------------
    Name: Norman Kranzdorf
    Title:  President

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
                                                                         ANNEX B
                                    [LOGO]
                                                               November 12, 1996

Board of Directors
Union Property Investors, Inc.
5200 Town Center Circle, 4th Floor
Boca Raton FL 33486

Dear Sirs and Madam:

Union Property Investors, Inc. ('UPI' or the 'Company'), and Kranzco Realty Trust ('KRT' or the 'Purchaser'), have agreed to enter into an agreement and plan of merger dated November 12, 1996 (the 'Agreement') which provides for the Company to be merged into KRT Union Corporation, a wholly-owned subsidiary of the Purchaser, organized solely for the purpose of executing such merger (the 'Merger'). At the effective time, each share of the Company's common stock, par value $0.01 per share, issued and outstanding will be converted into the right to receive, subject to closing and incurred expenses adjustments, 0.2980 shares of Purchaser's 9.75% Series B Cumulative Convertible Preferred Shares, par value $0.01 per share with a $25.00 per share liquidation preference (the 'Preferred Series B').

You have asked us whether, in our opinion, the proposed consideration in aggregate to be received by the common shareholders of the Company is fair to such common shareholders from a financial point of view.

In arriving at the opinion set forth below, we have reviewed certain publicly available business and financial information relating to the Company and the Purchaser, including the Agreement. We have also reviewed certain operating and financial information, including financial forecasts, provided to us by the Company and the Purchaser, and have met with members of management of the Company and the Purchaser to discuss the operations, historical financial statements and future prospects of the Company and the Purchaser.

We have also reviewed publicly available financial data and stock market performance of the Company and KRT, and we have compared that data with similar data for other public companies which we deemed generally comparable to the Company and KRT and we have considered the financial terms of certain other business combinations and other transactions which have recently been effected. We also considered such other information, financial studies and analyses and economic and market criteria which we deemed relevant, and performed such other investigations and took into account such other matters as we deemed necessary.

Board of Directors
Union Property Investors, Inc.
Page 2

In preparing our opinion, we have relied on the accuracy and completeness of all information supplied or otherwise made available to us by the Company and KRT, and we have further relied on the assurances of the management of the Company and KRT that they are unaware of any facts that would make the information provided to us incomplete or misleading. In arriving at our opinion, we have not independently verified such information or undertaken an independent appraisal of the properties or other assets of the Company or KRT. With respect to financial forecasts furnished by the Company and KRT, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of the Company's and KRT's respective management as to the expected future financial performance of the Company and KRT. Our conclusions are necessarily based on the information available to us as of, and current market conditions in effect on, the date hereof.

We are expressing no opinion as to the prices at which the Preferred Series B or the KRT common stock will trade subsequent to the Merger, and express no opinion and make no recommendation as to how the common shareholders of the Company should vote at the shareholders' meeting to be held in connection with the Merger.

It is understood that this letter is for the information of the Board of Directors only in connection with its consideration of the Merger. This letter may not be used, quoted in whole or in part, referred to or disclosed in any document without our prior written consent except that this opinion, in its entirety, may be included in any filing made by the Company with the Securities and Exchange Commission with respect to the Merger. Furthermore, it is understood that our opinion may not be relied upon by Leonard S. and/or Robert
M. Mandor or any entities under their control (other than the Company) or for which they are the primary beneficiaries, except in their capacity as directors of the Company.

We have acted as financial advisor to the Company in connection with the Merger and will receive a fee for our services which is contingent upon the consummation of the Merger.

On the basis of, and subject to the foregoing, we are of the opinion that the proposed consideration in aggregate to be received by the common shareholders pursuant to the Merger is fair to such common shareholders from a financial point of view.

                                      Very truly yours,


                                      /s/ Societe Generale Securities
                                              Corporation

          INVESTMENT BANKING--SOCIETE GENERALE SECURITIES CORPORATION

                                                                       ANNEX B-1
                                    [LOGO]
                                                               December 18, 1996

Board of Directors
Union Property Investors, Inc.
5200 Town Center Circle, 4th floor
Boca Raton, FL 33486

Dear Sirs:

We refer to our opinion letter addressed to you dated November 12, 1996 (the 'Opinion Letter'). We have reviewed amendment No. 1 dated December 18, 1996 (the 'Amendment') to the agreement and plan of merger (the 'Agreement') dated November 12, 1996 between Union Property Investors, Inc. ('UPI') and Kranzco Realty Trust ('Kranzco'). The Amendment provides that UPI common stockholders shall have the right to elect to receive for each UPI common share .298 shares of either (i) Series B-1 convertible preferred stock to be issued by Kranzco ('Preferred Series B-1,' formerly known as, and defined in the Opinion Letter as, the 'Preferred Series B') or (ii) Series B-2 convertible preferred stock to be issued by Kranzco (the 'Preferred Series B-2'), which Preferred Series B-2 shall have the terms, designations, preferences, conversion and other rights, and restrictions set forth in Exhibit A-2 to the Agreement.

You have asked us whether the opinion expressed in the Opinion Letter as to the fairness, from a financial point of view, of the consideration in aggregate to be received by the common stockholders of the Company in the form of Preferred Series B-1 is still valid as of such date. We do not opine as to the fairness, from a financial point of view, of the consideration which may be elected to be received by the common stockholders of UPI in the form of Preferred Series B-2.

Subject in all respects to the assumptions made and qualifications set forth above and in the Opinion Letter, our opinion regarding the Preferred Series B-1 is still valid as of November 12, 1996.

                                          Very truly yours,


                                          /s/ Societe Generale Securities
                                                Corporation

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
                                                                         ANNEX C

                               SECTION 262 OF THE
                        DELAWARE GENERAL CORPORATION LAW

                                APPRAISAL RIGHTS

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to Section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the State of Delaware (the 'Delaware Court') of the fair value of his shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word 'stockholder' means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words 'stock' and 'share' mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words 'depository receipt' mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to Section 251 (other than a merger effected pursuant to subsection (g) of Section 251), 252, 254, 257, 258, 263 or 264 of this title:

          (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the holders of the surviving corporation as provided in subsection (f) of Section 251 of this title.

          (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to SectionSection 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

             a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;


             b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

             c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

             d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

          (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under Section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

     (d) Appraisal rights shall be perfected as follows:

          (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2) If the merger or consolidation was approved pursuant to Section 228 or Section 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation there are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within twenty days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either
     (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given; provided that, if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Delaware Court demand a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection
(d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware, or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Delaware Court may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except the dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                                                         ANNEX D

                              KRANZCO REALTY TRUST
                       ARTICLES SUPPLEMENTARY CLASSIFYING
                    [       ] SHARES OF BENEFICIAL INTEREST
                                       AS
            9.75% SERIES B-1 CUMULATIVE CONVERTIBLE PREFERRED SHARES
                                       OF
                              BENEFICIAL INTEREST

                      (PURSUANT TO SECTION 8-203(B) OF THE
                     CORPORATIONS AND ASSOCIATIONS ARTICLE
                       OF THE ANNOTATED CODE OF MARYLAND)

     Kranzco Realty Trust, a real estate investment trust organized and existing under the laws of the State of Maryland (the 'Company'), and having its executive office at 128 Fayette Street, Conshohocken, Pennsylvania 19428, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: Pursuant to the authority granted to and vested in the Board of Trustees of the Company (the 'Board of Trustees') in accordance with the Amended and Restated Declaration of Trust of the Company, dated November 4, 1992, as amended (the 'Declaration of Trust'), the Board of Trustees at a meeting duly
convened and held on [       ] adopted resolutions authorizing, creating and
classifying, out of the 100,000,000 authorized shares of beneficial interest of the Company (the 'Shares'), a separate class of preferred shares of beneficial
interest consisting of [       ] preferred shares of beneficial interest to be
known as the 'Series B-1 Cumulative Convertible Preferred Shares of Beneficial Interest' (the 'Series B-1 Preferred Shares'). The Series B-1 Preferred Shares shall have a par value of $.01 per share. The designation, preferences, conversion and other rights, voting powers, restrictions, or limitations as to dividends or other distributions of the Series B-1 Preferred Shares, which shall be deemed to be part of Article VI of the Declaration of Trust, are as follows:

                    9.75% SERIES B-1 CUMULATIVE CONVERTIBLE
                    PREFERRED SHARES OF BENEFICIAL INTEREST

The Series B-1 Preferred Shares shall be identical in all respects to the 9.75% Series B-2 Cumulative Convertible Preferred Shares of Beneficial Interest, $.01 par value per share, of the Company (the 'Series B-2 Preferred Shares', and, together with the Series B-1 Preferred Shares, the 'Series B Preferred Shares'), and shall have the same rights, privileges and preferences as the Series B-2 Preferred Shares in all circumstances, except with respect to the conversion rights set forth in Subparagraph (D)(1) herein.

A. CERTAIN DEFINITIONS.

     Unless the context otherwise requires, the terms defined in this Paragraph
(A) shall have, for all purposes of the provisions of the Declaration of Trust in respect of the Series B-1 Preferred Shares, the meanings herein specified (with terms defined in the singular having comparable meanings when used in the plural):


     Additional Common Equity. The term 'Additional Common Equity' shall have the meaning set forth in Subparagraph (D)(6)(ii).

     Adjustment Event. The term 'Adjustment Event' shall mean any event described in Subparagraph (D)(6).

     Board of Trustees. The term 'Board of Trustees' shall mean the Board of Trustees of the Company.

     Business Day. The term 'Business Day' shall mean any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law to close.

     Call Price. The term 'Call Price' shall have the meaning set forth in Subparagraph (G)(1).

     Capital Gains Amount. The term 'Capital Gains Amount' shall have the meaning set forth in Subparagraph (B)(7).

     Capital Lease. The term 'Capital Lease' shall mean any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with generally accepted accounting principles to be capitalized on the balance sheet of the lessee.

     Code. The term 'Code' shall mean the Internal Revenue Code of 1986, as amended from time to time.

     Common Equity. The term 'Common Equity' shall mean all shares now or hereafter authorized of any class or series of common shares of beneficial interest of the Company, including the Common Shares, and any other shares, howsoever designated, which have the right (subject always to prior rights of any class or series of preferred shares of beneficial interest) to participate in the distribution of the assets and earnings of the Company without limit as to per share amount.

     Common Share Distribution. The term 'Common Share Distribution' shall have the meaning set forth in Subparagraph (D)(1).

     Common Share Distribution Period. The term 'Common Share Distribution Period' shall have the meaning set forth in Subparagraph (D)(1).

     Common Share Equivalent. The term 'Common Share Equivalent' shall have the meaning set forth in Subparagraph (D)(6)(ii).

     Common Shares. The term 'Common Shares' shall mean the Common Shares of Beneficial Interest, $.01 par value per share, of the Company.

     Company Affiliate. The term 'Company Affiliate' shall have the meaning set forth in Subparagraph (D)(6)(ii).

     Converted Series B-1 Preferred Share Distribution. The term 'Converted Series B-1 Preferred Share Distribution' shall have the meaning set forth in Subparagraph (D)(1).

     Convertible Securities. The term 'Convertible Securities' shall have the meaning set forth in Subparagraph (D)(6)(ii).

     Current Market Price per Common Share. The term 'Current Market Price per Common Share' shall mean the average of the closing prices for a Common Share for the thirty trading days preceding the tenth trading day prior to the relevant date of determination. The closing price for such days shall be the last reported sale price regular way or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange, Inc., or if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, Inc., on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the closing sale price of the Common Shares or in case no reported sale takes place, the average of the closing bid and asked prices, on NASDAQ or any comparable system. If the Common Shares are not quoted on NASDAQ or any comparable system, the Board of Trustees shall in good faith determine the current market price on such basis as it considers appropriate.

     Distribution. The term 'Distribution' or 'Distributions' shall mean any cash or other property paid or payable on or with respect to any share of beneficial interest, common or preferred, including, without limitation, any dividend or other distribution, whether in liquidation or otherwise.

     Distribution Payment Date. The term 'Distribution Payment Date' shall have the meaning set forth in Subparagraph (B)(2).

     Distribution Period. The term 'Distribution Period' shall mean the period from and including the Initial Issue Date to, but not including, the first Distribution Payment Date and thereafter, each quarterly period from and including any Distribution Payment Date to, but not including, the next Distribution Payment Date.

     Distributions Accrued and Accrued Distributions. The terms 'Distributions Accrued' and 'Accrued Distributions' shall mean, with respect to any class or series of preferred shares of beneficial interest, an amount which shall be equal to distributions thereon at the annual distribution rates per share for the respective class or series thereof from the date or dates on which such distributions commence to accrue to the end of the then current distribution period for such preferred shares, less the amount of all distributions paid, with respect to such preferred shares for such period from the date such distributions commenced to accrue.

     Excess Amount. The term 'Excess Amount' shall have the meaning set forth in Subparagraph (D)(1).

     Excess Shares. The term 'Excess Shares' shall have the meaning set forth in Subparagraph (F)(4).

     Four Quarter Preferential Distribution Non-Payment. The term 'Four Quarter Preferential Distribution Non-Payment' shall have the meaning set forth in Subparagraph (E)(2)(ii).

     Initial Issue Date. The term 'Initial Issue Date' shall mean the date that Series B-1 Preferred Shares are first issued by the Company.

     Junior Shares.  The term 'Junior Shares' shall mean, as the case may be,
(i) the Common Equity and any other class or series of Shares which is not entitled to receive any distributions in any Distribution Period unless all distributions required to have been paid or declared and set apart for payment on the Series B-1 Preferred Shares shall have been so paid or declared and set apart for payment or (ii) the Common Equity and any other class or series of Shares which is not entitled to receive any assets upon liquidation, dissolution or winding up of the affairs of the Company until the Series B-1 Preferred Shares shall have received the entire amount to which such Class B Preferred

Shares is entitled upon such liquidation, dissolution or winding up.

     Liquidation Preference. The term 'Liquidation Preference' shall mean $25.00 per share.

     Notice of Redemption. The term 'Notice of Redemption' shall have the meaning set forth in Subparagraph (G)(2).

     Overlapping Period. The term 'Overlapping Period' shall have the meaning set forth in Subparagraph (D)(1).

     Parity Shares.  The term 'Parity Shares' shall mean, as the case may be,
(i) any class or series of Shares which is entitled to receive payment of distributions on a parity with the Series B-1 Preferred Shares or (ii) any class or series of Shares which is entitled to receive assets upon liquidation, dissolution or winding up of the affairs of the Company on a parity with the Series B-1 Preferred Shares.

     Person. The term 'Person' shall mean an individual, corporation, partnership, estate, trust (including a trust classified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company, limited liability company or other entity, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, but does not include an underwriter which participates in a public offering of the Series B-1 Preferred Shares; provided, that such ownership by such underwriter would not result in the Company being 'closely held' within the meaning of Section 856(h) of the Code, or otherwise result in the Company failing to qualify as a REIT.

     Preferred Shares Trustee. The term 'Preferred Shares Trustee' shall have the meaning set forth in Subparagraph (E)(2)(ii).

     Record Date. The term 'Record Date' shall mean the date designated by the Board of Trustees at the time a distribution is declared; provided, that such Record Date shall be the first day of the calendar month in which the applicable Distribution Payment Date falls or such other date designated by the Board of Trustees for the payment of distributions that is not more than ninety (90) days prior to such Distribution Payment Date.

     Redemption Date. The term 'Redemption Date' shall have the meaning set forth in Subparagraph (G)(2).

     Redemption Distributions. The term 'Redemption Distributions' shall have the meaning set forth in Subparagraph (G)(1).

     REIT.  The term 'REIT' shall mean a real estate investment trust under
Section 856 of the Code.

     Senior Shares.  The term 'Senior Shares' shall mean, as the case may be,
(i) any class or series of Shares ranking senior to the Series B-1 Preferred Shares in respect of the right to receive distributions or (ii) any class or series of Shares ranking senior to the Series B-1 Preferred Shares in respect of the right to participate in any distribution upon liquidation, dissolution or winding up of the affairs of the Company.

     Series A Preferred Shares. The term 'Series A Preferred Shares' shall mean the Series A Increasing Rate Cumulative Convertible Preferred Shares of Beneficial Interest, $.01 par value per share, of the Company.

     Series A-1 Preferred Shares. The term 'Series A-1 Preferred Shares' shall mean the Series A-1 Increasing Rate Cumulative Convertible Preferred Shares of Beneficial Interest, $.01 par value per share, of the Company.

     Series A-1 Preferred Share Conversion Limit. The term 'Series A-1 Preferred Share Conversion Limit' shall have the meaning set forth in Subparagraph (D)(6).

     Series B-1 Conversion Price. The term 'Series B-1 Conversion Price' shall have the meaning set forth in Subparagraph (D)(1).

     Series B-1 Excess Shares. The term 'Series B-1 Excess Shares' shall have the meaning set forth in Subparagraph (F)(4).

     Shares. The term 'Shares' shall mean any transferable shares of beneficial interest of the Company of any class or series.

     Series B-1 Excepted Person. The term 'Series B-1 Excepted Person' shall have the meaning set forth in Subparagraph (F)(5).

     Special Conversion Event.  The term 'Special Conversion Event' shall mean:

          (i) Norman M. Kranzdorf ceasing to be any of the following: (A) Chief Executive Officer, (B) Chief Operating Officer or (C) any other senior executive officer of the Company having an active role in such capacity in the management of the business of the Company;

          (ii) the merger or consolidation of the Company with or into any Person, unless (A) immediately following such merger or consolidation, more than 50% of the surviving company's issued and outstanding voting securities are held by the holders of the Company's issued and outstanding voting securities immediately prior to such merger or consolidation and (B) effective provision is made in the charter documents of the surviving Person or otherwise for the recognition, preservation and protection of the preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends or other distributions of the Series B-1 Preferred Shares;

          (iii) the sale, lease, transfer, spin-off, or other disposal or distribution of all or substantially all of the assets of the Company;

          (iv) a tender offer or other similar offer for at least a majority of the voting shares of beneficial interest of the Company by any Person or group of related Persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, is commenced and completed, and as a result thereof such Person or related group of Persons owns or controls more than a majority of the issued and outstanding voting securities of the Company;

          (v) with respect to any agreements for, or notes or other instruments evidencing, borrowed money of the Company or any of the Subsidiaries for, individually or in the aggregate, $10,000,000 or more (including as a result of any cross-default provisions), if (A) the Company or any of the Subsidiaries defaults in any payment of principal or interest, (B) a non-monetary default by the Company or any of the Subsidiaries occurs which is not contested by the Company or the applicable Subsidiary and is not cured within any applicable grace period or waived or (C) a non-monetary default by the Company or any of the Subsidiaries occurs which is contested by the Company or the applicable Subsidiary and is not cured within 30 days after it is determined by a court of competent jurisdiction that the Company or the applicable Subsidiary has committed such default, and, in any case, the holders (or trustees on behalf of such holders) of any indebtedness for borrowed money of the Company or any of the Subsidiaries for an aggregate amount of $10,000,000 or more, pursuant to such agreements, notes or instruments, or any cross-default provisions contained in any agreements, notes or instruments representing indebtedness for borrowed money, elect to accelerate the stated maturity or payment dates of such indebtedness;

          (vi) with respect to any Capital Lease of the Company or any of the Subsidiaries pursuant to which the Company or any of the Subsidiaries has rental obligations in an aggregate amount of $25,000,000 or more over the term of such Capital Lease (including as a result of any cross-default provisions), if (A) a default by the Company or any of the Subsidiaries occurs in any payment of any rental obligations, (B) a non-monetary default by the Company or any of the Subsidiaries occurs which is not contested by the Company or the applicable Subsidiary and is not cured within any applicable grace period or waived or
     (C) a non-monetary default by the Company or any of the Subsidiaries occurs which is contested by the Company or the applicable Subsidiary and is not cured within 30 days after it is determined by a court of competent jurisdiction that the Company or the applicable Subsidiary has committed such default, and, in each case, if the lessors of Capital Leases of the Company or any of the Subsidiaries pursuant to which the Company or any of the Subsidiaries has rental obligations in an aggregate amount of $25,000,000 or more over the term of such Capital Leases, pursuant to such Capital Leases, or any cross-default provisions contained in any Capital Leases, elect to accelerate all remaining rental obligations under such Capital Leases to become due prior to the stated payment dates thereof;

          (vii) the commencement by or against the Company of any insolvency, bankruptcy, dissolution, liquidation or receivership proceedings with respect to the Company;

          (viii) the loss of the Company's status as a REIT; or


          (ix) if the Company shall have failed to pay a distribution on the outstanding Series B-1 Preferred Shares for any quarterly Distribution Period within five days of the Distribution Payment Date therefor.

     Subsidiaries. The term 'Subsidiaries' shall mean all corporations, partnerships or other business entities of which more than 50% of the total voting securities or equity securities are owned or controlled by the Company.

     Total Distributions. The term 'Total Distributions' shall have the meaning set forth in Subparagraph (B)(7).

B. DISTRIBUTIONS.

     1. The record holders of Series B-1 Preferred Shares shall be entitled to receive from the Initial Issue Date, when, as and if authorized by the Board of Trustees, out of assets legally available for payment of distributions, cumulative cash distributions at a rate of 9.75% per annum of the Liquidation Preference per Series B-1 Preferred Share, computed on the basis of a 360-day year consisting of twelve 30-day months.

     2. Distributions on the Series B-1 Preferred Shares shall accrue and be cumulative from the Initial Issue Date. Distributions shall be payable quarterly in arrears for each Distribution Period when, as and if authorized by the Board of Trustees, on January 20, April 20, July 20 and October 20 of each year (each, a 'Distribution Payment Date'), commencing on the first Distribution Payment Date following the Initial Issue Date. If any Distribution Payment Date occurs on a day that is not a Business Day, any accrued distributions otherwise payable on such Distribution Payment Date shall be paid on the next succeeding Business Day. The amount of distributions payable on Series B-1 Preferred Shares for each full Distribution Period shall be computed by dividing by four the annual distribution rate set forth in Subparagraph (B)(1). Distributions payable in respect of any Distribution Period which is less than a full Distribution Period in length will be computed on the basis of a 360-day year consisting of twelve 30-day months. Subject to Subparagraph (D)(1), distributions shall be paid to the record holders of the Series B-1 Preferred Shares as their names shall appear on the share records of the Company at the close of business on the Record Date for such distribution. Subject to Subparagraph (D)(1), distributions in respect of any past Distribution Periods that are in arrears may be authorized, declared, set apart for payment and paid at any time to record holders on the Record Date therefor. Any distribution payment made on Series B-1 Preferred Shares shall be first credited against the earliest accrued but unpaid distribution due which remains payable. Upon issuance, the Series B-1 Preferred Shares will rank on a parity as to distributions with the Series A Preferred Shares and the Series B-2 Preferred Shares.

     3. Except as provided in the next sentence, if any Series B-1 Preferred Shares are outstanding, no distributions (other than in Junior Shares or Common Shares) shall be authorized, declared, set apart for payment or paid on any class or series of Junior Shares or Parity Shares unless all accrued distributions on the Series B-1 Preferred Shares for all prior Distribution Periods and the then current Distribution Period have been or contemporaneously are authorized, declared, set apart for payment or paid. When distributions are not so paid in full (or a sum sufficient for such full payment is not so set apart for payment) upon the Series B-1 Preferred Shares and any other class or series of Parity Shares, all distributions authorized or declared upon the Series B-1 Preferred Shares and any such class or series of Parity Shares shall be authorized or declared pro rata so that the amount of distributions authorized or declared per share on the Series B-1 Preferred Shares and such class or series of Parity Shares shall in all cases bear to each other the same ratio that accrued and unpaid distributions per share on the Series B-1 Preferred Shares and such class or series of Parity Shares bear to each other.

     4. Except as provided in Subparagraph (B)(3), unless all accrued distributions on the Series B-1 Preferred Shares have been or contemporaneously are authorized, declared, set apart for payment or paid for all prior Distribution Periods and the then current Distribution Period, no Junior Shares or Parity Shares shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such Shares) by the Company (except by conversion into or exchange for Junior Shares or Common Shares). Holders of the Series B-1 Preferred Shares shall not be entitled to any distributions, whether payable in cash, property or Shares, in excess of accrued and cumulative distributions as herein provided. No interest or sum of money in lieu of interest shall be payable in respect of any distribution payment or payments on the Series B-1 Preferred Shares that may be in arrears.

     5. No distribution on Series B-1 Preferred Shares shall be required to be authorized, declared, set apart for payment or paid by the Company to the extent such authorization, declaration, setting apart for payment or payment shall be restricted or prohibited by law. Notwithstanding that any distributions on Series B-1 Preferred Shares are restricted or prohibited by law, such distributions shall accrue and be cumulative.

     6. Distributions on the Series B-1 Preferred Shares, if not paid on the applicable Distribution Payment Date, will accrue whether or not distributions are authorized or declared for such Distribution Payment Date, whether or not the Company has earnings and whether or not there are assets legally available for the payment of such distributions.

     7. If, for any taxable year, the Board of Trustees elects to designate as 'capital gain dividends' (as defined in Section 857 of the Code) any portion (the 'Capital Gains Amount') of the distributions paid or made available for the year to holders of all classes of Shares (the 'Total Distributions'), then the portion of the Capital Gains Amount that shall be allocable to holders of the Series B-1 Preferred Shares shall be the Capital Gains Amount multiplied by a fraction, the numerator of which shall be the total distributions paid or made available to the holders of the Series B-1 Preferred Shares for the year and the denominator of which shall be the Total Distributions.


C. DISTRIBUTIONS UPON LIQUIDATION, DISSOLUTION OR WINDING UP.

     1. Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, before any distribution shall be made to the holders of any Junior Shares, and subject to the payment or provision or reserve for payment of the debts and liabilities (whether absolute, accrued, asserted or unasserted, contingent or otherwise) and the preferences of Senior Shares, if any, of the Company, the holders of Series B-1 Preferred Shares shall be entitled to receive, out of the assets of the Company legally available for payment of distributions, liquidating distributions in cash (or property at its fair market value as determined in good faith by the Board of Trustees (or a combination thereof)) in the amount of the Liquidation Preference for each Series B-1 Preferred Share plus an amount equal to all accrued and unpaid distributions pursuant to Paragraph (B) (whether or not authorized or declared, and whether or not there would be assets legally available for the payment of such distributions) to the date of such liquidation, dissolution or winding up. After payment of the full amount of the liquidating distributions to which they are entitled pursuant to this Subparagraph (C)(1), the holders of Series B-1 Preferred Shares will have no right or claim to any of the remaining assets of the Company and shall not be entitled to any other distribution.

     2. Notwithstanding any provision in Subparagraph (C)(1) to the contrary, in the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the assets legally available for payment of distributions are insufficient to pay (x) the full amount of the liquidating distributions to which holders of Series B-1 Preferred Shares would otherwise be entitled pursuant to Subparagraph (C)(1) and (y) the corresponding amounts of the liquidating distributions to which holders of Parity Shares would be entitled upon liquidation, dissolution or winding up of the affairs of the Company, then the holders of the Series B-1 Preferred Shares and the holders of the Parity Shares shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they otherwise would be respectively entitled. Upon issuance, the Series B-1 Preferred Shares will rank on a parity with the Series A Preferred Shares and the Series B-2 Preferred Shares as to the distribution of assets upon any liquidation, dissolution or winding up of the affairs of the Company.

D. CONVERSION.

     1. Holders of Series B-1 Preferred Shares shall have the right, exercisable
after          , 1998 (unless otherwise exercisable earlier pursuant to this
Subparagraph (D)(1)), at any time and from time to time, to convert all or any Series B-1 Preferred Shares (except that upon any dissolution, liquidation or winding up of the affairs of the Company the right of conversion shall terminate at the close of business on the Business Day fixed for payment of the liquidating distributions to which holders of Series B-1 Preferred Shares are entitled) into such number of fully paid Common Shares as is obtained by: (i) multiplying the number of Series B-1 Preferred Shares to be converted by $25.00 and (ii) dividing the result by the conversion price listed below that will be in effect during the corresponding date of conversion listed below:

DATE OF CONVERSION                                                                        CONVERSION PRICE
---------------------------------------------------------------------------------------   ----------------
Prior to the occurrence of a Special Conversion Event:
           , 1998 to and including          , 1999.....................................       $19.1750
           , 1999 to and including          , 2000.....................................       $18.6875
           , 2000 to and including          , 2001.....................................       $18.2000
           , 2001 and thereafter.......................................................       $17.7125
At any time after a Special Conversion Event shall have occurred.......................       $17.7125
At any time after Notice of Redemption pursuant to Paragraph (G) hereof................       $16.2500

If, and each time, a conversion price listed above then in effect (the 'Series B-1 Conversion Price') shall be adjusted pursuant to the terms of these Paragraphs (A) through (N), all of the conversion prices listed above shall be so adjusted as though such conversion prices were in effect on the date of adjustment. The Series B-1 Conversion Price shall be the conversion price as last adjusted and then in effect. Notwithstanding anything else to the contrary,
(x) after any Special Conversion Event under clauses (i), (iv), (v), (vi),
(vii), (viii) or (ix) of the definition thereof and (y) immediately prior to any Special Conversion Event under clauses (ii) or (iii) of the definition thereof, holders of Series B-1 Preferred Shares shall have the right, exercisable at any time, to convert, in accordance with the terms of this Paragraph (D), all or any such Series B-1 Preferred Shares (except that upon any dissolution, liquidation or winding up of the affairs of the Company the right of conversion shall terminate at the close of business on the Business Day fixed for payment of the liquidating distributions to which holders of Series B-1 Preferred Shares are entitled) into such number of fully paid Common Shares as is obtained by: (x) multiplying the number of Series B-1 Preferred Shares to be converted by $25.00 and (y) dividing the result by $17.7125, as adjusted pursuant to this Paragraph
(D).

     Notwithstanding anything to the contrary, during the period from the date the Company resolves to take any action that would constitute a Special Conversion Event under clauses (ii) or (iii) of the definition thereof until the consummation of such Special Conversion Event, the holders of Series B-1 Preferred Shares shall have the right to make an election to convert all or any Series B-1 Preferred Shares conditional upon approval of such Special Conversion Event by the holders entitled to vote on such matter, in which case, if such Special Conversion Event is approved, conversion of such Series B-1 Preferred Shares as to which a conditional election has been made shall occur immediately prior to such Special Conversion Event.

     In the event that a tender offer or other similar offer shall have been commenced which if consummated would result in a Special Conversion Event under clause (iv) of the definition thereof, holders shall have the right to convert their Series B-1 Preferred Shares pursuant to the terms hereof within the five business day period prior to the consummation of such tender offer or other similar offer; provided, however, if such tender offer or other similar offer is not consummated or, if consummated, does not result in a Special Conversion

Event under clause (iv) of the definition thereof, then the Company shall have the right to redeem any and all Common Shares into which any Series B-1 Preferred Shares were converted pursuant to such clause (iv) for the same number of Series

B-1 Preferred Shares converted pursuant thereto, upon written notice from the Company notifying such holder of the election of the Company to redeem such Series B-1 Preferred Shares stating the number of Common Shares to be surrendered, the number of Series B-1 Preferred Shares to be issued therefor and the date and the place(s) where the certificate(s) representing such Series B-1 Preferred Shares are to be surrendered. On or after the date specified in such notice, each such holder shall present and surrender his certificate or certificates for such Common Shares to the Company at the place designated in such notice for redemption and thereupon such holder shall be issued the same number of Series B-1 Preferred Shares converted and each surrendered certificate shall be cancelled. From and after the date of issuance of the number of Series B-1 Preferred Shares set forth in the notice, (i) all distributions on the Common Shares to be redeemed shall cease to accrue, and (ii) all rights of the holders thereof as holders of Common Shares shall cease and terminate, except for the right to receive the number of Series B-1 Preferred Shares upon the surrender of Common Shares certificates as set forth in the notice.

     In addition to any other notice required to be given hereunder, (i) if a
Special Conversion Event shall have occurred, or, (ii) if, prior to          ,
1998, an Adjustment Event shall have occurred, the Company shall, within five Business Days of such occurrence, send notice to all holders of Series B-1 Preferred Shares (1) that the Series B-1 Preferred Shares are convertible and not subject to any waiting period with respect to the conversion thereof, (2) of the date as of which the Series B-1 Preferred Shares became convertible, (3) of the ratio at which the Series B-1 Preferred Shares are convertible and (4) a description of the nature of the Special Conversion Event or Adjustment Event, as the case may be. The Company shall send notice to all holders of Series B-1 Preferred Shares describing any action that would constitute a Special Conversion Event under clauses (ii) or (iii) of the definition thereof, together with a form of conversion notice, at least 30 calendar days prior to any vote of holders of the Common Shares required to approve such action, or, if no such vote is so required, prior to the consummation of the transaction.

     Notwithstanding the surrender of Series B-1 Preferred Shares for conversion into Common Shares, all accrued distributions with respect to such Series B-1 Preferred Shares for any past Distribution Periods that are in arrears at the time of such conversion shall be paid to the registered holder of such Series B-1 Preferred Shares in the same manner as if such registered holder continued to be the registered holder of such converted Series B-1 Preferred Shares following such conversion or, if upon conversion of such Series B-1 Preferred Shares there will be no more Series B-1 Preferred Shares outstanding, then at the time of such conversion. In addition, if any holder surrenders Series B-1 Preferred Shares for conversion into Common Shares, such holder shall be entitled to receive a distribution on such Series B-1 Preferred Shares converted for the portion of the current Distribution Period such holder owned the Series B-1 Preferred Shares surrendered for conversion, notwithstanding that the record date for the distribution payable for the current Distribution Period may not have occurred, in an amount per Series B-1 Preferred Share converted equal to the product of (i) the distribution payable on each Series B-1 Preferred Share converted for the current Distribution Period, multiplied by (ii) a fraction, the numerator of which is the number of calendar days in such Distribution Period elapsed to (but not including) the date of conversion and the denominator of which is the total number of calendar days in such Distribution Period.

     If any holder surrenders Series B-1 Preferred Shares for conversion into Common Shares and as a result thereof such holder is or will be entitled to receive distributions with respect to both such Series B-1 Preferred Shares converted and such Common Shares into which such Series B-1 Preferred Shares were converted for the same period of time (the 'Overlapping Period'), then, at the time of and as a condition precedent to such conversion (or, if at the time of such conversion the amount of the distribution with respect to such Common Shares has not yet been determined, at the time of such determination), the Company shall withhold from any distribution payable on such Series B-1 Preferred Shares converted, an amount equal to the Excess Amount (defined below), if any. If the amount of any distribution payable on such Series B-1 Preferred Shares converted shall not be sufficient to pay any Excess Amount, such holder hereby authorizes the Company to withhold from any distribution payable to such holder on any Series B-1 Preferred Shares owned by such holder or, to the extent permissible, on any Common Shares owned by such holder, an amount equal to the Excess Amount. 'Excess Amount' shall mean an amount equal to the product of (i) the sum of the distributions payable on each Common Share into which such Series B-1 Preferred Shares were converted for the distribution period relating to the Common Shares in which the Overlapping Period occurs, multiplied by (ii) a fraction, the numerator of which is the number of calendar days in the Overlapping Period and the denominator of which is the total number of calendar days in such distribution period relating to the Common Shares in which the Overlapping Period occurs.

     2. Any holder of one or more Series B-1 Preferred Shares electing to convert such Share or Shares shall deliver the certificate or certificates therefor to the principal office of the transfer agent for the Common Shares, with the form of notice of election to convert prescribed by the Company fully completed and duly executed and (if so required by the Company or any conversion agent) accompanied by instruments of transfer in form reasonably satisfactory to the Company and to any conversion agent, duly executed by the registered holder or his duly authorized attorney, and any payments (or evidence of payment) required pursuant to Subparagraph (D)(4). The conversion right with respect to any such Series B-1 Preferred Shares shall be deemed to have been exercised on the date upon which the last of the conditions for conversion provided in this Subparagraph (D)(2) have been satisfied by the holder of such Series B-1 Preferred Shares, and the Person or Persons entitled to receive the Common Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares on such date.

     3. No fractional Common Share or scrip representing a fractional Common Share shall be issued upon conversion of Series B-1 Preferred Shares. If more than one Series B-1 Preferred Share shall be surrendered for conversion on any day by the same holder, the number of full Common Shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series B-1 Preferred Shares so surrendered by such holder on such day. Instead of any fractional Common Share which would otherwise be issuable upon conversion of any Series B-1 Preferred Shares, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per Common Share.

     4. If a holder converts Series B-1 Preferred Shares, the Company shall pay, at the time of and as a condition precedent to conversion, any documentary, stamp or similar issue or transfer tax due on the issuance of Common Shares upon the conversion. The holder, however, shall pay to the Company the amount of any tax which is due (or shall establish to the satisfaction of the Company payment thereof) if the shares are to be issued in a name other than the name of the Person in whose name such Series B-1 Preferred Shares are registered.

     5. The Company shall reserve and shall at all times keep reserved out of its authorized but unissued Common Shares a sufficient number of Common Shares to permit the conversion of the then outstanding Series B-1 Preferred Shares that may then be converted. All Common Shares which may be issued upon conversion of Series B-1 Preferred Shares shall be validly issued and fully paid, and not subject to preemptive or other similar rights. In order that the Company may issue Common Shares upon conversion of Series B-1 Preferred Shares, the Company will endeavor to comply with all applicable Federal and State securities laws and will endeavor to list such Common Shares to be issued upon conversion on each securities exchange on which the Common Shares are listed.

     The Series B-1 Preferred Shares converted pursuant to the provisions of this Paragraph (D) shall thereupon be retired and may not be reissued as Series B-1 Preferred Shares but shall thereafter have the status of authorized but unissued Shares.

     6. The conversion rate in effect at any time shall be subject to adjustment from time to time upon the happening of certain events as follows:

          (i) Distribution of Common Shares; Reclassification; Subdivision; Combination. In case the Company shall (1) pay a dividend payable in, effect a split up of, or make any other distribution in, Common Shares to holders of the Common Shares, (2) reclassify the outstanding Common Shares into Shares of some other class or series of Shares, (3) subdivide the outstanding Common Shares into a greater number of Common Shares or (4) combine the outstanding Common Shares into a smaller number of Common Shares, the conversion rate immediately prior to such action shall be adjusted so that the holder of any Series B-1 Preferred Shares thereafter surrendered for conversion shall be entitled to receive the number of Common Shares which he would have owned immediately following such action had such Series B-1 Preferred Shares been converted immediately prior thereto. An adjustment made pursuant to this Subparagraph (D)(6)(i) shall become effective immediately after the record date in the case of a distribution and shall become effective immediately after the effective date in the case of a reclassification, subdivision or combination.

         (ii) Issuance of Additional Common Equity. (A) If the Company shall issue to a Person who is not a Company Affiliate (as defined below) at the time of issuance any Additional Common Equity (as defined below) at a price per share less than 85% of the Current Market Price per Common Share then in effect on the date of such issuance, then the number of Common Shares into which each Series B-1 Preferred Share shall be convertible shall be adjusted so that the same shall be equal to the number determined by multiplying the number of Common Shares into which such Series B-1 Preferred Share was convertible immediately prior to such issuance by a fraction of which the numerator shall be the number of shares of Common Equity outstanding immediately prior to such issuance plus the number of shares of Additional Common Equity offered, and of which the denominator shall be the number of shares of Common Equity outstanding immediately prior to such issuance plus the number of shares of Common Equity which the aggregate offering price of the Additional Common Equity offered would purchase at such Current Market Price per Share. Such adjustments shall become effective immediately after such issuance.

          (B) If the Company shall issue to a Person who is a Company Affiliate at the time of issuance, in any one or a series of related transactions, any Additional Common Equity at a price per share less than the Current Market Price per Common Share then in effect on the date of such issuance, then the number of Common Shares into which each Series B-1 Preferred Share shall be convertible shall be adjusted so that the same shall be equal to the number determined by multiplying the number of Common Shares into which such Series B-1 Preferred Share was convertible immediately prior to such issuance by a fraction of which the numerator shall be the number of shares of Common Equity outstanding immediately prior to such issuance plus the number of shares of Additional Common Equity offered, and of which the denominator shall be the number of shares of Common Equity outstanding immediately prior to such issuance plus the number of shares of Common Equity which the aggregate offering price of the Additional Common Equity offered would purchase at such Current Market Price per Share. Such adjustments shall become effective immediately after such issuance.

    'Additional Common Equity' shall mean all Common Equity issued by the Company except: (1) the Common Shares issued upon conversion of the Series B-1 Preferred Shares; (2) the Common Equity issued upon conversion of any Senior Shares, Parity Shares, Common Share Equivalents or any other shares of beneficial interest which, by their terms, are convertible into Common Equity and (a) which were outstanding on November 12, 1996, (b) for which no adjustment pursuant to this Subparagraph (D)(6) was required at the time of issuance or the time of any amendment or change thereto or (c) for which an adjustment is provided for in another provision of this Paragraph (D)(6);
    (3) up to an aggregate of 250,000 shares of Common Equity and shares of Common Equity into which Common Share Equivalents are exercisable, exchangeable or convertible, in each case issued to Affiliates of the Company from and after November 12, 1996, at a price per share less than the Current Market Price per Common Share then in effect on the date of such issuance, including, without limitation, shares of Common Equity or Common Share Equivalents issued to directors, officers, employees, or trustees of the Company or any Subsidiary of the Company and those issued pursuant to stock option, stock purchase, performance or other remuneration plans adopted by the Board of Trustees from time to time (including, without limitation, the Company's 1992 Employee Share Option Plan, 1992 Trustee Share Option Plan and 1995 Management Incentive Plan; (4) the issuance of shares of Common Equity under any circumstances for which an adjustment is provided in Subparagraph (D)(6)(i); or (5) Common Equity issued pursuant to a dividend reinvestment plan or stock purchase plan available to all holders of Common Equity.

    'Company Affiliate' shall mean, with respect to any issuance of Additional Common Equity, (i) any trustee, director, officer or employee of the Company or of any subsidiary of the Company, (ii) any Person that is the direct or indirect owner of more than five percent of the issued and outstanding Common Equity of the Company, (iii) any Person that controls, is controlled by or is under common control with, the Company, (iv) any trustee, director, officer, employee or family member of any Person listed in clauses (i), (ii) or (iii) of this definition or (v) any Person with respect to which any Person listed in clauses (i) through (iv) of this definition is a director, officer or the direct or indirect owner of more than ten percent of the issued and outstanding equity securities of such Person immediately prior to any such issuance.

    'Common Share Equivalent' shall mean any evidence of indebtedness, shares of stock or beneficial interest (other than Series B-1 Preferred Shares) or other securities which are or may be convertible into or exchangeable for Additional Common Equity ('Convertible Securities'), or any warrant, option or other right to subscribe for any Convertible Securities or for any Additional Common Equity.

    For purposes of this Subparagraph (D)(6)(ii), the number of Common Equity at any time outstanding shall not include Common Equity held in the treasury of the Company.

          (iii) Issuance of Common Share Equivalents. (A) If the Company shall issue to a Person who is not a Company Affiliate at the time of issuance any Common Share Equivalent and the aggregate of the price per Common Share Equivalent and the price per share for which shares of Additional Common Equity may be issuable thereafter pursuant to such Common Share Equivalent shall be below an amount equal to 85% of the Current Market Price per Common Share on the record date for determination of the holders of the Common Shares entitled to receive such issue, or, if, after any such issuance, the price per share for which shares of Additional Common Equity may be issuable thereafter is amended or changed and the aggregate of such price, as so amended or changed, and the price per Common Share Equivalent, shall be below an amount equal to 85% of the Current Market Price per Common Share at the effective time of such amendment or change, then the number of Common Shares into which each Series B-1 Preferred Share shall be convertible shall be adjusted so that the same shall be equal to the number determined by multiplying the number of Common Shares into which such Series B-1 Preferred Share was convertible immediately prior to such record date by a fraction of which the numerator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares into which, or for which, the Common Share Equivalents so offered are convertible or exercisable, and of which the denominator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the Common Shares into which, or for which, the Common Share Equivalents so offered are convertible or exercisable would purchase at such Current Market Price per Common Share. Such adjustments shall become effective immediately after such record date.

          (B) If the Company shall issue to a Person who is a Company Affiliate at the time of issuance, in any one or a series of related transactions, any Common Share Equivalents and the aggregate of the price per Common Share Equivalent and the price per share for which shares of Additional Common Equity may be issuable thereafter pursuant to such Common Share Equivalent shall be below an amount equal to the Current Market Price per Common Share on the date of issue, or, if, after any such issuance, the price per share for which shares of Additional Common Equity may be issuable thereafter is amended or changed and the aggregate of such price, as so amended or changed, and the price per Common Share Equivalent, shall be below an amount equal to the Current Market Price per Common Share at the effective time of such amendment or change, then the number of Common Shares into which each Series B-1 Preferred Share shall be convertible shall be adjusted so that the same shall be equal to the number determined by multiplying the number of Common Shares into which such Series B-1 Preferred Share was convertible immediately prior to such record date by a fraction of which the numerator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares into which, or for which, the Common Share Equivalents so offered are convertible or exercisable, and of which the denominator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the Common Shares into which, or for which, the Common Share Equivalents so offered are convertible or exercisable would purchase at such Current Market Price per Common Share. Such adjustments shall become effective immediately after such issuance.

          (iv) Conversion of Series A Preferred Shares or Series A-1 Preferred Shares. Notwithstanding anything to the contrary contained in this Subparagraph (D)(6), if the aggregate number of Common Shares into which the Series A Preferred Shares or Series A-1 Preferred Shares are converted exceeds 500,000 Common Shares, subject to adjustment pursuant to Subparagraph (D)(6)(i) (the 'Series A Conversion Limit'), then the number of Common Shares into which each Series B-1 Preferred Share shall be convertible shall be adjusted so that the holder of any Series B-1 Preferred Shares thereafter surrendered for conversion shall be entitled to receive such number of Common Shares as would have been received by such holder of Series B-1 Preferred Shares having the same percentage of the then outstanding Common Shares upon such conversion as such holder would have received upon conversion if the aggregate number of Common Shares into which the Series A Preferred Shares or Series A-1 Preferred Shares were converted equalled the Series A Conversion Limit at the time of conversion of such Series B-1 Preferred Shares.


          (v) Additional Adjustments. In the event that the Company shall issue to Affiliates of the Company in excess of an aggregate of 250,000 shares of Common Equity and shares of Common Equity into which Common Share Equivalents are exercisable, exchangeable or convertible, in each case which are issued from and after November 12, 1996, at a price per share less than the Current Market Price per Common Share then in effect on the date of such issuance, then the calculation of the number of Common Shares into which each Series B-1 Preferred Share is convertible shall be adjusted pursuant to the provisions of this Subparagraph (D)(6) for each such shares of Common Equity and Common Share Equivalents to Affiliates of the Company at a price per share less than the Current Market Price per Common Share then in effect on the date of such issuance.

          (vi) Limitation of Adjustments.  For purposes of this Subparagraph
     (D)(6), the number of Common Shares or Common Equity at any time outstanding shall not include Common Shares or Common Equity held in the treasury of the Company. No adjustment of the Series B-1 Conversion Price shall be made under Subparagraph (D)(6)(iii), (1) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or rights, if any adjustment shall previously have been made in the Series B-1 Conversion Price then in effect upon the issuance of such warrants or other rights pursuant to Subparagraph (D)(6)(iii) or otherwise pursuant to this Subparagraph (D)(6) or (2) upon the issuance of the Series A-1 Preferred Shares in exchange for all or any of the issued and outstanding Series A Preferred Shares.

          (vii) Additional Distributions. If the Company shall make a dividend or distribution of securities (other than Common Shares or Common Share Equivalents) or other property to the holders of Junior Shares and not to the holders of the Series B-1 Preferred Shares, then, unless the holders of the Series B-1 Preferred Shares are entitled to receive such distribution at a later time upon conversion of the Series B-1 Preferred Shares and such distribution has been set aside for such later distribution, each holder of Series B-1 Preferred Shares shall receive at the time of payment or issuance of such dividend or distribution, without payment or any consideration therefor, such securities or other property which he would have owned immediately following such dividend or distribution had such holder's Series B-1 Preferred Shares been converted immediately prior thereto; and an appropriate provision therefor shall be made a part of any such dividend or distribution.

          (viii) Computation of Consideration. In making adjustments to the Series B-1 Conversion Price pursuant to this Subparagraph (D)(6), the consideration received by the Company shall be deemed to be the following: to the extent that any Additional Common Equity, any Common Share Equivalents or rights shall be issued for a cash consideration, the consideration received by the Company therefor, or, if such Additional Common Equity or Common Share Equivalents are offered by the Company for subscription, the subscription price paid to and received by the Company, or, if such Additional Common Equity or Common Share Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price, in each such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts, commissions or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issue thereof; to the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the consideration received by the Company shall be the fair market value of such consideration at the time of such issuance as determined in good faith by the Board of Trustees. The consideration for any Additional Common Equity issuable pursuant to any Common Share Equivalents shall be the consideration received by the Company for issuing such Common Share Equivalents, plus the additional consideration payable to the Company upon the exercise, conversion or exchange of such Common Share Equivalents. In the case of the issuance at any time of any Additional Common Equity or Common Share Equivalents in payment or satisfaction of any dividend upon any class of stock other than Common Shares, the Company shall be deemed to have received for such Additional Common Equity or

     Common Share Equivalents a consideration equal to the amount of such dividend so paid or satisfied. In any case in which the consideration to be received or paid shall be other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Trustees, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith.

     7. No adjustment in the conversion rate shall be required until cumulative adjustments result in a change of 1% or more of the conversion price as in effect prior to the last adjustment of the conversion rate; provided, that any adjustment which by reason of this Subparagraph (D)(7) is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Paragraph (D) shall be rounded up to the nearest cent ($.01) or to the nearest one-thousandth (1/1000) of a share, as the case may be. No adjustment to the conversion rate shall be made for cash dividends.

     8. In the event that, as a result of an adjustment made pursuant to Subparagraph (D)(6), the holder of any Series B-1 Preferred Shares thereafter surrendered for conversion shall become entitled to receive any Shares other than Common Shares, thereafter the number of such Shares so receivable upon conversion of any Series B-1 Preferred Shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in this Paragraph
(D).

     9. The Company may make such increases in the number of Common Shares to be received upon the conversion of Series B-1 Preferred Shares, in addition to those required by Subparagraph (D)(6), as is considered to be advisable by the Board of Trustees in order that any event treated for Federal income tax purposes as a distribution of shares or share rights shall not be taxable to the recipients thereof.


     10. Whenever the conversion rate is adjusted, the Company shall, in addition to any notice required to be delivered pursuant to Subparagraphs (D)(1) or (D)(11), promptly, but in no event later than ten days following such adjustment, send notice to all holders of Series B-1 Preferred Shares of the adjustment and shall cause to be prepared a certificate signed by the principal financial officer of the Company setting forth, in reasonable detail, the adjusted conversion rate and a brief statement of the facts requiring such adjustment and the computation thereof (including a description of the basis on which the Board of Trustees made any determination relating to such adjustment); such certificate shall forthwith be filed with each transfer agent for the Series B-1 Preferred Shares.

     11. Each holder of Series B-1 Preferred Shares shall be entitled to all notices, including notice of the record dates for any votes with respect to the Common Shares, delivered to holders of Common Shares. In addition, in the event that:

          (i) the Company resolves to take any action which, if it were to occur, would require an adjustment in the conversion rate, or takes such action, or

          (ii) the Company resolves to take any action which, if it were to occur, would constitute a Special Conversion Event, or a Special Conversion Event occurs,

a holder of Series B-1 Preferred Shares, if it has a right to convert, may wish to convert, at the applicable conversion ratio, some or all of such shares into Common Shares prior to the record date for, or the effective date of, the transaction so that it may receive the rights, warrants, securities or assets which a holder of Common Shares on that date may receive. Therefore, the Company shall, in addition to any notice required to be delivered pursuant to Subparagraphs (D)(1) or (D)(10), send notice to all holders of Series B-1 Preferred Shares stating the proposed record or effective date of the transaction described in clauses (ii) or (iii) of the definition of Special Conversion Event at least 30 days before such date.

     In the event (a) that the Company shall authorize the granting to holders of Common Shares of rights to subscribe for or purchase any shares of beneficial interest of any class or of any other rights or (b) of any capital reorganization or reclassification of the shares of beneficial interest of the Company, then the Company shall provide to the holders of the Series B-1 Preferred Shares prompt notice stating
(i) the date on which a record is to be taken for the purpose of such distribution or subscription rights, or, if a record is not to be taken, the date as of which the holders of Common Shares of record would be entitled to such distribution or subscription rights or (ii) the date on which a capital reorganization or reclassification is expected to become effective.

     12. In case of (i) any reclassification of outstanding Common Shares issuable upon conversion of Series B-1 Preferred Shares, or (ii) any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification of outstanding Common Shares issuable upon such conversion), the rights of the holders of the outstanding Series B-1 Preferred Shares shall be adjusted in the manner described below:

          (i) In the event that the Company is the surviving corporation, each Series B-1 Preferred Share shall, without payment of additional consideration therefor, be deemed modified so as to provide that upon conversion of each Series B-1 Preferred Share, the holder thereof shall receive, in lieu of each Common Share theretofore issuable upon such conversion, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, consolidation or merger by the holder of one Common Share issuable upon such conversion had such conversion occurred immediately prior to such reclassification, consolidation or merger. Such Series B-1 Preferred Share shall be deemed to provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Subparagraph (D)(12). The provisions of this Subparagraph (D)(12)(i) shall similarly apply to successive reclassifications, consolidations and mergers.

          (ii) In the event that the Company is not the surviving corporation,
     (A) effective provision shall be made in the charter documents of the surviving Person or otherwise for the recognition, preservation and protection of the preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends or other distributions of the Series B-1 Preferred Shares or (B) the surviving corporation shall, without payment of any additional consideration therefor, issue new Series B-1 Preferred Shares providing that, upon conversion thereof, the holder thereof shall receive, in lieu of each Common Share theretofore issuable upon conversion of the Series B-1 Preferred Shares, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, consolidation or merger by the holder of one Common Share issuable upon conversion of the Series B-1 Preferred Shares had such conversion occurred immediately prior to such reclassification, consolidation or merger. Such new Series B-1 Preferred Shares shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Subparagraph (D)(12)(ii). The provisions of this Subparagraph (D)(12)(ii) shall similarly apply to successive reclassifications, consolidations and mergers.

A change in par value, or from par value to no par value, or from no par value to par value, or a change as a result of a subdivision or combination, shall not be deemed a reclassification for purposes of these Paragraphs (A) through (N).

E. VOTING RIGHTS.

     1. The holders of Series B-1 Preferred Shares shall not be entitled to vote at, or participate in, any meeting of shareholders of the Company, and shall have no other right to vote, except (i) as provided in Paragraph (L), (ii) as provided in Subparagraph (E)(2), or (iii) as required by law.

     2. (i) (A) If (x) the Company shall have failed to pay the distributions on the outstanding Series B Preferred Shares for any two quarterly Distribution

Periods (whether or not consecutive) or (y) a Special Conversion Event shall have occurred (notwithstanding that such Special Conversion Event at any time thereafter no longer continues), the holders of the Series B Preferred Shares shall immediately and at all times thereafter vote together with the holders of the Common Shares as a single class on all actions to be taken by the holders of the Common Shares. Each holder of Series B Preferred Shares shall be entitled to such number of votes as shall equal the number of Common Shares into which his Series B Preferred Shares are then convertible, and be entitled to notice of all shareholder meetings with respect to which the holders of Common Shares are then entitled.

     (B) If the Company resolves to take any action that would constitute a Special Conversion Event under clauses (ii) or (iii) of the definition thereof, and if the holders of the Common Shares are entitled to vote on such Special Conversion Event, then the holders of the Series B Preferred Shares shall be entitled to vote together with the holders of the Common Shares as a single class on such Special Conversion Event. Each holder of Series B Preferred Shares shall be entitled to such number of votes as shall equal the number of Common Shares into which his Series B Preferred Shares are then convertible, and be entitled to notice of all shareholder meetings with respect to which the holders of Common Shares are then entitled with respect to such resolution.

     (ii) If the Company shall have failed to authorize and pay or declare and set apart for payment the distributions accumulated on the outstanding Series B Preferred Shares for any four quarterly Distribution Periods (a 'Four Quarter Preferential Distribution Non-Payment'), the number of trustees of the Board of Trustees shall be increased by one and the holders of the outstanding Series B Preferred Shares, voting together as a separate class, shall be entitled to elect one additional trustee to the Board of Trustees (a 'Preferred Shares Trustee') until the full distributions accumulated on all outstanding Series B Preferred Shares for such four quarterly Distribution Periods have been authorized and paid or declared and set apart for payment.

     The right of the holders of Series B Preferred Shares to elect a Preferred Shares Trustee may be exercised at any annual meeting of shareholders, or, within the limitations hereinafter provided, at a special meeting of holders of Series B Preferred Shares held for such purpose. At any time after such voting power shall have so vested in the holders of Series B Preferred Shares, the Board of Trustees shall, at the request of holders of record of at least 25% of the Series B Preferred Shares then outstanding, call a special meeting of the holders of Series B Preferred Shares for the election of the Preferred Shares Trustee to be elected by the holders of Series B Preferred Shares, to be held within 90 days after such call and at the place and upon the notice provided by law and in the By-laws for the holding of meetings of shareholders; provided, however, that the Board of Trustees shall not be required to call such special meeting in the case of any such request received less than 90 days before the date fixed for any annual meeting of shareholders. At any meeting so called or at any annual meeting, (a) holders of a majority of the outstanding Series B Preferred Shares, voting together as a separate class, in person or by proxy, shall be sufficient to constitute a quorum for the election of a Preferred Shares Trustee as provided in this Subparagraph (E)(2)(ii), and (b) holders of a plurality of the outstanding Series B Preferred Shares, voting together as a separate class, shall have the power to elect a Preferred Shares Trustee. If any such special meeting required to be called as above provided shall not be called by the Board of Trustees within 90 days of a request pursuant to this Subparagraph (E)(2)(ii), then the holders of record of at least 25% of the Series B Preferred Shares then outstanding may designate in writing one of their number to call such meeting, and the person so designated may, at the Company's expense, call such meeting to be held at the place and upon the notice above provided. No such special meeting and no adjournment thereof shall be held on a date later than 30 days before the annual meeting of the shareholders or a special meeting held in place thereof next succeeding the time when the holders of Series B Preferred Shares become entitled to elect a Preferred Shares Trustee as above provided. No Preferred Shares Trustee elected by the holders of the Series B Preferred Shares may be removed except by the vote of the holders of a majority of the outstanding Series B Preferred Shares, voting together as a separate class, in person or by proxy, at a meeting called for such purpose. So long as a Four Quarter Preferential Distribution Non-Payment shall continue, if a Preferred Shares Trustee who has been elected by the holders of Series B Preferred Shares to serve on the Board of Trustees shall no longer serve on the Board of Trustees by reason of resignation, death or removal, such vacancy shall be filled by holders of a plurality of the outstanding Series B Preferred Shares, voting together as a separate class, at a meeting called in accordance with the provisions of this Subparagraph (E)(2)(ii).

     If and when all accumulated distributions on the Series B Preferred Shares have been authorized and paid or declared and set apart for payment, the holders of the Series B Preferred Shares shall be divested of the special voting rights provided by this Subparagraph (E)(2), subject to revesting in the event of each and every subsequent Four Quarter Preferential Distribution Non-Payment. Upon termination of such special voting rights attributable to all holders of the Series B Preferred Shares, the term of office of the Preferred Shares Trustee shall forthwith terminate and the number of trustees constituting the entire Board of Trustees shall be reduced by one.

     3. So long as any Series B Preferred Shares are outstanding, the number of trustees constituting the entire Board of Trustees shall at all times be such that the exercise, by the holders of the Series B Preferred Shares of the right to elect a Preferred Shares Trustee under the circumstances provided for in Subparagraph (E)(2) will not contravene any provision of the Declaration of Trust restricting the number of trustees which may constitute the entire Board of Trustees.

     4. A Preferred Shares Trustee elected pursuant to Subparagraph (E)(2) shall serve until the earlier of (x) the next annual meeting of the shareholders of the Company and the election (by the holders of the Series B Preferred Shares) and qualification of his successor or (y) the termination of the special voting rights as provided for in Subparagraph (E)(2).

F. TRUSTEES' RIGHT TO REFUSE TO TRANSFER SERIES B-1 PREFERRED SHARES; LIMITATION ON HOLDINGS.

     1. The terms and provisions of this Paragraph (F) shall apply in addition to, and not in limitation of, the terms and provisions of Section 6.6 of the Declaration of Trust.

     2. Each Person who owns directly or indirectly more than five percent in number or value of the total Shares outstanding shall, by January 30 of each year, give written notice to the Company stating the Person's name and address, the number of Shares directly or indirectly owned by such Person, and a description of the capacity in which such Shares are held. For purposes of this Paragraph (F), the number and value of the total Shares outstanding shall be determined by the Board of Trustees in good faith, which determination shall be conclusive for all purposes hereunder. In addition, each direct or indirect holder of Shares, irrespective of such shareholder's percentage 'ownership' of outstanding Shares, shall upon demand disclose to the Company in writing such information with respect to the direct or indirect ownership of Shares as the Board of Trustees deems reasonably necessary from time to time to enable the Board of Trustees to determine whether the Company complies with the REIT Provisions of the Code (as defined in Section 1.5 of the Declaration of Trust), to comply with the requirements of any taxing authority or governmental agency or to ensure or ascertain compliance with this Paragraph (F). For purposes of this Paragraph (F), 'ownership' shall be as defined in Subparagraph (F)(11).

     3. If, in the opinion of the Board of Trustees, which shall be binding upon any prospective acquiror of Series B-1 Preferred Shares, any proposed transfer or issuance would jeopardize the status of the Company as a REIT under the REIT Provisions of the Code, the Board of Trustees shall have the right, but not the duty, to refuse to permit such transfer or issuance or refuse to give effect to such transfer or issuance and to take any action to cause any such transfer not to occur or to void any such issuance.

     4. As a condition to any transfer and/or registration of transfer on the books of the Company of any Series B-1 Preferred Shares which could result in direct or indirect ownership of Shares exceeding 9.8% of the lesser of the number or the value of the total Shares (such excess shares, the 'Excess Shares') by a Person other than a Series B-1 Excepted Person, such prospective transferee shall give written notice to the Company of the proposed transfer and shall furnish such opinions of counsel, affidavits, undertakings, agreements and information as may be required by the Board of Trustees no later than the 15th day prior to any transfer which, if consummated, would result in such ownership. On each date of determination, the calculation of the number of the total Shares outstanding on such date shall be made assuming the conversion or exercise of all Series B-1 Preferred Shares, Common Share Equivalents and Convertible Securities of such transferee on the date of determination in accordance with the terms of these Paragraphs (A) through (N).

     5. Any transfer or issuance of Series B-1 Preferred Shares that would (i) create a direct or indirect owner of Excess Shares other than a Series B-1 Excepted Person; or (ii) result in the Company being 'closely held' within the meaning of Section 856(h) of the Code, shall be void ab initio and the prospective acquiror shall not be entitled to any rights afforded to owners of Series B-1 Preferred Shares hereunder and shall be deemed never to have had an interest therein.

     'Series B-1 Excepted Person' shall mean (i) any Person defined as an 'Excepted Person' pursuant to the Declaration of Trust, (ii) any Person approved prior to the Initial Issue Date by the Board of Trustees, (iii) any Person approved after the Initial Issue Date by the Board of Trustees, at its option and in its sole discretion, and (iv) each Person listed below, for so long as its direct or indirect ownership of Shares, individually or in the aggregate, in any combination, with those of any or all other Persons listed below, do not and could not exceed, the number of Shares or the percentage set forth below of the lesser of the number or the value of the Shares outstanding. Notwithstanding anything contained in these Paragraphs (A) through (N) to the contrary, the Board of Trustees shall not grant approval to any Person, and no Person shall be or be deemed a Series B-1 Excepted Person, if such Person's direct or indirect ownership of Series B-1 Excess Shares would or could result, directly, indirectly or as a result of attribution of ownership, in termination of the status of the Company as a REIT under the REIT provisions of the Code.

                                                           AGGREGATE NUMBER OF SHARES OR PERCENTAGE FOR ALL SUCH
          NAMES OF SERIES B-1 EXCEPTED PERSONS                           EXCEPTED PERSONS COMBINED
          ------------------------------------            ------------------------------------------------------
Robert A. Mandor, Leonard S. Mandor, Concord Milestone    The maximum number of shares of beneficial interest of
Partners L.P., Concord Associates, Concord Income Realty  the Company, into which such holders' Series B-1
VI, L.P., Castle Plaza, Inc., Mill Neck Associates        Preferred Shares and Series B-2 Preferred Shares are
and/or Mountain View Mall, Inc. and/or their affiliates.  then convertible, plus 33,200 Common Shares, less any shares of beneficial interest of the Company transferred
                                                          by any such holders to any Person who is not one of the
                                                          Series B-1 Excepted Persons listed herein, but in no
                                                          event less than 9.8%.

     6. The Company, by notice to the holder, transferor or transferee thereof,

as the case may be, may purchase any or all Excess Shares (i) that are or proposed to be transferred in violation of any of the provisions hereof or (ii) that are or proposed to be transferred pursuant to a transfer which, in the opinion of the Board of Trustees (which shall be binding upon any proposed transferor or transferee of Series B-1 Preferred Shares), would result in any Person acquiring Series B-1 Excess Shares, or would otherwise jeopardize the status of the Company as a real estate investment trust under the REIT Provisions of the Code. The Company shall have the power, by lot or other means deemed equitable by the Board of Trustees in its sole discretion, to purchase such Series B-1 Excess Shares. The purchase price for each Series B-1 Excess Share shall be equal to the greatest of (i) the average of the closing prices for a Series B-1 Preferred Share for the thirty trading days preceding the day on which notice of such proposed transfer is sent, (ii) the product of (x) the average of the closing prices for a Common Share for the thirty trading days preceding the day on which notice of such proposed transfer is sent and (y) the number (including fractions) of Common Shares into which such Series B-1 Preferred Share may be converted on such day and (iii) the sum of (x) the Liquidation Preference for such Series B-1 Preferred Share and (y) the accrued and unpaid distributions on such Series B-1 Preferred Share. The closing price for such days shall be the last reported sale price regular way or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange, Inc., or if the Series B-1 Preferred Shares or Common Shares, as the case may be, are not listed or admitted to trading on the New York Stock Exchange, Inc., on the principal national securities exchange on which the Series B-1 Preferred Shares or Common Shares, as the case may be, are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the closing sale price of the Series B-1 Preferred Shares or Common Shares, as the case may be, or in case no reported sale takes place, the average of the closing bid and asked prices, on NASDAQ or any comparable system. If the Series B-1 Preferred Shares or Common Shares, as the case may be, are not quoted on NASDAQ or any comparable system, the Board of Trustees shall in good faith determine the current market price on such basis as it considers appropriate. Prompt payment of the purchase price shall be made in cash by the Company in such manner as may be determined by the Board of Trustees, but in no event later than twenty Business Days after the Board of Trustees elects to make such purchase. From and after the date fixed for purchase by the Board of Trustees, and so long as payment of the purchase price for the Series B-1 Preferred Shares to be so purchased shall have been made or duly provided for, the holder of any Series B-1 Excess Shares so called for purchase shall cease to be entitled to dividends, distributions, voting rights and other benefits with respect to such Series B-1 Preferred Shares, excepting only the right to payment of the purchase price fixed as aforesaid. Any dividend or distribution paid to a proposed transferee of Series B-1 Excess Shares prior to the discovery by the Company that the Series B-1 Preferred Shares have been transferred in violation of this Paragraph (F) shall be repaid to the Company upon demand. The Series B-1 Preferred Shares purchased pursuant to the provisions of this Subparagraph
(F)(6) shall thereupon be retired and may not be reissued as Series B-1 Preferred Shares but shall thereafter have the status of authorized but unissued Shares.

     7. If Subparagraph (F)(5), (6), (7) or (8) is determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the acquiror of Series B-1 Preferred Shares in violation of such subparagraphs shall be deemed, at the option of the Company, to have acted as agent on behalf of the Company in acquiring such Series B-1 Preferred Shares on behalf of the Company. The Company, by notice to the acquiror thereof, may purchase any or all Series B-1 Preferred Shares so acquired in the manner designated by Subparagraph
(F)(6).

     8. Subject to Subparagraph (F)(12), notwithstanding any other provision in these Paragraphs (A) through (N) to the contrary, any purported transfer, sale or acquisition of Series B-1 Preferred Shares (whether such purported transfer, sale or acquisition results from the direct or indirect ownership, or attribution of ownership, of Series B-1 Preferred Shares) which would result in the termination of the status of the Company as a REIT under the REIT Provisions of the Code shall be null and void ab initio. Any such Series B-1 Preferred Shares may be treated by the Board of Trustees in the manner prescribed for Series B-1 Excess Shares in Subparagraph (F)(6).

     9. Subject to Subparagraph (F)(12), nothing contained in this Paragraph (F) or in any other provision of these Paragraphs (A) through (N) shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Company and the interests of the Shareholders by preservation of the Company's status as a REIT under the REIT Provisions of the Code.

     10. If any provision of this Paragraph (F) or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court. To the extent this Paragraph (F) may be inconsistent with any other provision in these Paragraphs (A) through (N), this Paragraph (F) shall be controlling.

     11. For purposes of these Paragraphs (A) through (N), Series B-1 Preferred Shares not owned directly shall be deemed to be owned indirectly by a Person if that Person or a group of which he is a member would be the beneficial owner of such Series B-1 Preferred Shares, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and/or would be considered to own such Series B-1 Preferred Shares by reason of the REIT Provisions of the Code.

     12. Notwithstanding any other provision of Paragraph (F), nothing in these Paragraphs (A) through (N) shall preclude the settlement of transactions entered into through the facilities of the New York Stock Exchange, Inc. The fact that the settlement of any transaction is permitted shall not negate the effect of any other provision of this Paragraph (F) and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Paragraph (F).

G. REDEMPTION AT THE OPTION OF THE BOARD OF TRUSTEES.

     1. After the fifth anniversary of the Initial Issue Date, if the aggregate Liquidation Preferences of all of the outstanding Series B-1 Preferred Shares shall at any time be less than $3,000,000, the Board of Trustees may, at its option and in its sole discretion, redeem the Series B-1 Preferred Shares in whole, subject to the limitations set forth below, at a redemption price equal to $25.00 per share (the 'Call Price'), plus (i) all distributions accrued and unpaid on such Series B-1 Preferred Shares for past Distribution Periods and
(ii) the pro rata portion of the distributions on such Series B-1 Preferred Shares for the current Distribution Period through the Redemption Date (together, the 'Redemption Distributions'), upon giving notice as provided below.

     2. At least 30 days but not more than 90 days prior to the date fixed for the redemption of the Series B-1 Preferred Shares (the 'Redemption Date'), the Company shall mail a written notice (a 'Notice of Redemption') to each holder of record of the Series B-1 Preferred Shares in a postage prepaid envelope addressed to such holder at his address as shown on the records of the Company, notifying such holder of the election of the Company to redeem such Series B-1 Preferred Shares, stating the Redemption Date, the Call Price, the number of Series B-1 Preferred Shares then outstanding and to be redeemed and the place(s) where the certificate(s) representing such Series B-1 Preferred Shares are to be surrendered for payment.

     3. On or after the Redemption Date each holder of the Series B-1 Preferred Shares shall present and surrender his certificate or certificates for such Series B-1 Preferred Shares to the Company at the place designated in such notice for redemption and thereupon the Call Price and the Redemption Distributions for such

Series B-1 Preferred Shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. From and after the Redemption Date (unless default shall be made by the Company in payment of the Call Price or the Redemption Distributions), (i) all distributions on the Series B-1 Preferred Shares shall cease to accrue, and all rights of the holders thereof as shareholders of the Company shall cease and terminate, except for the right (x) to surrender their Series B-1 Preferred Shares for conversion into Common Shares as provided for, and in accordance with, the provisions of these Paragraphs (A) through (N) (including, without limitation, Paragraph (D) hereof) at any time prior to the Redemption Date or (y) to receive the Call Price and the Redemption Distributions with respect to such Series B-1 Preferred Shares upon the surrender of certificates representing the same, (ii) the Series B-1 Preferred Shares shall no longer be deemed to be outstanding for any purpose whatsoever and (iii) the Series B-1 Preferred Shares redeemed pursuant to the provisions of this Paragraph (G) shall thereupon be retired and may not be reissued as Series B-1 Preferred Shares but shall thereafter have the status of authorized but unissued Shares.

     4. If a Notice of Redemption has been given pursuant to Subparagraph (G)(2) above and any holder of Series B-1 Preferred Shares shall, prior to the close of business on the last Business Day preceding the Redemption Date, give written notice to the Company pursuant to Paragraph (D) of the conversion of any or all of the Series B-1 Preferred Shares to be redeemed held by such holder (accompanied by a certificate or certificates for such shares, duly endorsed or assigned to the Company), then such redemption shall not become effective as to such Series B-1 Preferred Shares to be converted, such conversion shall become effective as provided in Paragraph (D).

H. EXCLUSION OF OTHER RIGHTS.

     Except as may otherwise be required by law, the Series B-1 Preferred Shares shall not have any preferences, conversion or other rights, voting powers, restrictions or limitations as to dividends or other distributions other than as specifically set forth in the Declaration of Trust.

I. HEADINGS OF SUBDIVISIONS.

     The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

J. SEVERABILITY OF PROVISIONS.

     If any of the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends or other distributions of the Series B-1 Preferred Shares set forth in the Declaration of Trust is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences, conversion or other rights, voting powers, restrictions, or limitations as to distributions of Series B-1 Preferred Shares set forth in the Declaration of Trust which can be given effect without the invalid, unlawful or unenforceable provision thereof shall, nevertheless, remain in full force and effect and no preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends or other distributions of the Series B-1 Preferred Shares herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein.

K. RANKING.

     With regard to rights to receive distributions and amounts payable upon liquidation, dissolution or winding up of the Company, the Series B-1 Preferred Shares shall rank senior to any Junior Shares, the Common Shares and any Common Share Equivalent and on a parity with any other preferred shares issued by the Company, unless the terms of such other preferred shares provide otherwise and, if applicable, the requirements of Paragraph (L) hereof have been complied with. However, the Company may authorize or increase any class or series of Parity Shares or Junior Shares, or both, without the vote or consent of the holders of the Series B-1 Preferred Shares.

L. LIMITATIONS.

     In addition to any other rights provided to the holders of the Series B-1 Preferred Shares by applicable law, so long as any Series B-1 Preferred Shares are outstanding, the Company shall not, without the affirmative vote of the holders of at least a majority of the total number of outstanding Series B Preferred Shares, voting together as a separate class,


          (i) authorize, create or issue, or increase the par value or authorized or issued amount of, any class or series of Senior Shares, or rights to subscribe to or acquire, any security convertible into, any class or series of Senior Shares, or reclassify any shares of beneficial interest into any such Senior Shares or reclassify any Junior Shares into Parity Shares;

          (ii) amend, alter or repeal, whether by merger, consolidation or otherwise, any of the provisions of the Declaration of Trust (including these Paragraphs (A) through (N)) so as to adversely affect the preferences, right to convert, conversion price adjustments, notice rights, special conversion rights, distribution and liquidation rights, preferences, restrictions or limitations, redemption rights or privileges, or voting powers or rights of the Series B-1 Preferred Shares; or

          (iii) modify an express contract right of the Series B-1 Preferred Shares; but (except as otherwise provided in these Paragraphs (A) through (N) or required by applicable law) nothing herein contained shall require such a vote or consent (i) in connection with any increase in the total number of authorized Common Shares, or (ii) in connection with the authorization or increase of any class or series of Parity Shares or Junior Shares. The Company with the written consent or affirmative vote of the holders of a majority of the Series B Preferred Shares shall have the right to amend, alter or repeal any of the provisions of these Paragraphs (A) through (N) without the approval, consent or vote of any other class of shares of beneficial interest of the Company.

M. NO PREEMPTIVE RIGHTS.

     No holder of Series B-1 Preferred Shares shall be entitled to any preemptive rights to subscribe for or acquire any unissued Shares (whether now or hereafter authorized) or securities of the Company convertible, including securities into or carrying a right to subscribe to or acquire Shares.

N. NOTICES.

     Except as may otherwise be provided in the Declaration of Trust, all notices to holders of Series B-1 Preferred Shares shall be written, and delivered by first class mail, postage prepaid, addressed to record holders of the Series B-1 Preferred Shares as their names shall appear on the share records of the Company on the applicable record date, or, if no record date has been set, then on the date of delivery of such notice.

     SECOND: The Series B-1 Preferred Shares have been classified by the Board of Trustees under a power contained in the Declaration of Trust.

     THIRD: These Articles Supplementary have been approved by the Board of Trustees in the manner and by the vote required by law.

     FOURTH: Each of the undersigned acknowledges these Articles Supplementary to be the act of the Company and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

     FIFTH: These Articles Supplementary and all documents, agreements, understandings and arrangements relating hereto have been entered into or executed on behalf of the Company by the undersigned in his capacity as a trustee of the Company, which has been formed as a Maryland real estate investment trust pursuant to a declaration of trust of the Company dated July 20, 1992, as amended and restated, and not individually, and neither the trustees, officers nor shareholders of the Company shall be bound or have any personal liability hereunder or thereunder. Holders of the Series B-1 Preferred Shares shall look solely to the assets of the Company for satisfaction of any liability of the Company in respect of these Articles Supplementary and all documents, agreements, understandings and arrangements relating hereto and will not seek recourse or commence any action against any of the trustees, officers or shareholders of the Company or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to any future documents, agreements, understandings, arrangements or transactions between the Company and holders of the Series B-1 Preferred Shares.

                                     * * *

         [The remainder of this page has been intentionally left blank]

     These Articles Supplementary are executed on behalf of the Company by its
Board of Trustees this    day of            , 1997.

                                          KRANZCO REALTY TRUST

           (SEAL)

                                          --------------------------------------
                                                   Norman M. Kranzdorf

                                          --------------------------------------
                                                     Robert H. Dennis

                                          --------------------------------------
                                                    Irving B. Maizlish

                                          --------------------------------------
                                                  Dr. Peter D. Linneman

                                          --------------------------------------
                                                    James B. Selonick

                                          --------------------------------------
                                                    E. Donald Shapiro

                                          --------------------------------------
                                                      Edmund Barrett

                                                                         ANNEX E

                              KRANZCO REALTY TRUST
                       ARTICLES SUPPLEMENTARY CLASSIFYING
                    [       ] SHARES OF BENEFICIAL INTEREST
                                       AS
            9.75% SERIES B-2 CUMULATIVE CONVERTIBLE PREFERRED SHARES
                                       OF
                              BENEFICIAL INTEREST
                      (PURSUANT TO SECTION 8-203(B) OF THE
                     CORPORATIONS AND ASSOCIATIONS ARTICLE
                       OF THE ANNOTATED CODE OF MARYLAND)

     Kranzco Realty Trust, a real estate investment trust organized and existing under the laws of the State of Maryland (the 'Company'), and having its executive office at 128 Fayette Street, Conshohocken, Pennsylvania 19428, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: Pursuant to the authority granted to and vested in the Board of Trustees of the Company (the 'Board of Trustees') in accordance with the Amended and Restated Declaration of Trust of the Company, dated November 4, 1992, as amended (the 'Declaration of Trust'), the Board of Trustees at a meeting duly
convened and held on [          ] adopted resolutions authorizing, creating and
classifying, out of the 100,000,000 authorized shares of beneficial interest of the Company (the 'Shares'), a separate class of preferred shares of beneficial
interest consisting of [          ] preferred shares of beneficial interest to
be known as the 'Series B-2 Cumulative Convertible Preferred Shares of Beneficial Interest' (the 'Series B-2 Preferred Shares'). The Series B-2 Preferred Shares shall have a par value of $.01 per share. The designation, preferences, conversion and other rights, voting powers, restrictions, or limitations as to dividends or other distributions of the Series B-2 Preferred Shares, which shall be deemed to be part of Article VI of the Declaration of Trust, are as follows:

            9.75% SERIES B-2 CUMULATIVE CONVERTIBLE PREFERRED SHARES
                             OF BENEFICIAL INTEREST

     The Series B-2 Preferred Shares shall be identical in all respects to the 9.75% Series B-1 Cumulative Convertible Preferred Shares of Beneficial Interest, $.01 par value per share, of the Company (the 'Series B-1 Preferred Shares', and, together with the Series B-2 Preferred Shares, the 'Series B Preferred Shares'), and shall have the same rights, privileges and preferences as the Series B-1 Preferred Shares in all circumstances, except with respect to the conversion rights set forth in paragraph D(1) herein.

A. CERTAIN DEFINITIONS.

     Unless the context otherwise requires, the terms defined in this Paragraph
(A) shall have, for all purposes of the provisions of the Declaration of Trust in respect of the Series B-2 Preferred Shares, the meanings herein specified (with terms defined in the singular having comparable meanings when used in the plural):


     Additional Common Equity. The term 'Additional Common Equity' shall have the meaning set forth in Subparagraph (D)(6)(ii).

     Adjustment Event. The term 'Adjustment Event' shall mean any event described in Subparagraph (D)(6).

     Board of Trustees. The term 'Board of Trustees' shall mean the Board of Trustees of the Company.

     Business Day. The term 'Business Day' shall mean any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law to close.

     Call Price. The term 'Call Price' shall have the meaning set forth in Subparagraph (G)(1).

     Capital Gains Amount. The term 'Capital Gains Amount' shall have the meaning set forth in Subparagraph (B)(7).

     Capital Lease. The term 'Capital Lease' shall mean any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with generally accepted accounting principles to be capitalized on the balance sheet of the lessee.

     Code. The term 'Code' shall mean the Internal Revenue Code of 1986, as amended from time to time.

     Common Equity. The term 'Common Equity' shall mean all shares now or hereafter authorized of any class or series of common shares of beneficial interest of the Company, including the Common Shares, and any other shares, howsoever designated, which have the right (subject always to prior rights of any class or series of preferred shares of beneficial interest) to participate in the distribution of the assets and earnings of the Company without limit as to per share amount.

     Common Share Distribution. The term 'Common Share Distribution' shall have the meaning set forth in Subparagraph (D)(1).

     Common Share Distribution Period. The term 'Common Share Distribution Period' shall have the meaning set forth in Subparagraph (D)(1).

     Common Share Equivalent. The term 'Common Share Equivalent' shall have the meaning set forth in Subparagraph (D)(6)(ii).

     Common Shares. The term 'Common Shares' shall mean the Common Shares of Beneficial Interest, $.01 par value per share, of the Company.

     Company Affiliate. The term 'Company Affiliate' shall have the meaning set forth in Subparagraph (D)(6)(ii).

     Converted Series B-2 Preferred Share Distribution. The term 'Converted Series B-2 Preferred Share Distribution' shall have the meaning set forth in Subparagraph (D)(1).


     Convertible Securities. The term 'Convertible Securities' shall have the meaning set forth in Subparagraph (D)(6)(ii).

     Current Market Price per Common Share. The term 'Current Market Price per Common Share' shall mean the average of the closing prices for a Common Share for the thirty trading days preceding the tenth trading day prior to the relevant date of determination. The closing price for such days shall be the last reported sale price regular way or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange, Inc., or if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, Inc., on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the closing sale price of the Common Shares or in case no reported sale takes place, the average of the closing bid and asked prices, on NASDAQ or any comparable system. If the Common Shares are not quoted on NASDAQ or any comparable system, the Board of Trustees shall in good faith determine the current market price on such basis as it considers appropriate.

     Distribution. The term 'Distribution' or 'Distributions' shall mean any cash or other property paid or payable on or with respect to any share of beneficial interest, common or preferred, including, without limitation, any dividend or other distribution, whether in liquidation or otherwise.

     Distribution Payment Date. The term 'Distribution Payment Date' shall have the meaning set forth in Subparagraph (B)(2).

     Distribution Period. The term 'Distribution Period' shall mean the period from and including the Initial Issue Date to, but not including, the first Distribution Payment Date and thereafter, each quarterly period from and including any Distribution Payment Date to, but not including, the next Distribution Payment Date.

     Distributions Accrued and Accrued Distributions. The terms 'Distributions Accrued' and 'Accrued Distributions' shall mean, with respect to any class or series of preferred shares of beneficial interest, an amount which shall be equal to distributions thereon at the annual distribution rates per share for the respective class or series thereof from the date or dates on which such distributions commence to accrue to the end of the then current distribution period for such preferred shares, less the amount of all distributions paid, with respect to such preferred shares for such period from the date such distributions commenced to accrue.

     Excess Amount. The term 'Excess Amount' shall have the meaning set forth in Subparagraph (D)(1).

     Excess Shares. The term 'Excess Shares' shall have the meaning set forth in Subparagraph (F)(4).

     Four Quarter Preferential Distribution Non-Payment.  The term 'Four Quarter

Preferential Distribution Non-Payment' shall have the meaning set forth in Subparagraph (E)(2)(ii).

     Initial Issue Date. The term 'Initial Issue Date' shall mean the date that Series B-2 Preferred Shares are first issued by the Company.

     Junior Shares.  The term 'Junior Shares' shall mean, as the case may be,
(i) the Common Equity and any other class or series of Shares which is not entitled to receive any distributions in any Distribution Period unless all distributions required to have been paid or declared and set apart for payment on the Series B-2 Preferred Shares shall have been so paid or declared and set apart for payment or (ii) the Common Equity and any other class or series of Shares which is not entitled to receive any assets upon liquidation, dissolution or winding up of the affairs of the Company until the Series B-2 Preferred Shares shall have received the entire amount to which such Class B Preferred Shares is entitled upon such liquidation, dissolution or winding up.

     Liquidation Preference. The term 'Liquidation Preference' shall mean $25.00 per share.

     Notice of Redemption. The term 'Notice of Redemption' shall have the meaning set forth in Subparagraph (G)(2).

     Overlapping Period. The term 'Overlapping Period' shall have the meaning set forth in Subparagraph (D)(1).

     Parity Shares.  The term 'Parity Shares' shall mean, as the case may be,
(i) any class or series of Shares which is entitled to receive payment of distributions on a parity with the Series B-2 Preferred Shares or (ii) any class or series of Shares which is entitled to receive assets upon liquidation, dissolution or winding up of the affairs of the Company on a parity with the Series B-2 Preferred Shares.

     Person. The term 'Person' shall mean an individual, corporation, partnership, estate, trust (including a trust classified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company, limited liability company or other entity, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, but does not include an underwriter which participates in a public offering of the Series B-2 Preferred Shares; provided, that such ownership by such underwriter would not result in the Company being 'closely held' within the meaning of Section 856(h) of the Code, or otherwise result in the Company failing to qualify as a REIT.

     Preferred Shares Trustee. The term 'Preferred Shares Trustee' shall have the meaning set forth in Subparagraph (E)(2)(ii).

     Record Date. The term 'Record Date' shall mean the date designated by the Board of Trustees at the time a distribution is declared; provided, that such Record Date shall be the first day of the calendar month in which the applicable Distribution Payment Date falls or such other date designated by the Board of Trustees for the payment of distributions that is not more than ninety (90) days prior to such Distribution Payment Date.

     Redemption Date. The term 'Redemption Date' shall have the meaning set forth in Subparagraph (G)(2).

     Redemption Distributions. The term 'Redemption Distributions' shall have the meaning set forth in Subparagraph (G)(1).

     REIT.  The term 'REIT' shall mean a real estate investment trust under
Section 856 of the Code.

     Senior Shares.  The term 'Senior Shares' shall mean, as the case may be,
(i) any class or series of Shares ranking senior to the Series B-2 Preferred Shares in respect of the right to receive distributions or (ii) any class or series of Shares ranking senior to the Series B-2 Preferred Shares in respect of the right to participate in any distribution upon liquidation, dissolution or winding up of the affairs of the Company.

     Series A Preferred Shares. The term 'Series A Preferred Shares' shall mean the Series A Increasing Rate Cumulative Convertible Preferred Shares of Beneficial Interest, $.01 par value per share, of the Company.

     Series A-1 Preferred Shares. The term 'Series A-1 Preferred Shares' shall mean the Series A-1 Increasing Rate Cumulative Convertible Preferred Shares of Beneficial Interest, $.01 par value per share, of the Company.

     Series A-1 Preferred Share Conversion Limit. The term 'Series A-1 Preferred Share Conversion Limit' shall have the meaning set forth in Subparagraph (D)(6).

     Series B-2 Conversion Price. The term 'Series B-2 Conversion Price' shall have the meaning set forth in Subparagraph (D)(1).

     Series B-2 Excess Shares. The term 'Series B-2 Excess Shares' shall have the meaning set forth in Subparagraph (F)(4).

     Shares. The term 'Shares' shall mean any transferable shares of beneficial interest of the Company of any class or series.

     Series B-2 Excepted Person. The term 'Series B-2 Excepted Person' shall have the meaning set forth in Subparagraph (F)(5).

     Series C Preferred Shares. The term 'Series C Preferred Shares' shall mean the Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, $.01 par value per share, of the Company.

     Special Conversion Event.  The term 'Special Conversion Event' shall mean:

          (i) Norman M. Kranzdorf ceasing to be any of the following: (A) Chief Executive Officer, (B) Chief Operating Officer or (C) any other senior executive officer of the Company having an active role in such capacity in the management of the business of the Company;

          (ii) the merger or consolidation of the Company with or into any Person, unless (A) immediately following such merger or consolidation, more than 50% of the surviving company's issued and outstanding voting securities are held by the holders of the Company's issued and outstanding voting securities immediately prior to such merger or consolidation and (B) effective provision is made in the charter documents of the surviving Person or otherwise for the recognition, preservation and protection of the preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends or other distributions of the Series B-2 Preferred Shares;

          (iii) the sale, lease, transfer, spin-off, or other disposal or distribution of all or substantially all of the assets of the Company;

          (iv) a tender offer or other similar offer for at least a majority of the voting shares of beneficial interest of the Company by any Person or group of related Persons for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, is commenced and completed, and as a result thereof such Person or related group of Persons owns or controls more than a majority of the issued and outstanding voting securities of the Company;

          (v) with respect to any agreements for, or notes or other instruments evidencing, borrowed money of the Company or any of the Subsidiaries for, individually or in the aggregate, $10,000,000 or more (including as a result of any cross-default provisions), if (A) the Company or any of the Subsidiaries defaults in any payment of principal or interest, (B) a non-monetary default by the Company or any of the Subsidiaries occurs which is not contested by the Company or the applicable Subsidiary and is not cured within any applicable grace period or waived or (C) a non-monetary default by the Company or any of the Subsidiaries occurs which is contested by the Company or the applicable Subsidiary and is not cured within 30 days after it is determined by a court of competent jurisdiction that the Company or the applicable Subsidiary has committed such default, and, in any case, the holders (or trustees on behalf of such holders) of any indebtedness for borrowed money of the Company or any of the Subsidiaries for an aggregate amount of

     $10,000,000 or more, pursuant to such agreements, notes or instruments, or any cross-default provisions contained in any agreements, notes or instruments representing indebtedness for borrowed money, elect to accelerate the stated maturity or payment dates of such indebtedness;

          (vi) with respect to any Capital Lease of the Company or any of the Subsidiaries pursuant to which the Company or any of the Subsidiaries has rental obligations in an aggregate amount of $25,000,000 or more over the term of such Capital Lease (including as a result of any cross-default provisions), if (A) a default by the Company or any of the Subsidiaries occurs in any payment of any rental obligations, (B) a non-monetary default by the Company or any of the Subsidiaries occurs which is not contested by the Company or the applicable Subsidiary and is not cured within any applicable grace period or waived or (C) a non-monetary default by the Company or any of the Subsidiaries occurs which is contested by the Company or the applicable Subsidiary and is not cured within 30 days after it is determined by a court of competent jurisdiction that the Company or the applicable Subsidiary has committed such default, and, in each case, if the lessors of Capital Leases of the Company or any of the Subsidiaries pursuant to which the Company or any of the Subsidiaries has rental obligations in an aggregate amount of $25,000,000 or more over the term of such Capital Leases, pursuant to such Capital Leases, or any cross-default provisions contained in any Capital Leases, elect to accelerate all remaining rental obligations under such Capital Leases to become due prior to the stated payment dates thereof;

          (vii) the commencement by or against the Company of any insolvency, bankruptcy, dissolution, liquidation or receivership proceedings with respect to the Company;

          (viii) the loss of the Company's status as a REIT; or

          (ix) if the Company shall have failed to pay a distri-bution on the outstanding Series B-2 Preferred Shares for any quarterly Distribution Period within five days of the Distribution Payment Date therefor.

     Subsidiaries. The term 'Subsidiaries' shall mean all corporations, partnerships or other business entities of which more than 50% of the total voting securities or equity securities are owned or controlled by the Company.

     Total Distributions. The term 'Total Distributions' shall have the meaning set forth in Subparagraph (B)(7).

B. DISTRIBUTIONS.

     1. The record holders of Series B-2 Preferred Shares shall be entitled to receive from the Initial Issue Date, when, as and if authorized by the Board of Trustees, out of assets legally available for payment of distributions, cumulative cash distributions at a rate of 9.75% per annum of the Liquidation Preference per Series B-2 Preferred Share, computed on the basis of a 360-day year consisting of twelve 30-day months.

     2. Distributions on the Series B-2 Preferred Shares shall accrue and be cumulative from the Initial Issue Date. Distributions shall be payable quarterly in arrears for each Distribution Period when, as and if authorized by the Board of Trustees, on January 20, April 20, July 20 and October 20 of each year (each, a 'Distribution Payment Date'), commencing on the first Distribution Payment Date following the Initial Issue Date. If any Distribution Payment Date occurs on a day that is not a Business Day, any accrued distributions otherwise payable on such Distribution Payment Date shall be paid on the next succeeding Business Day. The amount of distributions payable on Series B-2 Preferred Shares for each full Distribution Period shall be computed by dividing by four the annual distribution rate set forth in Subparagraph (B)(1). Distributions payable in respect of any Distribution Period which is less than a full Distribution Period in length will be computed on the basis of a 360-day year consisting of twelve 30-day months. Subject to Subparagraph (D)(1), distributions shall be paid to the record holders of the Series B-2 Preferred Shares as their names shall appear on the share records of the Company at the close of business on the Record Date for such distribution. Subject to Subparagraph (D)(1), distributions in respect of any past Distribution Periods that are in arrears may be authorized, declared, set apart for payment and paid at any time to record holders on the Record Date therefor. Any distribution payment made on Series B-2 Preferred Shares shall be first credited against the earliest accrued but unpaid distribution due which remains payable. Upon issuance, the Series B-2 Preferred Shares will rank on a parity as to distributions with the Series A Preferred Shares and the Series B-1 Preferred Shares.

     3. Except as provided in the next sentence, if any Series B-2 Preferred Shares are outstanding, no distributions (other than in Junior Shares or Common Shares) shall be authorized, declared, set apart for payment or paid on any class or series of Junior Shares or Parity Shares unless all accrued distributions on the Series B-2 Preferred Shares for all prior Distribution Periods and the then current Distribution Period have been or contemporaneously are authorized, declared, set apart for payment or paid. When distributions are not so paid in full (or a sum sufficient for such full payment is not so set apart for payment) upon the Series B-2 Preferred Shares and any other class or series of Parity Shares, all distributions authorized or declared upon the Series B-2 Preferred Shares and any such class or series of Parity Shares shall be authorized or declared pro rata so that the amount of distributions authorized or declared per share on the Series B-2 Preferred Shares and such class or series of Parity Shares shall in all cases bear to each other the same ratio that accrued and unpaid distributions per share on the Series B-2 Preferred Shares and such class or series of Parity Shares bear to each other.

     4. Except as provided in Subparagraph (B)(3), unless all accrued distributions on the Series B-2 Preferred Shares have been or contemporaneously are authorized, declared, set apart for payment or paid for all prior Distribution Periods and the then current Distribution Period, no Junior Shares or Parity Shares shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such Shares) by the Company (except by conversion into or exchange for Junior Shares or Common Shares). Holders of the Series B-2 Preferred Shares shall not be entitled to any distributions, whether payable in cash, property or Shares, in excess of accrued and cumulative distributions as herein provided. No interest or sum of money in lieu of interest shall be payable in respect of any distribution payment or payments on the Series B-2 Preferred Shares that may be in arrears.

     5. No distribution on Series B-2 Preferred Shares shall be required to be authorized, declared, set apart for payment or paid by the Company to the extent such authorization, declaration, setting apart for payment or payment shall be restricted or prohibited by law. Notwithstanding that any distributions on Series B-2 Preferred Shares are restricted or prohibited by law, such distributions shall accrue and be cumulative.

     6. Distributions on the Series B-2 Preferred Shares, if not paid on the applicable Distribution Payment Date, will accrue whether or not distributions are authorized or declared for such Distribution Payment Date, whether or not the Company has earnings and whether or not there are assets legally available for the payment of such distributions.

     7. If, for any taxable year, the Board of Trustees elects to designate as 'capital gain dividends' (as defined in Section 857 of the Code) any portion (the 'Capital Gains Amount') of the distributions paid or made available for the year to holders of all classes of Shares (the 'Total Distributions'), then the portion of the Capital Gains Amount that shall be allocable to holders of the Series B-2 Preferred Shares shall be the Capital Gains Amount multiplied by a fraction, the numerator of which shall be the total distributions paid or made available to the holders of the Series B-2 Preferred Shares for the year and the denominator of which shall be the Total Distributions.


C.  DISTRIBUTIONS UPON LIQUIDATION, DISSOLUTION OR WINDING UP.

     1. Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, before any distribution shall be made to the holders of any Junior Shares, and subject to the payment or provision or reserve for payment of the debts and liabilities (whether absolute, accrued, asserted or unasserted, contingent or otherwise) and the preferences of Senior Shares, if any, of the Company, the holders of Series B-2 Preferred Shares shall be entitled to receive, out of the assets of the Company legally available for payment of distributions, liquidating distributions in cash (or property at its fair market value as determined in good faith by the Board of Trustees (or a combination thereof)) in the amount of the Liquidation Preference for each Series B-2 Preferred Share plus an amount equal to all accrued and unpaid distributions pursuant to Paragraph (B) (whether or not authorized or declared, and whether or not there would be assets legally available for the payment of such distributions) to the date of such liquidation, dissolution or winding up. After payment of the full amount of the liquidating distributions to which they are entitled pursuant to this Subparagraph (C)(1), the holders of Series B-2 Preferred Shares will have no right or claim to any of the remaining assets of the Company and shall not be entitled to any other distribution.

     2. Notwithstanding any provision in Subparagraph (C)(1) to the contrary, in the event that, upon any such voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, the assets legally available for payment of distributions are insufficient to pay (x) the full amount of the liquidating distributions to which holders of Series B-2 Preferred Shares would otherwise be entitled pursuant to Subparagraph (C)(1) and (y) the corresponding amounts of the liquidating distributions to which holders of Parity Shares would be entitled upon liquidation, dissolution or winding up of the affairs of the Company, then the holders of the Series B-2 Preferred Shares and the holders of the Parity Shares shall share ratably in any such distribution of assets in proportion to the full liquidating distributions to which they otherwise would be respectively entitled. Upon issuance, the Series B-2 Preferred Shares will rank on a parity with the Series A Preferred Shares and the Series B-1 Preferred Shares as to the distribution of assets upon any liquidation, dissolution or winding up of the affairs of the Company.

D. CONVERSION.

     1. (a) Each outstanding Series B-2 Preferred Share shall, without any action on the part of the holder thereof, automatically be converted into one
Series B-1 Preferred Share on              , 2000 (unless otherwise converted
earlier pursuant to this Subparagraph (D)(1)).

     (b) Holders of Series B-2 Preferred Shares shall have the right,
exercisable after              , 2000 (unless otherwise exercisable earlier
pursuant to this Subparagraph (D)(1), at any time and from time to time, to convert all or any of their Series B-2 Preferred Shares (except that upon any dissolution, liquidation or winding up of the affairs of the Company the right of conversion shall terminate at the close of business on the Business Day fixed for payment of the liquidating distributions to which holders of Series B-2

Preferred Shares are entitled) into such number of fully paid Common Shares as is obtained by: (i) multiplying the number of Series B-2 Preferred Shares to be converted by $25.00 and (ii) dividing the result by the conversion price listed below that will be in effect during the corresponding date of conversion listed below:

DATE OF CONVERSION                                                                        CONVERSION PRICE
---------------------------------------------------------------------------------------   ----------------

Prior to the occurrence of a Special Conversion Event:

             , 2000 to and including              , 2001...............................       $18.2000

             , 2001 and thereafter.....................................................       $17.7125

At any time after a Special Conversion Event shall have occurred.......................       $17.7125

At any time after Notice of Redemption pursuant to Paragraph (G) hereof................       $16.2500

If, and each time, a conversion price listed above then in effect (the 'Series B-2 Conversion Price') shall be adjusted pursuant to the terms of these Paragraphs (A) through (N), all of the conversion prices listed above shall be so adjusted as though such conversion prices were in effect on the date of adjustment. The Series B-2 Conversion Price shall be the conversion price as last adjusted and then in effect. Notwithstanding anything else to the contrary,
(x) after any Special Conversion Event under clauses (i), (iv), (v), (vi),
(vii), (viii) or (ix) of the definition thereof and (y) immediately prior to any Special Conversion Event under clauses (ii) or (iii) of the definition thereof, each Series B-2 Preferred Share shall, without any action on the part of the holder thereof, immediately and automatically be converted into one Series B-1 Preferred Share and, holders of Series B-2 Preferred Shares shall have the right, exercisable at any time, to convert, in accordance with the terms of this Paragraph (D), all or any such Series B-2 Preferred Shares (except that upon any dissolution, liquidation or winding up of the affairs of the Company the right of conversion shall terminate at the close of business on the Business Day fixed for payment of the liquidating distributions to which holders of Series B-2 Preferred Shares are entitled) into such number of fully paid Common Shares as is obtained by: (x) multiplying the number of Series B-2 Preferred Shares to be converted by $25.00 and (y) dividing the result by $17.7125, as adjusted pursuant to this Paragraph (D).

     Notwithstanding anything to the contrary, during the period from the date the Company resolves to take any action that would constitute a Special Conversion Event under clauses (ii) or (iii) of the definition thereof until the consummation of such Special Conversion Event, the holders of Series B-2 Preferred Shares shall have the right to make an election to convert all or any Series B-2 Preferred Shares into Common Shares, conditional upon approval of such Special Conversion Event by the holders entitled to vote on such matter, in which case, if such Special Conversion Event is approved, conversion of such Series B-2 Preferred Shares to Common Shares as to which a conditional election has been made shall occur immediately prior to such Special Conversion Event.

     In the event that a tender offer or other similar offer shall have been commenced which if consummated would result in a Special Conversion Event under clause (iv) of the definition thereof, holders shall have the right to convert their Series B-2 Preferred Shares pursuant to the terms hereof within the five business day period prior to the consummation of such tender offer or other similar offer; provided, however, if such tender offer or other similar offer is not consummated or, if consummated, does not result in a Special Conversion Event under clause (iv) of the definition thereof, then the Company shall have the right to redeem any and all Common Shares into which any Series B-2 Preferred Shares were converted pursuant to such clause (iv) for the same number of Series B-2 Preferred Shares converted pursuant thereto, upon written notice from the Company notifying such holder of the election of the Company to redeem such Series B-2 Preferred Shares stating the number of Common Shares to be surrendered, the number of Series B-2 Preferred Shares to be issued therefor and the date and the place(s) where the certificate(s) representing such Series B-2 Preferred Shares are to be surrendered. On or after the date specified in such notice, each such holder shall present and surrender his certificate or certificates for such Common Shares to the Company at the place designated in such notice for redemption and thereupon such holder shall be issued the same number of Series B-2 Preferred Shares converted and each surrendered certificate shall be cancelled. From and after the date of issuance of the number of Series B-2 Preferred Shares set forth in the notice, (i) all distributions on the Common Shares to be redeemed shall cease to accrue, and (ii) all rights of the holders thereof as holders of Common Shares shall cease and terminate, except for the right to receive the number of Series B-2 Preferred Shares upon the surrender of Common Shares certificates as set forth in the notice.

     In addition to any other notice required to be given hereunder, (i) if a Special Conversion Event shall have occurred, or, (ii) if, prior to
             , 1998, an Adjustment Event shall have occurred, the Company shall, within five Business Days of such occurrence, send notice to all holders of Series B-2 Preferred Shares (1) that the Series B-2 Preferred Shares are convertible for Common Shares and not subject to any waiting period with respect to the conversion thereof, (2) of the date as of which the Series B-2 Preferred Shares became convertible for Common Shares, (3) of the ratio at which the Series B-2 Preferred Shares are convertible for Common Shares and (4) a description of the nature of the Special Conversion Event or Adjustment Event, as the case may be. The Company shall send notice to all holders of Series B-2 Preferred Shares describing any action that would constitute a Special Conversion Event under clauses (ii) or (iii) of the definition thereof, together with a form of conversion notice, at least 30 calendar days prior to any vote of holders of the Common Shares required to approve such action, or, if no such vote is so required, prior to the consummation of the transaction.

     Notwithstanding the surrender of Series B-2 Preferred Shares for conversion into Common Shares, all accrued distributions with respect to such Series B-2 Preferred Shares for any past Distribution Periods that are in arrears at the time of such conversion shall be paid to the registered holder of such Series

B-2 Preferred Shares in the same manner as if such registered holder continued to be the registered holder of such converted Series B-2 Preferred Shares following such conversion or, if upon conversion of such Series B-2 Preferred Shares there will be no more Series B-2 Preferred Shares outstanding, then at the time of such conversion. In addition, if any holder surrenders Series B-2 Preferred Shares for conversion into Common Shares, such holder shall be entitled to receive a distribution on such Series B-2 Preferred Shares converted for the portion of the current Distribution Period such holder owned the Series B-2 Preferred Shares surrendered for conversion, notwithstanding that the record date for the distribution payable for the current Distribution Period may not have occurred, in an amount per Series B-2 Preferred Share converted equal to the product of (i) the distribution payable on each Series B-2 Preferred Share converted for the current Distribution Period, multiplied by (ii) a fraction, the numerator of which is the number of calendar days in such Distribution Period elapsed to (but not including) the date of conversion and the denominator of which is the total number of calendar days in such Distribution Period.

     If any holder surrenders Series B-2 Preferred Shares for conversion into Common Shares and as a result thereof such holder is or will be entitled to receive distributions with respect to both such Series B-2 Preferred Shares converted and such Common Shares into which such Series B-2 Preferred Shares were converted for the same period of time (the 'Overlapping Period'), then, at the time of and as a condition precedent to such conversion (or, if at the time of such conversion the amount of the distribution with respect to such Common

Shares has not yet been determined, at the time of such determination), the Company shall withhold from any distribution payable on such Series B-2 Preferred Shares converted, an amount equal to the Excess Amount (defined below), if any. If the amount of any distribution payable on such Series B-2 Preferred Shares converted shall not be sufficient to pay any Excess Amount, such holder hereby authorizes the Company to withhold from any distribution payable to such holder on any Series B-2 Preferred Shares owned by such holder or, to the extent permissible, on any Common Shares owned by such holder, an amount equal to the Excess Amount. 'Excess Amount' shall mean an amount equal to the product of (i) the sum of the distributions payable on each Common Share into which such Series B-2 Preferred Shares were converted for the distribution period relating to the Common Shares in which the Overlapping Period occurs, multiplied by (ii) a fraction, the numerator of which is the number of calendar days in the Overlapping Period and the denominator of which is the total number of calendar days in such distribution period relating to the Common Shares in which the Overlapping Period occurs.

     2. Any holder of one or more Series B-2 Preferred Shares electing to convert such Share or Shares shall deliver the certificate or certificates therefor to the principal office of the transfer agent for the Common Shares, with the form of notice of election to convert prescribed by the Company fully completed and duly executed and (if so required by the Company or any conversion agent) accompanied by instruments of transfer in form reasonably satisfactory to the Company and to any conversion agent, duly executed by the registered holder or his duly authorized attorney, and any payments (or evidence of payment) required pursuant to Subparagraph (D)(4). The conversion right with respect to any such Series B-2 Preferred Shares shall be deemed to have been exercised on the date upon which the last of the conditions for conversion provided in this Subparagraph (D)(2) have been satisfied by the holder of such Series B-2 Preferred Shares, and the Person or Persons entitled to receive the Common Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Shares on such date.

     3. No fractional Common Share or scrip representing a fractional Common Share shall be issued upon conversion of Series B-2 Preferred Shares. If more than one Series B-2 Preferred Share shall be surrendered for conversion on any day by the same holder, the number of full Common Shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate number of Series B-2 Preferred Shares so surrendered by such holder on such day. Instead of any fractional Common Share which would otherwise be issuable upon conversion of any Series B-2 Preferred Shares, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Current Market Price per Common Share.

     4. If a holder converts Series B-2 Preferred Shares, the Company shall pay, at the time of and as a condition precedent to conversion, any documentary, stamp or similar issue or transfer tax due on the issuance of Common Shares upon the conversion. The holder, however, shall pay to the Company the amount of any tax which is due (or shall establish to the satisfaction of the Company payment thereof) if the shares are to be issued in a name other than the name of the Person in whose name such Series B-2 Preferred Shares are registered.

     5. The Company shall reserve and shall at all times keep reserved out of its authorized but unissued Common Shares a sufficient number of Common Shares to permit the conversion of the then outstanding Series B-2 Preferred Shares that may then be converted. All Common Shares which may be issued upon conversion of Series B-2 Preferred Shares shall be validly issued and fully paid, and not subject to preemptive or other similar rights. In order that the Company may issue Common Shares upon conversion of Series B-2 Preferred Shares, the Company will endeavor to comply with all applicable Federal and State securities laws and will endeavor to list such Common Shares to be issued upon conversion on each securities exchange on which the Common Shares are listed.

     The Series B-2 Preferred Shares converted pursuant to the provisions of this Paragraph (D) shall thereupon be retired and may not be reissued as Series B-2 Preferred Shares but shall thereafter have the status of authorized but unissued Shares.

     6. The conversion rate in effect at any time shall be subject to adjustment from time to time upon the happening of certain events as follows:

          (i) Distribution of Common Shares; Reclassification; Subdivision; Combination. In case the Company shall (1) pay a dividend payable in, effect a split up of, or make any other distribution in, Common Shares to holders of the Common Shares, (2) reclassify the outstanding Common Shares into Shares of some other class or series of Shares, (3) subdivide the outstanding Common Shares into a greater number of Common Shares or (4) combine the outstanding Common Shares into a smaller number of Common Shares, the conversion rate immediately prior to such action shall be adjusted so that the holder of any Series B-2 Preferred Shares thereafter surrendered for conversion shall be entitled to receive the number of Common Shares which he would have owned immediately following such action had such Series B-2 Preferred Shares been converted immediately prior thereto. An adjustment made pursuant to this Subparagraph
     (D)(6)(i) shall become effective immediately after the record date in the case of a distribution and shall become effective immediately after the effective date in the case of a reclassification, subdivision or combination.

          (ii) Issuance of Additional Common Equity. (A) If the Company shall issue to a Person who is not a Company Affiliate (as defined below) at the time of issuance any Additional Common Equity (as defined below) at a price per share less than 85% of the Current Market Price per Common Share then in effect on the date of such issuance, then the number of Common Shares into which each Series B-2 Preferred Share shall be convertible shall be adjusted so that the same shall be equal to the number determined by multiplying the number of Common Shares into which such Series B-2 Preferred Share was convertible immediately prior to such issuance by a fraction of which the numerator shall be the number of shares of Common Equity outstanding immediately prior to such issuance plus the number of shares of Additional Common Equity offered, and of which the denominator shall be the number of shares of Common Equity outstanding immediately prior to such issuance plus the number of shares of Common Equity which the aggregate offering price of the Additional Common Equity offered would purchase at such Current Market Price per Share. Such adjustments shall become effective immediately after such issuance.

          (B) If the Company shall issue to a Person who is a Company Affiliate at the time of issuance, in any one or a series of related transactions, any Additional Common Equity at a price per share less than the Current Market Price per Common Share then in effect on the date of such issuance, then the number of Common Shares into which each Series B-2 Preferred Share shall be convertible shall be adjusted so that the same shall be equal to the number determined by multiplying the number of Common Shares into which such Series B-2 Preferred Share was convertible immediately prior to such issuance by a fraction of which the numerator shall be the number of shares of Common Equity outstanding immediately prior to such issuance plus the number of shares of Additional Common Equity offered, and of which the denominator shall be the number of shares of Common Equity outstanding immediately prior to such issuance plus the number of shares of Common Equity which the aggregate offering price of the Additional Common Equity offered would purchase at such Current Market Price per Share. Such adjustments shall become effective immediately after such issuance.

    'Additional Common Equity' shall mean all Common Equity issued by the Company except: (1) the Common Shares issued upon conversion of the Series B-2 Preferred Shares; (2) the Common Equity issued upon conversion of any Senior Shares, Parity Shares, Common Share Equivalents or any other shares of beneficial interest which, by their terms, are convertible into Common Equity and (a) which were outstanding on November 12, 1996, (b) for which no adjustment pursuant to this Subparagraph (D)(6) was required at the time of issuance or the time of any amendment or change thereto or (c) for which an adjustment is provided for in another provision of this Paragraph (D)(6);
    (3) up to an aggregate of 250,000 shares of Common Equity and shares of Common Equity into which Common Share Equivalents are exercisable, exchangeable or convertible, in each case issued to Affiliates of the Company from and after November 12, 1996, at a price per share less than the Current Market Price per Common Share then in effect on the date of such issuance, including, without limitation, shares of Common Equity or Common Share Equivalents issued to directors, officers, employees, or trustees of the Company or any Subsidiary of the Company and those issued pursuant to stock option, stock purchase, performance or other remuneration plans adopted by the Board of Trustees from time to time (including, without limitation, the Company's 1992 Employee Share Option Plan, 1992 Trustee Share Option Plan and 1995 Management Incentive Plan; (4) the issuance of shares of Common Equity under any circumstances for which an adjustment is provided in Subparagraph (D)(6)(i); or (5) Common Equity issued pursuant to a dividend reinvestment plan or stock purchase plan available to all holders of Common Equity.

    'Company Affiliate' shall mean, with respect to any issuance of Additional Common Equity, (i) any trustee, director, officer or employee of the Company or of any subsidiary of the Company, (ii) any Person that is the direct or indirect owner of more than five percent of the issued and outstanding Common Equity of the Company, (iii) any Person that controls, is controlled by or is under common control with, the Company,
    (iv) any trustee, director, officer, employee or family member of any Person listed in clauses (i), (ii) or (iii) of this definition or (v) any Person with respect to which any Person listed in clauses (i) through (iv) of this definition is a director, officer or the direct or indirect owner of more than ten percent of the issued and outstanding equity securities of such Person immediately prior to any such issuance.

    'Common Share Equivalent' shall mean any evidence of indebtedness, shares of stock or beneficial interest (other than Series B-2 Preferred Shares) or other securities which are or may be convertible into or exchangeable for Additional Common Equity ('Convertible Securities'), or any warrant, option or other right to subscribe for any Convertible Securities or for any Additional Common Equity.

    For purposes of this Subparagraph (D)(6)(ii), the number of Common Equity at any time outstanding shall not include Common Equity held in the treasury of the Company.

          (iii) Issuance of Common Share Equivalents. (A) If the Company shall issue to a Person who is not a Company Affiliate at the time of issuance any Common Share Equivalent and the aggregate of the price per Common Share Equivalent and the price per share for which shares of Additional Common Equity may be issuable thereafter pursuant to such Common Share Equivalent shall be below an amount equal to 85% of the Current Market Price per Common Share on the record date for determination of the holders of the Common Shares entitled to receive such issue, or, if, after any such issuance, the price per share for which shares of Additional Common Equity may be issuable thereafter is amended or changed and the aggregate of such price, as so amended or changed, and the price per Common Share Equivalent, shall be below an amount equal to 85% of the Current Market Price per Common Share at the effective time of such amendment or change, then the number of Common Shares into which each Series B-2 Preferred Share shall be convertible shall be adjusted so that the same shall be equal to the number determined by multiplying the number of Common Shares into which such Series B-2 Preferred Share was convertible immediately prior to such record date by a fraction of which the numerator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares into which, or for which, the Common Share Equivalents so offered are convertible or exercisable, and of which the denominator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the Common Shares into which, or for which, the Common Share Equivalents so offered are convertible or exercisable would purchase at such Current Market Price per Common Share. Such adjustments shall become effective immediately after such record date.

          (B) If the Company shall issue to a Person who is a Company Affiliate at the time of issuance, in any one or a series of related transactions, any Common Share Equivalents and the aggregate of the price per Common Share Equivalent and the price per share for which shares of Additional Common Equity may be issuable thereafter pursuant to such Common Share Equivalent shall be below an amount equal to the Current Market Price per Common Share on the date of issue, or, if, after any such issuance, the price per share for which shares of Additional Common Equity may be issuable thereafter is amended or changed and the aggregate of such price, as so amended or changed, and the price per Common Share Equivalent, shall be below an amount equal to the Current Market Price per Common Share at the effective time of such amendment or change, then the number of Common Shares into which each Series B-2 Preferred Share shall be convertible shall be adjusted so that the same shall be equal to the number determined by multiplying the number of Common Shares into which such Series B-2 Preferred Share was convertible immediately prior to such record date by a fraction of which the numerator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares into which, or for which, the Common Share Equivalents so offered are convertible or exercisable, and of which the denominator shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the Common Shares into which, or for which, the Common Share Equivalents so offered are convertible or exercisable would purchase at such Current Market Price per Common Share. Such adjustments shall become effective immediately after such issuance.

          (iv) Conversion of Series A Preferred Shares or Series A-1 Preferred Shares. Notwithstanding anything to the contrary contained in this Subparagraph (D)(6), if the aggregate number of Common Shares into which the Series A Preferred Shares or Series A-1 Preferred Shares are converted exceeds 500,000

     Common Shares, subject to adjustment pursuant to Subparagraph (D)(6)(i) (the 'Series A Conversion Limit'), then the number of Common Shares into which each Series B-2 Preferred Share shall be convertible shall be adjusted so that the holder of any Series B-2 Preferred Shares thereafter surrendered for conversion shall be entitled to receive such number of Common Shares as would have been received by such holder of Series B-2 Preferred Shares having the same percentage of the then outstanding Common Shares upon such conversion as such holder would have received upon conversion if the aggregate number of Common Shares into which the Series A Preferred Shares or Series A-1 Preferred Shares were converted equalled the Series A Conversion Limit at the time of conversion of such Series B-2 Preferred Shares.

          (v) Additional Adjustments. In the event that the Company shall issue to Affiliates of the Company in excess of an aggregate of 250,000 shares of Common Equity and shares of Common Equity into which Common Share Equivalents are exercisable, exchangeable or convertible, in each case which are issued from and after November 12, 1996, at a price per share less than the Current Market Price per Common Share then in effect on the date of such issuance, then the calculation of the number of Common Shares into which each Series B-2 Preferred Share is convertible shall be adjusted pursuant to the provisions of this Subparagraph (D)(6) for each such shares of Common Equity and Common Share Equivalents to Affiliates of the Company at a price per share less than the Current Market Price per Common Share then in effect on the date of such issuance.

          (vi) Limitation of Adjustments.  For purposes of this Subparagraph
     (D)(6), the number of Common Shares or Common Equity at any time outstanding shall not include Common Shares or Common Equity held in the treasury of the Company. No adjustment of the Series B-2 Conversion Price shall be made under Subparagraph (D)(6)(iii), (1) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or rights, if any adjustment shall previously have been made in the Series B-2 Conversion Price then in effect upon the issuance of such warrants or other rights pursuant to Subparagraph (D)(6)(iii) or otherwise pursuant to this Subparagraph (D)(6) or (2) upon the issuance of the Series A-1 Preferred Shares in exchange for all of the issued and outstanding Series A Preferred Shares.

          (vii) Additional Distributions. If the Company shall make a dividend or distribution of securities (other than Common Shares or Common Share Equivalents) or other property to the holders of Junior Shares and not to the holders of the Series B-2 Preferred Shares, then, unless the holders of the Series B-2 Preferred Shares are entitled to receive such distribution at a later time upon conversion of the Series B-2 Preferred Shares and such distribution has been set aside for such later distribution, each holder of Series B-2 Preferred Shares shall receive at the time of payment or issuance of such dividend or distribution, without payment or any consideration therefor, such securities or other property which he would have owned immediately following such dividend or distribution had such holder's Series B-2 Preferred Shares been converted immediately prior thereto; and an appropriate provision therefor shall be made a part of any such dividend or distribution.


          (viii) Computation of Consideration. In making adjustments to the Series B-2 Conversion Price pursuant to this Subparagraph (D)(6), the consideration received by the Company shall be deemed to be the following: to the extent that any Additional Common Equity, any Common Share Equivalents or rights shall be issued for a cash consideration, the consideration received by the Company therefor, or, if such Additional Common Equity or Common Share Equivalents are offered by the Company for subscription, the subscription price paid to and received by the Company, or, if such Additional Common Equity or Common Share Equivalents are sold to underwriters or dealers for -public offering without a subscription offering, the initial public offering price, in each such case excluding any amounts paid or receivable for accrued interest or accrued dividends and without deduction of any compensation, discounts, commissions or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issue thereof; to the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the consideration received by the Company shall be the fair market value of such consideration at the time of such issuance as determined in good faith by the Board of Trustees. The consideration for any Additional Common Equity issuable pursuant to any Common Share Equivalents shall be the consideration received by the Company for issuing such Common Share Equivalents, plus the additional consideration payable to the Company upon the exercise, conversion or exchange of such Common Share Equivalents. In the case of the issuance at any time of any Additional Common Equity or

     Common Share Equivalents in payment or satisfaction of any dividend upon any class of stock other than Common Shares, the Company shall be deemed to have received for such Additional Common Equity or Common Share Equivalents a consideration equal to the amount of such dividend so paid or satisfied. In any case in which the consideration to be received or paid shall be other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Trustees, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith.

     7. No adjustment in the conversion rate shall be required until cumulative adjustments result in a change of 1% or more of the conversion price as in effect prior to the last adjustment of the conversion rate; provided, that any adjustment which by reason of this Subparagraph (D)(7) is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Paragraph (D) shall be rounded up to the nearest cent ($.01) or to the nearest one-thousandth (1/1000) of a share, as the case may be. No adjustment to the conversion rate shall be made for cash dividends.

     8. In the event that, as a result of an adjustment made pursuant to Subparagraph (D)(6), the holder of any Series B-2 Preferred Shares thereafter surrendered for conversion shall become entitled to receive any Shares other than Common Shares, thereafter the number of such Shares so receivable upon conversion of any Series B-2 Preferred Shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in this Paragraph
(D).

     9. The Company may make such increases in the number of Common Shares to be received upon the conversion of Series B-2 Preferred Shares, in addition to those required by Subparagraph (D)(6), as is considered to be advisable by the Board of Trustees in order that any event treated for Federal income tax purposes as a distribution of shares or share rights shall not be taxable to the recipients thereof.

     10. Whenever the conversion rate is adjusted, the Company shall, in addition to any notice required to be delivered pursuant to Subparagraphs (D)(1) or (D)(11), promptly, but in no event later than ten days following such adjustment, send notice to all holders of Series B-2 Preferred Shares of the adjustment and shall cause to be prepared a certificate signed by the principal financial officer of the Company setting forth, in reasonable detail, the adjusted conversion rate and a brief statement of the facts requiring such adjustment and the computation thereof (including a description of the basis on which the Board of Trustees made any determination relating to such adjustment); such certificate shall forthwith be filed with each transfer agent for the Series B-2 Preferred Shares.

     11. Each holder of Series B-2 Preferred Shares shall be entitled to all notices, including notice of the record dates for any votes with respect to the Common Shares, delivered to holders of Common Shares. In addition, in the event that:

          (i) the Company resolves to take any action which, if it were to occur, would require an adjustment in the conversion rate, or takes such action, or

          (ii) the Company resolves to take any action which, if it were to occur, would constitute a Special Conversion Event, or a Special Conversion Event occurs,

a holder of Series B-2 Preferred Shares, if it has a right to convert, may wish to convert, at the applicable conversion ratio, some or all of such shares into Common Shares prior to the record date for, or the effective date of, the transaction so that it may receive the rights, warrants, securities or assets which a holder of Common Shares on that date may receive. Therefore, the Company shall, in addition to any notice required to be delivered pursuant to Subparagraphs (D)(1) or (D)(10), send notice to all holders of Series B-2 Preferred Shares stating the proposed record or effective date of the transaction described in clauses (ii) or (iii) of the definition of Special Conversion Event at least 30 days before such date.

     In the event (a) that the Company shall authorize the granting to holders of Common Shares of rights to subscribe for or purchase any shares of beneficial interest of any class or of any other rights or (b) of any capital reorganization or reclassification of the shares of beneficial interest of the Company, then the Company shall provide to the holders of the Series B-2 Preferred Shares prompt notice stating (i) the date on which a record is to be taken for the purpose of such distribution or subscription rights, or, if a record is not to be taken, the date as of which the holders of Common Shares of record would be entitled to such distribution or subscription rights or (ii) the date on which a capital reorganization or reclassification is expected to become effective.

     12. In case of (i) any reclassification of outstanding Common Shares issuable upon conversion of Series B-2 Preferred Shares, or (ii) any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification of outstanding Common Shares issuable upon such conversion), the rights of the holders of the outstanding Series B-2 Preferred Shares shall be adjusted in the manner described below:

          (i) In the event that the Company is the surviving corporation, each Series B-2 Preferred Share shall, without payment of additional consideration therefor, be deemed modified so as to provide that upon conversion of each Series B-2 Preferred Share, the holder thereof shall receive, in lieu of each Common Share theretofore issuable upon such conversion, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, consolidation or merger by the holder of one Common Share issuable upon such conversion had such conversion occurred immediately prior to such reclassification, consolidation or merger. Such Series B-2 Preferred Share shall be deemed to provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Subparagraph (D)(12). The provisions of this Subparagraph (D)(12)(i) shall similarly apply to successive reclassifications, consolidations and mergers.

          (ii) In the event that the Company is not the surviving corporation,
     (A) effective provision shall be made in the charter documents of the surviving Person or otherwise for the recognition, preservation and protection of the preferences, conversion and other rights, voting powers, restrictions and limitations as to dividends or other distributions of the Series B-2 Preferred Shares or (B) the surviving corporation shall, without payment of any additional consideration therefor, issue new Series B-2 Preferred Shares providing that, upon conversion thereof, the holder thereof shall receive, in lieu of each Common Share theretofore issuable upon conversion of the Series B-2 Preferred Shares, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, consolidation or merger by the holder of one Common Share issuable upon conversion of the Series B-2 Preferred Shares had such conversion occurred immediately prior to such reclassification, consolidation or merger. Such new Series B-2 Preferred Shares shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Subparagraph (D)(12)(ii). The provisions of this Subparagraph (D)(12)(ii) shall similarly apply to successive reclassifications, consolidations and mergers.

     A change in par value, or from par value to no par value, or from no par value to par value, or a change as a result of a subdivision or combination,

shall not be deemed a reclassification for purposes of these Paragraphs (A) through (N).

E. VOTING RIGHTS.

     1. The holders of Series B-2 Preferred Shares shall not be entitled to vote at, or participate in, any meeting of shareholders of the Company, and shall have no other right to vote, except (i) as provided in Paragraph (L), (ii) as provided in Subparagraph (E)(2), or (iii) as required by law.

     2. (i) (A) If (x) the Company shall have failed to pay the distributions on the outstanding Series B Preferred Shares for any two quarterly Distribution Periods (whether or not consecutive) or (y) a Special Conversion Event shall have occurred (notwithstanding that such Special Conversion Event at any time thereafter no longer continues), the holders of the Series B Preferred Shares shall immediately and at all times thereafter vote together with the holders of the Common Shares as a single class on all actions to be taken by the holders of the Common Shares. Each holder of Series B Preferred Shares shall be entitled to such number of votes as shall equal the number of Common Shares into which his Series B Preferred Shares are then convertible, and be entitled to notice of all shareholder meetings with respect to which the holders of Common Shares are then entitled.

     (B) If the Company resolves to take any action that would constitute a Special Conversion Event under clauses (ii) or (iii) of the definition thereof, and if the holders of the Common Shares are entitled to vote on such Special Conversion Event, then the holders of the Series B Preferred Shares shall be entitled to vote together with the holders of the Common Shares as a single class on such Special Conversion Event. Each holder of Series B Preferred Shares shall be entitled to such number of votes as shall equal the number of Common Shares into which his Series B Preferred Shares are then convertible, and be entitled to notice of all shareholder meetings with respect to which the holders of Common Shares are then entitled with respect to such resolution.

     (ii) If the Company shall have failed to authorize and pay or declare and set apart for payment the distributions accumulated on the outstanding Series B Preferred Shares for any four quarterly Distribution Periods (a 'Four Quarter Preferential Distribution Non-Payment'), the number of trustees of the Board of Trustees shall be increased by one and the holders of the outstanding Series B Preferred Shares, voting together as a separate class, shall be entitled to elect one additional trustee to the Board of Trustees (a 'Preferred Shares Trustee') until the full distributions accumulated on all outstanding Series B Preferred Shares for such four quarterly Distribution Periods have been authorized and paid or declared and set apart for payment.

     The right of the holders of Series B Preferred Shares to elect a Preferred Shares Trustee may be exercised at any annual meeting of shareholders, or, within the limitations hereinafter provided, at a special meeting of holders of Series B Preferred Shares held for such purpose. At any time after such voting power shall have so vested in the holders of Series B Preferred Shares, the Board of Trustees shall, at the request of holders of record of at least 25% of the Series B Preferred Shares then outstanding, call a special meeting of the holders of Series B Preferred Shares for the election of the Preferred Shares Trustee to be elected by the holders of Series B Preferred Shares, to be held within 90 days after such call and at the place and upon the notice provided by law and in the By-laws for the holding of meetings of shareholders; provided, however, that the Board of Trustees shall not be required to call such special meeting in the case of any such request received less than 90 days before the date fixed for any annual meeting of shareholders. At any meeting so called or at any annual meeting, (a) holders of a majority of the outstanding Series B Preferred Shares, voting together as a separate class, in person or by proxy, shall be sufficient to constitute a quorum for the election of a Preferred Shares Trustee as provided in this Subparagraph (E)(2)(ii), and (b) holders of a plurality of the outstanding Series B Preferred Shares, voting together as a separate class, shall have the power to elect a Preferred Shares Trustee. If any such special meeting required to be called as above provided shall not be called by the Board of Trustees within 90 days of a request pursuant to this Subparagraph (E)(2)(ii), then the holders of record of at least 25% of the Series B Preferred Shares then outstanding may designate in writing one of their number to call such meeting, and the person so designated may, at the Company's expense, call such meeting to be held at the place and upon the notice above provided. No such special meeting and no adjournment thereof shall be held on a date later than 30 days before the annual meeting of the shareholders or a special meeting held in place thereof next succeeding the time when the holders of Series B Preferred Shares become entitled to elect a Preferred Shares Trustee as above provided. No Preferred Shares Trustee elected by the holders of the Series B Preferred Shares may be removed except by the vote of the holders of a majority of the outstanding Series B Preferred Shares, voting together as a separate class, in person or by proxy, at a meeting called for such purpose. So long as a Four Quarter Preferential Distribution Non-Payment shall continue, if a Preferred Shares Trustee who has been elected by the holders of

Series B Preferred Shares to serve on the Board of Trustees shall no longer serve on the Board of Trustees by reason of resignation, death or removal, such vacancy shall be filled by holders of a plurality of the outstanding Series B Preferred Shares, voting together as a separate class, at a meeting called in accordance with the provisions of this Subparagraph (E)(2)(ii).

     If and when all accumulated distributions on the Series B Preferred Shares have been authorized and paid or declared and set apart for payment, the holders of the Series B Preferred Shares shall be divested of the special voting rights provided by this Subparagraph (E)(2), subject to revesting in the event of each and every subsequent Four Quarter Preferential Distribution Non-Payment. Upon termination of such special voting rights attributable to all holders of the Series B Preferred Shares, the term of office of the Preferred Shares Trustee shall forthwith terminate and the number of trustees constituting the entire Board of Trustees shall be reduced by one.

     3. So long as any Series B Preferred Shares are outstand-ing, the number of trustees constituting the entire Board of Trustees shall at all times be such that the exercise, by the holders of the Series B Preferred Shares of the right to elect a Preferred Shares Trustee under the circumstances provided for in Subparagraph (E)(2) will not contravene any provision of the Declaration of Trust restricting the number of trustees which may constitute the entire Board of Trustees.

     4. A Preferred Shares Trustee elected pursuant to Subparagraph (E)(2) shall serve until the earlier of (x) the next annual meeting of the shareholders of the Company and the election (by the holders of the Series B Preferred Shares) and qualification of his successor or (y) the termination of the special voting rights as provided for in Subparagraph (E)(2).

F. TRUSTEES' RIGHT TO REFUSE TO TRANSFER SERIES B-2 PREFERRED SHARES; LIMITATION ON HOLDINGS.

     1. The terms and provisions of this Paragraph (F) shall apply in addition to, and not in limitation of, the terms and provisions of Section 6.6 of the Declaration of Trust.

     2. Each Person who owns directly or indirectly more than five percent in number or value of the total Shares outstanding shall, by January 30 of each year, give written notice to the Company stating the Person's name and address, the number of Shares directly or indirectly owned by such Person, and a description of the capacity in which such Shares are held. For purposes of this Paragraph (F), the number and value of the total Shares outstanding shall be determined by the Board of Trustees in good faith, which determination shall be conclusive for all purposes hereunder. In addition, each direct or indirect holder of Shares, irrespective of such shareholder's percentage 'ownership' of outstanding Shares, shall upon demand disclose to the Company in writing such information with respect to the direct or indirect ownership of Shares as the Board of Trustees deems reasonably necessary from time to time to enable the Board of Trustees to determine whether the Company complies with the REIT Provisions of the Code (as defined in Section 1.5 of the Declaration of Trust), to comply with the requirements of any taxing authority or governmental agency or to ensure or ascertain compliance with this Paragraph (F). For purposes of this Paragraph (F), 'ownership' shall be as defined in Subparagraph (F)(11).

     3. If, in the opinion of the Board of Trustees, which shall be binding upon any prospective acquiror of Series B-2 Pre-ferred Shares, any proposed transfer or issuance would jeopardize the status of the Company as a REIT under the REIT Provisions of the Code, the Board of Trustees shall have the right, but not the duty, to refuse to permit such transfer or issuance or refuse to give effect to such transfer or issuance and to take any action to cause any such transfer not to occur or to void any such issuance.

     4. As a condition to any transfer and/or registration of transfer on the books of the Company of any Series B-2 Preferred Shares which could result in direct or indirect ownership of Shares exceeding 9.8% of the lesser of the number or the value of the total Shares (such excess shares, the 'Excess Shares') by a Person other than a Series B-2 Excepted Person, such prospective transferee shall give written notice to the Company of the proposed transfer and shall furnish such opinions of counsel, affidavits, undertakings, agreements and information as may be required by the Board of Trustees no later than the 15th day prior to any transfer which, if consummated, would result in such ownership. On each date of determination, the calculation of the number of the total Shares outstanding on such date shall be made assuming the conversion or exercise of all Series B-2 Preferred Shares,

Common Share Equivalents and Convertible Securities of such transferee on the date of determination in accordance with the terms of these Paragraphs (A)

through (N).

     5. Any transfer or issuance of Series B-2 Preferred Shares that would (i) create a direct or indirect owner of Excess Shares other than a Series B-2 Excepted Person; or (ii) result in the Company being 'closely held' within the meaning of Section 856(h) of the Code, shall be void ab initio and the prospective acquiror shall not be entitled to any rights afforded to owners of Series B-2 Preferred Shares hereunder and shall be deemed never to have had an interest therein.

     'Series B-2 Excepted Person' shall mean (i) any Person defined as an 'Excepted Person' pursuant to the Declaration of Trust, (ii) any Person approved prior to the Initial Issue Date by the Board of Trustees, (iii) any Person approved after the Initial Issue Date by the Board of Trustees, at its option and in its sole discretion, and (iv) each Person listed below, for so long as its direct or indirect ownership of Shares, individually or in the aggregate, in any combination, with those of any or all other Persons listed below, do not and could not exceed, the number of Shares or the percentage set forth below of the lesser of the number or the value of the Shares outstanding. Notwithstanding anything contained in these Paragraphs (A) through (N) to the contrary, the Board of Trustees shall not grant approval to any Person, and no Person shall be or be deemed a Series B-2 Excepted Person, if such Person's direct or indirect ownership of Series B-2 Excess Shares would or could result, directly, indirectly or as a result of attribution of ownership, in termination of the status of the Company as a REIT under the REIT provisions of the Code.

                                                           AGGREGATE NUMBER OF SHARES OR PERCENTAGE FOR ALL SUCH
          NAMES OF SERIES B-2 EXCEPTED PERSONS                           EXCEPTED PERSONS COMBINED
          ------------------------------------            -------------------------------------------------------
Robert A. Mandor, Leonard S. Mandor, Concord Milestone    The maximum number of shares of beneficial interest of
Partners L.P., Concord Associates, Concord Income Realty  the Company, into which such holders' Series B-1
VI, L.P., Castle Plaza, Inc., Mill Neck Associates        Preferred Shares and Series B-2 Preferred Shares are
and/or Mountain View Mall, Inc. and/or their affiliates.  then convertible, plus 33,200 Common Shares, less any shares of beneficial interest of the Company transferred
                                                          by any such holders to any Person who is not one of the
                                                          Series B-2 Excepted Persons listed herein, but in no
                                                          event less than 9.8%.

     6. The Company, by notice to the holder, transferor or transferee thereof, as the case may be, may purchase any or all Excess Shares (i) that are or proposed to be transferred in violation of any of the provisions hereof or (ii) that are or proposed to be transferred pursuant to a transfer which, in the opinion of the Board of Trustees (which shall be binding upon any proposed transferor or transferee of Series B-2 Preferred Shares), would result in any Person acquiring Series B-2 Excess Shares, or would otherwise jeopardize the status of the Company as a real estate investment trust under the REIT Provisions of the Code. The Company shall have the power, by lot or other means deemed equitable by the Board of Trustees in its sole discretion, to purchase such Series B-2 Excess Shares. The purchase price for each Series B-2 Excess Share shall be equal to the greatest of (i) the average of the closing prices for a Series B-2 Preferred Share for the thirty trading days preceding the day on which notice of such proposed transfer is sent, (ii) the product of (x) the average of the closing prices for a Common Share for the thirty trading days preceding the day on which notice of such proposed transfer is sent and (y) the number (including fractions) of Common Shares into which such Series B-2 Preferred Share may be converted on such day and (iii) the sum of (x) the Liquidation Preference for such Series B-2 Preferred Share and (y) the accrued and unpaid distributions on such Series B-2 Preferred Share. The closing price for such days shall be the last reported sale price regular way or, in case no such reported sale takes place on such date, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange, Inc., or if the Series B-2 Preferred Shares or Common Shares, as the case may be, are not listed or admitted to trading on the New York Stock Exchange, Inc., on the principal national securities exchange on which the Series B-2 Preferred Shares or Common Shares, as the case may be, are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the closing sale price of the Series B-2 Preferred Shares or Common Shares, as the case may be, or in case no reported sale takes place, the average of the closing bid and asked prices, on NASDAQ or any comparable system. If the Series B-2 Preferred Shares or Common Shares, as the case may be, are not quoted on NASDAQ or any comparable system, the Board of Trustees shall in good faith determine the current market price on such basis as it considers appropriate. Prompt payment of the purchase price shall be made in cash by the Company in such manner as may be determined by the Board of Trustees, but in no event later than twenty Business Days after the Board of Trustees elects to make such purchase. From and after the date fixed for purchase by the Board of Trustees, and so long as payment of the purchase price for the Series B-2 Preferred Shares to be so purchased shall have been made or duly provided for, the holder of any Series B-2 Excess Shares so called for purchase shall cease to be entitled to dividends, distributions, voting rights and other benefits with respect to such Series B-2 Preferred Shares, excepting only the right to payment of the purchase price fixed as aforesaid. Any dividend or distribution paid to a proposed transferee of Series B-2 Excess Shares prior to the discovery by the Company that the Series B-2 Preferred Shares have been transferred in violation of this Paragraph (F) shall be repaid to the Company upon demand. The Series B-2 Preferred Shares purchased pursuant to the provisions of this Subparagraph
(F)(6) shall thereupon be retired and may not be reissued as Series B-2 Preferred Shares but shall thereafter have the status of authorized but unissued Shares.

     7. If Subparagraph (F)(5), (6), (7) or (8) is determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the acquiror of Series B-2 Preferred Shares in violation of such subparagraphs shall be deemed, at the option of the Company, to have acted as agent on behalf of the Company in acquiring such Series B-2 Preferred Shares on behalf of the Company. The Company, by notice to the acquiror thereof, may purchase any or all Series B-2 Preferred Shares so acquired in the manner designated by Subparagraph
(F)(6).

     8. Subject to Subparagraph (F)(12), notwithstanding any other provision in these Paragraphs (A) through (N) to the contrary, any purported transfer, sale or acquisition of Series B-2 Preferred Shares (whether such purported transfer, sale or acquisition results from the direct or indirect ownership, or attribution of ownership, of Series B-2 Preferred Shares) which would result in the termination of the status of the Company as a REIT under the REIT Provisions of the Code shall be null and void ab initio. Any such Series B-2 Preferred Shares may be treated by the Board of Trustees in the manner prescribed for Series B-2 Excess Shares in Subparagraph (F)(6).

     9. Subject to Subparagraph (F)(12), nothing contained in this Paragraph (F) or in any other provision of these Paragraphs (A) through (N) shall limit the authority of the Board of Trustees to take such other action as it deems necessary or advisable to protect the Company and the interests of the Shareholders by preservation of the Company's status as a REIT under the REIT Provisions of the Code.

     10. If any provision of this Paragraph (F) or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court. To the extent this Paragraph (F) may be inconsistent with any other provision in these Paragraphs (A) through (N), this Paragraph (F) shall be controlling.

     11. For purposes of these Paragraphs (A) through (N), Series B-2 Preferred Shares not owned directly shall be deemed to be owned indirectly by a Person if that Person or a group of which he is a member would be the beneficial owner of such Series B-2 Preferred Shares, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and/or would be considered to own such Series B-2 Preferred Shares by reason of the REIT Provisions of the Code.

     12. Notwithstanding any other provision of Paragraph (F), nothing in these Paragraphs (A) through (N) shall preclude the settlement of transactions entered into through the facilities of the New York Stock Exchange, Inc. The fact that the settlement of any transaction is permitted shall not negate the effect of any other provision of this Paragraph (F) and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Paragraph (F).

G.  REDEMPTION AT THE OPTION OF THE BOARD OF TRUSTEES.

     1. After the fifth anniversary of the Initial Issue Date, if the aggregate Liquidation Preferences of all of the outstanding Series B-2 Preferred Shares shall at any time be less than $3,000,000, the Board of Trustees may, at its option and in its sole discretion, redeem the Series B-2 Preferred Shares in whole, subject to the limitations set forth below, at a redemption price equal to $25.00 per share (the 'Call Price'), plus (i) all distributions accrued and unpaid on such Series B-2 Preferred Shares for past Distribution Periods and
(ii) the pro rata portion of the
distributions on such Series B-2 Preferred Shares for the current Distribution Period through the Redemption Date (together, the 'Redemption Distributions'), upon giving notice as provided below.


     2. At least 30 days but not more than 90 days prior to the date fixed for the redemption of the Series B-2 Preferred Shares (the 'Redemption Date'), the Company shall mail a written notice (a 'Notice of Redemption') to each holder of record of the Series B-2 Preferred Shares in a postage prepaid envelope addressed to such holder at his address as shown on the records of the Company, notifying such holder of the election of the Company to redeem such Series B-2 Preferred Shares, stating the Redemption Date, the Call Price, the number of Series B-2 Preferred Shares then outstanding and to be redeemed and the place(s) where the certificate(s) representing such Series B-2 Preferred Shares are to be surrendered for payment.

     3. On or after the Redemption Date each holder of the Series B-2 Preferred Shares shall present and surrender his certificate or certificates for such Series B-2 Preferred Shares to the Company at the place designated in such notice for redemption and thereupon the Call Price and the Redemption Distributions for such Series B-2 Preferred Shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. From and after the Redemption Date (unless default shall be made by the Company in payment of the Call Price or the Redemption Distributions), (i) all distributions on the Series B-2 Preferred Shares shall cease to accrue, and all rights of the holders thereof as shareholders of the Company shall cease and terminate, except for the right (x) to surrender their Series B-2 Preferred Shares for conversion into Common Shares as provided for, and in accordance with, the provisions of these Paragraphs (A) through (N) (including, without limitation, Paragraph (D) hereof) at any time prior to the Redemption Date or
(y) to receive the Call Price and the Redemption Distributions with respect to such Series B-2 Preferred Shares upon the surrender of certificates representing the same, (ii) the Series B-2 Preferred Shares shall no longer be deemed to be outstanding for any purpose whatsoever and (iii) the Series B-2 Preferred Shares redeemed pursuant to the provisions of this Paragraph (G) shall thereupon be retired and may not be reissued as Series B-2 Preferred Shares but shall thereafter have the status of authorized but unissued Shares.

     4. If a Notice of Redemption has been given pursuant to Subparagraph (G)(2) above and any holder of Series B-2 Preferred Shares shall, prior to the close of business on the last Business Day preceding the Redemption Date, give written notice to the Company pursuant to Paragraph (D) of the conversion of any or all of the Series B-2 Preferred Shares to be redeemed held by such holder (accompanied by a certificate or certificates for such shares, duly endorsed or assigned to the Company), then such redemption shall not become effective as to such Series B-2 Preferred Shares to be converted, such conversion shall become effective as provided in Paragraph (D).

H.  EXCLUSION OF OTHER RIGHTS.

     Except as may otherwise be required by law, the Series B-2 Preferred Shares shall not have any preferences, conversion or other rights, voting powers, restrictions or limitations as to dividends or other distributions other than as specifically set forth in the Declaration of Trust.

I.  HEADINGS OF SUBDIVISIONS.


     The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

J.  SEVERABILITY OF PROVISIONS.

     If any of the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends or other distributions of the Series B-2 Preferred Shares set forth in the Declaration of Trust is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other preferences, conversion or other rights, voting powers, restrictions, or limitations as to distributions of Series B-2 Preferred Shares set forth in the Declaration of Trust which can be given effect without the invalid, unlawful or unenforceable provision thereof shall, nevertheless, remain in full force and effect and no preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends or other distributions of the Series B-2

Preferred Shares herein set forth shall be deemed dependent upon any other provision thereof unless so expressed therein.

K.  RANKING.

     With regard to rights to receive distributions and amounts payable upon liquidation, dissolution or winding up of the Company, the Series B-2 Preferred Shares shall rank senior to any Junior Shares, the Common Shares and any Common Share Equivalent and on a parity with any other preferred shares issued by the Company, unless the terms of such other preferred shares provide otherwise and, if applicable, the requirements of Paragraph (L) hereof have been complied with. However, the Company may authorize or increase any class or series of Parity Shares or Junior Shares, or both, without the vote or consent of the holders of the Series B-2 Preferred Shares.

L.  LIMITATIONS.

     In addition to any other rights provided to the holders of the Series B-2 Preferred Shares by applicable law, so long as any Series B-2 Preferred Shares are outstanding, the Company shall not, without the affirmative vote of the holders of at least a majority of the total number of outstanding Series B Preferred Shares, voting together as a separate class,

          (i) authorize, create or issue, or increase the par value or authorized or issued amount of, any class or series of Senior Shares, or rights to subscribe to or acquire, any security convertible into, any class or series of Senior Shares, or reclassify any shares of beneficial interest into any such Senior Shares or reclassify any Junior Shares into Parity Shares;

          (ii) amend, alter or repeal, whether by merger, consolidation or otherwise, any of the provisions of the Declaration of Trust (including these Paragraphs (A) through (N)) so as to adversely affect the preferences, right to convert, conversion price adjustments, notice rights, special conversion rights, distribution and liquidation rights, preferences, restrictions or limitations, redemption rights or privileges, or voting powers or rights of the Series B-2 Preferred Shares; or

          (iii) modify an express contract right of the Series B-2 Preferred Shares;

but (except as otherwise provided in these Paragraphs (A) through (N) or required by applicable law) nothing herein contained shall require such a vote or consent (i) in connection with any increase in the total number of authorized Common Shares, or (ii) in connection with the authorization or increase of any class or series of Parity Shares or Junior Shares. The Company with the written consent or affirmative vote of the holders of a majority of the Series B Preferred Shares shall have the right to amend, alter or repeal any of the provisions of these Paragraphs (A) through (N) without the approval, consent or vote of any other class of shares of beneficial interest of the Company.

M.  NO PREEMPTIVE RIGHTS.

     No holder of Series B-2 Preferred Shares shall be entitled to any preemptive rights to subscribe for or acquire any unissued Shares (whether now or hereafter authorized) or securities of the Company convertible, including securities into or carrying a right to subscribe to or acquire Shares.

N.  NOTICES.

     Except as may otherwise be provided in the Declaration of Trust, all notices to holders of Series B-2 Preferred Shares shall be written, and delivered by first class mail, postage prepaid, addressed to record holders of the Series B-2 Preferred Shares as their names shall appear on the share records of the Company on the applicable record date, or, if no record date has been set, then on the date of delivery of such notice.

     SECOND: The Series B-2 Preferred Shares have been classified by the Board of Trustees under a power contained in the Declaration of Trust.

     THIRD: These Articles Supplementary have been approved by the Board of Trustees in the manner and by the vote required by law.

     FOURTH: Each of the undersigned acknowledges these Articles Supplementary to be the act of the Company and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

     FIFTH: These Articles Supplementary and all documents, agreements, understandings and arrangements relating hereto have been entered into or executed on behalf of the Company by the undersigned in his capacity as a trustee of the Company, which has been formed as a Maryland real estate invest-ment trust pursuant to a declaration of trust of the Company dated July 20, 1992, as amended and restated, and not individually, and neither the trustees, officers nor shareholders of the Company shall be bound or have any personal liability hereunder or thereunder. Holders of the Series B-2 Preferred Shares shall look solely to the assets of the Company for satisfaction of any liability of the Company in respect of these Articles Supplementary and all documents, agreements, understandings and arrangements relating hereto and will not seek recourse or commence any action against any of the trustees, officers or shareholders of the Company or any of their personal assets for the performance or payment of any obligation hereunder or thereunder. The foregoing shall also apply to any future documents, agreements, understandings, arrangements or transactions between the Company and holders of the Series B-2 Preferred Shares.

                                 *     *     *

         [The remainder of this page has been intentionally left blank]

     These Articles Supplementary are executed on behalf of the Company by its
Board of Trustees this   day of          , 1997.

                                          KRANZCO REALTY TRUST

               (SEAL)

                                          ______________________________________
                                                   Norman M. Kranzdorf

                                          ______________________________________
                                                     Robert H. Dennis

                                          ______________________________________
                                                    Irving B. Maizlish

                                          ______________________________________
                                                  Dr. Peter D. Linneman

                                          ______________________________________
                                                    James B. Selonick

                                          ______________________________________
                                                    E. Donald Shapiro
                                          ______________________________________

                                                      Edmund Barrett

                                 FORM OF PROXY
                         UNION PROPERTY INVESTORS, INC.
        SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 26, 1997
 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNION PROPERTY
                                INVESTORS, INC.

    The undersigned hereby appoints Leonard S. Mandor and Robert A. Mandor, or either one of them, attorney with full power of substitution and revocation to each, to vote for and in the name of the undersigned all of the shares of Common Stock of Union Property Investors, Inc. ('UPI') which the undersigned is entitled to vote at the Special Meeting of Stockholders of UPI to be held on Wednesday, February 26, 1997 at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof, as follows:

    To approve and adopt the Agreement and Plan of Merger dated November 12, 1996, as amended, by and among UPI, Kranzco Realty Trust ('Kranzco') and KRT Union Corp., a wholly-owned subsidiary of Kranzco, and authorize the merger of UPI with and into KRT Union Corp. and the other transactions contemplated by the Agreement and Plan of Merger.

            FOR  / /            AGAINST  / /            ABSTAIN  / /

    THE PROXY WILL BE VOTED AS YOU SPECIFY ABOVE WITH RESPECT TO THE MATTER SET FORTH ABOVE. IF THIS PROXY IS EXECUTED BUT NO CHOICE IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE APPROVAL AND ADOPTION OF THE AGREEMENT AND PLAN OF MERGER AND THE AUTHORIZATION OF THE MERGER OF UPI WITH AND INTO KRT UNION CORP. AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE AGREEMENT AND PLAN OF MERGER.

             PLEASE BE SURE TO SIGN THE PROXY ON THE REVERSE SIDE.

                                    (Continued and to be signed on reverse side)

(Continued from other side)

    If any other business properly comes before the Special Meeting, this Proxy confers discretionary authority on the proxy nominees named herein to vote on such other business.

    The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement dated, in each case, January 30, 1997.

NOTE: Please sign exactly as your name or names appear hereon. If acting as executor, administrator, trustee, guardian, etc., please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

                                              Dated_______________________, 1997

                                              X___________________________(L.S.)

                                              X___________________________(L.S.)

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.